                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-08319
                                   --------------------------------------------

                               ING Partners, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

        151 Farmington Ave, Hartford, CT                           06156
--------------------------------------------------------------------------------
    (Address of principal executive offices)                     (Zip code)

                             John M. Delprete, Esq.
                        Investors Bank and Trust Company
                     200 Clarendon Street, Boston, MA 02116
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 860-723-2241
                                                    ------------
Date of fiscal year end: December 31
                         -----------

Date of reporting period: December 31, 2003
                          -----------------

ITEM 1. REPORTS TO STOCKHOLDERS.

[GRAPHIC]

FINANCIAL SOLUTIONS

ING PARTNERS, INC.

2003 ANNUAL REPORT


NOT ALL FUNDS MAY BE AVAILABLE IN ALL JURISDICTIONS,
UNDER ALL CONTRACTS OR UNDER ALL PLANS.

ANN.IPI-03 (3/04)

[ING LOGO]

PRESIDENT'S LETTER

Dear Shareholder,

[PHOTO OF JAMES M. HENNESSY]

What a difference a few months can make. In my last letter to our shareholders in the semi-annual report, it was hard to escape the sense of anxiety that many investors were experiencing. Now, six months later, I believe there may be a renewed sense of optimism among investors -- cautious optimism, to be sure, but optimism nevertheless.

And I believe there are good, solid reasons for this improved outlook. For one, many key corporations have been reporting profits in recent months. Granted, the numbers are modest, but they have been noteworthy, consistent and credible because many of these same companies are employing stricter accounting standards following the Enron debacle. Going hand-in-hand with these upbeat figures are the improving price-to-earnings ratios and improving valuations that many investors are now seeing.

The reasons for renewed confidence reach beyond the shores of the U.S. as well. Overall, world markets are reporting strong gains. This is certainly true of Japan, where the economy has been showing welcome signs of recovery in recent months. That recovery, in turn, has helped trigger increases in business activity and consumer confidence there.

We are seeing similar surges in consumer confidence in several key European markets, and, although, some European markets remain sluggish, overall, financial benchmarks from Europe reflect steady growth. Markets in the United Kingdom, in particular, are reporting impressive returns, thanks in no small part to England's robust housing market as well as strong figures coming from the consumer in that country.

This renewed confidence has been tempered, however, by recent events and news stories concerning mutual fund trading practices, including after-hours trading and market timing. As with many financial services companies, ING Life Insurance & Annuity Company ("ILIAC"), investment adviser to the Portfolios of ING Partners, Inc. and affiliates of ILIAC (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also completing an internal review of investment company share trading as well as a review of their policies and procedures in this area. ING will reimburse any ING Portfolio affected by inappropriate late trading or market timing for any improper profits that accrued to any person who engaged in improper frequent or late trading for which ING is responsible.

Also, I want to clearly state that ING does not condone the illegal practice of after-hours trading. In addition, it has been our long-standing policy to discourage inappropriate market timing in our funds. In fact, over the years, we have taken a variety of steps to address inappropriate fund trading activity. We were among the first fund groups to employ innovative techniques such as making extensive use of fair-value pricing for foreign securities.

We consider the fair treatment of committed investors to be of the utmost importance. We continue to look for effective strategies to address fund trading issues. We hope that the increased attention this issue is now receiving will make it easier for the industry to effectively address inappropriate fund trading in the future.

On behalf of everyone at ING Partners, thank you for your continued support. We look forward to helping you meet your investment goals in the future.

Sincerely,

/s/ James M. Hennessy

James M. Hennessy
President
ING Funds
February 13, 2004

                      ING ALGER AGGRESSIVE GROWTH PORTFOLIO
                          DECEMBER 31, 2003 COMMENTARY

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT

Dan Chung, Chief Investment Officer and Director of Research, and Dave Hyun, Executive Vice President and Portfolio Manager, Fred Alger Management, Inc., Sub-Adviser.

MARKET ENVIRONMENT

The year was dramatic, both economically and politically. It began shortly after the Dow hit a five-year low and ended with a robust recovery. At the beginning of 2003, the market had been down three years in a row, something that hadn't happened since 1939-1941. Overshadowed by national security concerns, the markets remained essentially stagnant into the spring. The looming American-led invasion of Iraq dominated the headlines and the attention of the American public. In spite of encouraging economic data, both Wall Street and Main Street were preoccupied with war. On March 19, 2003, the United States invaded Iraq. The markets then fluctuated with the perceived progress of the military campaign. Later in the spring, as the U.S. military achieved success, at least relative to very pessimistic media opinion, the markets recovered dramatically.

Throughout 2003, the U.S. Economy grew steadily, aided by the Federal Reserve, by tax policy, and by improving corporate outlooks. On June 25, 2003, the Fed cut the Fed Funds Rate to 1.00%, a 40-year low. The combination of low interest rates, tax cuts, increased federal spending and the mortgage refinancing boom boosted the economy significantly. Fueled by a spike in consumer spending and high productivity, third quarter GDP growth soared to 8.2%, the highest rate since 1984. Productivity growth also was exceptional in 2003, as it was in 2002. The one soft spot was the job market. Historically, there has always been a lag time between economic recovery and job creation. For the month of December, the unemployment rate was at 5.7%, just below its peak of 6.4%.

By the end of the year, the public mood had shifted. Both the economy and the markets experienced remarkable growth, and investors seemed to have gained a level of rational confidence that was absent from both the bull market of the late 1990s and the bear market of 2000 through 2002. The Dow Composite was up a staggering 50%. Interest rates and inflation remained low, though interest rates did increase as the economy picked up. The yield on the U.S. Treasury 10- Year note was pushed up to 4.25% at December 31, up from 4.05% a year earlier.

PERFORMANCE

The ING Alger Aggressive Growth Portfolio's (the "Portfolio") Class I, Class S and Class ADV shares returned 44.81%, 44.60% and 44.29%, respectively, compared to a return of 35.64% for the S&P MidCap 400 Index(1), and a return of 42.72% for the Russell MidCap Growth Index(2).

PORTFOLIO SPECIFICS

Things we got right: in the consumer sector, where the Portfolio had over 23% of its assets, we sharply outperformed the Russell MidCap Growth Index, with total returns of just over 93%. This was due to our early and significant positions in NetFlix, an innovative provider of DVDs by mail, and other exciting growth companies like XM Satellite Radio, Leapfrog Enterprises, Tractor Supply, Amazon and Urban

                      ING ALGER AGGRESSIVE GROWTH PORTFOLIO
                    DECEMBER 31, 2003 SUB-ADVISER COMMENTARY

Outfitters. The Portfolio was hurt by our holdings in energy stocks, which as a sector significantly trailed the returns of the rest of the market; we reduced our exposure to this sector over the course of the year. An average of nearly 29% of the Portfolio was in information technology stocks, which led to superior returns for the Portfolio. Corporate spending on IT has shown steady improvement throughout the year. One big loser was BISYS Group, a provider of outsourcing and back-office services for financial institutions, which hurt our performance in this sector.

MARKET OUTLOOK

As we head into 2004, we believe that the economy will continue to grow at a strong pace. Trillions of dollars sit in money market and savings accounts, and as the economy continues to grow steadily, we believe that investors will look to put those dollars to more productive use in the equity markets. We think that, as investors search for better returns on their capital, high quality, high growth companies should do well. Fundamentally, these are strong companies, with management teams that not only led their companies through the downturn of the last three years, but looked forward while doing so. They continued to invest in their products and services, and they should reap the benefits if the economy accelerated in 2004.

True, many people are unsettled by the situation in Iraq, the federal deficit, and most importantly, the job market. But consumer demand remains strong and business spending continues to increase. We feel that the result should be wage increases or job-creation, or both. We expect that consumers will continue to hold up the economy as they have always done. Home mortgage refinancing activity has begun to slow, but federal spending and tax cuts will continue to provide economic liquidity well into 2004. And as a general rule, Wall Street consistently underestimates the ability of consumers to find new ways to maintain spending, so we're not convinced about the recent predictions that the consumer may be tapped out.

Other signs are also encouraging. Mergers and acquisitions (M&A) are a necessary component of a healthy economy. At a minimum, M&A activity is a sign that business leaders are optimistic enough about future prospects in their industry that they feel confident to take risks. October 2003 was the biggest month for M&A deals since July 2001, and we expect the M&A activity will continue to increase in the coming fiscal year.

In short, the coming year is likely to be shaped by an economy expanding between 3.5% and 4% annually and by rational exuberance in the equity markets. The only caveat is that while most economic indicators are pointing to this direction, investors are maintaining high expectations for future earnings. They are optimistic, but cautious, as are we. Having survived the bubble and the bust, we, like you, would prefer not to see a repeat of either.

We hope that we have served you well this year. We know that the issues surrounding trading activities in the mutual fund industry have raised questions, and we are doing everything we can to address your concerns and justify your confidence in us. You have entrusted us to find the best investments. And we hope that we will continue to earn that trust. We strive for the utmost rigor and integrity in our investment process, and going forward, we are committed to making sure that every aspect of our company is run with the same integrity.

[CHART]

                      ING ALGER AGGRESSIVE GROWTH
                       PORTFOLIO - ADVISER CLASS            S&P MIDCAP 400 INDEX
12/10/2001                      $ 10,000                         $ 10,000
12/31/2001                      $ 10,083                         $ 10,246
3/31/2002                       $  9,723                         $ 10,907
6/30/2002                       $  8,396                         $  9,868
9/30/2002                       $  6,833                         $  8,212
12/31/2002                      $  7,027                         $  8,664
3/31/2003                       $  7,124                         $  8,254
6/30/2003                       $  8,535                         $  9,680
9/30/2003                       $  8,964                         $ 10,289
12/31/2003                      $ 10,139                         $ 11,611

Average Annual Total Return for the Fund for the periods ended 12/31/03:

                              CLASS I         CLASS S         CLASS ADV
One Year:                      44.81%          44.60%           44.29%
Since Inception*:               1.13%           0.87%            0.67%

* Class I, Class S, and Class ADV commenced operations on 12/10/2001.


----------
Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

(1) The S&P Midcap 400 Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

(2) The Russell MidCap Growth Index is a capitalization-weighted index which consists of securities with capitalizations between $450 million and $3.8 billion with greater than average growth orientation.

                    ING ALGER CAPITAL APPRECIATION PORTFOLIO
                          DECEMBER 31, 2003 COMMENTARY

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT

Dan Chung, Chief Investment Officer and Director of Research, and Dave Hyun, Executive Vice President and Portfolio Manager, Fred Alger Management, Inc., Sub-Adviser.

MARKET ENVIRONMENT

The year was dramatic, both economically and politically. It began shortly after the Dow hit a five-year low and ended with a robust recovery. At the beginning of 2003, the market had been down three years in a row, something that hadn't happened since 1939-1941. Overshadowed by national security concerns, the markets remained essentially stagnant into the spring. The looming American-led invasion of Iraq dominated the headlines and the attention of the American public. In spite of encouraging economic data, both Wall Street and Main Street were preoccupied with war. On March 19, 2003, the United States invaded Iraq. The markets then fluctuated with the perceived progress of the military campaign. Later in the spring, as the U.S. military achieved success, at least relative to very pessimistic media opinion, the markets recovered dramatically.

Throughout 2003, the U.S. Economy grew steadily, aided by the Federal Reserve, by tax policy, and by improving corporate outlooks. On June 25, 2003, the Fed cut the Fed Funds Rate to 1.00%, a 40-year low. The combination of low interest rates, tax cuts, increased federal spending and the mortgage refinancing boom boosted the economy significantly. Fueled by a spike in consumer spending and high productivity, third quarter GDP growth soared to 8.2%, the highest rate since 1984. Productivity growth also was exceptional in 2003, as it was in 2002. The one soft spot was the job market. Historically, there has always been a lag time between economic recovery and job creation. For the month of December, the unemployment rate was at 5.7%, just below its peak of 6.4%.

By the end of the year, the public mood had shifted. Both the economy and the markets experienced remarkable growth, and investors seemed to have gained a level of rational confidence that was absent from both the bull market of the late 1990s and the bear market of 2000 through 2002. The Dow rose almost 28% for the year, to 10,453. The S&P 500 also rose about 28%, while the Nasdaq Composite was up a staggering 50%. Interest rates and inflation remained low, though interest rates did increase as the economy picked up. The yield on the U.S. Treasury 10- Year note was pushed up to 4.25% at December 31, up from 4.05% a year earlier.

PERFORMANCE

The ING Alger Capital Appreciation Portfolio's (the "Portfolio") Class I, Class S and Class ADV shares returned 21.30%, 21.00% and 20.90%, respectively, for the period from the Fund's inception, May 1, 2003 to December 31, 2003 compared to a return of 22.76% for the S&P 500 Index(1), and a return of 29.75% for the Russell 3000 Growth Index(2).

PORTFOLIO SPECIFICS

More than 33% of the Portfolio's holdings were in the information technology sector. Stocks such as Yahoo! Inc., a global business and consumer services company, and National Semiconductor Corp., a maker of analog microchips, experienced triple digit gains. Our health care stocks were slightly above market weight, at almost 26% of the Portfolio, and outperformed the Russell 3000 Growth Index. While the

                    ING ALGER CAPITAL APPRECIATION PORTFOLIO
                    DECEMBER 31, 2003 SUB-ADVISER COMMENTARY

performance of our holdings in this sector was mixed, strong performance from stocks such as Zimmer Holdings and Boston Scientific Corp. boosted our overall returns. The Portfolio suffered from our holding in the consumer staples sector, but we trimmed our positions in the sector over the course of the year, and the overall impact on the Portfolio's performance was minimal.

MARKET OUTLOOK

As we head into 2004, we believe that the economy will continue to grow at a strong pace. Trillions of dollars sit in money market and savings accounts, and as the economy continues to grow steadily, we believe that investors will look to put those dollars to more productive use in the equity markets. We think that, as investors search for better returns on their capital, high quality, high growth companies should do well. Fundamentally, these are strong companies, with management teams that not only led their companies through the downturn of the last three years, but looked forward while doing so. The continued to invest in their products and services, and they should reap the benefits if the economy accelerated in 2004.

True, many people are unsettled by the situation in Iraq, the federal deficit, and most importantly, the job market. But consumer demand remains strong and business spending continues to increase. We feel that the result should be wage increases or job-creation, or both. We expect that consumers will continue to hold up the economy as they have always done. Home mortgage refinancing activity has begun to slow, but federal spending and tax cuts will continue to provide economic liquidity well into 2004. And as a general rule, Wall Street consistently underestimates the ability of consumers to find new ways to maintain spending, so we're not convinced about the recent predictions that the consumer may be tapped out.

Other signs are also encouraging. Mergers and acquisitions (M&A) are a necessary component of a healthy economy. At a minimum, M&A activity is a sign that business leaders are optimistic enough about future prospects in their industry that they feel confident to take risks. October 2003 was the biggest month for M&A deals since July 2001, and we expect the M&A activity will continue to increase in the coming fiscal year.

In short, the coming year is likely to be shaped by an economy expanding between 3.5% and 4% annually and by rational exuberance in the equity markets. The only caveat is that while most economic indicators are pointing to this direction, investors are maintaining high expectations for future earnings. They are optimistic, but cautious, as are we. Having survived the bubble and the bust, we, like you, would prefer not to see a repeat of either.

We hope that we have served you well this year. We know that the issues surrounding trading activities in the mutual fund industry have raised questions, and we are doing everything we can to address your concerns and justify your confidence in us. You have entrusted us to find the best investments. And we hope that we will continue to earn that trust. We strive for the utmost rigor and integrity in our investment process, and going forward, we are committed to making sure that every aspect of our company is run with the same integrity.

[CHART]

                      ING ALGER CAPITAL APPRECIATION
                        PORTFOLIO - ADVISER CLASS            S&P 500 INDEX
5/1/2003                         $ 10,000                       $ 10,000
5/31/2003                        $ 10,630                       $ 10,516
6/30/2003                        $ 10,820                       $ 10,635
7/31/2003                        $ 11,070                       $ 10,808
8/31/2003                        $ 11,310                       $ 11,001
9/30/2003                        $ 11,011                       $ 10,869
10/31/2003                       $ 11,801                       $ 11,467
11/30/2003                       $ 11,971                       $ 11,549
12/31/2003                       $ 12,090                       $ 12,135

Average Annual Total Return for the Fund for the periods ended 12/31/03:

                              CLASS I         CLASS S         CLASS ADV
Since Inception*:              21.30%          21.00%           20.90%

* Class I, Class S, and Class ADV commenced operations on 5/1/2003.

----------
Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

(1) The Standard & Poor's (S&P) 500 index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

(2) The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. Please note that all indexes are unmanaged and do not take into account any fees and expanses of the individual securities that they track. Individuals cannot invest directly in any index.

                           ING ALGER GROWTH PORTFOLIO
                          DECEMBER 31, 2003 COMMENTARY

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT

Dan Chung, Chief Investment Officer and Director of Research, and Dave Hyun, Executive Vice President and Portfolio Manager, Fred Alger Management, Inc., Sub-Adviser.

MARKET ENVIRONMENT

The year was dramatic, both economically and politically. It began shortly after the Dow hit a five-year low and ended with a robust recovery. At the beginning of 2003, the market had been down three years in a row, something that hadn't happened since 1939-1941. Overshadowed by national security concerns, the markets remained essentially stagnant into the spring. The looming American-led invasion of Iraq dominated the headlines and the attention of the American public. In spite of encouraging economic data, both Wall Street and Main Street were preoccupied with war. On March 19, 2003, the United States invaded Iraq. The markets then fluctuated with the perceived progress of the military campaign. Later in the spring, as the U.S. military achieved success, at least relative to very pessimistic media opinion, the markets recovered dramatically.

Throughout 2003, the U.S. Economy grew steadily, aided by the Federal Reserve, by tax policy, and by improving corporate outlooks. On June 25, 2003, the Fed cut the Fed Funds Rate to 1.00%, a 40-year low. The combination of low interest rates, tax cuts, increased federal spending and the mortgage refinancing boom boosted the economy significantly. Fueled by a spike in consumer spending and high productivity, third quarter GDP growth soared to 8.2%, the highest rate since 1984. Productivity growth also was exceptional in 2003, as it was in 2002. The one soft spot was the job market. Historically, there has always been a lag time between economic recovery and job creation. For the month of December, the unemployment rate was at 5.7%, just below its peak of 6.4%.

By the end of the year, the public mood had shifted. Both the economy and the markets experienced remarkable growth, and investors seemed to have gained a level of rational confidence that was absent from both the bull market of the late 1990s and the bear market of 2000 through 2002. The Dow rose almost 28% for the year, to 10,453. The S&P 500 also rose about 28%, while the Nasdaq Composite was up a staggering 50%. Interest rates and inflation remained low, though interest rates did increase as the economy picked up. The yield on the U.S. Treasury 10- Year note was pushed up to 4.25% at December 31, up from 4.05% a year earlier.

PERFORMANCE

For the year ended December 31, 2003, the ING Alger Growth Portfolio's (the "Portfolio") Class I, Class S and Class ADV shares returned 34.44%, 34.29% and 33.89%, respectively, compared to a return of 28.68% for the S&P 500 Index(1), and a return of 29.76% for the Russell 1000 Growth Index(2).

PORTFOLIO SPECIFICS

Reasons that we outperformed: first, a solid overweighting of the information technology sector, at almost 30% of the Portfolio's holdings, was key, as this sector led the market recovery, with strong returns from Intel, Veritas, and Cisco; and second, a similar overweighting in consumer stocks where both internet and retail stocks like Best Buy and eBay performed well. In both sectors, stock selection was a strong positive contributor. We were market weighted in health care stocks, at just of 25% of the Portfolio, and performed

                           ING ALGER GROWTH PORTFOLIO
                    DECEMBER 31, 2003 SUB-ADVISER COMMENTARY

in line with the sector here. We were hurt by HCA, but this was offset by strong performers such as Boston Scientific Corporation. A notable misjudgment was General Dynamics, which we sold in frustration at or near the low for the year.

MARKET OUTLOOK

As we head into 2004, we believe that the economy will continue to grow at a strong pace. Trillions of Dollars sit in money market and savings accounts, and as the economy continues to grow steadily, we believe that investors will look to put those dollars to more productive use in the equity markets. We think that, as investors search for better returns on their capital, high quality, high growth companies should do well. Fundamentally, these are strong companies, with management teams that not only led their companies through the downturn of the last three years, but looked forward while doing so. They continued to invest in their products and services, and they should reap the benefits if the economy accelerated in 2004.

True, many people are unsettled by the situation in Iraq, the federal deficit, and most importantly, the job market. But consumer demand remains strong and business spending continues to increase. We feel that the result should be wage increases or job-creation, or both. We expect that consumers will continue to hold up the economy as they have always done. Home mortgage refinancing activity has begun to slow, but federal spending and tax cuts will continue to provide economic liquidity well into 2004. And as a general rule, Wall Street consistently underestimates the ability of consumers to find new ways to maintain spending, so we're not convinced about the recent predictions that the consumer may be tapped out.

Other signs are also encouraging. Mergers and acquisitions (M&A) are a necessary component of a healthy economy. At a minimum, M&A activity is a sign that business leaders are optimistic enough about future prospects in their industry that they feel confident to take risks. October 2003 was the biggest month for M&A deals since July 2001, and we expect the M&A activity will continue to increase in the coming fiscal year.

In short, the coming year is likely to be shaped by an economy expanding between 3.5% and 4% annually and by rational exuberance in the equity markets. The only caveat is that while most economic indicators are pointing to this direction, investors are maintaining high expectations for future earnings. They are optimistic, but cautious, as are we. Having survived the bubble and the bust, we, like you, would prefer not to see a repeat of either.

We hope that we have served you well this year. We know that the issues surrounding trading activities in the mutual fund industry have raised questions, and we are doing everything we can to address your concerns and justify your confidence in us. You have entrusted us to find the best investments. And we hope that we will continue to earn that trust. We strive for the utmost rigor and integrity in our investment process, and going forward, we are committed to making sure that every aspect of our company is run with the same integrity.

[CHART]

                             ING ALGER GROWTH
                         PORTFOLIO - ADVISER CLASS       S&P 500 INDEX
12/10/2001                        $ 10,000                 $ 10,000
12/31/2001                        $  9,929                 $ 10,071
3/31/2002                         $  9,595                 $ 10,065
6/30/2002                         $  8,093                 $  8,683
9/30/2002                         $  6,480                 $  7,152
12/31/2002                        $  6,631                 $  7,718
3/31/2003                         $  6,570                 $  7,441
6/30/2003                         $  7,700                 $  8,549
9/30/2003                         $  7,941                 $  8,737
12/31/2003                        $  8,879                 $  9,754

Average Annual Total Return for the Fund for the periods ended 12/31/03:

                              CLASS I         CLASS S         CLASS ADV
One Year:                     34.44%          34.29%           33.89%
Since Inception*:             (5.13)%         (5.39)%          (5.60)%


* Class I, Class S, and Class ADV commenced operations on 12/10/2001.

----------
Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

(1) The Standard & Poor's (S&P) 500 index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

(2) The Russell 1000 Growth Index is an unmanaged market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled companies. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index

                    ING AMERICAN CENTURY SMALL CAP PORTFOLIO
                          DECEMBER 31, 2003 COMMENTARY

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT

Benjamin Z. Giele, Vice President and Portfolio Manager, and Kevin Laub, Portfolio Manager, American Century Investment Management, Inc., the Sub-Adviser.

MARKET OVERVIEW

The past twelve months were occasionally challenging but ultimately rewarding for equity investors. Early in the period, the stock market climbed out of its October 2002 trough, only to fall to new lows on March 11, 2003. However, that trend soon reversed course. The collapse of the Iraqi regime helped relieve uncertainty, and a steady stream of positive economic data, combined with some surprisingly strong earnings reports along the way, strengthened sentiment. The improving business and economic outlooks gave investors reason to return to the stock market, and they registered their conviction with buying that eventually gave the major U.S. equity indices double-digit gains by the end of the year. Against that backdrop, the Portfolio received positive contribution from each of the twelve sectors in which it was invested.

However, relative performance suffered in an environment in which higher-risk stocks attracted buyers and led the market. Frequently, the broad-based rally meant that weak companies advanced alongside the strong, and those whose fortunes were most closely tied to the improving economy or rising stock market enjoyed the greatest gains. However, the portfolio was underrepresented in those advancing areas for an important reason: Many companies simply did not demonstrate fundamental strength enough to merit inclusion in the portfolio. Consequently, the portfolio lacked exposure to some of the year's biggest winners.

PERFORMANCE

For the year ended December 31, 2003, ING Aetna American Century Small Cap Value Portfolio's (the "Portfolio") Class I, Class S and Class ADV Shares returned 35.84%, 35.49% and 35.08%, respectively, lagging its benchmark, the S&P SmallCap 600/BARRA Value Index(1), which rose 40.04%.

PORTFOLIO SPECIFICS

The Portfolio's technology stake contributed the most to absolute performance. An overweight and effective security selection in computer software firms, which posted remarkable gains during the year, proved favorable. Several holdings that were represented in the portfolio but not the index were among the top contributors. One was Activision, which makes interactive game software. This attractively priced stock rallied as enthusiasm increased for the latest versions of the company's popular games, such as Tony Hawk and Doom. Security selection in the electrical equipment industry, another group that shined during the year, also was advantageous. Together, these factors gave the Portfolio's technology position the second-best relative finish.

The best performance versus the benchmark came from investments in the health care sector, a source of considerable strength on an absolute basis. Medical products companies comprised the majority of the position. Effective stock selection in that industry buoyed relative results and produced several top contributors, including Sybron Dental Specialties, Inc., Beckman Coulter Inc., and Invitrogen Corp. Exposure to the medical services industry also yielded a top-contributing stock in LifePoint Hospitals Inc.

Holdings in the financial sector, the Portfolio's largest average weighting, significantly augmented absolute performance, but fell short on a relative basis. Stock picking among real estate firms and life and health insurance companies, many of which were held in the Portfolio but not the benchmark, was beneficial. However, that strength was not enough to mitigate weakness elsewhere. While holdings in the thrifts and the property and casualty insurance industries delivered meaningful contribution, lack of exposure to other companies, which did not have the fundamental strength necessary for inclusion in the Portfolio but nonetheless posted sizeable gains, caused the Portfolio to trail its benchmark.

Investments in the consumer cyclicals sector were the biggest detractors on a relative basis, even while these economically sensitive companies prospered and contributed to absolute returns. The portfolio was significantly underweight in this advancing sector, which contributed to underperformance. Security selection also turned out to be a liability, particularly in the clothing store and construction industries. In each case, performance suffered when stocks represented in the index but not the portfolio advanced.

Moreover, some individual holdings declined. One was Too, Inc., which owns and operates Limited, Too clothing stores that target pre-teen girls. The company has struggled with its merchandise mix, but its sound balance sheet and competent management continue to make it a compelling choice, so it remains in the portfolio. Another that struggled was Insituform Technologies Inc., a construction company that rehabilitates sewer pipes.

In several cases, security selection produced disappointments in an otherwise positive environment. Though utility firms provided solid contribution, Sierra Pacific Resources, an electric company, topped the list of detractors. Similarly, MedQuist Inc., a medical transcription firm in the information services industry, detracted while the remainder of the group delivered ample performance.

MARKET OUTLOOK

While the path of the market remains uncertain, we build our portfolio from the bottom-up rather than trying to predict economic currents or investment trends. As always, we will stand by our discipline of seeking undervalued companies that we believe offer our investors the opportunity for reward over time.

[CHART]

                      ING AMERICAN CENTURY SMALL CAP              S&P 600/
                      VALUE PORTFOLIO - SERVICE CLASS         BARRA VALUE INDEX
5/1/2002                        $  10,000                         $  10,000
6/30/2002                       $   9,550                         $   9,064
9/30/2002                       $   7,730                         $   7,361
12/31/2002                      $   8,151                         $   7,704
3/31/2003                       $   7,751                         $   7,240
6/30/2003                       $   9,201                         $   8,659
9/30/2003                       $   9,652                         $   9,251
12/31/2003                      $  11,044                         $  10,596

Average Annual Total Return for the Fund for the periods ended 12/31/03:

                              Class I         Class S         Class ADV
One Year:                      35.84%          35.49%           35.08%
Since Inception*:               6.38%           6.13%            5.83%

* Class I, Class S, and Class ADV commenced operations on 5/01/2002.

----------
Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

(1) The S&P 600/BARRA Value Index is a capitalization-weighted index of all stocks in the Standard & Poors Smallcap 600 that have low book-to-price ratios. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

                         ING BARON SMALL CAP GROWTH FUND
                          DECEMBER 31, 2003 COMMENTARY

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT

Ronald Baron, Chief Executive Officer, Chief Investment Officer and Chairman, BAMCO, Inc., the Sub-Adviser.

MARKET OVERVIEW

The majority of the Russell 2000's performance came from the technology and biotechnology sectors, two areas where we have very little direct exposure. We continue to focus on well-managed, small-company, growth businesses that we believe have big opportunities and significant barriers to entry. Since its inception in May of 2002, the Portfolio is up 17.40%, while the Russell 2000 is up 11.55% and the average Morningstar Small Cap Growth Fund is up 8.10%.

PERFORMANCE

For the year ended December 31, 2003, the ING Baron Small Cap Growth Portfolio's (the "Portfolio") Class I, Class S and Class ADV Shares returned 33.87%, 33.45% and 33.18%, respectively, trailing the Russell 2000 Index(1) and Morningstar's average Small Cap Growth Fund, which were up 47.25% and 44.78% respectively.

INVESTMENT PERFORMANCE

Sectors that had the most positive contribution over the one year period include recreation & resorts, financial services, education, and health care facilities. The recreation & resorts sector made the largest contribution to the Portfolio's performance. Improving economic conditions along with diminished concern about SARS and the war in Iraq all contributed to a strong showing in the Portfolio's casino and resort holdings.

The Portfolio's investments in the financial sector also made a significant contribution. With interest rates holding steady and employment prospects growing, many of the Portfolio's holdings have gained.

The education sector was a strong contributor to the Portfolio's performance in 2003. The portfolio has several investments that are taking advantage of the growing demand for adult education programs and career-oriented, technology-based education to college and graduate students in the U.S. and Canada. Many adults, finding their current career paths limited, have been returning to school to improve their skills and prospects.

Health care, a sector that tends to perform well when the economy is sluggish, continued to show strength even as business conditions started to improve.

There were no sectors that had a significantly negative impact on performance during the year 2003.

Wynn Resorts rose 113% and contributed the most to the Portfolio's gain in 2003. Wynn is currently building one of the most luxurious resorts in Las Vegas, which is scheduled to open in April of 2005. When completed, it promises to be one of the most extravagant destination spots that the city has ever seen. Wynn also has plans for a casino on the island of Macau in China which we feel can be even more profitable than their Las Vegas property.

Kerzner International was advanced 77% and was the second largest contributor to the Portfolio's gain in 2003. The company's two resorts in the Bahamas, The Atlantis and the Ocean Club, experienced solid increases in both their occupancy and room rates. In addition, the company announced several new projects that we estimate will be significantly accretive to earnings over time. Two noteworthy developments slated to open by 2007 include: The Palm, a 1,000-room resort and water park in the affluent desert of Dubai and a 150-room waterfront property in Cape Town Harbor, South Africa. We are equally excited about other growth opportunities Kerzner has planned in the U.K., Mexico and the Bahamas.

Cheesecake Factory, which was up 58% in 2003, also had a strong positive impact on the Portfolio. The Cheesecake Factory has over 200 menu items and an average check of $15.78. Presently the company operates 70 restaurants, including 3 Grand Lux Cafes and a full-service bakery which produces 50 varieties of cheesecake. We believe that the company should ultimately be able to open over 200 restaurants in the United States. They have experienced great success in opening new restaurants and have never been forced to close an underperforming location.

There were very few stocks that had a meaningfully negative impact on the Portfolio during the year. Two stocks that were down for the year were CTI Molecular Imaging and 99 Cents Only Stores, which fell 36% and 35%, respectively.

OUTLOOK

While the market was up significantly in 2003, it began the year with a great deal of uncertainty, as war with Iraq loomed. But when the conflict was resolved quickly, investors began to focus again on the market fundamentals and the favorable conditions that existed in the U.S. equity markets. Interest rates were at their lowest levels in over four decades, corporate earning improved, unemployment decreased and inflation remained low.

Baron invests for the long-term in what we believe to be forward-looking, well-managed, fast-growing businesses. We believe the companies we own will continue to grow at very healthy and sustainable rates and we expect that their share prices will continue to reflect their attractive prospects

[CHART]

              ING BARON SMALL CAP GROWTH
              PORTFOLIO - SERVICE CLASS      RUSELL 2000 INDEX
5/1/2002              $  10,000                 $  10,000
6/30/2002             $   9,610                 $   9,057
9/30/2002             $   8,710                 $   7,092
12/31/2002            $   8,760                 $   7,499
3/31/2003             $   8,520                 $   7,136
6/30/2003             $  10,031                 $   8,777
9/30/2003             $  10,581                 $   9,547
12/31/2003            $  11,692                 $  10,902

Average Annual Total Return for the Fund for the periods ended 12/31/03:

                              CLASS I         CLASS S         CLASS ADV
Since Inception*:              33.87%          33.45%           33.18%
Since Inception*:              10.07%           9.79%            9.51%

* Class I, Class S, and Class ADV commenced operations on 5/01/2002.

----------
Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

(1) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

                        ING DSI ENHANCED INDEX PORTFOLIO
                          DECEMBER 31, 2003 COMMENTARY

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT

A team of investment professionals from DSI International Management, Inc., the Sub-Adviser.+

MARKET OVERVIEW

Leading up to the Iraqi war, the equity markets were weak, as the uncertainties regarding the conflict and its aftermath, coupled with the anemic economy, caused investors to shun stocks in favor of bonds. As the war progressed and the major fighting ended, investors became increasingly optimistic regarding the potential for a sustained economic recovery. This, in turn, triggered a strong stock market rally that continued through much of the remainder of the reporting period. Despite some volatility, stocks generated positive results in nine of the last 10 months of the Portfolio's fiscal year.

While the market's rally was extremely broad-based, more speculative, risky stocks generated the strongest results. In particular, smaller-cap securities and technology stocks outperformed the overall market. Toward the end of the year, there was something of a flight to quality, as investors sought to lock in gains. In addition, there were some concerns regarding the fall of the dollar and the potential for higher interest rates in 2004.

PERFORMANCE

For the year ended December 31, 2003, the ING DSI Enhanced Index Portfolio's (the "Portfolio") Class I, Class S and Class ADV Shares returned 27.74%, 27.38% and 26.99%, respectively. Over the same period, the S&P 500 Index(1) had a total return of 28.68%.

PORTFOLIO SPECIFICS

We continued to use our proprietary model, which ranks stocks in the S&P 500 Index by considering independent composite factors, such as earnings expectations, earnings growth, valuation, dividend yield, return on equity and sales/margins. Our investment process also utilizes rigorous risk control techniques. Collectively, these tools are used to seek consistent, excess returns while minimizing unintended deviations over a complete market cycle.

During the year, the value factors we analyze became less attractive based on our predictive measurements, whereas the growth measures rose slowly. There were two notable exceptions to the rise of growth measurements. In the first half of the year, the weight of earnings expectations declined slightly, while in the second half, there was a similar decline in return on equity. All told, the Portfolio's broad characteristics were a combination of relative undervaluation by most traditional measures, and rising expectations of increasing return on equity and earnings growth.

[CHART]

               ING DSI ENHANCED INDEX
              PORTFOLIO - SERVICE CLASS    S&P 500 INDEX
12/10/2001           $   10,000             $   10,000
12/31/2001           $    9,915             $   10,071
3/31/2002            $    9,916             $   10,065
6/30/2002            $    8,603             $    8,683
9/30/2002            $    7,098             $    7,152
12/31/2002           $    7,644             $    7,718
3/31/2003            $    7,378             $    7,441
6/30/2003            $    8,521             $    8,549
9/30/2003            $    8,723             $    8,737
12/31/2003           $    9,739             $    9,754

Average Annual Total Return for the Fund for the periods ended 12/31/03:

                              CLASS I         CLASS S         CLASS ADV
One Year:                     27.74%          27.38%           26.99%
Since Inception*:             (1.06)%         (1.28)%          (1.51)%

* Class I, Class S, and Class ADV commenced operations on 12/10/2001.

----------
+ Effective January 23, 2004, Aeltus Investment Management, Inc. became the Sub-Adviser and the name of the Portfolio was changed to the ING Aeltus Enhanced Index Portfolio.

Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

(1) The Standard & Poor's (S&P) 500 index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

                   ING GOLDMAN SACHS CAPITAL GROWTH PORTFOLIO
                          DECEMBER 31, 2003 COMMENTARY

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT

A team of investment professionals led by Herbert Ehlers, Managing Director Goldman Sachs Asset Management, L.P., Sub-Adviser.

MARKET ENVIRONMENT

The first quarter of the year was volatile, as investors dealt with conflicting economic reports and the start of the war in Iraq. Most major corporations remained fiscally restrained in anticipation of the continued low demand environment. In the second, third and fourth quarters, the U.S. equity market rallied sharply due to easing geopolitical concerns, a marked shift in investor sentiment, and an improved economic backdrop. Investors have grown increasingly optimistic about the prospects for a sustained economic recovery. With historically low interest rates, tax cuts, and minimal inflation risk, the environment has steadily improved. During the year, many corporations exceeded analysts' earnings expectations, as the combination of revenue growth and cost cutting resulted in sharp profit gains. As such, stock prices have climbed in anticipation of continued earnings growth as the economy expands and emerges from the downturn. Throughout the year, assets began to flow back into the U.S. equity markets. While the gains were broad based, the largest returns were found in both highly speculative and smaller-cap areas. Investors seem optimistic that an improving economy will further stimulate demand for U.S. products and services.

PERFORMANCE

For the year ended December 31, 2003, the ING Goldman Sachs Capital Growth Portfolio's (the "Portfolio") Class I, Class S and Class ADV Shares returned 23.81%, 23.63% and 23.19%, respectively. Over the same period, the Russell 1000 Growth Index returned 29.76% and the S&P 500 Index(1) had a total return of 28.68%.

PORTFOLIO SPECIFICS

Despite a difficult start to the year due to economic and geopolitical turmoil and uncertainty, Media companies finished the year in positive territory. Although national advertising showed earlier signs of increasing strength, recovery of local advertising lagged, as it typically does, and this caused concern for companies exposed to this sector. In the latter part of the year, the Portfolio's Media holdings benefited from several indicators that a full advertising recovery is underway. Univision Communications (1.7% of the Portfolio), Viacom, Inc. (2.9%), Time Warner, Inc. (1.8%), and Clear Channel Communications (2.7%) performed well and significantly contributed to performance.

Although all of the Portfolio's Technology holdings had positive absolute performance this year, relative performance suffered due to weak stock selection and an underweight in the area. Relative performance suffered because we did not own many of the more speculative, aggressive names that suffered the most in the last three years, but led the tech rally this year. These are companies in which we choose not to invest, as most of them do not meet our criteria for high-quality, long-term growth investments. Our disciplined investment philosophy is to buy high quality growth companies with a strong business franchise, free cash flow, recurring revenue, favorable long-term prospects excellent management, and strong financials. We are long-term investors and believe that the companies we own will ultimately come out on top and outperform over the full market cycle. Most notably, Microsoft Corp. (4.4%) and Dell, Inc. (2.2%) suffered despite their strong fundamentals. These companies are often viewed as technology safe-havens and in the recent tech market rally many investors shifted out of these companies into more aggressive stocks.

The Portfolio's companies in the Consumer Discretionary sector fared well as travel and lodging related companies rebounded this year as the fear of SARS and geopolitical tensions eased. In the second quarter, travel volumes reached pre-war volumes and remained strong the rest of the year. Cendant Corp. (2.4%)

Marriott International, Inc. (1.1%), and Starwood Hotels & Resorts (0.6%) rallied with the travel industry. Despite an underweight in the Healthcare sector, which aided performance, weak stock selection negatively impacted results. The Portfolio was hurt by the underperformance of many large pharmaceutical companies. Most of the Portfolio's healthcare holdings are in the pharmaceutical industry because these companies often fit our criteria for long-term growth such as pricing power, free cash flow, high return on invested capital, and long product life cycles. However, the pharmaceutical group was down due to lackluster new product launches, competition from generic producers, and impending patent expirations. Merck, Inc., (0.7%), Johnson & Johnson (1.4%), and Schering Plough Corp. (0.4%) ended the year in negative territory. Merck was down due to competitive issues with some of its products, as well as failed clinical trials of two late-stage pipeline drugs. Johnson & Johnson suffered from a weaker than expected launch of its drug coated Cypher stent due to numerous manufacturing issues.

MARKET OUTLOOK

There are a number of factors fueling the U.S. economy. Low interest rates coupled with tax cuts have created an environment that promotes consumer spending. While technology spending has been weak over the past few years, there have been early signs of improvement in demand and reasons to be optimistic that 2004 will show growth. Despite a relatively high level of unemployment, there is hope that companies will begin to increase headcount as they produce several consecutive periods of rising profits. We have already begun to see these gains, as many businesses have enjoyed better-than-expected earnings due to lower cost structures and sustained revenue growth. While some investors are concerned about the rapid pace at which equity prices have risen, our team is focusing solely on the high-quality growth characteristics of the businesses in which we invest. Over the near term, we expect that investors will continue to debate the market's valuation and during this time stock prices may be volatile. Nevertheless, we are confident that our in-depth, fundamental research approach should enable us to invest in those businesses that can produce superior growth over the long term.

[CHART]

              ING GOLDMAN SACHS CAPITAL GROWTH
                 PORTFOLIO - SERVICE CLASS        S&P 500 INDEX
12/10/2001               $  10,000                  $  10,000
12/31/2001               $   9,920                  $  10,071
3/31/2002                $   9,724                  $  10,065
6/30/2002                $   8,265                  $   8,683
9/30/2002                $   6,940                  $   7,152
12/31/2002               $   7,456                  $   7,718
3/31/2003                $   7,242                  $   7,441
6/30/2003                $   8,195                  $   8,549
9/30/2003                $   8,409                  $   8,737
12/31/2003               $   9,220                  $   9,754

Average Annual Total Return for the Fund for the periods ended 12/31/03:

                              CLASS I         CLASS S         CLASS ADV
One Year:                     23.81%          23.63%           23.19%
Since Inception*:             (3.69)%         (3.88)%          (3.87)%

* Class I, Class S, and Class ADV commenced operations on 12/10/2001.

----------
Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

(1) The Standard & Poor's (S&P) 500 index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

                     ING GOLDMAN SACHS CORE EQUITY PORTFOLIO
                          DECEMBER 31, 2003 COMMENTARY

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT

A team of investment professionals led by Robert C. Jones, Managing Director Goldman Sachs Asset Management, L.P., Sub-Adviser.

MARKET ENVIRONMENT

During the reporting period, the U.S. economy gained momentum and investors became less risk averse. This helped to generate a strong rally in the global equity markets. For the period since the Portfolio's inception through December 31, 2003 all 13 sectors in the S&P 500 Index rose, led by Technology (+ 37.9%), Basic Materials (+ 33.4%) and Industrials (+ 33.3%). The top-weighted Technology and Financials sectors were the largest positive contributors (weight times performance) to Index gains.

PERFORMANCE

Since its inception on May 1, 2003 through December 31, 2003, the ING Goldman Sachs Core Equity Portfolio's (the "Portfolio") Class I, Class S and Class ADV Shares returned 24.60%, 24.40% and 24.20%, respectively. Over the same period, the S&P 500 Index(1) had a total return of 22.76%.

PORTFOLIO SPECIFICS

In managing the CORE(SM) products, we do not take size or sector bets. We hope to add value versus the Portfolio's Index by individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive, and companies with strong profit margins, sustainable earnings, and who use their capital to enhance shareholder value. Over the long term, these factors have led to excess returns, and they are not highly correlated, which diversifies the Portfolio's sources of returns.

Returns to the CORE investment themes were mixed during the period, but positive overall. Valuation was the largest contributor to positive excess returns, as inexpensive companies outperformed their more richly valued counterparts, followed by Profitability. Earnings Quality and Management Impact also boosted relative returns, albeit less significantly. Momentum and Analyst Sentiment, formerly known as Fundamental Research, detracted most from relative returns for the period.

In sectors, stock selection was positive overall. The Portfolio's holdings in the Healthcare sector outperformed their peers in the benchmark most. Meanwhile, holdings in the Consumer Services sector detracted most from relative returns for the period.

MARKET OUTLOOK

Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer names about which fundamental research analysts are becoming more positive and companies that are profitable, have sustainable earnings and use their capital to enhance shareholder value. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

[CHART]

               ING GOLDMAN SACHS CORE EQUITY
                 PORTFOLIO - SERVICE CLASS       S&P 500 INDEX
5/1/2003                 $  10,000                 $  10,000
5/31/2003                $  10,550                 $  10,516
6/30/2003                $  10,730                 $  10,635
7/31/2003                $  10,971                 $  10,808
8/31/2003                $  11,231                 $  11,001
9/30/2003                $  11,161                 $  10,869
10/31/2003               $  11,742                 $  11,467
11/30/2003               $  11,892                 $  11,549
12/31/2003               $  12,440                 $  12,135

Average Annual Total Return for the Fund for the periods ended 12/31/03:

                              CLASS I         CLASS S         CLASS ADV
Since Inception*:              24.60%          24.40%           24.20%

* Class I, Class S, and Class ADV commenced operations on 5/1/2003.

----------
Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

(1) The Standard & Poor's (S&P) 500 index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

                  ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO
                          DECEMBER 31, 2003 COMMENTARY

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT

James Fisher and Tom Murray, Portfolio Managers, J.P. Morgan Fleming Asset Management Limited, Sub-Adviser.

MARKET ENVIRONMENT

World markets declined throughout most of the first quarter of 2003 due to geopolitical and economic uncertainty. By mid-March, however, they began a rally that would continue until the end of the year. Indications that coalition forces would imminently take military action in Iraq triggered the rally. This then continued as central banks around the world eased monetary policy, and the Bush administration further primed the U.S. economy with a $350 billion reduction in personal taxation. Gathering evidence of recovery in the United States and Asia in terms of better-than-expected corporate profits and positive economic data drove the rally through the third and fourth quarters. Europe, however, struggled to keep up due partly to currency strength.

In this market environment, the Portfolio delivered substantial absolute performance in 2003. Given the strong Japanese rally in low-quality, domestic stocks, and the weak performance of the Consumer Discretionary and Healthcare stocks, the Portfolio's holdings in Japan trailed the benchmark.

PERFORMANCE

The ING JPMorgan Fleming International Portfolio's (the "Portfolio") Class I, Class S and Class ADV shares returned 29.45%, 29.38% and 28.98%, respectively, compared to a return of 38.59% for the MSCI EAFE Index(1).

PORTFOLIO SPECIFICS

Stock selection in the U.K., France and Sweden enhanced performance most positively during the year, due to the Portfolio's bias toward high-return companies. In particular, companies with exposure to economic recovery performed well. Several key holdings drove performance. Wolseley, the U.K. building products company, contributed significantly to Portfolio returns as it demonstrated robust organic growth, ongoing cost savings and continued improvement in margins. Shares in Compagnie de Saint-Gobain, the French glass and high performance materials group, also rose in anticipation of an industrial recovery leading to higher sales. In the Financial sector, there was a recovery in share prices as rising equity markets combined with the first indications of an improvement in economic activity to create a more favorable operating environment. Among the leading contributors to Portfolio performance were AXA, Barclays, BNP Paribas and Nordea.

Elsewhere in the U.K. and France, an eclectic group of stocks contributed to performance. Tesco, the U.K. food retailer, reported a sharp acceleration in sales growth fueled by gains in its share of the clothing market. British Land, the U.K. property company, performed well as its discount to net asset value narrowed following the government's announcement that it would introduce a U.S.-style REIT structure. In France, Imerys, the industrial materials and pigments group, announced strong growth in operating profit. Also in France, Dassault Systemes, a leading designer of product lifecycle management software, revealed high earnings growth.

In Japan, however, holdings detracted from performance, as the returns of Portfolio stocks primarily in the Consumer Discretionary and Healthcare sectors failed to keep pace with domestic and cyclical sectors such as the banks. Among consumer electronics companies, expectations of a slump in operating margins caused the stock prices of Fuji Photo Film and Sony to fall. In Healthcare, holdings such as Takeda Chemical Industries faced threats to their levels of profitability from price cuts and growing foreign competition in their home market. Two companies that suffered from the impact of the weak U.S. dollar were Honda Motor and Canon. Additionally, Takefuji, a consumer finance company, declined following the arrest of its chairman.

Given the strong rally in the market, our cash position also detracted from performance.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO FOR 2004?

As we enter 2004, investors who stayed invested through the trough of the bear market have good reason to feel vindicated. The question now is whether equities will continue their upward path. Our view is that they will, although we do not anticipate gains of the same magnitude as 2003. In spite of the substantial rise in equities since the giveaway valuations of March 2003, the combination of an appreciation in bond yields and abundant liquidity (which has kept short rates low), means equities still look attractive. We do not anticipate any valuation appreciation in 2004, so stock gains will depend on genuine earnings progression. As always, we remain confident in our ability to pick stocks at reasonable prices. We do not expect the low quality momentum rally that dominated parts of 2003 to continue into 2004.

[CHART]

              ING JPMORGAN FLEMING INTERNATIONAL
                   PORTFOLIO - INITIAL CLASS        MSCI EAFE INDEX
11/28/97                  $  10,000                    $  10,000
6/30/98                   $  12,277                    $  11,712
12/31/98                  $  12,098                    $  12,141
6/30/99                   $  13,390                    $  12,640
12/31/99                  $  19,164                    $  15,455
6/30/2000                 $  17,480                    $  14,827
12/31/2000                $  15,409                    $  13,265
6/30/2001                 $  12,769                    $  11,328
12/31/2001                $  11,260                    $  10,421
6/30/2002                 $  11,024                    $  10,132
12/31/2002                $   9,224                    $   8,595
6/30/2003                 $   9,743                    $   9,255
12/31/2003                $  11,938                    $  11,627

Average Annual Total Return for the Fund for the periods ended 12/31/03:

                              CLASS I         CLASS S         CLASS ADV
One Year:                     29.45%           29.38%           28.98%
Five Year:                    (0.26)%              -                -
Since Inception*:              2.95%            2.00%            1.73%

* Class I commenced operations on 11/28/1997, Class S, and Class ADV commenced operations on 12/10/2001.

----------
Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

(1) Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia, and the Far East. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

                      ING JPMORGAN MID CAP VALUE PORTFOLIO
                          DECEMBER 31, 2003 COMMENTARY

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT

Jonathan K.L Simon, Chief Investment Officer and Director, and Larry Playford, Vice President, Robert Fleming, Inc., Sub-Adviser.

PERFORMANCE

The ING JPMorgan Mid Cap Value Portfolio's (the "Portfolio") Class I, Class S and Class ADV shares returned 30.31%, 30.05% and 29.68%, respectively, compared to a return of 38.1% for the Russell Midcap Value Index(1).

PORTFOLIO SPECIFICS

Despite the Portfolio's solid gains for the period, performance relative to the market was somewhat muted by lack of exposure to the highly cyclical and/or highly leveraged segments of the market that were the driving force behind the rally in U.S. equities in 2003. As is often the case, our overriding focus on quality and value -- which generally avoids investments in highly cyclical and leveraged companies -- works to smooth out Portfolio performance at sharp inflection points in the market such as the one just experienced. The Portfolio's return was comfortably ahead of the gain by the broad stock market as measured by the S&P 500 Index.

Although the Portfolio participated in the market's climb, results trailed the benchmark for the period. In a period when all sectors of the Portfolio and benchmark registered gains, it was the more aggressive, high-beta stocks that led the benchmark higher. The Portfolio's underweight position in the Information Technology sector was the primary drag on performance. Additionally, the Portfolio's Consumer Discretionary holdings, which rose sharply during the period, underperformed their benchmark peer group.

On the plus side, many of the Portfolio's core financial service holdings performed well during the year as improving economic conditions, net interest margin stabilization, rebounding equity markets and expectations of industry consolidation aided the sector. Even though the asset managers have enjoyed the vibrant recovery, the regional banks and mortgage companies have also managed to keep pace. In particular, Golden West Financial, MGIC Investment, T. Rowe Price Group, North Fork Bancorp, and TCF Financial were among the top contributors to the Portfolio's total return during the year.

Despite the Portfolio's strong performance a few holdings did not fare well. One of the top detractors from the Portfolio's total return was Roper Industries, which announced a corporate reorganization, as well as shipment delays to its largest customer and weakness in its downstream oil and gas markets earlier in the year. As a result of these issues we sold our position in the company before the market recovery.

MARKET OUTLOOK

After three years of declines for U.S. equity indices, 2003 turned out to be a very strong year for equity returns. While we are happy to see the market recover in such short order, we are also hopeful that the more speculative elements of the rally fade away without disruption, and that fundamentally strong, durable businesses again assume leadership in the markets. Going forward, we will remain steadfast to the investment process and philosophy that has guided the strategy since its inception.

[CHART]

               ING JPMORGAN MID CAP VALUE
               PORTFOLIO - SERVICE CLASS      RUSELL MID CAP VALUE INDEX
5/1/2002               $  10,000                      $  10,000
6/30/2002              $   9,520                      $   9,491
9/30/2002              $   8,601                      $   7,787
12/31/2002             $   9,247                      $   8,338
3/31/2003              $   9,077                      $   7,999
6/30/2003              $  10,339                      $   9,431
9/30/2003              $  10,810                      $   9,991
12/31/2003             $  12,026                      $  11,511

Average Annual Total Return for the Fund for the periods ended 12/31/03:

                              CLASS I         CLASS S         CLASS ADV
One Year:                      30.31%          30.05%           29.68%
Since Inception*:              11.97%          11.67%           11.40%

* Class I, Class S, and Class ADV commenced operations on 5/01/2002.

----------
Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

(1) The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

                     ING MFS CAPITAL OPPORTUNITIES PORTFOLIO
                          DECEMBER 31, 2003 COMMENTARY

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT

S. Irfan Ali, Kenneth J. Enright, Portfolio Managers, Massachusetts Financial Services Company, Sub-Adviser.

MARKET OVERVIEW

Markets around the world were buoyed over the period by clear signs of recovery, especially in the United States and, to a lesser extent, in Japan and Europe. Worldwide monetary policy was conducive to growth as central banks, including the U.S. Federal Reserve Bank, sought to stimulate economic expansion by keeping interest rates low. We started to see improvements in several key economic indicators, including corporate earnings, capital and consumer spending, and business and consumer confidence.

PERFORMANCE

For the year ended December 31, 2003, the ING MFS Capital Opportunities Portfolio's (the "Portfolio") Class I, Class S and Class ADV Shares returned 28.07%, 27.74% and 27.39%, respectively. This compares with returns of 28.68% for the Portfolio's benchmark, the Standard & Poor's Stock Index(1) (The S&P
500). The S&P 500 is a commonly used measure of the broad stock market.

Overall improvement in the global economy helped to drive market rallies that began in mid-March and lasted, with only a few pauses, through the end of 2003. Largely left behind were concerns about an uncertain global political climate and sluggish economic conditions. In our view, investors, like consumers, became more optimistic about the future and aggressively moved into higher-risk, more economically sensitive securities and out of more conservative holdings.

PORTFOLIO SPECIFICS

The portfolio' holdings in the technology and leisure sectors were main contributors to underperformance relative to the benchmark.

In the technology sector, the portfolio' underweighted position in Intel was the leading contributor to underperformance. Investor concerns over Intel's weak corporate technology spending abated during the period, while the stock improved on the news that certain product lines, such as laptop PCs, had showed surprising strength.

Among other technology sector companies, holdings in Network Associates and Peoplesoft also detracted from performance. Network Associates stock fell after missing analysts' earnings projections due to reporting a sizable drop in customer spending on its web security and anti-virus software products. The company blamed the shortfall on continued weakness in business technology spending.

Despite a continued strong competitive position, a healthy balance sheet, and a boost from Oracle to acquire the company at a premium, Peoplesoft's stock price failed to appreciate as much as the technology sector overall.

In basic materials, the stock of Owens Illinois, a company that manufactures glass and plastic packaging, was also a source of negative performance. The company coped with pressure from rising prices for the oil used to make its plastic bottles and for the natural gas used to power several of its factories. Investors were also concerned by the company's highly leveraged balance sheet; potential liabilities associated with asbestos in its plants; and disruptions at the company's Venezuela facility.

The portfolio' cash position, although it averaged less than 4% of assets over the period, was the biggest detractor from relative performance. In a period when global markets continued to rise, any cash position hurt performance relative to S&P 500 which, like most market indices, has no cash position.

The portfolio generated its best performance relative to the benchmark from its positions in the retailing, consumer staples, and health care sectors.

Sears was the biggest contributor to positive performance in the retail sector. The stock had been selling at low valuations early in the period because of concerns about the performance of Sears' credit card division. The company then sold the credit card division at a very attractive price and used the proceeds to buy back some of its own stock. The company's ability to shed an underperforming division and focus on its retail business, coupled with the fact that its stock had been selling at a very cheap multiple, had a very positive effect on its value to investors.

Home Depot was another strong retail stock. It began the year selling at a very attractive valuation and then benefited from a portfolio of strong sales figures, an exclusive arrangement with John Deere, the remodeling of many of its stores, and from a newly expanded appliance business.

In the health care sector, Genentech stock benefited from a string of good news that boosted the company's long-term prospects. New data about its colorectal drug Avastin came in better than expected while the company released promising clinical reports about psoriasis drug Raptiva and arthritis drug Rituxan.

The portfolio also benefited from an underweight position in health care company Johnson & Johnson, which underperformed the market during the period. The company had introduced a new drug-coated stent that was highly anticipated by the market. However, the company had constraints on its capacity that mitigated the long-term growth potential offered by the new product, and that contributed to the stock's underperformance. Data about a competing product from Boston Scientific, meanwhile, came in much better than anticipated, further detracting from Johnson & Johnson's growth potential.

[CHART]

                ING MFS CAPITAL OPPORTUNITIES
                  PORTFOLIO - INITIAL CLASS        S&P 500 INDEX
11/28/97                  $  10,000                  $  10,000
6/30/98                   $  12,045                  $  11,973
12/31/98                  $  12,854                  $  13,077
6/30/99                   $  15,238                  $  14,697
12/31/99                  $  19,126                  $  15,828
6/30/2000                 $  20,641                  $  15,761
12/31/2000                $  18,032                  $  14,386
6/30/2001                 $  15,795                  $  13,425
12/31/2001                $  13,568                  $  12,676
6/30/2002                 $  10,891                  $  10,929
12/31/2002                $   9,475                  $   9,715
6/30/2003                 $  10,796                  $  10,760
12/31/2003                $  12,136                  $  12,277

Average Annual Total Return for the Fund for the periods ended 12/31/03:

                              CLASS I         CLASS S         CLASS ADV
One Year:                     28.07%          27.74%           27.39%
Five Year:                    (1.14)%             -                -
Since Inception*:              3.23%          (5.67)%          (5.91)%

* Class I commenced operations on 11/28/1997. Class S, and Class ADV commenced operations on 12/10/2001.

----------
Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

(1) The Standard & Poor's (S&P) 500 index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

                         ING MFS GLOBAL GROWTH PORTFOLIO
                          DECEMBER 31, 2003 COMMENTARY

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT

Barry Dargan, Nicholas Smithie, Portfolio Managers, Massachusetts Financial Services, Sub-Adviser.

PERFORMANCE

For the year ended December 31, 2003, the ING MFS Global Growth Portfolio's (the "Portfolio") Class I, Class S and Class ADV Shares returned 33.73%, 31.82% and 31.50%, respectively. This compares with a return over the same period of 34.63% for the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) All Country World Free Index(1), which measures the performance of developed and emerging market stock markets. Over the same period, the average global fund tracked by Lipper Inc. returned 32.09%.

PORTFOLIO SPECIFICS

Although analysts saw solid growth potential in U.S. stocks, they were more attracted to the lower valuations they found abroad. As a result, the Portfolio was overweighted in developed overseas markets and overweighted in emerging markets in comparison to its benchmark.

Utilities and communications stocks made a strong contribution to the Portfolio's performance. Standouts in the group included Chinese Huaneng Power, Japanese cellular telephone company KDDI, and Spanish telecommunications company Telefonica. Huaneng's stock price rose because of China's ever expanding demand for electricity and results from the company's acquisition of small regional electrical companies. Increased Japanese market share from new data packages and ringtone service buoyed the stock price of KDDI. The company's ringtone service is particularly popular with teenaged girls, one of the largest cell phone user groups in Japan. The portfolio' postion in Huaneng was sold when it reached our objectives.

Reduced competitive pressure and strong cost cutting in addition to stabilization in its Latin American operations allowed Telefonica to reap the benefits from their wireless and wireline business.

VERITAS, Analog Devices, and Stanley Electric were strong contributors from the technology sector. Fundamentals at VERITAS were very positive because of strong growth in their industry niche (data storage and protection as well as software applications) and the overall recovery in tech spending. The stock of Analog Devices rose because of apparent market share gains from well-positioned products and an upward trend in the semiconductor industry. Stanley Electric continued to benefit from increased usage of its lighting products in cell phones, computers, and autos. Positions in both VERITAS and Analog Devices were sold when they achieved the portfolio' performance targets.

Other stocks that performed well were Fujikura and JSC MMC Norilsk Nickel. Strong demand for digital cameras and flip cell phones contributed to solid stock returns from Japanese industrial company Fujikura, a manufacturer of flexible circuit boards. The stock of diversified Russian mining company Norilsk performed extremely well for the Portfolio. The company had good cost controls, and increased its market share when a key nickel competitor developed problems. The company's stock received an additional lift from the surge in commodity prices in 2003. Norilsk stock was sold when its performance exceeded our objectives.

Results from the Portfolio's financial stocks lagged that group's benchmark returns. We had stayed away from higher-risk banks, particularly those in Germany and Japan, which were large corporate lenders and/or exposed to global stock markets.conservative strategy trimmed performance when the markets turned up in March 2003 and the banks we had avoided rebounded sharply.

Japanese cosmetics firm Shiseido and Dutch household products maker Unilever produced disappointing results in 2003. Shiseido's stock price fell early in the year when it announced lower-than-expected 2002 earnings that the company attributed to the economic downturn. The Portfolio sold this stock because of its poor performance. Unilever's stock price has yet to recover from declines suffered when the company missed its first quarter earnings estimates and later announced weak sales results for the second quarter.

Performance from Tokyo Gas and Vodafone Holdings detracted from portfolio results for the quarter. The price of Tokyo Gas fell when investors moved into higher-risk stocks and away from more defensive investments. The stock of Japanese telecommunications company, Vodafone Holdings, declined when the company missed its earnings target, delayed the rollout of its 3G wireless telephone, and forecast lower revenues due to increased handset subsidies.

Other detractors included British publishing company Reed Elsevier and heart-care surgical products company Jomed. Leisure holding Reed Elsevier suffered from investor concerns about the company's US textbook business, its European business magazine directories, and its on-line media business. Jomed detracted from the Portfolio's return when the company announced that its financial position was grossly overstated. The Portfolio no longer owns this stock.

The Portfolio's cash position also detracted from relative performance. As with nearly all annuity subaccounts, this Portfolio holds some cash to buy new holdings and to cover investor exchanges or redemptions. In a period when equity markets rose sharply, cash hurt performance against our benchmark which has no cash position.

[CHART]

                  ING MFS GLOBAL GROWTH        MSCI ALL COUNTRY
                PORTFOLIO - SERVICE CLASS      WORLD FREE INDEX
5/1/2002                $  10,000                  $  10,000
6/30/2002               $   9,350                  $   9,298
9/30/2002               $   8,011                  $   7,568
12/31/2002              $   8,391                  $   8,129
3/30/2003               $   7,961                  $   7,677
6/30/2003               $   9,201                  $   8,950
9/30/2003               $   9,761                  $   9,379
12/31/2003              $  11,062                  $  10,699

Average Annual Total Return for the Fund for the periods ended 12/31/03:

                              CLASS I         CLASS S         CLASS ADV
One Year:                      33.73%          31.82%           31.50%
Since Inception*:               7.21%           6.21%            5.98%

* Class I, Class S, and Class ADV commenced operations on 5/01/2002.

----------
Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

(1) The MSCI ACWI (All Country World Index) Free Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

                        ING MFS RESEARCH EQUITY PORTFOLIO
                          DECEMBER 31, 2003 COMMENTARY

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT

A team of investment professionals Massachusetts Financial Services, Sub-Adviser.

MARKET OVERVIEW

In the early months of 2003, investors were battered by economic and geopolitical uncertainty. By year-end, however, investors were celebrating 2003 as the first positive year for global markets since 1999. The turnaround in global stock markets began in March and April, when it became apparent that the U.S.- and British-led coalition was on the verge of military success in Iraq. The release of increasingly positive economic numbers as 2003 progressed, particularly in the corporate earnings area, helped drive the ensuing equity rally. In addition, investor concern over issues that had held back the market in the first quarter -- including the Iraq situation, a short-lived SARS epidemic, and corporate misdeeds -- largely faded as the year progressed.

In the equity markets, the big surprise of 2003 was investors' appetite for risk. After a brutal three-year market decline, many observers -- including MFS -- believed investors would avoid risky investments. Instead, we experienced an equity rally led by relatively low-quality, higher-risk stocks -- stocks of companies with substantial debt on their balance sheets, low profit margins, and/or second- and third-tier competitive positioning. For much of 2003, investors seemed to favor the stocks that had previously fallen the hardest, rather than bidding up industry leaders that had weathered the global downturn relatively well. Toward the end of the year, however, we felt the market was beginning to rotate toward less risky companies with stronger fundamentals (business factors such as earnings and cash flow growth).

PERFORMANCE

For the year ended December 31, 2003, the ING MFS Research Equity Portfolio's (the "Portfolio") Class I, Class S and Class ADV Shares returned 24.95%, 24.54% and 24.42%, respectively. This compares with a return of 28.68% over the same period for the Portfolio's benchmark, the Standard & Poor's 500 Stock Index(1) (S&P 500). The S&P 500 is a commonly used measure of the broad stock market.

PORTFOLIO SPECIFICS

Financial services and technology were the two strongest-performing sectors for the Portfolio, and individual holdings in several other sectors, such as biotechnology, contributed to performance. For example, biotech company Genentech's stock rose significantly on positive data on a drug in development and FDA approval of several new drugs. We subsequently sold out our position in this holding. Genzyme stock also rose, when it became apparent that the company would be introducing two enzyme replacement therapies for the treatment of certain genetic disorders.

The Portfolio's technology stocks were lead by VERITAS Software Corp., a data storage software supplier, and Analog Devices, a semiconductor manufacturer, which both performed well. These stocks met our objectives and were subsequently sold out of the portfolio.

The Portfolio was also a participant in a suit against Cendant related to alleged accounting fraud that was uncovered in 1998, after Cendant was formed by the merger of HFS and CUC International. The portfolio had owned HFS and CUC, and then Cendant, during the merger period. Along with other participants in the lawsuit, the portfolio had suffered losses on Cendant stock in 1998. A cash settlement from this class-action lawsuit contributed to performance over the period.

The Portfolio's performance relative to its S&P 500 benchmark was hurt more by differences in sector allocation than by individual stock selection.

Our underweighting in technology stocks, particularly chip maker Intel, relative to the S&P 500, hurt relative performance. We maintained an underweighted position because our analysts felt, and continued to feel at the end of the period, that technology valuations in general were a bit high and that few stocks in the sector had compelling fundamentals (business factors such as earnings and cash flow growth).

The Portfolio's cash position also detracted from relative performance. As with nearly all annuity subaccounts, this Portfolio holds some cash to buy new holdings and to cover investor exchanges or redemptions. In a period when equity markets rose sharply, cash hurt performance against our benchmark, the S&P 500, which has no cash position.

Individual stock holdings also impacted performance. Schering Plough's stock price declined sharply because of announcements of lower earnings, investigations of past pricing and shareholder reporting practices, and marketing difficulties with its prescription allergy drug Clarinox. These factors are offset, in our opinion, by the strength of the company's pipeline of new drugs.

Discount retailer Kohls suffered from softness in the discount retail sector later in the year, while computer service outsourcer Automatic Data Processing suffered a decline in its share price based on continued softness in business spending. ADP was subsequently sold out of the portfolio.

[CHART]

                 ING MFS RESEARCH EQUITY
                PORTFOLIO - INITIAL CLASS      S&P 500 INDEX
11/28/97                 $  10,000               $  10,000
6/30/98                  $  11,587               $  11,973
12/31/98                 $  12,076               $  13,077
6/30/99                  $  13,178               $  14,697
12/31/99                 $  14,978               $  15,828
6/30/2000                $  15,911               $  15,761
12/31/2000               $  14,307               $  14,386
6/30/2001                $  12,480               $  13,425
12/31/2001               $  11,319               $  12,676
6/30/2002                $   9,642               $  10,929
12/31/2002               $   8,501               $   9,715
6/30/2003                $   9,453               $  10,760
12/31/2003               $  10,623               $  12,277

Average Annual Total Return for the Fund for the periods ended 12/31/03:

                              CLASS I         CLASS S         CLASS ADV
One Year:                     24.95%          24.54%           24.42%
Five Year:                    (2.53)%             -                -
Since Inception*:              1.00%          (3.47)%          (3.60)%

* Class I commenced operations on 11/28/1997. Class S, and Class ADV commenced operations on 12/10/2001.

----------
THE PORTFOLIO IS ACTIVELY MANAGED, AND CURRENT HOLDINGS MAY BE DIFFERENT.

Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

(1) The Standard & Poor's (S&P) 500 index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

                       ING OPCAP BALANCED VALUE PORTFOLIO
                          DECEMBER 31, 2003 COMMENTARY

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT

Colin Glinsman, CPA, Chief Investment Officer, OpCap Advisors LLC, the Sub-Adviser.

PERFORMANCE

For the year ended December 31, 2003, the ING OpCap Balanced Portfolio's (the "Portfolio") Class I, Class S and Class ADV shares returned 30.72%, 30.32% and 30.08%, respectively, in each case exceeding the 18.93% return of the benchmark, a 60% weighting of the S&P 500 Index(1) and a 40% weighting of the Lehman Brothers Government/Corporate Intermediate Bond Index(2).

PORTFOLIO SPECIFICS

The Balanced Value Portfolio had an excellent year, outperforming its benchmark in a rising stock market. The stock market, after experiencing somewhat lower prices in the first quarter, advanced sharply over the remainder of the year, fueled by an improving economy and better-than-expected corporate earnings.

The Portfolio invests in stocks for appreciation and bonds for income. We did well with both our stocks and bonds. Our stocks returned 44.04% in the year versus 28.68% for the S&P 500, led by the strong relative performance of our consumer discretionary, information technology and materials investments.

Among individual stocks, EMC (data storage equipment) was the top contributor, rising approximately 100% on new products and improving earnings. We reduced our position in the second and third quarters, taking some profits as the share price increased, and eliminated our investment in the fourth quarter as the stock became fully valued, in our view. Other top contributors included Hughes Electronics (satellite TV), Dollar General (discount retailing), Sears Roebuck (retailing) and Inco (nickel). In the case of Sears, we bought the stock in the first quarter. As the price advanced, we reduced our position in the third quarter and sold our remaining holdings in the fourth quarter. We purchased Inco in the second quarter and added to our investment in the third quarter. The stock has climbed steadily since mid-2003 as the outlook for nickel prices has strengthened. We continue to like the stock and have retained our investment.

Tenet Healthcare (hospitals) was the biggest detractor. We bought the stock in late 2002 after it was beaten down on a controversy surrounding the company's pricing practices and Medicare reimbursements. However, the share price never recovered, and we sold in the third quarter of 2003. Other detractors included Merrill Lynch (investment banking), Anadarko Petroleum (oil and gas) and IMS Health (information services for the pharmaceutical and healthcare industries).

We invest in stocks priced below our estimate of their intrinsic value. During the fourth quarter, we established a sizable position in DuPont (chemicals), making it our fourth largest holding. We believe investors are underestimating the company's earnings power, which should improve with the economic recovery and cost cutting. The company has a solid balance sheet, strong cash flow and attractive dividend yield. We bought AT&T Wireless (telecom services) after the price declined due to investor anxiety over phone number portability. We believe the stock price reflects worst case scenarios which are unlikely to play out. The company has a large cash balance and strong brand and is entering a multi-year period in which it should generate substantial free cash flow. Other new positions in the fourth quarter included Aetna (health benefits provider), Nokia (telecom equipment), Wellpoint Health Networks (managed care) and Dell (computers).

Our fixed income investments returned 13.35% in 2003 compared with 4.31% for the Lehman Brothers Government/Corporate Intermediate Bond Index. We did well because of our extensive holdings of corporate bonds, which outperformed Treasuries. Our fixed income portfolio consists of a diverse group of corporates and Treasury Indexed Inflation Notes (TIPS). In the second half of the year, we reduced the portfolio's duration, adopting a relatively defensive posture by focusing on shorter-term securities. In this way, we seek to reduce the fixed income portfolio's exposure to the possibility that rates might increase, and bond prices fall, in the coming year.

MARKET OUTLOOK

Looking to 2004, we think it is unlikely the stock market will match the exceptional gains of 2003. Nonetheless, we believe the economy is characterized by strong, healthy and balanced growth and that stocks are fairly valued against low inflation and historically low interest rates. For these reasons, we believe stocks have room to continue to advance in 2004. Through careful research, we seek out stocks trading at the largest discounts to intrinsic value, as we pursue our dual goals of controlling risk and providing excellent long-term investment performance.

[CHART]

                ING OPCAP BALANCED VALUE
                PORTFOLIO - SERVICE CLASS      S&P 500 INDEX
12/10/2001              $  10,000                $  10,000
12/31/2001              $   9,880                $  10,071
3/31/2002               $   9,641                $  10,065
6/30/2002               $   8,143                $   8,683
9/30/2002               $   7,048                $   7,152
12/31/2002              $   7,783                $   7,718
3/31/2003               $   7,767                $   7,441
6/30/2003               $   8,696                $   8,549
9/30/2003               $   9,316                $   8,737
12/31/2003              $  10,142                $   9,754

Average Annual Total Return for the Fund for the periods ended 12/31/03:

                              CLASS I         CLASS S         CLASS ADV
One Year:                      30.72%          30.32%           30.08%
Since Inception*:               0.95%           0.69%            0.45%

* Class I, Class S, and Class ADV commenced operations on 12/10/2001.

----------
Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

(1) The Standard & Poor's (S&P) 500 index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

(2) The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and 10 years. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

                        ING PIMCO TOTAL RETURN PORTFOLIO
                          DECEMBER 31, 2003 COMMENTARY

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT

A team of investment professionals led by William H. Gross, Chief Investment Officer, Pacific Investment Management LLC, Sub-Adviser.

PERFORMANCE

For the year ended December 31, 2003, the ING PIMCO Total Return Portfolio's (the "Portfolio") Class I, Class S and Class ADV shares returned 4.36%, 4.06% and 3.86%, respectively, outperforming its benchmark, the Lehman Brothers U.S. Aggregate Index(1), which returned 4.10%.

MARKET OVERVIEW

Most bonds posted positive returns in the fourth quarter, ending a year in which fixed income assets gained ground despite volatile interest rates. Although Treasury yields rose only 20 to 50 basis points for the year, the markets were far from calm. Yields moved lower through the first half of the year as deflation risks dominated the news and were the primary drivers of the market's view of future Federal Reserve policy. The Fed cut the federal funds rate to 1 percent in June and the 10-year Treasury yield plunged to a 45-year low near 3 percent. Rates then reversed course dramatically, jumping more than 130 basis points in July, the worst month in the U.S. government bond market in more than 23 years. This reversal was mainly fueled by investors' growing confidence that growth would accelerate. Economic performance in the second half of the year met investors' expectations. Business investment revived while massive fiscal stimulus and the lagged impact of the mortgage-refinancing boom sustained consumption, leading to 8.2 percent annual growth in the third quarter, the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25 percent, up 43 basis points for the full period.

PORTFOLIO SPECIFICS

Active management across a wide spectrum of strategies -- "rolling down" a steep yield curve, select mortgages and corporates, TIPs, municipals, Eurozone issues and emerging markets -- added value amid volatile markets in 2003. Interest rate strategies were modestly positive for the year; on the whole, an above index duration hurt as rates rose, but was positively offset by a favorable maturity focus that benefited the portfolio as the yield curve flattened.

A corporate underweight was negative as profits and margins improved but positive security selection mitigated this impact. Allocations to real return and municipal bonds helped returns; these less volatile assets outperformed amid rising rates. Emerging market bonds strongly boosted returns as credit fundamentals within the asset class continued to improve. Non-U.S. exposure, mainly to Eurozone issues, had minimal impact as rates rose comparably in major developed markets. Modest currency exposure to the euro and yen helped returns as the dollar fell amid concern about the U.S. trade deficit. A mortgage underweight in the fourth quarter detracted from returns as lower volatility caused yield premiums in this sector to tighten.

MARKET OUTLOOK

The recovery in the global economy will be sustained in 2004, with China joining the U.S. as an engine of growth. U.S. interest rates could rise up to 100 basis points for short maturities but less for longer maturities as markets anticipate tightening by the Federal Reserve. The timing of the Fed move, late in 2004 or early 2005, will depend on how quickly the economy narrows its output gap, measured by the slack in labor markets. This unused capacity, combined with enhanced labor productivity, will keep inflation tame.

In the U.S. economy, positive forces will outweigh negatives. The rebound in business investment is now a reality. Massive fiscal stimulus will also provide support, as will spending to rebuild lean inventories. On the negative side, effects of large tax cuts will peak in 2004 and become a fiscal drag by 2005, while benefits of the boom in mortgage refinancing have already begun to dissipate. Employment growth will be muted because of productivity gains and outsourcing to low cost labor markets such as India and China.

With respect to portfolio strategy, we will take a defensive posture based on diversified sources of safe yield that will add value in a challenging environment. We will underweight mortgages and corporates, opportunities we find fully valued, in favor of more compelling sectors and strategies. The first of these strategies is our targeting below-index duration to protect relative returns against the risk of upward pressure on rates. Additionally, we will take exposure to short/intermediate maturities, as the Fed will anchor this end of the yield curve to fuel growth in 2004. Given a steep yield curve, we will reap gains via "roll down," or price appreciation as bonds are revalued at lower yields over time. Given their attractive features, TIPS will be emphasized, as they hedge against secular inflation risk and are less volatile than nominal bonds when rates rise. We plan to continue to hold high yielding emerging market bonds, which have potential for solid returns as fundamentals keep improving; they also offer better value than similarly rated corporates. Finally, we plan to take modest exposure to short maturity Eurozone issues, where prospects for central bank tightening are more remote than in the U.S.

[CHART]

                 ING PIMCO TOTAL RETURN        LEHMAN BROTHERS AGGREGATE
                PORTFOLIO - SERVICE CLASS             BOND INDEX
5/1/2002                $  10,000                     $  10,000
6/30/2002               $  10,150                     $   9,971
9/30/2002               $  10,581                     $  10,274
12/31/2002              $  10,807                     $  10,098
3/31/2003               $  10,951                     $  10,141
6/30/2003               $  11,218                     $  10,304
9/30/2003               $  11,219                     $  10,150
12/31/2003              $  11,249                     $   9,952

Average Annual Total Return for the Fund for the periods ended 12/31/03:

                              CLASS I         CLASS S         CLASS ADV
One Year:                      4.36%           4.06%            3.86%
Since Inception*:              7.55%           7.28%            7.04%

* Class I, Class S, and Class ADV commenced operations on 5/01/2002.

----------
Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

(1) Lehman Brothers Aggregate Bond Index is a benchmark index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. . Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

                ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO
                          DECEMBER 31, 2003 COMMENTARY

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT

A team of investment professionals employed by Salomon Brothers Asset Management Inc., Sub-Adviser.

MARKET OVERVIEW

The fourth quarter of 2003 was a positive one for the equities market in general, helping to make 2003 a strong year overall for the stock market after three consecutive down years. As the year began, we felt that investor expectations were relatively low, as many investors seemed to have focused on the dual concerns of domestic security and the potential conflict in Iraq, both of which served to hold down consumer sentiment and in turn, the willingness to own equities.

Unlike the previous three years, in which a number of short-lived rallies in the stock market were followed by sharp downward corrections, we believe 2003 fits the textbook definition of a bull market. Gains in many major indices exceeded 20% in 2003 and, unlike some other aborted market advances, the duration of the current recovery thus far has exceeded six months.

PERFORMANCE

For the year ended December 31, 2003, the ING Salomon Brothers Aggressive Growth Portfolio's (the "Portfolio") Class I, Class S and Class ADV shares returned 38.18%, 37.86% and 37.45%, respectively, outperforming its unmanaged benchmark, the Russell 3000 Growth Index,(1) which returned 30.97% for the same period. The Portfolio outperformed its benchmark due to gains that were broadly based, aided by an overweighting in healthcare securities, particularly biotechnology stocks, as well as gains in the Portfolio's financial services stocks.

PORTFOLIO SPECIFICS

Solid returns were not relegated to just a handful of securities. As stated above, particular strength was achieved in various healthcare sector securities, from specialty pharmaceuticals to managed care and biotechnology companies. While much has been written about the trouble that some of the major pharmaceutical companies had last year with their maturing product lines, we are pleased that many of the pharmaceutical companies we have chosen as investments appeared to produce strong earnings growth while making significant strides in furthering their new product pipelines.

Another characteristic of our performance in 2003 was that a number of companies and industries such as those in cable television, which had detracted from results in 2002, turned in very strong cash flow and stock performance in 2003. A number of our investments in various industries became involved in merger activity, which also contributed to returns. Our significant improvement in 2003 performance was achieved once again with minimal portfolio turnover, which has been a hallmark of our management style since we set up the program over a decade ago.

Individual stocks that contributed to performance during the year included Genzyme Corp., Chiron Corp. and Lehman Brothers Inc.

Stocks that detracted from performance during the year included Vertex Pharmaceuticals Inc., King Pharmaceuticals, Inc. and AT&T Corp.

MARKET OUTLOOK

We believe that selectivity in investing will be more important in 2004. While many of the most speculative (and in many cases, poorest quality) stocks afforded investors the highest returns in 2003, our focus is on owning those companies that we believe demonstrate sustainable solid earnings and cash-flow growth potential. It's our belief that owning superior companies with solid fundamentals, rather than simply owning marginal companies with questionable fundamentals, will make prudent investment sense in 2004.

[CHART]

                ING SALOMON BROTHERS AGGRESSIVE
                GROWTH PORTFOLIO - INITIAL CLASS      RUSSELL 3000 GROWTH INDEX
11/28/97                   $  10,000                          $  10,000
6/30/98                    $  11,876                          $  11,730
12/31/98                   $  12,821                          $  12,639
6/30/99                    $  14,689                          $  14,088
12/31/99                   $  19,343                          $  15,277
6/30/2000                  $  19,542                          $  15,424
12/31/2000                 $  13,776                          $  14,135
6/30/2001                  $  11,817                          $  13,278
12/31/2001                 $  10,304                          $  12,530
6/30/2002                  $   7,845                          $  10,920
12/31/2002                 $   6,666                          $   9,672
6/30/2003                  $   8,093                          $  10,804
12/31/2003                 $   9,212                          $  12,451

Average Annual Total Return for the Fund for the periods ended 12/31/03:

                              CLASS I         CLASS S         CLASS ADV
One Year:                     38.18%          37.86%           37.45%
Five Year:                    (6.40)%             -                -
Since Inception*:             (1.34)%         (5.93)%          (6.17)%

* Class I commenced operations on 11/28/1997. Class S, and Class ADV commenced operations on 12/10/2001.

----------
Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

(1) The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. Please note that all indexes are unmanaged and do not take into account any fees and expanses of the individual securities that they track. Individuals cannot invest directly in any index.

                ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO
                          DECEMBER 31, 2003 COMMENTARY

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT

John G. Goode and Peter J. Hable, Managing Directors, Salomon Brothers Asset Management Inc., Sub-Adviser.

MARKET OVERVIEW

High levels of liquidity at the corporate and individual levels and stimulative monetary and fiscal policy were critical factors leading to outstanding stock market performance. Early in 2003, money market fund assets were equal to 29% of the value of the Wilshire 5000 Total Market Index,(1) a broad measure of aggregate common stock values. This percentage was a record by a wide margin over the last 25 years. We believe this also indicated that investors were pessimistic in early 2003. In a sense this was the ideal climate for above average equity returns. It is relatively rare that tremendous liquidity (fuel for the stock market) and pessimism (lower valuations) exist side by side.

After the market turned in March of last year, it became clear that better economic results lay immediately ahead. The stock market was particularly favorable for companies leveraged by prospects for an improving economy.

PERFORMANCE

For the year ended December 31, 2003, the ING Salomon Brothers Fundamental Value Portfolio's (the "Portfolio") Class I, Class S and Class ADV shares returned 41.06%, 40.68% and 40.31%, respectively, outperforming its benchmark, the unmanaged Russell 3000 Index,(2) which returned 31.06% for the same period. The Portfolio outperformed due to a greater emphasis than the benchmark on technology, consumer discretionary, and basic materials sector stocks, all of which benefited from the improving economy. The Portfolio also benefited from its greater exposure to smaller company stocks.

FUND SPECIFICS

Contributing to the positive results in the recently completed year were sector and security positions that benefited from an improving economy. Early in 2003 we determined that a pro-cyclical tilt was appropriate in constructing portfolios. In addition, we believed that 2003, like 1975, would experience a pronounced "beta trade", that is the tendency for smaller companies to outperform larger ones. Historically, the first year after a severe bear market ends is one in which the "beta trade" occurs. The 1974 Bear Market ended in December of that year and the most recent severe Bear Market ended in early October 2002. These are the only two severe Bear Markets in the last 30 years. The ING Salomon Brothers Fundamental Value Portfolio had approximately 35% of its holdings in smaller and mid-cap companies and benefited from the outperformance from the smaller company segment of the stock market.

During 2003, we overweighted information technology, consumer discretionary and the basic materials sectors because we believed these included companies most sensitive to an improving economy. During the year, we were underweight industrials, energy and consumer staples. We have reduced the Portfolio's information technology position to market weight and have increased the holdings in healthcare to market weight. Previously, healthcare had been underweight.

The five largest contributors to performance during 2003 were Maxtor Corp., L.M. Ericsson Telephone Co., Solectron Corp., Agilent Technologies Inc. and UnitedGlobalCom Inc.

The five worst performers during the year were Freddie Mac, St. Paul Cos., Johnson & Johnson, 12 Technologies Inc. and Merck & Co. Inc.

MARKET OUTLOOK

We believe the stock market will post another good year in 2004 but with overall returns that are lower than for the year just completed. Historically, the "beta trade" characterizes the first 9-12 months of an improving market after a multi-year Bear Market ends; however, this phenomenon does not typically extend over the entire market cycle. This year we expect larger companies to do better relative to smaller ones. We also believe the market will begin discounting the prospect of somewhat higher interest rates in 2004-2006. This too may affect stock market performance during the year.

Nevertheless, the U.S. economy appears to be gaining strength and it is possible that earnings estimates both for individual stocks and the corporate sector, as a whole, may need to be raised as the year develops.

[CHART]

                ING SALOMON BROTHERS FUNDAMENTAL
                VALUE PORTFOLIO - SERVICE CLASS       RUSELL 3000 INDEX
12/10/2001                 $  10,000                      $  10,000
12/31/2001                 $  10,095                      $  10,087
3/31/2002                  $  10,083                      $  10,151
6/30/2002                  $   8,607                      $   8,791
9/30/2002                  $   6,574                      $   7,244
12/31/2002                 $   7,610                      $   7,786
3/31/2003                  $   7,578                      $   7,514
6/30/2003                  $   8,977                      $   8,697
9/30/2003                  $   9,441                      $   8,956
12/31/2003                 $  10,706                      $  10,023

Average Annual Total Return for the Fund for the periods ended 12/31/03:

                              CLASS I         CLASS S         CLASS ADV
One Year:                      41.06%          40.68%           40.31%
Since Inception*:               3.63%           3.36%            3.11%

* Class I, Class S, and Class ADV commenced operations on 12/10/2001.

----------
Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

(1) The Wilshire 5000 Total Market Index is the broadest stock market indicator covering the performance of the entire U.S. equity market, which consists of over 7,000 U.S. headquartered equity securities individually weighted by market capitalization. Please note that an investor cannot invest directly in an index.

(2) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. Please note that an investor cannot invest directly in an index.

                 ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO
                    DECEMBER 31, 2003 SUB-ADVISER COMMENTARY

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT

John B. Cunningham, Managing Director and Mark McAllister, Salomon Brothers Asset Management Inc., Sub-Adviser.

MARKET OVERVIEW

The U.S. equity market finally reversed course in 2003 after three years of negative returns. All the major indices posted double-digit gains, with the S&P 500 Index(1) returning 28.7% and the Nasdaq Composite Index(2) rebounding 50.8%. Many investors were rewarded handsomely for taking risks during the year, as evidenced by the Nasdaq's strong return. We believe aggressive monetary and fiscal stimulus spurred market participants to focus on more risky stocks that had underperformed significantly in prior years. These "higher-beta" stocks led the market's rebound in 2003. Continued signs of an economic recovery helped to sustain equity market gains and to increase market breadth as the year progressed.

The equity market did not begin to accelerate until the second quarter when the S&P 500 gained 15.4%, its best quarterly performance in more than five years. Investors responded to a number of positive developments, including significant progress in the war in Iraq, a rebound in consumer confidence and improved corporate profits. At the same time, the Federal Reserve topped off the punch bowl by lowering the Fed Funds rate another 25 basis points to 1.0%, a 45-year low. Longer-term yields followed suit as the ten-year Treasury yield also fell to a 45-year low in June. Fiscal policy remained stimulative as Congress passed a $350 billion tax reduction package that included rate reductions on capital gains and dividends.

After a relatively quiet third quarter, the S&P 500 surged again in the fourth quarter. Continued signs of economic growth and strong corporate profits fueled the market. Increased merger and acquisition activity also helped push stocks higher. Market breadth increased noticeably during the last three months of the year as several economically sensitive groups outperformed.

For the full year, technology stocks led the market's rebound, accounting for about one-quarter of the S&P 500 Index's return. Within the S&P 500, the technology sector gained (48.4%), followed by materials (38.2%) and financials (31.0%). All sectors of the S&P 500 Index posted positive returns for the year, but telecom stocks lagged; the telecom sector of the S&P 500, which gained 7.1%, was the only sector that did not post a double-digit gain.

PERFORMANCE

For the year ended December 31, 2003, the ING Salomon Brothers Investors Value Portfolio's (the "Portfolio") Class I, Class S and Class ADV shares returned 31.74%, 31.34% and 31.13%, respectively. In comparison, the Portfolio's unmanaged benchmark, the S&P 500 Barra Value Index,(3) returned 31.79% for the same period. The Portfolio performed essentially in line with its benchmark, hampered slightly by its emphasis on large-cap pharmaceutical stocks, which we still feel are attractive over the longer term.

PORTFOLIO SPECIFICS

Sectors that contributed most to the Portfolio's performance for the year included financials, technology and consumer discretionary. Within the financials sector, the Portfolio benefited from an overweight position in capital-markets sensitive stocks, like the brokers and securities processors. These stocks rallied strongly as investors responded to increased capital markets activity and more favorable market conditions.

Merrill Lynch, our largest position among that group, gained more than 50% last year. One of our regional bank holdings, FleetBoston Financial, reacted quite positively to Bank of America's agreement to purchase the company.

Similar to the broad market, technology stocks also provided a boost to the Portfolio's performance. In particular, the Portfolio's exposure to telecom equipment and hardware stocks contributed noticeably. Several of these stocks, such as Lucent Technologies and Comverse Technology, rebounded strongly from depressed levels in 2002. Within the consumer discretionary sector, McDonald's and Home Depot also rallied from oversold conditions at the beginning of the year. McDonald's benefited from new product introductions that aided same-store sales; Home Depot's stock responded to an improving economy and new management initiatives.

Three of the Portfolio's sectors that lagged last year included healthcare, telecommunications and utilities. The fact that utilities lagged in a year when the equity markets rebounded strongly is not a surprise, given the group's lower growth prospects. Within the healthcare sector, all of our large-cap pharmaceutical holdings underperformed. The pharmaceutical stocks in general have been hurt due to concerns about patent expirations and a slowing pipeline of new drugs. In particular, two of the Portfolio's laggards included Schering-Plough and Merck. Schering-Plough suffered from the expiration of its Claritin allergy drug patent as well as increased competition in the hepatitis market. Merck suffered after terminating two drugs in late-stage development. We continue to hold both of these stocks as well as Pfizer, our largest pharmaceutical holding. Tenet Healthcare, a hospital stock that we sold earlier in the year, also penalized performance.

Unlike technology, the telecom sector did not rebound last year. Concerns about increased competition on all fronts continue to worry investors. In addition to existing wireline and wireless competitors, the group faces renewed competition from cable companies in the form of cable telephony. Although cable telephony is in the early stages of adoption, we believe its impact will likely lead to continued deflationary pressures in the sector. The traditional regional bell operating companies plan to compete more effectively by bundling services to consumers and cutting costs. Excess capacity in the industry may lead to further consolidation, particularly in the wireless sector. AT&T, Verizon Communications and SBC Communications were three of the Portfolio's telecom holdings that underperformed last year. We continue to hold each of these stocks based on their favorable valuation and strong cash flow.

We have taken advantage of recent strength in the U.S. equity market to reduce selected positions as a result of increased valuations, particularly in the technology sector. Given our favorable view of the economy, we have added some additional cyclical exposure to the portfolio. We also continue to focus on high-quality stocks that lagged last year, which has led us to increase our weighting in consumer staples and healthcare, particularly the pharmaceutical stocks.

[CHART]

                         ING SALOMON BROTHERS
                INVESTORS VALUE PORTFOLIO - SERVICE CLASS      S&P BARRA 500 VALUE INDEX
12/10/2001                     $   10,000                              $   10,000
12/31/2001                     $    9,984                              $   10,120
3/31/2002                      $   10,015                              $   10,211
6/30/2002                      $    8,653                              $    9,080
9/30/2002                      $    6,851                              $    7,183
12/31/2002                     $    7,704                              $    7,846
3/31/2003                      $    7,355                              $    7,373
6/30/2003                      $    8,804                              $    8,716
9/30/2003                      $    8,917                              $    8,889
12/31/2003                     $   10,111                              $   10,118

Average Annual Total Return for the Fund for the periods ended 12/31/03:

                              CLASS I         CLASS S         CLASS ADV
One Year:                      31.74%          31.34%           31.13%
Since Inception*:               0.88%           0.54%            0.31%

* Class I, Class S, and Class ADV commenced operations on 12/10/2001.

----------
Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

(1) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

(2) The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

(3) The S&P 500 Barra Value Index is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) An investor cannot invest directly in an index.

                    ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO
                          DECEMBER 31, 2003 COMMENTARY

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT

A committee of investment professionals chaired by Robert W. Smith, Vice President, T. Rowe Price Associated, Inc., Sub-Adviser.

MARKET ENVIRONMENT

U.S. stocks rose sharply during the year ended December 31, 2003. The S&P 500 Index sprinted more than 12% in the final quarter, boosting full-year results to more than 28%, and marked the first positive year for stocks since 1999. Investors bid up equities -- large and small, growth and value, and nearly everything in between -- buoyed by favorable economic data, stronger earnings growth, signs of job market stabilization, and rising global demand. In the large-cap universe, value shares edged growth. The market sectors with the strongest gains were information technology, consumer discretionary, and materials. The telecom services and consumer staples sectors posted positive results but lagged for the year.

PERFORMANCE

For the year ended December 31, 2003, the ING T. Rowe Price Growth Equity Portfolio's (the "Portfolio") Class I, Class S and Class ADV shares returned 30.93%, 30.58% and 30.27%, respectively, outperforming its benchmark, the Standard & Poor's (S&P) 500 Index(1), which returned 28.68%.

PORTFOLIO SPECIFICS

For the year, the Portfolio posted a strong gain that outperformed the S&P 500 Index and our Lipper peer group average. Superior stock selection in the telecom services sector produced the strongest contribution to the Portfolio's relative results versus the S&P 500. Vodafone and Nextel Communications were top absolute and relative performance contributors. We were significantly overweight in Nextel (up more than 140% for the year) versus the index. Vodafone released positive earnings results and the threat of competition from Hutchinson Whampoa has not materialized as expected.

Boosted by strong stock selection, the health care sector also contributed to relative returns despite our overweight position, which limited gains. Strength came mostly from pharmaceuticals and biotechs during the period. Large-cap pharmaceuticals rallied sharply in the fourth quarter as investors sought their perceived safety near year end. Not owning Merck and eliminating Schering-Plough early in the year aided relative performance. After posting strong gains for much of 2003, biotechnology holdings, Gilead Sciences and Genentech struggled as the year progressed, but posted solid twelve month contributions.

The information technology sector was the largest drag on relative results due to stock selection in IT services and semiconductors. In general, the stocks that we held generated positive absolute returns, but lagged the technology group. Affiliated Computer Services was the tech sector's largest detractor to relative performance after struggling most of the year with contract disputes.

MARKET OUTLOOK

The global economic landscape continues to improve, but we believe that equity market returns in 2004 will not be as robust as they were in 2003. While we have high expectations for the first half of this year, rising interest rates and tougher year-on-year earnings comparisons could limit full-year appreciation. Business conditions for advertising and media companies, as well as selected financial and retail stocks whose business strategies make them less sensitive to rising interest rates, look promising. As the year progresses, we think investors will begin to focus on larger growth companies that can report consistent and sustainable earnings gains -- these are the companies that can flourish in a moderate growth economy.

[CHART]

                   ING T. ROWE PRICE GROWTH
                EQUITY PORTFOLIO - INITIAL CLASS      S&P 500 INDEX
11/28/97                    $  10,000                   $  10,000
6/30/98                     $  11,890                   $  11,973
12/31/98                    $  13,019                   $  13,077
6/30/99                     $  14,159                   $  14,697
12/31/99                    $  15,926                   $  15,828
6/30/2000                   $  17,193                   $  15,761
12/31/2000                  $  15,920                   $  14,386
6/30/2001                   $  14,700                   $  13,425
12/31/2001                  $  14,294                   $  12,676
6/30/2002                   $  11,975                   $  10,929
12/31/2002                  $  10,965                   $   9,715
6/30/2003                   $  12,533                   $  10,760
12/31/2003                  $  14,356                   $  12,277

Average Annual Total Return for the Fund for the periods ended 12/31/03:

                              CLASS I         CLASS S         CLASS ADV
One Year:                      30.93%         30.58%           30.27%
Five Year:                      1.97%             -                -
Since Inception*:               6.11%         (0.19%)          (0.43%)

* Class I commenced operations on 11/28/1997. Class S and Class ADV commenced operations on 12/10/2001.

----------
Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

(1) The Standard & Poor's (S&P) 500 index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

                   ING UBS TACTICAL ASSET ALLOCATION PORTFOLIO
                          DECEMBER 31, 2003 COMMENTARY

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT

T. Kirkham Barneby, Managing Director, UBS Global Asset Management (US) Inc., Sub-Adviser.

MARKET OVERVIEW

Economic growth was mixed during the fiscal year. As the period began, the economy was weak, as evidenced by the first quarter 1.4% Gross Domestic Product
(GDP) figure. However, the combined effects of significantly higher military spending, an increase in exports, and a stronger manufacturing sector fueled an uptick in economic growth and second quarter 2003 GDP rose to 3.3%. This was followed by a third quarter 2003 GDP of 8.2% -- far higher than anticipated and the sharpest recorded advance since 1984. While the fourth quarter 2003 GDP figure has not yet been released, the growth rate is expected to remain solid, albeit less strong than during the previous three months.

Even during the periods of economic weakness, consumers propped up the economy during the fiscal year. This was due, in part, to lower interest rates that led to a surge in mortgage refinancing. In addition, the Bush Administration's tax cut package appeared to spur on consumers, who now had more disposable income to spend. Conversely, during much of the period, business spending remained relatively subdued, as many corporations postponed major purchases while they waited for clearer signs of a sustainable economic upturn. However, toward the end of the fiscal year, business spending appeared to be improving. In addition, the long dormant manufacturing sector showed signs of turning the corner and the labor market started to show signs of life.

PERFORMANCE

For the year ended December 31, 2003, the ING UBS Tactical Asset Allocation Portfolio's (the "Portfolio") Class I, Class S and Class ADV shares returned 27.37%, 27.04%, and 26.76%, respectively. Over the same period, the S&P 500 Index(1) had a total return of 28.68%.

PORTFOLIO SPECIFICS

We adjust the Portfolio's exposure to stocks based on indications generated by the Tactical Allocation Model, which measures the attractiveness of stocks based on an unemotional, quantitative tool that helps determine whether investors are being adequately compensated for the risk of owning stocks. The decision process focuses on earnings or corporate profits, interest rates, and the current level of equity prices.

We maintained a 100% allocation to equities throughout the reporting period. While this caused the Portfolio to decline along with the market early in the period, given its strong rally over the last ten months, this allocation was beneficial for the Portfolio's performance.

MARKET OUTLOOK

The economy seems to have turned the corner, as evidenced by the fact that the growth rate in the third quarter of 2003 was the strongest posted in nearly twenty years. While we feel the economy's current rate of growth is unsustainable, we believe that the stimulants are in place to, at a minimum, maintain growth at a steady pace. Having said that, we are closely monitoring the employment picture. Following a prolonged period of weakness, the job market is finally showing some signs of life. Should the economy continue to expand and job growth continue to accelerate, it's likely that the Fed will eventually need to raise short-term interest rates to ward off an increase in inflation.

In terms of the US stock market, it has clearly recovered from the low it posted in October 2002. In hindsight, the domination of fear over investor psychology in 2002 and early 2003 produced a plunge that created opportunities for long-term equity investors. We believe that if investor psychology continues to improve, along with sustainable economic growth, equities will continue to reward long-term investors.

As with any investment discipline, there can be no guarantee that the Model will correctly anticipate changes in market trends or determine the right time to invest in stocks, bonds or cash.

Portfolios are actively managed and their compositions differ over time. The views expressed are those of UBS Global Asset Management (its asset management firms and individual portfolio managers) as of December 31, 2003. The views are subject to change based on market conditions; they are not intended to predict or guarantee the future performance of the markets, any individual security or market segment or any UBS advisory account or mutual fund. For complete information about the Portfolio, including risks, charges and expenses, investors should read the prospectus carefully before investing.

[CHART]

                ING UBS TACTICAL ASSET ALLOCATION
                    PORTFOLIO - SERVICE CLASS          S&P 500 INDEX
12/10/2001                   $  10,000                   $  10,000
12/31/2001                   $   9,908                   $  10,071
3/31/2002                    $   9,908                   $  10,065
6/30/2002                    $   8,555                   $   8,683
9/30/2002                    $   7,055                   $   7,152
12/31/2002                   $   7,616                   $   7,718
3/31/2003                    $   7,364                   $   7,441
6/30/2003                    $   8,458                   $   8,549
9/30/2003                    $   8,656                   $   8,737
12/31/2003                   $   9,675                   $   9,754

Average Annual Total Return for the Fund for the periods ended 12/31/03:

                              CLASS I         CLASS S         CLASS ADV
One Year:                     27.37%          27.04%           26.76%
Since Inception*:             (1.33)%         (1.58)%          (1.83)%

* Class I, Class S, and Class ADV commenced operations on 12/10/2001.

----------
Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

(1) The Standard & Poor's (S&P) 500 index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

                        ING VAN KAMPEN COMSTOCK PORTFOLIO
                          DECEMBER 31, 2003 COMMENTARY

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT

A team of portfolio managers including B. Robert Baker, Jr., Managing Director, Jason S. Leder, Executive Director, and Kevin C. Holt, Executive Director, Van Kampen, Sub-Adviser.

MARKET ENVIRONMENT

Investor optimism marked the start of 2003, as the stock market advanced sharply in the early weeks of January. Unfortunately, the gains proved unsustainable as concerns about economic strength and accelerating global tensions heightened investors' risk aversion. The stock market languished through much of the first quarter until it became clear in mid-March that a U.S. led invasion of Iraq was imminent. Optimism that the war would be short and successful spurred an equity rally that would continue virtually uninterrupted through the end of 2003. Initially, this long awaited rally was driven largely by the beaten down technology and telecommunications sectors and by individual stocks that had suffered severe declines during the prolonged bear market.

Accommodative monetary policy and fiscal stimuli that included a substantial tax reduction led to a more favorable economic environment. As the year progressed, economic data continued to improve, culminating in third quarter GDP growth that was the strongest since 1984. As year-end approached, better-than-expected third quarter corporate earnings reports and improving consumer confidence also supported the stock market's continued advance. For most of 2003, small- and mid-size stocks outperformed their large-cap peers, with growth outperforming value in small- and mid-cap stocks.

PERFORMANCE

The ING Van Kampen Comstock Portfolio's (the "Portfolio") Class I, Class S and Class ADV shares returned 29.92%, 29.67% and 29.34%, respectively, outperforming its benchmark, the S&P 500/BARRA Value Index(1), which returned 31.84% for the year ending December 31, 2003. For broader comparison, the S&P 500 Index(2) returned 28.68% for 2003.

PORTFOLIO SPECIFICS

The most significant positive contributor to relative performance was the Portfolio's position in the materials sector where strong stock selection was augmented by the favorable impact of a substantial overweight relative to the S&P Barra Value. Additional contributors to relative results for the year included stock selection in the consumer discretionary, consumer staples, energy, and telecommunications sectors. Stock selection and an underweight in the utilities sector also added to relative performance.

The primary negative for the year was the Portfolio's financial position where weak stock performance and an underweight allocation detracted from relative performance. A modest underweight in the information technology sector, combined with unfavorable stock selection also had a negative impact on relative results. Other detractors for the year included stock selection in the healthcare sector and overweights in consumer staples and energy.

MARKET OUTLOOK

Portfolio turnover has been relatively modest, as strong stock market performance has reduced the universe of attractive opportunities. We have maintained an overweight in cyclical materials stocks, which performed very well recently. We are optimistic about the economic outlook as improving CEO confidence should drive capital spending and employment growth.

[CHART]

                ING VAN KAMPEN COMSTOCK
                PORTFOLIO - SERVICE CLASS      S&P 500 INDEX      S&P BARRA 500 VALUE INDEX
5/1/2002                $  10,000                $  10,000                $  10,000
6/30/2002               $   9,190                $   9,110                $   9,269
9/30/2002               $   7,540                $   7,504                $   7,333
12/31/2002              $   8,378                $   8,098                $   8,009
3/30/2003               $   8,127                $   7,807                $   7,526
6/30/2003               $   9,432                $   8,969                $   8,898
9/30/2003               $   9,734                $   9,167                $   9,075
12/31/2003              $  10,863                $  10,234                $  10,329

Average Annual Total Return for the Fund for the periods ended 12/31/03:

                              CLASS I         CLASS S         CLASS ADV
One Year:                      29.92%          29.67%           29.34%
Since Inception*:               5.36%           5.08%            4.81%

* Class I, Class S, and Class ADV commenced operations on 05/01/2002.

----------
VAN KAMPEN IS A WHOLLY OWNED SUBSIDIARY OF A GLOBAL SECURITIES FIRM WHICH IS ENGAGED IN A WIDE RANGE OF FINANCIAL SERVICES INCLUDING, FOR EXAMPLE, SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

(1) The S&P 500/BARRA Value Index is a capitalization-weighted index consisting of S&P 500 stocks that have lower price-to-book ratios and, in general, share other characteristics with "value" stocks. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

(2) The Standard & Poor's (S&P) 500 index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:

                                                                            CLASS I
                                                 ----------------------------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                DECEMBER 10, 2001
                                                                                                  (COMMENCEMENT
           ING ALGER AGGRESSIVE                       YEAR ENDED             YEAR ENDED         OF OPERATIONS) TO
             GROWTH PORTFOLIO                     DECEMBER 31, 2003       DECEMBER 31, 2002     DECEMBER 31, 2001
---------------------------------------------    --------------------     -----------------     -----------------
Net asset value, beginning of period             $               5.11     $            7.29     $            7.23
                                                 --------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                          (0.02)                (0.01)                (0.00)*
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                   2.31                 (2.17)                 0.06
                                                 --------------------     -----------------     -----------------
        Total income (loss) from investment
          operations                                             2.29                 (2.18)                 0.06
                                                 --------------------     -----------------     -----------------
Net asset value, end of period                   $               7.40     $            5.11     $            7.29
                                                 ====================     =================     =================
Total return                                                    44.81%               (29.90)%                0.83%(1)
Net assets, end of period (000's)                $             35,010     $           2,644     $              10
Ratio of total expenses to average net assets                    1.05%                 1.05%                 1.05%(2)
Ratio of net investment loss to average
 net assets                                                     (0.76)%               (0.68)%               (0.82)%(2)
Portfolio turnover rate                                        187.33%               327.74%                58.25%(1)

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

*   ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS S
                                                 ----------------------------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                DECEMBER 10, 2001
                                                                                                  (COMMENCEMENT
           ING ALGER AGGRESSIVE                      YEAR ENDED              YEAR ENDED         OF OPERATIONS) TO
             GROWTH PORTFOLIO                     DECEMBER 31, 2003       DECEMBER 31, 2002     DECEMBER 31, 2001
---------------------------------------------    --------------------     -----------------     -----------------
Net asset value, beginning of period             $               5.09     $            7.29     $            7.23
                                                 --------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                          (0.04)                (0.02)                (0.00)*
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                   2.31                 (2.18)                 0.06
                                                 --------------------     -----------------     -----------------
        Total income (loss) from investment
          operations                                             2.27                 (2.20)                 0.06
                                                 --------------------     -----------------     -----------------
Net asset value, end of period                   $               7.36     $            5.09     $            7.29
                                                 ====================     =================     =================
Total return                                                    44.60%               (30.18)%                0.83%(1)
Net assets, end of period (000's)                $             30,354     $           1,110     $              10
Ratio of total expenses to average net assets                    1.30%                 1.30%                 1.30%(2)
Ratio of net investment loss to average
  net assets                                                    (1.00)%               (0.90)%               (0.99)%(2)
Portfolio turnover rate                                        187.33%               327.74%                58.25%(1)

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

*   ROUNDS TO LESS THAN $(0.01).

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                           CLASS ADV
                                                 ----------------------------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                DECEMBER 10, 2001
                                                                                                  (COMMENCEMENT
           ING ALGER AGGRESSIVE                       YEAR ENDED             YEAR ENDED         OF OPERATIONS) TO
             GROWTH PORTFOLIO                     DECEMBER 31, 2003       DECEMBER 31, 2002     DECEMBER 31, 2001
---------------------------------------------    --------------------     -----------------     -----------------
Net asset value, beginning of period             $               5.08     $            7.29     $            7.23
                                                 --------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                          (0.07)                (0.07)                (0.01)
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                   2.32                 (2.14)                 0.07
                                                 --------------------     -----------------     -----------------
        Total income (loss) from investment
          operations                                             2.25                 (2.21)                 0.06
                                                 --------------------     -----------------     -----------------
Net asset value, end of period                   $               7.33     $            5.08     $            7.29
                                                 ====================     =================     =================
Total return                                                    44.29%               (30.32)%                0.83%(1)
Net assets, end of period (000's)                $            107,353     $          71,775     $          80,999
Ratio of total expenses to average net assets                    1.55%                 1.55%                 1.53%(2)
Ratio of net investment loss to average
  net assets                                                    (1.24)%               (1.19)%               (1.28)%(2)
Portfolio turnover rate                                        187.33%               327.74%                58.25%(1)

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

*   ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                       CLASS I                 CLASS S              CLASS ADV
                                                 --------------------     -----------------     -----------------
                                                     PERIOD FROM             PERIOD FROM           PERIOD FROM
                                                     MAY 1, 2003             MAY 1, 2003           MAY 1, 2003
                                                    (COMMENCEMENT           (COMMENCEMENT         (COMMENCEMENT
              ING ALGER CAPITAL                   OF OPERATIONS) TO       OF OPERATIONS) TO     OF OPERATIONS) TO
            APPRECIATION PORTFOLIO                DECEMBER 31, 2003       DECEMBER 31, 2003     DECEMBER 31, 2003
----------------------------------------------   --------------------     -----------------     -----------------
Net asset value, beginning of period             $              10.00     $           10.00     $           10.00
                                                 --------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                          (0.02)                (0.04)                (0.06)
   Net realized and change in unrealized gain
     on investments, foreign currency and
     forward foreign currency exchange
     contracts                                                   2.15                  2.15                  2.15
                                                 --------------------     -----------------     -----------------
        Total income from investment
          operations                                             2.13                  2.11                  2.09
                                                 --------------------     -----------------     -----------------
Net asset value, end of period                   $              12.13     $           12.11     $           12.09
                                                 ====================     =================     =================
Total return(1)                                                 21.30%                21.00%                20.90%
Net assets, end of period (000's)                $                  1     $               1     $          42,935
Ratio of total expenses to average
  net assets(2)                                                  0.90%                 1.15%                 1.40%
Ratio of net investment loss to average
  net assets(2)                                                 (0.26)%               (0.53)%               (0.78)%
Portfolio turnover rate(1)                                     115.88%               115.88%               115.88%

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                            CLASS I
                                                 ----------------------------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                DECEMBER 10, 2001
                                                                                                  (COMMENCEMENT
                  ING ALGER                          YEAR ENDED              YEAR ENDED         OF OPERATIONS) TO
               GROWTH PORTFOLIO                   DECEMBER 31, 2003       DECEMBER 31, 2002     DECEMBER 31, 2001
----------------------------------------------   --------------------     -----------------     -----------------
Net asset value, beginning of period             $               6.62     $            9.85     $            9.92
                                                 --------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                 (0.01)                (0.00)+                0.00*
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                   2.29                 (3.23)                (0.07)
                                                 --------------------     -----------------     -----------------
        Total income (loss) from investment
          operations                                             2.28                 (3.23)                (0.07)
                                                 --------------------     -----------------     -----------------
Net asset value, end of period                   $               8.90     $            6.62     $            9.85
                                                 ====================     =================     =================
Total return                                                    34.44%               (32.79)%               (0.71)%(1)
Net assets, end of period (000's)                $                721     $              82     $              10
Ratio of total expenses to average net assets                    1.00%                 1.00%                 1.00%(2)
Ratio of net investment income (loss) to
  average net assets                                            (0.21)%               (0.09)%                0.50%(2)
Portfolio turnover rate                                        168.93%               245.27%                 6.09%(1)

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

*   ROUNDS TO LESS THAN $0.01.

+   ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                            CLASS S
                                                 ----------------------------------------------------------------
                                                                                                  PERIOD FROM
                                                                                                DECEMBER 10, 2001
                                                                                                 (COMMENCEMENT
                ING ALGER                            YEAR ENDED              YEAR ENDED         OF OPERATIONS) TO
             GROWTH PORTFOLIO                     DECEMBER 31, 2003       DECEMBER 31, 2002     DECEMBER 31, 2001
----------------------------------------------   --------------------     -----------------     -----------------
Net asset value, beginning of period             $               6.60     $            9.85     $            9.92
                                                 --------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                 (0.02)                (0.01)                 0.00*
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                   2.27                 (3.24)                (0.07)
                                                 --------------------     -----------------     -----------------
        Total income (loss) from investment
          operations                                             2.25                 (3.25)                (0.07)
                                                 --------------------     -----------------     -----------------
Net asset value, end of period                   $               8.85     $            6.60     $            9.85
                                                 ====================     =================     =================
Total return                                                    34.29%               (33.10)%               (0.71)%(1)
Net assets, end of period (000's)                $              2,874     $             321     $              10
Ratio of total expenses to average net assets                    1.25%                 1.25%                 1.25%(2)
Ratio of net investment income (loss) to
  average net assets                                            (0.45)%               (0.31)%                0.17%(2)
Portfolio turnover rate                                        168.93%               245.27%                 6.09%(1)

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

*   ROUNDS TO LESS THAN $0.01.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                          CLASS ADV
                                                 ----------------------------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                DECEMBER 10, 2001
                                                                                                  (COMMENCEMENT
                ING ALGER                            YEAR ENDED              YEAR ENDED         OF OPERATIONS) TO
             GROWTH PORTFOLIO                     DECEMBER 31, 2003       DECEMBER 31, 2002     DECEMBER 31, 2001
----------------------------------------------   --------------------     -----------------     -----------------
Net asset value, beginning of period             $               6.58     $            9.85     $            9.92
                                                 --------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                          (0.05)                (0.05)                (0.00)+
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                   2.28                 (3.22)                (0.07)
                                                 --------------------     -----------------     -----------------
        Total income (loss) from investment
          operations                                             2.23                 (3.27)                (0.07)
                                                 --------------------     -----------------     -----------------
Net asset value, end of period                   $               8.81     $            6.58     $            9.85
                                                 ====================     =================     =================
Total return                                                    33.89%               (33.20)%               (0.71)%(1)
Net assets, end of period (000's)                $             53,998     $          45,533     $          38,319
Ratio of total expenses to average net assets                    1.50%                 1.50%                 1.48%(2)
Ratio of net investment loss to average
  net assets                                                    (0.70)%               (0.65)%               (0.06)%(2)
Portfolio turnover rate                                        168.93%               245.27%                 6.09%(1)

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

+   ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                              CLASS I                                CLASS S
                                                 ----------------------------------       -------------------------------
                                                                    PERIOD FROM                              PERIOD FROM
                                                    YEAR            MAY 1, 2002              YEAR            MAY 1, 2002
                                                    ENDED           (COMMENCEMENT            ENDED          (COMMENCEMENT
         ING AMERICAN CENTURY                    DECEMBER 31,     OF OPERATIONS) TO       DECEMBER 31,    OF OPERATIONS) TO
       SMALL CAP VALUE PORTFOLIO                    2003          DECEMBER 31, 2002          2003         DECEMBER 31, 2002
-----------------------------------------------  ------------     -----------------       ------------    -----------------
Net asset value, beginning of period             $       8.16     $           10.00       $       8.15    $           10.00
                                                 ------------     -----------------       ------------    -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                 0.02                  0.01               0.02                 0.00*
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency
     exchange contracts                                  2.89                 (1.84)              2.87                (1.85)
                                                 ------------     -----------------       ------------    -----------------
        Total income (loss) from
          investment operations                          2.91                 (1.83)              2.89                (1.85)
                                                 ------------     -----------------       ------------    -----------------
LESS DISTRIBUTIONS:
   Net investment income                                (0.03)                (0.01)             (0.01)               (0.00)+
   Net realized gain on sale of
     investments                                        (0.27)                   --              (0.27)                  --
                                                 ------------     -----------------       ------------    -----------------
        Total distributions                             (0.30)                (0.01)             (0.28)               (0.00)
                                                 ------------     -----------------       ------------    -----------------
Net asset value, end of period                   $      10.77     $            8.16       $      10.76    $            8.15
                                                 ============     =================       ============    =================
Total return                                            35.84%               (18.36)%(1)         35.49%              (18.48)%(1)
Net assets, end of period (000's)                $      8,007     $             669       $     12,363    $           6,324
Ratio of net expenses to average net
   assets                                                1.32%                 1.40%(2)           1.57%                1.65%(2)
Ratio of gross expenses prior to expense
   reimbursements                                        1.40%                   --               1.65%                  --
Ratio of net investment income to
   average net assets                                    0.53%                 0.48%(2)           0.23%                0.09%(2)
Ratio of net investment income to average net
   assets prior to expense reimbursements                0.45%                   --               0.15%                  --
Portfolio turnover rate                                136.81%                70.04%(1)         136.81%               70.04%(1)

                                                            CLASS ADV
                                                 ---------------------------------
                                                                    PERIOD FROM
                                                    YEAR            MAY 1, 2002
                                                    ENDED          (COMMENCEMENT
         ING AMERICAN CENTURY                    DECEMBER 31,    OF OPERATIONS) TO
       SMALL CAP VALUE PORTFOLIO                    2003         DECEMBER 31, 2002
-----------------------------------------------  ------------    -----------------
Net asset value, beginning of period             $       8.13    $           10.00
                                                 ------------    -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                 0.01                 0.00*
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency
     exchange contracts                                  2.84                (1.86)
                                                 ------------    -----------------
        Total income (loss) from
          investment operations                          2.85                (1.86)
                                                 ------------    -----------------
LESS DISTRIBUTIONS:
   Net investment income                                (0.00)~              (0.01)
   Net realized gain on sale of
     investments                                        (0.27)                  --
                                                 ------------    -----------------
        Total distributions                             (0.27)               (0.01)
                                                 ------------    -----------------
Net asset value, end of period                   $      10.71    $            8.13
                                                 ============    =================
Total return                                            35.08%              (18.62)%(1)
Net assets, end of period (000's)                $      2,843    $             815
Ratio of net expenses to average net
   assets                                                1.82%                1.90%(2)
Ratio of gross expenses prior to expense
   reimbursements                                        1.90%                  --
Ratio of net investment income to
   average net assets                                    0.00%+               0.06%(2)
Ratio of net investment income to average net
   assets prior to expense reimbursements               (0.08)%                 --
Portfolio turnover rate                                136.81%               70.04%(1)

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

*   ROUNDS TO LESS THAN $0.01.

+   ROUNDS TO LESS THAN 0.01%.

~   ROUNDS TO LESS THAN $(0.01).

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                             CLASS I                               CLASS S
                                                 ---------------------------------      ---------------------------------
                                                                    PERIOD FROM                             PERIOD FROM
                                                    YEAR            MAY 1, 2002             YEAR            MAY 1, 2002
                                                    ENDED          (COMMENCEMENT            ENDED          (COMMENCEMENT
            ING BARON SMALL                      DECEMBER 31,    OF OPERATIONS) TO       DECEMBER 31,    OF OPERATIONS) TO
         CAP GROWTH PORTFOLIO                       2003         DECEMBER 31, 2002          2003         DECEMBER 31, 2002
----------------------------------------------   ------------    -----------------       ------------    -----------------
Net asset value, beginning of period             $       8.77    $           10.00       $       8.76    $           10.00
                                                 ------------    -----------------       ------------    -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                  (0.05)               (0.03)             (0.07)               (0.06)
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                           3.02                (1.20)              3.00                (1.18)
                                                 ------------    -----------------       ------------    -----------------
        Total income (loss) from investment
          operations                                     2.97                (1.23)              2.93                (1.24)
                                                 ------------    -----------------       ------------    -----------------
Net asset value, end of period                   $      11.74    $            8.77       $      11.69    $            8.76
                                                 ============    =================       ============    =================
Total return                                            33.87%              (12.30)%(1)         33.45%              (12.40)%(1)
Net assets, end of period (000's)                $     10,522    $             706       $     44,200    $           7,793
Ratio of net expenses to average net
   assets                                                1.21%                1.25%(2)           1.46%                1.50%(2)
Ratio of gross expenses prior to expense
   reimbursements                                        1.25%                  --               1.50%                  --
Ratio of net investment loss to average
   net assets                                           (0.90)%              (1.01)%(2)         (1.15)%              (1.23)%(2)
Ratio of net investment income to average net
   assets prior to expense reimbursements               (0.94)%                 --              (1.19)%                 --
Portfolio turnover rate                                 18.55%               12.42%(1)          18.55%               12.42%(1)

                                                              CLASS ADV
                                                 -----------------------------------
                                                                     PERIOD FROM
                                                    YEAR             MAY 1, 2002
                                                    ENDED           (COMMENCEMENT
            ING BARON SMALL                       DECEMBER 31,    OF OPERATIONS) TO
         CAP GROWTH PORTFOLIO                       2003          DECEMBER 31, 2002
----------------------------------------------   -------------    ------------------
Net asset value, beginning of period             $        8.74    $            10.00
                                                 -------------    ------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                   (0.12)                (0.02)
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                           (3.02)                (1.24)
                                                 -------------    ------------------
        Total income (loss) from investment
          operations                                      2.90                 (1.26)
                                                 -------------    ------------------
Net asset value, end of period                   $       11.64    $             8.74
                                                 =============    ==================
Total return                                             33.18%               (12.60)%(1)
Net assets, end of period (000's)                $       3,950    $            2,131
Ratio of net expenses to average net
   assets                                                 1.71%                 1.75%(2)
Ratio of gross expenses prior to expense
   reimbursements                                         1.75%                   --
Ratio of net investment loss to average
   net assets                                            (1.42)%               (1.56)%(2)
Ratio of net investment income to average net
   assets prior to expense reimbursements                (1.46)%                  --
Portfolio turnover rate                                  18.55%                12.42%(1)

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                            CLASS I
                                                 ----------------------------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                DECEMBER 10, 2001
                                                                                                  (COMMENCEMENT
           ING DSI ENHANCED                          YEAR ENDED              YEAR ENDED         OF OPERATIONS) TO
           INDEX PORTFOLIO                        DECEMBER 31, 2003       DECEMBER 31, 2002     DECEMBER 31, 2001
----------------------------------------------   --------------------     -----------------     -----------------
Net asset value, beginning of period             $               6.30     $            8.16     $            8.23
                                                 --------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                         0.04                  0.03                  0.00*
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                   1.70                 (1.89)                (0.07)
                                                 --------------------     -----------------     -----------------
        Total income (loss) from investment
          operations                                             1.74                 (1.86)                (0.07)
                                                 --------------------     -----------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                                        (0.07)                (0.00)+                  --
   Net realized gain on sale of investments                        --                 (0.00)+                  --
                                                 --------------------     -----------------     -----------------
        Total distributions                                     (0.07)                (0.00)                   --
                                                 --------------------     -----------------     -----------------
Net asset value, end of period                   $               7.97     $            6.30     $            8.16
                                                 ====================     =================     =================
Total return                                                    27.74%               (22.76)%               (0.85)%(1)
Net assets, end of period (000's)                $                650     $             199     $              10
Ratio of total expenses to average net assets                    0.80%                 0.80%                 0.80%(2)
Ratio of net investment income to average
  net assets                                                     1.03%                 1.08%                 0.66%(2)
Portfolio turnover rate                                         34.75%                59.73%                 0.00%(1)#

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

*   ROUNDS TO LESS THAN $0.01.

+   ROUNDS TO LESS THAN $(0.01).

#   ROUNDS TO LESS THAN 0.01%.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                           CLASS S
                                                 ----------------------------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                DECEMBER 10, 2001
                                                                                                  (COMMENCEMENT
             ING DSI ENHANCED                        YEAR ENDED              YEAR ENDED         OF OPERATIONS) TO
             INDEX PORTFOLIO                      DECEMBER 31, 2003       DECEMBER 31, 2002     DECEMBER 31, 2001
----------------------------------------------   --------------------     -----------------     -----------------
Net asset value, beginning of period             $               6.29     $            8.16     $            8.23
                                                 --------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                         0.06                  0.05                  0.00*
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                   1.66                 (1.92)                (0.07)
                                                 --------------------     -----------------     -----------------
        Total income (loss) from investment
          operations                                             1.72                 (1.87)                (0.07)
                                                 --------------------     -----------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                                        (0.05)                (0.00)+                  --
   Net realized gain on sale of investments                        --                 (0.00)+                  --
                                                 --------------------     -----------------     -----------------
        Total distributions                                     (0.05)                (0.00)                   --
                                                 --------------------     -----------------     -----------------
Net asset value, end of period                   $               7.96     $            6.29     $            8.16
                                                 ====================     =================     =================
Total return                                                    27.38%               (22.89)%               (0.85)%(1)
Net assets, end of period (000's)                $             37,612     $          32,443     $          43,927
Ratio of total expenses to average net assets                    1.05%                 1.05%                 1.05%(2)
Ratio of net investment income to average
  net assets                                                     0.74%                 0.57%                 0.44%(2)
Portfolio turnover rate                                         34.75%                59.73%                 0.00%(1)#

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

*   ROUNDS TO LESS THAN $0.01.

+   ROUNDS TO LESS THAN $(0.01).

#   ROUNDS TO LESS THAN 0.01%.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS ADV
                                                 ----------------------------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                DECEMBER 10, 2001
                                                                                                  (COMMENCEMENT
             ING DSI ENHANCED                         YEAR ENDED             YEAR ENDED         OF OPERATIONS) TO
             INDEX PORTFOLIO                      DECEMBER 31, 2003       DECEMBER 31, 2002     DECEMBER 31, 2001
----------------------------------------------   --------------------     -----------------     -----------------
Net asset value, beginning of period             $               6.28     $            8.16     $            8.23
                                                 --------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                         0.05                  0.00*                 0.00*
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                   1.64                 (1.88)                (0.07)
                                                 --------------------     -----------------     -----------------
        Total income (loss) from investment
          operations                                             1.69                 (1.88)                (0.07)
                                                 --------------------     -----------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                                        (0.07)                (0.00)+                  --
   Net realized gain on sale of investments                        --                 (0.00)+                  --
                                                 --------------------     -----------------     -----------------
        Total distributions                                     (0.07)                (0.00)                   --
                                                 --------------------     -----------------     -----------------
Net asset value, end of period                   $               7.90     $            6.28     $            8.16
                                                 ====================     =================     =================
Total return                                                    26.99%               (23.03)%               (0.85)%(1)
Net assets, end of period (000's)                $              4,669     $           1,036     $              10
Ratio of total expenses to average net assets                    1.30%                 1.30%                 1.30%(2)
Ratio of net investment income to average
  net assets                                                     0.50%                 0.53%                 0.17%(2)
Portfolio turnover rate                                         34.75%                59.73%                 0.00%(1)#

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

*   ROUNDS TO LESS THAN $0.01.

+   ROUNDS TO LESS THAN $(0.01).

#   ROUNDS TO LESS THAN 0.01%.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                              CLASS I
                                                 ----------------------------------------------------------------
                                                                                                  PERIOD FROM
                                                                                                DECEMBER 10, 2001
                                                                                                  (COMMENCEMENT
            ING GOLDMAN SACHS(R)                     YEAR ENDED              YEAR ENDED         OF OPERATIONS) TO
          CAPITAL GROWTH PORTFOLIO                DECEMBER 31, 2003       DECEMBER 31, 2002     DECEMBER 31, 2001
----------------------------------------------   --------------------     -----------------     -----------------
Net asset value, beginning of period             $               8.40     $           11.15     $           11.24
                                                 --------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                         0.02                  0.01                  0.00*
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                   1.98                 (2.76)                (0.09)
                                                 --------------------     -----------------     -----------------
        Total income (loss) from investment
          operations                                             2.00                 (2.75)                (0.09)
                                                 --------------------     -----------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                                           --                 (0.00)+                  --
                                                 --------------------     -----------------     -----------------
        Total distributions                                        --                 (0.00)                   --
                                                 --------------------     -----------------     -----------------
Net asset value, end of period                   $              10.40     $            8.40     $           11.15
                                                 ====================     =================     =================
Total return                                                    23.81%               (24.65)%               (0.80)%(1)
Net assets, end of period (000's)                $              1,210     $             173     $              10
Ratio of total expenses to average net assets                    1.05%                 1.05%                 1.05%(2)
Ratio of net investment income to average
  net assets                                                     0.30%                 0.45%                 0.50%(2)
Portfolio turnover rate                                         22.77%                31.98%                 1.11%(1)

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

*   ROUNDS TO LESS THAN $0.01.

+   ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                              CLASS S
                                                 ----------------------------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                DECEMBER 10, 2001
                                                                                                  (COMMENCEMENT
              ING GOLDMAN SACHS(R)                   YEAR ENDED              YEAR ENDED         OF OPERATIONS) TO
            CAPITAL GROWTH PORTFOLIO              DECEMBER 31, 2003       DECEMBER 31, 2002     DECEMBER 31, 2001
----------------------------------------------   --------------------     -----------------     -----------------
Net asset value, beginning of period             $               8.38     $           11.15     $           11.24
                                                 --------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                  0.01                 (0.01)                 0.00*
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                   1.97                 (2.76)                (0.09)
                                                 --------------------     -----------------     -----------------
        Total income (loss) from investment
          operations                                             1.98                 (2.77)                (0.09)
                                                 --------------------     -----------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                                           --                 (0.00)+                  --
                                                 --------------------     -----------------     -----------------
        Total distributions                                        --                 (0.00)                   --
                                                 --------------------     -----------------     -----------------
Net asset value, end of period                   $              10.36     $            8.38     $           11.15
                                                 ====================     =================     =================
Total return                                                    23.63%               (24.84)%               (0.80)%(1)
Net assets, end of period (000's)                $             90,005     $          78,023     $         103,118
Ratio of total expenses to average net assets                    1.30%                 1.30%                 1.30%(2)
Ratio of net investment income (loss) to
  average net assets                                             0.06%                (0.08)%                0.07%(2)
Portfolio turnover rate                                         22.77%                31.98%                 1.11%(1)

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

*   ROUNDS TO LESS THAN $0.01.

+   ROUNDS TO LESS THAN $(0.01).

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS ADV
                                                 ----------------------------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                DECEMBER 10, 2001
                                                                                                  (COMMENCEMENT
             ING GOLDMAN SACHS(R)                    YEAR ENDED              YEAR ENDED         OF OPERATIONS) TO
           CAPITAL GROWTH PORTFOLIO               DECEMBER 31, 2003       DECEMBER 31, 2002     DECEMBER 31, 2001
----------------------------------------------   --------------------     -----------------     -----------------
Net asset value, beginning of period             $               8.41     $           11.15     $           11.24
                                                 --------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                          (0.02)                (0.00)+               (0.00)+
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                   1.97                 (2.74)                (0.09)
                                                 --------------------     -----------------     -----------------
        Total income (loss) from investment
          operations                                             1.95                 (2.74)                (0.09)
                                                 --------------------     -----------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                                           --                 (0.00)+                  --
                                                 --------------------     -----------------     -----------------
        Total distributions                                        --                 (0.00)                   --
                                                 --------------------     -----------------     -----------------
Net asset value, end of period                   $              10.36     $            8.41     $           11.15
                                                 ====================     =================     =================
Total return                                                    23.19%               (24.56)%               (0.80)%(1)
Net assets, end of period (000's)                $              5,299     $           4,124     $              10
Ratio of total expenses to average net assets                    1.55%                 1.55%                 1.55%(2)
Ratio of net investment loss to average
  net assets                                                    (0.19)%               (0.09)%               (0.03)%(2)
Portfolio turnover rate                                         22.77%                31.98%                 1.11%(1)

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

+   ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                       CLASS I                CLASS S              CLASS ADV
                                                 --------------------     -----------------     -----------------
                                                     PERIOD FROM             PERIOD FROM           PERIOD FROM
                                                     MAY 1, 2003             MAY 1, 2003           MAY 1, 2003
                                                    (COMMENCEMENT           (COMMENCEMENT         (COMMENCEMENT
            ING GOLDMAN SACHS                     OF OPERATIONS) TO       OF OPERATIONS) TO     OF OPERATIONS) TO
          CORE EQUITY PORTFOLIO                   DECEMBER 31, 2003       DECEMBER 31, 2003     DECEMBER 31, 2003
----------------------------------------------   --------------------     -----------------     -----------------
Net asset value, beginning of period             $              10.00     $           10.00     $           10.00
                                                 --------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                         0.06                  0.04                  0.02
   Net realized and change in unrealized
     gain on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                   2.40                  2.40                  2.40
                                                 --------------------     -----------------     -----------------
        Total income from investment
          operations                                             2.46                  2.44                  2.42
                                                 --------------------     -----------------     -----------------
Net asset value, end of period                   $              12.46     $           12.44     $           12.42
                                                 ====================     =================     =================
Total return(1)                                                 24.60%                24.40%                24.20%
Net assets, end of period (000's)                $                  1     $          96,497     $               1
Ratio of total expenses to average
  net assets(2)                                                  0.90%                 1.15%                 1.40%
Ratio of net investment income to average
  net assets(2)                                                  0.80%                 0.53%                 0.27%
Portfolio turnover rate(1)                                      66.39%                66.39%                66.39%

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                  CLASS I
                                                    -----------------------------------------------------------------
            ING JPMORGAN FLEMING                          YEAR ENDED             YEAR ENDED            YEAR ENDED
           INTERNATIONAL PORTFOLIO                    DECEMBER 31, 2003     DECEMBER 31, 2002(1)    DECEMBER 31, 2001
-------------------------------------------------   --------------------    --------------------    -----------------
Net asset value, beginning of period                $               8.16    $              10.03    $           18.44
                                                    --------------------    --------------------    -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                            0.14                    0.06                 0.06
   Net realized and change in unrealized
     gain (loss) on investments, foreign
     currency and forward foreign currency
     exchange contracts                                             2.26                   (1.88)               (4.64)
                                                    --------------------    --------------------    -----------------
        Total income (loss) from
          investment operations                                     2.40                   (1.82)               (4.58)
                                                    --------------------    --------------------    -----------------
LESS DISTRIBUTIONS:
   Net investment income                                           (0.09)                  (0.05)               (0.05)
   Net realized gain on sale of investments                           --                      --                (3.78)
                                                    --------------------    --------------------    -----------------
        Total distributions                                        (0.09)                  (0.05)               (3.83)
                                                    --------------------    --------------------    -----------------
Net asset value, end of period                      $              10.47    $               8.16    $           10.03
                                                    ====================    ====================    =================
Total return                                                       29.45%                 (18.08)%             (26.93)%
Net assets, end of period (000's)                   $            338,566    $            282,054    $         369,992
Ratio of total expenses to average net assets                       1.00%                   1.00%                1.01%
Ratio of net investment income to average
   net assets                                                       1.56%                   0.65%                0.44%
Portfolio turnover rate                                            23.06%                 173.74%               96.70%

                                                                   CLASS I
                                                    ---------------------------------------
            ING JPMORGAN FLEMING                       YEAR ENDED            YEAR ENDED
           INTERNATIONAL PORTFOLIO                  DECEMBER 31, 2000     DECEMBER 31, 1999
-------------------------------------------------   -----------------     -----------------
Net asset value, beginning of period                $           25.49     $           16.76
                                                    -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                         0.04                  0.12
   Net realized and change in unrealized
     gain (loss) on investments, foreign
     currency and forward foreign currency
     exchange contracts                                         (4.91)                 9.44
                                                    -----------------     -----------------
        Total income (loss) from
          investment operations                                 (4.87)                 9.56
                                                    -----------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                                        (0.11)                (0.02)
   Net realized gain on sale of investments                     (2.07)                (0.81)
                                                    -----------------     -----------------
        Total distributions                                     (2.18)                (0.83)
                                                    -----------------     -----------------
Net asset value, end of period                      $           18.44     $           25.49
                                                    =================     =================
Total return                                                   (19.59)%               58.41%
Net assets, end of period (000's)                   $         557,941     $         704,999
Ratio of total expenses to average net assets                    1.00%                 1.00%
Ratio of net investment income to average
   net assets                                                    0.22%                 0.70%
Portfolio turnover rate                                         76.54%                82.03%

(1) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS S
                                                 -------------------------------------------------------------------
                                                                                                      PERIOD FROM
                                                                                                   DECEMBER 10, 2001
                                                                                                     (COMMENCEMENT
             ING JPMORGAN FLEMING                     YEAR ENDED               YEAR ENDED          OF OPERATIONS) TO
           INTERNATIONAL PORTFOLIO                DECEMBER 31, 2003       DECEMBER 31, 2002(3)     DECEMBER 31, 2001
----------------------------------------------   --------------------     --------------------     -----------------
Net asset value, beginning of period             $               8.15     $              10.04     $           10.18
                                                 --------------------     --------------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                 (0.05)                    0.02                 (0.00)*
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                   2.43                    (1.86)                (0.14)
                                                 --------------------     --------------------     -----------------
        Total income (loss) from investment
          operations                                             2.38                    (1.84)                (0.14)
                                                 --------------------     --------------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                                        (0.09)                   (0.05)                   --
                                                 --------------------     --------------------     -----------------
        Total distributions                                     (0.09)                   (0.05)                   --
                                                 --------------------     --------------------     -----------------
Net asset value, end of period                   $              10.44     $               8.15     $           10.04
                                                 ====================     ====================     =================
Total return                                                    29.38%                  (18.29)%               (1.38)%(1)
Net assets, end of period (000's)                $              8,034     $                 18     $              10
Ratio of total expenses to average net assets                    1.25%                    1.25%                 1.25%(2)
Ratio of net investment income (loss) to
  average net assets                                            (0.21)%                   0.24%                (0.34)%(2)
Portfolio turnover rate                                         23.06%                  173.74%                96.70%

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

(3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.

*   ROUNDS TO LESS THAN $(0.01).

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                           CLASS ADV
                                                 ----------------------------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                DECEMBER 10, 2001
                                                                                                  (COMMENCEMENT
             ING JPMORGAN FLEMING                    YEAR ENDED             YEAR ENDED          OF OPERATIONS) TO
           INTERNATIONAL PORTFOLIO               DECEMBER 31, 2003     DECEMBER 31, 2002(3)     DECEMBER 31, 2001
----------------------------------------------   -----------------     --------------------     -----------------
Net asset value, beginning of period             $            8.13     $              10.03     $           10.18
                                                 -----------------     --------------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                               0.05                    (0.04)                (0.00)*
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                2.30                    (1.81)                (0.15)
                                                 -----------------     --------------------     -----------------
        Total income (loss) from investment
          operations                                          2.35                    (1.85)                (0.15)
                                                 -----------------     --------------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                                     (0.08)                   (0.05)                   --
                                                 -----------------     --------------------     -----------------
        Total distributions                                  (0.08)                   (0.05)                   --
                                                 -----------------     --------------------     -----------------
Net asset value, end of period                   $           10.40     $               8.13     $           10.03
                                                 =================     ====================     =================
Total return                                                 28.98%                  (18.48)%               (1.47)%(1)
Net assets, end of period (000's)                $           1,184     $                485     $              10
Ratio of total expenses to average net assets                 1.50%                    1.50%                 1.50%(2)
Ratio of net investment income (loss) to
  average net assets                                          0.86%                   (0.45)%               (0.67)%(2)
Portfolio turnover rate                                      23.06%                  173.74%                96.70%

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

(3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.

*   ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                         CLASS I                                    CLASS S
                                            ----------------------------------        ----------------------------------
                                                                PERIOD FROM                               PERIOD FROM
                                               YEAR             MAY 1, 2002              YEAR             MAY 1, 2002
                                               ENDED          (COMMENCEMENT              ENDED           (COMMENCEMENT
              ING JPMORGAN                  DECEMBER 31,     OF OPERATIONS) TO        DECEMBER 31,     OF OPERATIONS) TO
         MID CAP VALUE PORTFOLIO               2003          DECEMBER 31, 2002           2003          DECEMBER 31, 2002
-----------------------------------------   ------------     -----------------        ------------     -----------------
Net asset value, beginning of period        $       9.24     $           10.00        $       9.23     $           10.00
                                            ------------     -----------------        ------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.05                  0.02                0.04                  0.02
   Net realized and change in unrealized
     gain (loss) on investments, foreign
     currency and forward foreign
     currency exchange contracts                    2.75                 (0.75)               2.73                 (0.77)
                                            ------------     -----------------        ------------     -----------------
        Total income (loss) from
          investment operations                     2.80                 (0.73)               2.77                 (0.75)
                                            ------------     -----------------        ------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                           (0.05)                (0.03)              (0.03)                (0.02)
   Net realized gain on sale of
     investments                                   (0.08)                   --               (0.08)                   --
                                            ------------     -----------------        ------------     -----------------
        Total distributions                        (0.13)                (0.03)              (0.11)                (0.02)
                                            ------------     -----------------        ------------     -----------------
Net asset value, end of period              $      11.91     $            9.24        $      11.89     $            9.23
                                            ============     =================        ============     =================
Total return                                       30.31%                (7.30)%(1)          30.05%                (7.53)%(1)
Net assets, end of period (000's)           $     16,662     $             957        $     16,372     $           6,027
Ratio of total expenses to average net
   assets                                           1.10%                 1.10%(2)            1.35%                 1.35%(2)
Ratio of net investment income to
   average net assets                               1.04%                 0.85%(2)            0.61%                 0.35%(2)
Portfolio turnover rate                            44.14%                30.55%(1)           44.14%                30.55%(1)

                                                        CLASS ADV
                                            ----------------------------------
                                                                PERIOD FROM
                                               YEAR             MAY 1, 2002
                                               ENDED           (COMMENCEMENT
              ING JPMORGAN                  DECEMBER 31,     OF OPERATIONS) TO
         MID CAP VALUE PORTFOLIO                2003         DECEMBER 31, 2002
-----------------------------------------   ------------     -----------------
Net asset value, beginning of period        $       9.22     $           10.00
                                            ------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.03                  0.01
   Net realized and change in unrealized
     gain (loss) on investments, foreign
     currency and forward foreign
     currency exchange contracts                    2.70                 (0.77)
                                            ------------     -----------------
        Total income (loss) from
          investment operations                     2.73                 (0.76)
                                            ------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                           (0.01)                (0.02)
   Net realized gain on sale of
     investments                                   (0.08)                   --
                                            ------------     -----------------
        Total distributions                        (0.09)                (0.02)
                                            ------------     -----------------
Net asset value, end of period              $      11.86     $            9.22
                                            ============     =================
Total return                                       29.68%                (7.64)%(1)
Net assets, end of period (000's)           $      1,354     $             331
Ratio of total expenses to average net
   assets                                           1.60%                 1.60%(2)
Ratio of net investment income to
   average net assets                               0.36%                 0.26%(2)
Portfolio turnover rate                            44.14%                30.55%(1)

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                      CLASS I
                                                  --------------------------------------------------------------------------------
                                                     YEAR             YEAR             YEAR             YEAR             YEAR
                                                     ENDED            ENDED            ENDED            ENDED            ENDED
               ING MFS CAPITAL                    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
           OPPORTUNITIES PORTFOLIO                   2003(1)          2002(1)           2001            2000             1999
-----------------------------------------------   -----------      ------------     ------------     ------------     ------------
Net asset value, beginning of period              $      18.94     $      27.12     $      44.41     $      54.77     $      37.86
                                                  ------------     ------------     ------------     ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                           0.10             0.04            (0.03)           (0.12)           (0.08)
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                            5.21            (8.22)          (10.25)           (2.08)           18.22
                                                  ------------     ------------     ------------     ------------     ------------
        Total income (loss) from investment
          operations                                      5.31            (8.18)          (10.28)           (2.20)           18.14
                                                  ------------     ------------     ------------     ------------     ------------
LESS DISTRIBUTIONS:
   Net investment income                                 (0.04)              --               --               --            (0.05)
   Net realized gain on sale of investments                 --               --            (7.01)           (8.16)           (1.18)
                                                  ------------     ------------     ------------     ------------     ------------
        Total distributions                              (0.04)              --            (7.01)           (8.16)           (1.23)
                                                  ------------     ------------     ------------     ------------     ------------
Net asset value, end of period                    $      24.21     $      18.94     $      27.12     $      44.41     $      54.77
                                                  ============     ============     ============     ============     ============
Total return                                             28.07%          (30.16)%         (24.75)%          (5.72)%          48.79%
Net assets, end of period (000's)                 $    247,542     $    212,841     $    351,204     $    440,433     $    323,059
Ratio of total expenses to average
  net assets                                              0.90%            0.90%            0.90%            0.90%            0.90%
Ratio of net investment income (loss) to
  average net assets                                      0.47%            0.19%           (0.09)%          (0.28)%          (0.20)%
Portfolio turnover rate                                  64.97%          151.07%          105.61%          119.72%          170.59%

(1) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                CLASS S
                                                 -------------------------------------------------------------------
                                                                                                      PERIOD FROM
                                                                                                   DECEMBER 10, 2001
                                                                                                     (COMMENCEMENT
              ING MFS CAPITAL                        YEAR ENDED                YEAR ENDED          OF OPERATIONS) TO
          OPPORTUNITIES PORTFOLIO                DECEMBER 31, 2003(3)     DECEMBER 31, 2002(3)     DECEMBER 31, 2001
----------------------------------------------   --------------------     --------------------     -----------------
Net asset value, beginning of period             $              18.89     $              27.11     $           27.21
                                                 --------------------     --------------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                  0.05                     0.02                 (0.00)*
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                   5.19                    (8.24)                (0.10)
                                                 --------------------     --------------------     -----------------
        Total income (loss) from investment
          operations                                             5.24                    (8.22)                (0.10)
                                                 --------------------     --------------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                                        (0.04)                      --                    --
                                                 --------------------     --------------------     -----------------
        Total distributions                                     (0.04)                      --                    --
                                                 --------------------     --------------------     -----------------
Net asset value, end of period                   $              24.09     $              18.89     $           27.11
                                                 ====================     ====================     =================
Total return                                                    27.74%                  (30.35)%               (0.37)%(1)
Net assets, end of period (000's)                $                391     $                 80     $              10
Ratio of total expenses to average net assets                    1.15%                    1.15%                 1.15%(2)
Ratio of net investment income (loss) to
  average net assets                                             0.21%                    0.08%                (0.03)%(2)
Portfolio turnover rate                                         64.97%                  151.07%               105.61%

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

(3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.

*   ROUNDS TO LESS THAN $(0.01).

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                               CLASS ADV
                                                 -------------------------------------------------------------------
                                                                                                     PERIOD FROM
                                                                                                   DECEMBER 10, 2001
                                                                                                    (COMMENCEMENT
               ING MFS CAPITAL                        YEAR ENDED               YEAR ENDED          OF OPERATIONS) TO
           OPPORTUNITIES PORTFOLIO               DECEMBER 31, 2003(3)     DECEMBER 31, 2002(3)     DECEMBER 31, 2001
----------------------------------------------   --------------------     --------------------     -----------------
Net asset value, beginning of period             $              18.84     $              27.11     $           27.21
                                                 --------------------     --------------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                          (0.01)                   (0.01)                (0.01)
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                   5.17                    (8.26)                (0.09)
                                                 --------------------     --------------------     -----------------
        Total income (loss) from investment
          operations                                             5.16                    (8.27)                (0.10)
                                                 --------------------     --------------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                                        (0.02)                      --                    --
                                                 --------------------     --------------------     -----------------
        Total distributions                                     (0.02)                      --                    --
                                                 --------------------     --------------------     -----------------
Net asset value, end of period                   $              23.98     $              18.84     $           27.11
                                                 ====================     ====================     =================
Total return                                                    27.39%                  (30.51)%               (0.37)%(1)
Net assets, end of period (000's)                $                159     $                 54     $              10
Ratio of total expenses to average net assets                    1.40%                    1.40%                 1.40%(2)
Ratio of net investment loss to average
  net assets                                                    (0.04)%                  (0.06)%               (0.33)%(2)
Portfolio turnover rate                                         64.97%                  151.07%               105.61%

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

(3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                         CLASS I                                   CLASS S
                                            ----------------------------------        ---------------------------------
                                                                PERIOD FROM                              PERIOD FROM
                                                YEAR            MAY 1, 2002               YEAR           MAY 1, 2002
                                                ENDED          (COMMENCEMENT              ENDED         (COMMENCEMENT
             ING MFS GLOBAL                 DECEMBER 31,     OF OPERATIONS) TO        DECEMBER 31,    OF OPERATIONS) TO
            GROWTH PORTFOLIO                    2003         DECEMBER 31, 2002            2003        DECEMBER 31, 2002
-----------------------------------------   ------------     -----------------        ------------    -----------------
Net asset value, beginning of period        $       8.40     $           10.00        $       8.39    $           10.00
                                            ------------     -----------------        ------------    -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.00*                 0.02                0.02                 0.00*
   Net realized and change in unrealized
     gain (loss) on investments, foreign
     currency and forward foreign
     currency exchange contracts                    2.83                 (1.62)               2.65                (1.61)
                                            ------------     -----------------        ------------    -----------------
        Total income (loss) from
          investment operations                     2.83                 (1.60)               2.67                (1.61)
                                            ------------     -----------------        ------------    -----------------
LESS DISTRIBUTIONS:
   Net investment income                           (0.00)+                  --                  --                   --
                                            ------------     -----------------        ------------    -----------------
        Total distributions                        (0.00)                   --                  --                   --
                                            ------------     -----------------        ------------    -----------------
Net asset value, end of period              $      11.23     $            8.40        $      11.06    $            8.39
                                            ============     =================        ============    =================
Total return                                       33.73%               (16.00)%(1)          31.82%              (16.10)%(1)
Net assets, end of period (000's)           $        426     $              89        $     14,291    $           8,516
Ratio of total expenses to average
   net assets                                       1.20%                 1.20%(2)            1.45%                1.45%(2)
Ratio of net investment income to average
   net assets                                       0.22%                 0.33%(2)            0.19%                0.07%(2)
Portfolio turnover rate                           157.47%                87.08%(1)          157.47%               87.08%(1)

                                                        CLASS ADV
                                            ---------------------------------
                                                               PERIOD FROM
                                                YEAR           MAY 1, 2002
                                                ENDED         (COMMENCEMENT
             ING MFS GLOBAL                 DECEMBER 31,    OF OPERATIONS) TO
            GROWTH PORTFOLIO                    2003        DECEMBER 31, 2002
-----------------------------------------   ------------    -----------------
Net asset value, beginning of period        $       8.38    $           10.00
                                            ------------    -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.00*               (0.01)
   Net realized and change in unrealized
     gain (loss) on investments, foreign
     currency and forward foreign
     currency exchange contracts                    2.64                (1.61)
                                            ------------    -----------------
        Total income (loss) from
          investment operations                     2.64                (1.62)
                                            ------------    -----------------
LESS DISTRIBUTIONS:
   Net investment income                              --                   --
                                            ------------    -----------------
        Total distributions                           --                   --
                                            ------------    -----------------
Net asset value, end of period              $      11.02    $            8.38
                                            ============    =================
Total return                                       31.50%              (16.20)%(1)
Net assets, end of period (000's)           $        856    $             665
Ratio of total expenses to average
   net assets                                       1.70%                1.70%(2)
Ratio of net investment income to average
   net assets                                       0.01%               (0.43)%(2)
Portfolio turnover rate                           157.47%               87.08%(1)

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

*   ROUNDS TO LESS THAN $0.01.

+   ROUNDS TO LESS THAN $(0.01).

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                 CLASS I
                                                    ----------------------------------------------------------------
                ING MFS RESEARCH                         YEAR ENDED             YEAR ENDED            YEAR ENDED
                EQUITY PORTFOLIO                    DECEMBER 31, 2003(1)     DECEMBER 31, 2002     DECEMBER 31, 2001
-------------------------------------------------   --------------------     -----------------     -----------------
Net asset value, beginning of period                $               6.07     $            8.11     $           13.08
                                                    --------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                     0.06                  0.03                  0.01
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency and
     forward foreign currency exchange contracts                    1.45                 (2.06)                (2.58)
                                                    --------------------     -----------------     -----------------
        Total income (loss) from investment
          operations                                                1.51                 (2.03)                (2.57)
                                                    --------------------     -----------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                                           (0.04)                (0.01)                   --
   Net realized gain on sale of investments                           --                    --                 (2.40)
                                                    --------------------     -----------------     -----------------
        Total distributions                                        (0.04)                (0.01)                (2.40)
                                                    --------------------     -----------------     -----------------
Net asset value, end of period                      $               7.54     $            6.07     $            8.11
                                                    ====================     =================     =================
Total return                                                       24.95%               (24.89)%              (20.78)%
Net assets, end of period (000's)                   $            264,755     $         245,281     $         384,924
Ratio of total expenses to average net assets                       0.85%                 0.85%                 0.85%
Ratio of net investment income (loss) to average
   net assets                                                       0.83%                 0.50%                 0.15%
Portfolio turnover rate                                           125.91%               105.62%                91.72%

                                                                    CLASS I
                                                    ---------------------------------------
                ING MFS RESEARCH                       YEAR ENDED            YEAR ENDED
                EQUITY PORTFOLIO                    DECEMBER 31, 2000     DECEMBER 31, 1999
-------------------------------------------------   -----------------     -----------------
Net asset value, beginning of period                $           14.78     $           11.93
                                                    -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                 (0.02)                (0.00)*
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency and
     forward foreign currency exchange contracts                (0.53)                 2.88
                                                    -----------------     -----------------
        Total income (loss) from investment
          operations                                            (0.55)                 2.88
                                                    -----------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                                           --                 (0.03)
   Net realized gain on sale of investments                     (1.15)                   --
                                                    -----------------     -----------------
        Total distributions                                     (1.15)                (0.03)
                                                    -----------------     -----------------
Net asset value, end of period                      $           13.08     $           14.78
                                                    =================     =================
Total return                                                    (4.48)%               24.03%
Net assets, end of period (000's)                   $         528,582     $         553,414
Ratio of total expenses to average net assets                    0.84%                 0.85%
Ratio of net investment income (loss) to average
   net assets                                                   (0.14)%               (0.03)%
Portfolio turnover rate                                         93.38%                86.07%

*   ROUNDS TO LESS THAN $(0.01).

(1) PRIOR TO MAY 1, 2003, THE PORTFOLIO WAS KNOWN AS THE ING MFS RESEARCH PORTFOLIO.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS S
                                                 ----------------------------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                DECEMBER 10, 2001
                                                                                                  (COMMENCEMENT
               ING MFS RESEARCH                       YEAR ENDED             YEAR ENDED         OF OPERATIONS) TO
               EQUITY PORTFOLIO                  DECEMBER 31, 2003(3)     DECEMBER 31, 2002     DECEMBER 31, 2001
----------------------------------------------   --------------------     -----------------     -----------------
Net asset value, beginning of period             $               6.05     $            8.10     $            8.12
                                                 --------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                  0.01                  0.01                 (0.00)*
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                   1.47                 (2.05)                (0.02)
                                                 --------------------     -----------------     -----------------
        Total income (loss) from investment
          operations                                             1.48                 (2.04)                (0.02)
                                                 --------------------     -----------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                                        (0.04)                (0.01)                   --
                                                 --------------------     -----------------     -----------------
        Total distributions                                     (0.04)                (0.01)                   --
                                                 --------------------     -----------------     -----------------
Net asset value, end of period                   $               7.49     $            6.05     $            8.10
                                                 ====================     =================     =================
Total return                                                    24.54%               (25.15)%               (0.25)%(1)
Net assets, end of period (000's)                $              1,352     $               8     $              10
Ratio of total expenses to average net assets                    1.10%                 1.09%                 1.09%(2)
Ratio of net investment income (loss) to
  average net assets                                             0.37%                 0.26%                (0.17)%(2)
Portfolio turnover rate                                        125.91%               105.62%                91.72%

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

(3) PRIOR TO MAY 1, 2003 THE PORTFOLIO WAS KNOWN AS THE ING MFS RESEARCH PORTFOLIO.

*   ROUND TO LESS THAN $(0.01).

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS ADV
                                                 ----------------------------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                DECEMBER 10, 2001
                                                                                                  (COMMENCEMENT
               ING MFS RESEARCH                       YEAR ENDED             YEAR ENDED         OF OPERATIONS) TO
               EQUITY PORTFOLIO                  DECEMBER 31, 2003(3)     DECEMBER 31, 2002     DECEMBER 31, 2001
----------------------------------------------   --------------------     -----------------     -----------------
Net asset value, beginning of period             $               6.04     $            8.10     $            8.12
                                                 --------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                  0.02                  0.02                 (0.00)*
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                   1.45                 (2.07)                (0.02)
                                                 --------------------     -----------------     -----------------
        Total income (loss) from investment
          operations                                             1.47                 (2.05)                (0.02)
                                                 --------------------     -----------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                                        (0.02)                (0.01)                   --
                                                 --------------------     -----------------     -----------------
        Total distributions                                     (0.02)                (0.01)                   --
                                                 --------------------     -----------------     -----------------
Net asset value, end of period                   $               7.49     $            6.04     $            8.10
                                                 ====================     =================     =================
Total return                                                    24.42%               (25.29)%               (0.25)%(1)
Net assets, end of period (000's)                $                 39     $              39     $              10
Ratio of total expenses to average net assets                    1.35%                 1.34%                 1.34%(2)
Ratio of net investment income (loss) to
  average net assets                                             0.33%                 0.29%                (0.33)%(2)
Portfolio turnover rate                                        125.91%               105.62%                91.72%

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

(3) PRIOR TO MAY 1, 2003, THE PORTFOLIO WAS KNOWN AS THE ING MFS RESEARCH PORTFOLIO.

*   ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS I
                                                 ----------------------------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                DECEMBER 10, 2001
                                                                                                  (COMMENCEMENT
              ING OPCAP BALANCED                      YEAR ENDED             YEAR ENDED         OF OPERATIONS) TO
               VALUE PORTFOLIO                    DECEMBER 31, 2003       DECEMBER 31, 2002     DECEMBER 31, 2001
----------------------------------------------   --------------------     -----------------     -----------------
Net asset value, beginning of period             $               9.66     $           12.40     $           12.55
                                                 --------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                         0.10                  0.07                  0.00*
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                   2.84                 (2.68)                (0.15)
                                                 --------------------     -----------------     -----------------
        Total income (loss) from investment
          operations                                             2.94                 (2.61)                (0.15)
                                                 --------------------     -----------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                                        (0.28)                (0.01)                   --
   Net realized gain on sale of investments                        --                 (0.12)                   --
                                                 --------------------     -----------------     -----------------
        Total distributions                                     (0.28)                (0.13)                   --
                                                 --------------------     -----------------     -----------------
Net asset value, end of period                   $              12.32     $            9.66     $           12.40
                                                 ====================     =================     =================
Total return                                                    30.72%               (21.06)%               (1.20)%(1)
Net assets, end of period (000's)                $              1,064     $             196     $              10
Ratio of total expenses to average net assets                    1.00%                 1.00%                 1.00%(2)
Ratio of net investment income to average
  net assets                                                     1.12%                 2.11%                 0.67%(2)
Portfolio turnover rate                                        124.56%               133.43%                 7.53%(1)

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

*   ROUNDS TO LESS THAN $0.01.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS S
                                                 ----------------------------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                DECEMBER 10, 2001
                                                                                                  (COMMENCEMENT
              ING OPCAP BALANCED                      YEAR ENDED             YEAR ENDED         OF OPERATIONS) TO
               VALUE PORTFOLIO                    DECEMBER 31, 2003       DECEMBER 31, 2002     DECEMBER 31, 2001
----------------------------------------------   --------------------     -----------------     -----------------
Net asset value, beginning of period             $               9.64     $           12.40     $           12.55
                                                 --------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                         0.11                  0.23                  0.00*
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                   2.79                 (2.86)                (0.15)
                                                 --------------------     -----------------     -----------------
        Total income (loss) from investment
          operations                                             2.90                 (2.63)                (0.15)
                                                 --------------------     -----------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                                        (0.25)                (0.01)                   --
   Net realized gain on sale of investments                        --                 (0.12)                   --
                                                 --------------------     -----------------     -----------------
        Total distributions                                     (0.25)                (0.13)                   --
                                                 --------------------     -----------------     -----------------
Net asset value, end of period                   $              12.29     $            9.64     $           12.40
                                                 ====================     =================     =================
Total return                                                    30.32%               (21.23)%               (1.20)%(1)
Net assets, end of period (000's)                $            140,554     $         102,619     $         143,306
Ratio of total expenses to average net assets                    1.25%                 1.25%                 1.27%(2)
Ratio of net investment income to average
  net assets                                                     1.00%                 1.85%                 0.52%(2)
Portfolio turnover rate                                        124.56%               133.43%                 7.53%(1)

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

*   ROUNDS TO LESS THAN $0.01.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS ADV
                                                 ----------------------------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                DECEMBER 10, 2001
                                                                                                  (COMMENCEMENT
              ING OPCAP BALANCED                      YEAR ENDED             YEAR ENDED         OF OPERATIONS) TO
               VALUE PORTFOLIO                    DECEMBER 31, 2003       DECEMBER 31, 2002     DECEMBER 31, 2001
----------------------------------------------   --------------------     -----------------     -----------------
Net asset value, beginning of period             $               9.61     $           12.40     $           12.55
                                                 --------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                         0.09                  0.05                  0.00*
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                   2.77                 (2.71)                (0.15)
                                                 --------------------     -----------------     -----------------
        Total income (loss) from investment
          operations                                             2.86                 (2.66)                (0.15)
                                                 --------------------     -----------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                                        (0.26)                (0.01)                   --
   Net realized gain on sale of investments                        --                 (0.12)                   --
                                                 --------------------     -----------------     -----------------
        Total distributions                                     (0.26)                (0.13)                   --
                                                 --------------------     -----------------     -----------------
Net asset value, end of period                   $              12.21     $            9.61     $           12.40
                                                 ====================     =================     =================
Total return                                                    30.08%               (21.46)%               (1.20)%(1)
Net assets, end of period (000's)                $              2,665     $           1,756     $              10
Ratio of total expenses to average net assets                    1.50%                 1.50%                 1.50%(2)
Ratio of net investment income to average
  net assets                                                     0.74%                 1.40%                 0.21%(2)
Portfolio turnover rate                                        124.56%               133.43%                 7.53%(1)

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

*   ROUNDS TO LESS THAN $0.01.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                         CLASS I                                   CLASS S
                                            ----------------------------------        ---------------------------------
                                                                PERIOD FROM                              PERIOD FROM
                                                YEAR            MAY 1, 2002               YEAR           MAY 1, 2002
                                               ENDED           (COMMENCEMENT             ENDED          (COMMENCEMENT
                  ING PIMCO                 DECEMBER 31,     OF OPERATIONS) TO        DECEMBER 31,    OF OPERATIONS) TO
           TOTAL RETURN PORTFOLIO              2003(3)       DECEMBER 31, 2002           2003(3)      DECEMBER 31, 2002
-----------------------------------------   ------------     -----------------        ------------    -----------------
Net asset value, beginning of period        $      10.55     $           10.00        $      10.55    $           10.00
                                            ------------     -----------------        ------------    -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.29                  0.09                0.22                 0.14
   Net realized and change in unrealized
     gain on investments, foreign
     currency and forward foreign
     currency exchange contracts                    0.17                  0.73                0.21                 0.67
                                            ------------     -----------------        ------------    -----------------
        Total income from investment
          operations                                0.46                  0.82                0.43                 0.81
                                            ------------     -----------------        ------------    -----------------
LESS DISTRIBUTIONS:
   Net investment income                           (0.32)                (0.16)              (0.30)               (0.15)
   Net realized gain on sale of
     investments                                   (0.07)                (0.11)              (0.07)               (0.11)
                                            ------------     -----------------        ------------    -----------------
        Total distributions                        (0.39)                (0.27)              (0.37)               (0.26)
                                            ------------     -----------------        ------------    -----------------
Net asset value, end of period              $      10.62     $           10.55        $      10.61    $           10.55
                                            ============     =================        ============    =================
Total return                                        4.36%                 8.21%(1)            4.06%                8.07%(1)
Net assets, end of period (000's)           $     43,987     $           8,026        $     50,174    $          25,186
Ratio of total expenses to average net
   assets                                           0.85%                 0.85%(2)            1.10%                1.10%(2)
Ratio of net investment income to average
   net assets                                       2.67%                 2.99%(2)            2.07%                2.60%(2)
Portfolio turnover rate                           471.09%               419.33%(1)          471.09%              419.33%(1)

                                                        CLASS ADV
                                            ----------------------------------
                                                                PERIOD FROM
                                                YEAR            MAY 1, 2002
                                               ENDED           (COMMENCEMENT
                  ING PIMCO                 DECEMBER 31,     OF OPERATIONS) TO
           TOTAL RETURN PORTFOLIO              2003(3)       DECEMBER 31, 2002
-----------------------------------------   ------------     -----------------
Net asset value, beginning of period        $      10.53     $           10.00
                                            ------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.20                  0.07
   Net realized and change in unrealized
     gain on investments, foreign
     currency and forward foreign
     currency exchange contracts                    0.20                  0.72
                                            ------------     -----------------
        Total income from investment
          operations                                0.40                  0.79
                                            ------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                           (0.27)                (0.15)
   Net realized gain on sale of
     investments                                   (0.07)                (0.11)
                                            ------------     -----------------
        Total distributions                        (0.34)                (0.26)
                                            ------------     -----------------
Net asset value, end of period              $      10.59     $           10.53
                                            ============     =================
Total return                                        3.86%                 7.88%(1)
Net assets, end of period (000's)           $     10,388     $           4,880
Ratio of total expenses to average net
   assets                                           1.35%                 1.35%(2)
Ratio of net investment income to average
   net assets                                       1.84%                 2.40%(2)
Portfolio turnover rate                           471.09%               419.33%(1)


(1) NOT ANNUALIZED.

(2) ANNUALIZED.

(3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                CLASS I
                                                    ----------------------------------------------------------------
              ING SALOMON BROTHERS                       YEAR ENDED             YEAR ENDED            YEAR ENDED
           AGGRESSIVE GROWTH PORTFOLIO              DECEMBER 31, 2003(1)     DECEMBER 31, 2002     DECEMBER 31, 2001
-------------------------------------------------   --------------------     -----------------     -----------------
Net asset value, beginning of period                $              26.35     $           40.73     $           58.36
                                                    --------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                             (0.14)                (0.11)                (0.22)
   Net realized and change in unrealized
     gain (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                     10.20                (14.27)               (14.22)
                                                    --------------------     -----------------     -----------------
        Total income (loss) from investment
          operations                                               10.06                (14.38)               (14.44)
                                                    --------------------     -----------------     -----------------
LESS DISTRIBUTIONS:
   Net realized gain on sale of investments                           --                    --                 (3.19)
                                                    --------------------     -----------------     -----------------
        Total distributions                                           --                    --                 (3.19)
                                                    --------------------     -----------------     -----------------
Net asset value, end of period                      $              36.41     $           26.35     $           40.73
                                                    ====================     =================     =================
Total return                                                       38.18%               (35.31)%              (25.21)%
Net assets, end of period (000's)                   $            610,593     $         452,465     $         805,194
Ratio of total expenses to average net assets                       0.83%                 0.82%                 0.81%
Ratio of net investment loss to average
   net assets                                                      (0.46)%               (0.31)%               (0.48)%
Portfolio turnover rate                                             0.28%               174.11%               159.72%

                                                                    CLASS I
                                                    ---------------------------------------
              ING SALOMON BROTHERS                     YEAR ENDED            YEAR ENDED
           AGGRESSIVE GROWTH PORTFOLIO              DECEMBER 31, 2000     DECEMBER 31, 1999
-------------------------------------------------   -----------------     -----------------
Net asset value, beginning of period                $           82.83     $           55.44
                                                    -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                          (0.53)                (0.43)
   Net realized and change in unrealized
     gain (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                 (23.10)                28.46
                                                    -----------------     -----------------
        Total income (loss) from investment
          operations                                           (23.63)                28.03
                                                    -----------------     -----------------
LESS DISTRIBUTIONS:
   Net realized gain on sale of investments                     (0.84)                (0.64)
                                                    -----------------     -----------------
        Total distributions                                     (0.84)                (0.64)
                                                    -----------------     -----------------
Net asset value, end of period                      $           58.36     $           82.83
                                                    =================     =================
Total return                                                   (28.78)%               50.88%
Net assets, end of period (000's)                   $       1,116,966     $       1,532,002
Ratio of total expenses to average net assets                    0.79%                 0.80%
Ratio of net investment loss to average
   net assets                                                   (0.68)%               (0.70)%
Portfolio turnover rate                                         13.28%                 9.97%


(1) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS S
                                                 ----------------------------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                DECEMBER 10, 2001
                                                                                                  (COMMENCEMENT
             ING SALOMON BROTHERS                     YEAR ENDED             YEAR ENDED         OF OPERATIONS) TO
         AGGRESSIVE GROWTH PORTFOLIO             DECEMBER 31, 2003(3)     DECEMBER 31, 2002     DECEMBER 31, 2001
----------------------------------------------   --------------------     -----------------     -----------------
Net asset value, beginning of period             $              26.28     $           40.72     $           41.09
                                                 --------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                          (0.28)                (0.18)                (0.01)
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                  10.23                (14.26)                (0.36)
                                                 --------------------     -----------------     -----------------
        Total income (loss) from investment
          operations                                             9.95                (14.44)                (0.37)
                                                 --------------------     -----------------     -----------------
Net asset value, end of period                   $              36.23     $           26.28     $           40.72
                                                 ====================     =================     =================
Total return                                                    37.86%               (35.46)%               (0.90)%(1)
Net assets, end of period (000's)                $             13,970     $               7     $              10
Ratio of total expenses to average net assets                    1.12%                 1.07%                 1.04%(2)
Ratio of net investment loss to average
  net assets                                                    (0.82)%               (0.57)%               (0.50)%(2)
Portfolio turnover rate                                          0.28%               174.11%               159.72%

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

(3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS ADV
                                                 ----------------------------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                DECEMBER 10, 2001
                                                                                                  (COMMENCEMENT
             ING SALOMON BROTHERS                     YEAR ENDED             YEAR ENDED         OF OPERATIONS) TO
         AGGRESSIVE GROWTH PORTFOLIO             DECEMBER 31, 2003(3)     DECEMBER 31, 2002     DECEMBER 31, 2001
----------------------------------------------   --------------------     -----------------     -----------------
Net asset value, beginning of period             $              26.22     $           40.71     $           41.09
                                                 --------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                          (0.28)                (0.25)                (0.02)
   Net realized and change in unrealized gain
   (loss) on investments, foreign currency and
   forward foreign currency exchange contracts                  10.10                (14.24)                (0.36)
                                                 --------------------     -----------------     -----------------
        Total income (loss) from investment
          operations                                             9.82                (14.49)                (0.38)
                                                 --------------------     -----------------     -----------------
Net asset value, end of period                   $              36.04     $           26.22     $           40.71
                                                 ====================     =================     =================
Total return                                                    37.45%               (35.59)%               (0.92)%(1)
Net assets, end of period (000's)                $              1,014     $             489     $              10
Ratio of total expenses to average net assets                    1.33%                 1.32%                 1.29%(2)
Ratio of net investment loss to average
  net assets                                                    (0.88)%               (0.76)%               (0.66)%(2)
Portfolio turnover rate                                          0.28%               174.11%               159.72%

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

(3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                               CLASS I
                                                 -------------------------------------------------------------------
                                                                                                      PERIOD FROM
                                                                                                   DECEMBER 10, 2001
                                                                                                     (COMMENCEMENT
             ING SALOMON BROTHERS                      YEAR ENDED               YEAR ENDED         OF OPERATIONS) TO
         FUNDAMENTAL VALUE PORTFOLIO             DECEMBER 31, 2003(3)(4)     DECEMBER 31, 2002     DECEMBER 31, 2001
----------------------------------------------   -----------------------     -----------------     -----------------
Net asset value, beginning of period             $                 12.00     $           16.01     $           15.86
                                                 -----------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                    (0.03)                 0.10                  0.01
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                      4.92                 (4.01)                 0.14
                                                 -----------------------     -----------------     -----------------
        Total income (loss) from investment
          operations                                                4.89                 (3.91)                 0.15
                                                 -----------------------     -----------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                                           (0.25)                (0.01)                   --
   Net realized gain on sale of investments                           --                 (0.09)                   --
                                                 -----------------------     -----------------     -----------------
        Total distributions                                        (0.25)                (0.10)                   --
                                                 -----------------------     -----------------     -----------------
Net asset value, end of period                   $                 16.64     $           12.00     $           16.01
                                                 =======================     =================     =================
Total return                                                       41.06%               (24.42)%                0.95%(1)
Net assets, end of period (000's)                $                 2,102     $              62     $              10
Ratio of total expenses to average
  net assets                                                        1.10%                 1.10%                 1.10%(2)
Ratio of net investment income (loss) to
  average net assets                                               (0.21)%                2.13%                 1.00%(2)
Portfolio turnover rate                                           105.09%               114.27%                 3.84%(1)

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

(3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.

(4) PRIOR TO MAY 1, 2003 THE PORTFOLIO WAS KNOWN AS THE ING SALOMON BROTHERS CAPITAL PORTFOLIO.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                               CLASS S
                                                 -------------------------------------------------------------------
                                                                                                      PERIOD FROM
                                                                                                   DECEMBER 10, 2001
                                                                                                     (COMMENCEMENT
             ING SALOMON BROTHERS                      YEAR ENDED               YEAR ENDED         OF OPERATIONS) TO
         FUNDAMENTAL VALUE PORTFOLIO             DECEMBER 31, 2003(3)(4)     DECEMBER 31, 2002     DECEMBER 31, 2001
----------------------------------------------   -----------------------     -----------------     -----------------
Net asset value, beginning of period             $                 11.97     $           16.01     $           15.86
                                                 -----------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                    (0.02)                 0.21                  0.01
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                      4.86                 (4.15)                 0.14
                                                 -----------------------     -----------------     -----------------
        Total income (loss) from investment
          operations                                                4.84                 (3.94)                 0.15
                                                 -----------------------     -----------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                                           (0.22)                (0.01)                   --
   Net realized gain on sale of investments                           --                 (0.09)                   --
                                                 -----------------------     -----------------     -----------------
        Total distributions                                        (0.22)                (0.10)                   --
                                                 -----------------------     -----------------     -----------------
Net asset value, end of period                   $                 16.59     $           11.97     $           16.01
                                                 =======================     =================     =================
Total return                                                       40.68%               (24.62)%                0.95%(1)
Net assets, end of period (000's)                $                56,159     $          34,833     $          40,370
Ratio of total expenses to average net assets                       1.35%                 1.35%                 1.35%(2)
Ratio of net investment income (loss) to
  average net assets                                               (0.17)%                1.48%                 0.87%(2)
Portfolio turnover rate                                           105.09%               114.27%                 3.84%(1)

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

(3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.

(4) PRIOR TO MAY 1, 2003, THE PORTFOLIO WAS KNOWN AS THE ING SALOMON BROTHERS CAPITAL PORTFOLIO.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                              CLASS ADV
                                                 -------------------------------------------------------------------
                                                                                                      PERIOD FROM
                                                                                                   DECEMBER 10, 2001
                                                                                                     (COMMENCEMENT
             ING SALOMON BROTHERS                       YEAR ENDED              YEAR ENDED         OF OPERATIONS) TO
          FUNDAMENTAL VALUE PORTFOLIO            DECEMBER 31, 2003(3)(4)     DECEMBER 31, 2002     DECEMBER 31, 2001
----------------------------------------------   -----------------------     -----------------     -----------------
Net asset value, beginning of period             $                 11.94     $           16.01     $           15.86
                                                 -----------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                    (0.07)                 0.06                  0.00*
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                      4.85                 (4.03)                 0.15
                                                 -----------------------     -----------------     -----------------
        Total income (loss) from investment
          operations                                                4.78                 (3.97)                 0.15
                                                 -----------------------     -----------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                                           (0.25)                (0.01)                   --
   Net realized gain on sale of investments                           --                 (0.09)                   --
                                                 -----------------------     -----------------     -----------------
        Total distributions                                        (0.25)                (0.10)                   --
                                                 -----------------------     -----------------     -----------------
Net asset value, end of period                   $                 16.47     $           11.94     $           16.01
                                                 =======================     =================     =================
Total return                                                       40.31%               (24.79)%                0.95%(1)
Net assets, end of period (000's)                $                 3,299     $             535     $              10
Ratio of total expenses to average net assets                       1.60%                 1.60%                 1.60%(2)
Ratio of net investment income (loss) to
  average net assets                                               (0.51)%                1.79%                 0.50%(2)
Portfolio turnover rate                                           105.09%               114.27%                 3.84%(1)

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

(3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.

(4) PRIOR TO MAY 1, 2003, THE PORTFOLIO WAS KNOWN AS THE ING SALOMON BROTHERS CAPITAL PORTFOLIO.

*   ROUNDS TO LESS THAN $0.01.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS I
                                                 ----------------------------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                DECEMBER 10, 2001
                                                                                                  (COMMENCEMENT
             ING SALOMON BROTHERS                     YEAR ENDED             YEAR ENDED         OF OPERATIONS) TO
          INVESTORS VALUE PORTFOLIO               DECEMBER 31, 2003       DECEMBER 31, 2002     DECEMBER 31, 2001
----------------------------------------------   --------------------     -----------------     -----------------
Net asset value, beginning of period             $               9.97     $           12.90     $           12.92
                                                 --------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                         0.06                  0.03                  0.01
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                   3.09                 (2.94)                (0.03)
                                                 --------------------     -----------------     -----------------
        Total income (loss) from investment
          operations                                             3.15                 (2.91)                (0.02)
                                                 --------------------     -----------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                                        (0.09)                (0.01)                   --
   Net realized gain on sale of investments                        --                 (0.01)                   --
                                                 --------------------     -----------------     -----------------
        Total distributions                                     (0.09)                (0.02)                   --
                                                 --------------------     -----------------     -----------------
Net asset value, end of period                   $              13.03     $            9.97     $           12.90
                                                 ====================     =================     =================
Total return                                                    31.74%               (22.59)%               (0.15)%(1)
Net assets, end of period (000's)                $              1,077     $              35     $              10
Ratio of total expenses to average net assets                    1.00%                 1.00%                 1.00%(2)
Ratio of net investment income to average
  net assets                                                     1.20%                 0.98%                 0.83%(2)
Portfolio turnover rate                                         37.69%                46.66%                 1.02%(1)

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS S
                                                 ----------------------------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                DECEMBER 10, 2001
                                                                                                  (COMMENCEMENT
             ING SALOMON BROTHERS                     YEAR ENDED             YEAR ENDED         OF OPERATIONS) TO
          INVESTORS VALUE PORTFOLIO               DECEMBER 31, 2003       DECEMBER 31, 2002     DECEMBER 31, 2001
----------------------------------------------   --------------------     -----------------     -----------------
Net asset value, beginning of period             $               9.94     $           12.89     $           12.92
                                                 --------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                         0.11                  0.07                  0.00*
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                   3.00                 (3.01)                (0.03)
                                                 --------------------     -----------------     -----------------
        Total income (loss) from investment
          operations                                             3.11                 (2.94)                (0.03)
                                                 --------------------     -----------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                                        (0.07)                (0.00)+                  --
   Net realized gain on sale of investments                        --                 (0.01)                   --
                                                 --------------------     -----------------     -----------------
        Total distributions                                     (0.07)                (0.01)                   --
                                                 --------------------     -----------------     -----------------
Net asset value, end of period                   $              12.98     $            9.94     $           12.89
                                                 ====================     =================     =================
Total return                                                    31.34%               (22.84)%               (0.23)%(1)
Net assets, end of period (000's)                $             63,547     $          46,345     $          50,415
Ratio of total expenses to average net assets                    1.25%                 1.25%                 1.25%(2)
Ratio of net investment income to average
  net assets                                                     1.00%                 0.70%                 0.58%(2)
Portfolio turnover rate                                         37.69%                46.66%                 1.02%(1)

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

*   ROUNDS TO LESS THAN $0.01.

+   ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS ADV
                                                 ----------------------------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                DECEMBER 10, 2001
                                                                                                  (COMMENCEMENT
             ING SALOMON BROTHERS                     YEAR ENDED             YEAR ENDED         OF OPERATIONS) TO
          INVESTORS VALUE PORTFOLIO               DECEMBER 31, 2003       DECEMBER 31, 2002     DECEMBER 31, 2001
----------------------------------------------   --------------------     -----------------     -----------------
Net asset value, beginning of period             $               9.90     $           12.89     $           12.92
                                                 --------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                         0.08                  0.03                  0.00*
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                   2.99                 (3.00)                (0.03)
                                                 --------------------     -----------------     -----------------
        Total income (loss) from investment
          operations                                             3.07                 (2.97)                (0.03)
                                                 --------------------     -----------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                                        (0.08)                (0.01)                   --
   Net realized gain on sale of investments                        --                 (0.01)                   --
                                                 --------------------     -----------------     -----------------
        Total distributions                                     (0.08)                (0.02)                   --
                                                 --------------------     -----------------     -----------------
Net asset value, end of period                   $              12.89     $            9.90     $           12.89
                                                 ====================     =================     =================
Total return                                                    31.13%               (23.08)%               (0.23)%(1)
Net assets, end of period (000's)                $              7,313     $           5,197     $              10
Ratio of total expenses to average net assets                    1.50%                 1.50%                 1.50%(2)
Ratio of net investment income to average
  net assets                                                     0.75%                 0.99%                 0.41%(2)
Portfolio turnover rate                                         37.69%                46.66%                 1.02%(1)

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

*   ROUNDS TO LESS THAN $0.01.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                              CLASS I
                                                    ------------------------------------------------------------
                ING T. ROWE PRICE                       YEAR ENDED           YEAR ENDED            YEAR ENDED
             GROWTH EQUITY PORTFOLIO                DECEMBER 31, 2003   DECEMBER 31, 2002(1)   DECEMBER 31, 2001
-------------------------------------------------   -----------------   --------------------   -----------------
Net asset value, beginning of period                $           34.69   $              45.32   $           60.44
                                                    -----------------   --------------------   -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                         0.09                   0.08                0.09
   Net realized and change in unrealized
     gain (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                  10.63                 (10.63)              (6.23)
                                                    -----------------   --------------------   -----------------
        Total income (loss) from investment
          operations                                            10.72                 (10.55)              (6.14)
                                                    -----------------   --------------------   -----------------
LESS DISTRIBUTIONS:
   Net investment income                                        (0.06)                 (0.08)              (0.07)
   Net realized gain on sale of investments                        --                     --               (8.91)
                                                    -----------------   --------------------   -----------------
        Total distributions                                     (0.06)                 (0.08)              (8.98)
                                                    -----------------   --------------------   -----------------
Net asset value, end of period                      $           45.35   $              34.69   $           45.32
                                                    =================   ====================   =================
Total return                                                    30.93%                (23.29)%            (10.21)%
Net assets, end of period (000's)                   $         669,956   $            429,634   $         592,879
Ratio of total expenses to average net assets                    0.75%                  0.75%               0.75%
Ratio of net investment income to average
   net assets                                                    0.30%                  0.21%               0.20%
Portfolio turnover rate                                         34.01%                 49.23%              64.81%

                                                                     CLASS I
                                                    -------------------------------------
                ING T. ROWE PRICE                       YEAR ENDED          YEAR ENDED
             GROWTH EQUITY PORTFOLIO                DECEMBER 31, 2000   DECEMBER 31, 1999
-------------------------------------------------   -----------------   -----------------
Net asset value, beginning of period                $           66.00   $           55.31
                                                    -----------------   -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                         0.10                0.15
   Net realized and change in unrealized
     gain (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                   0.30               11.99
                                                    -----------------   -----------------
        Total income (loss) from investment
          operations                                             0.40               12.14
                                                    -----------------   -----------------
LESS DISTRIBUTIONS:
   Net investment income                                        (0.18)              (0.26)
   Net realized gain on sale of investments                     (5.78)              (1.19)
                                                    -----------------   -----------------
        Total distributions                                     (5.96)              (1.45)
                                                    -----------------   -----------------
Net asset value, end of period                      $           60.44   $           66.00
                                                    =================   =================
Total return                                                    (0.04)%             22.32%
Net assets, end of period (000's)                   $         687,940   $         703,454
Ratio of total expenses to average net assets                    0.75%               0.75%
Ratio of net investment income to average
   net assets                                                    0.15%               0.30%
Portfolio turnover rate                                         74.61%              53.40%

(1) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS S
                                                 ----------------------------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                DECEMBER 10, 2001
                                                                                                  (COMMENCEMENT
              ING T. ROWE PRICE                       YEAR ENDED             YEAR ENDED         OF OPERATIONS) TO
           GROWTH EQUITY PORTFOLIO                DECEMBER 31, 2003     DECEMBER 31, 2002(3)    DECEMBER 31, 2001
----------------------------------------------   --------------------   --------------------    -----------------
Net asset value, beginning of period             $              34.59   $              45.31    $           45.44
                                                 --------------------   --------------------    -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                         0.06                   0.03                 0.00*
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                  10.52                 (10.67)               (0.13)
                                                 --------------------   --------------------    -----------------
        Total income (loss) from investment
          operations                                            10.58                 (10.64)               (0.13)
                                                 --------------------   --------------------    -----------------
LESS DISTRIBUTIONS:
   Net investment income                                        (0.05)                 (0.08)                  --
                                                 --------------------   --------------------    -----------------
        Total distributions                                     (0.05)                 (0.08)                  --
                                                 --------------------   --------------------    -----------------
Net asset value, end of period                   $              45.12   $              34.59    $           45.31
                                                 ====================   ====================    =================
Total return                                                    30.58%                (23.50)%              (0.29)%(1)
Net assets, end of period (000's)                $              8,251   $              1,530    $              10
Ratio of total expenses to average net assets                    1.00%                  1.00%                1.00%(2)
Ratio of net investment income to average
  net assets                                                     0.04%                  0.09%                0.17%(2)
Portfolio turnover rate                                         34.01%                 49.23%               64.81%

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

(3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.

* ROUNDS TO LESS THAN $0.01.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS ADV
                                                 ----------------------------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                DECEMBER 10, 2001
                                                                                                  (COMMENCEMENT
              ING T. ROWE PRICE                      YEAR ENDED             YEAR ENDED          OF OPERATIONS) TO
           GROWTH EQUITY PORTFOLIO               DECEMBER 31, 2003     DECEMBER 31, 2002(3)     DECEMBER 31, 2001
----------------------------------------------   ------------------    --------------------     -----------------
Net asset value, beginning of period             $            34.50    $              45.30     $           45.44
                                                 ------------------    --------------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                        (0.01)                  (0.06)                (0.00)+
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                10.44                  (10.66)                (0.14)
                                                 ------------------    --------------------     -----------------
        Total income (loss) from investment
          operations                                          10.43                  (10.72)                (0.14)
                                                 ------------------    --------------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                                      (0.04)                  (0.08)                   --
                                                 ------------------    --------------------     -----------------
        Total distributions                                   (0.04)                  (0.08)                   --
                                                 ------------------    --------------------     -----------------
Net asset value, end of period                   $            44.89    $              34.50     $           45.30
                                                 ==================    ====================     =================
Total return                                                  30.27%                 (23.70)%               (0.31)%(1)
Net assets, end of period (000's)                $           60,182    $             13,601     $              10
Ratio of total expenses to average net assets                  1.25%                   1.25%                 1.25%(2)
Ratio of net investment loss to average
  net assets                                                  (0.24)%                 (0.18)%               (0.00)%(2)#
Portfolio turnover rate                                       34.01%                  49.23%                64.81%

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

(3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.

+   ROUNDS TO LESS THAN $(0.01).

#   ROUNDS TO LESS THAN (0.01)%.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS I
                                                 ----------------------------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                DECEMBER 10, 2001
                                                                                                  (COMMENCEMENT
               ING UBS TACTICAL                       YEAR ENDED             YEAR ENDED         OF OPERATIONS) TO
          ASSET ALLOCATION PORTFOLIO              DECEMBER 31, 2003       DECEMBER 31, 2002     DECEMBER 31, 2001
----------------------------------------------   --------------------     -----------------     -----------------
Net asset value, beginning of period             $              23.94     $           31.14     $           31.41
                                                 --------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                         0.14                  0.07                  0.00*
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                   6.40                 (7.22)                (0.27)
                                                 --------------------     -----------------     -----------------
        Total income (loss) from investment
          operations                                             6.54                 (7.15)                (0.27)
                                                 --------------------     -----------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                                        (0.13)                (0.00)+                  --
   Net realized gain on sale of investments                        --                 (0.05)                   --
                                                 --------------------     -----------------     -----------------
        Total distributions                                     (0.13)                (0.05)                   --
                                                 --------------------     -----------------     -----------------
Net asset value, end of period                   $              30.35     $           23.94     $           31.14
                                                 ====================     =================     =================
Total return                                                    27.37%               (22.92)%               (0.86)%(1)
Net assets, end of period (000's)                $              2,883     $           1,378     $              10
Ratio of total expenses to average net assets                    1.10%                 1.10%                 1.10%(2)
Ratio of net investment income to average
  net assets                                                     0.72%                 0.73%                 0.17%(2)
Portfolio turnover rate                                         16.74%                14.92%                 4.82%(1)

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

*   ROUNDS TO LESS THAN $0.01.

+   ROUNDS TO LESS THAN $(0.01).

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS S
                                                 ----------------------------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                DECEMBER 10, 2001
                                                                                                  (COMMENCEMENT
               ING UBS TACTICAL                       YEAR ENDED             YEAR ENDED         OF OPERATIONS) TO
          ASSET ALLOCATION PORTFOLIO              DECEMBER 31, 2003       DECEMBER 31, 2002     DECEMBER 31, 2001
----------------------------------------------   --------------------     -----------------     -----------------
Net asset value, beginning of period             $              23.88     $           31.14     $           31.41
                                                 --------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                         0.12                  0.07                  0.00*
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                   6.33                 (7.28)                (0.27)
                                                 --------------------     -----------------     -----------------
        Total income (loss) from investment
          operations                                             6.45                 (7.21)                (0.27)
                                                 --------------------     -----------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                                        (0.06)                (0.00)+                  --
   Net realized gain on sale of investments                        --                 (0.05)                   --
                                                 --------------------     -----------------     -----------------
        Total distributions                                     (0.06)                (0.05)                   --
                                                 --------------------     -----------------     -----------------
Net asset value, end of period                   $              30.27     $           23.88     $           31.14
                                                 ====================     =================     =================
Total return                                                    27.04%               (23.13)%               (0.86)%(1)
Net assets, end of period (000's)                $             17,744     $          13,685     $          13,660
Ratio of total expenses to average net assets                    1.35%                 1.35%                 1.34%(2)
Ratio of net investment income to average
  net assets                                                     0.46%                 0.27%                 0.04%(2)
Portfolio turnover rate                                         16.74%                14.92%                 4.82%(1)

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

*   ROUNDS TO LESS THAN $0.01.

+   ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS ADV
                                                 ----------------------------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                DECEMBER 10, 2001
                                                                                                  (COMMENCEMENT
               ING UBS TACTICAL                       YEAR ENDED              YEAR ENDED        OF OPERATIONS) TO
          ASSET ALLOCATION PORTFOLIO              DECEMBER 31, 2003       DECEMBER 31, 2002     DECEMBER 31, 2001
----------------------------------------------   --------------------     -----------------     -----------------
Net asset value, beginning of period             $              23.81     $           31.13     $           31.41
                                                 --------------------     -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                  0.06                  0.02                 (0.00)+
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency
     and forward foreign currency exchange
     contracts                                                   6.30                 (7.29)                (0.28)
                                                 --------------------     -----------------     -----------------
        Total income (loss) from investment
          operations                                             6.36                 (7.27)                (0.28)
                                                 --------------------     -----------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                                        (0.10)                   --                    --
   Net realized gain on sale of investments                        --                 (0.05)                   --
                                                 --------------------     -----------------     -----------------
        Total distributions                                     (0.10)                (0.05)                   --
                                                 --------------------     -----------------     -----------------
Net asset value, end of period                   $              30.07     $           23.81     $           31.13
                                                 ====================     =================     =================
Total return                                                    26.76%               (23.35)%               (0.89)%(1)
Net assets, end of period (000's)                $                123     $              22     $              10
Ratio of total expenses to average net assets                    1.60%                 1.60%                 1.60%(2)
Ratio of net investment income (loss) to
  average net assets                                             0.22%                 0.09%                (0.17)%(2)
Portfolio turnover rate                                         16.74%                14.92%                 4.82%(1)

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

+   ROUNDS TO LESS THAN $(0.01).

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                         CLASS I                                   CLASS S
                                            ----------------------------------        ---------------------------------
                                                                PERIOD FROM                               PERIOD FROM
                                                YEAR            MAY 1, 2002               YEAR            MAY 1, 2002
                                               ENDED           (COMMENCEMENT             ENDED           (COMMENCEMENT
             ING VAN KAMPEN                 DECEMBER 31,     OF OPERATIONS) TO        DECEMBER 31,     OF OPERATIONS) TO
           COMSTOCK PORTFOLIO                   2003         DECEMBER 31, 2002            2003         DECEMBER 31, 2002
-----------------------------------------   ------------     -----------------        ------------    -----------------
Net asset value, beginning of period        $       8.35     $           10.00        $       8.34     $           10.00
                                            ------------     -----------------        ------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.09                  0.04                0.05                  0.05
   Net realized and change in unrealized
     gain (loss) on investments, foreign
     currency and forward foreign
     currency exchange contracts                    2.41                 (1.64)               2.42                 (1.67)
                                            ------------     -----------------        ------------     -----------------
        Total income (loss) from
          investment operations                     2.50                 (1.60)               2.47                 (1.62)
                                            ------------     -----------------        ------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                           (0.08)                (0.05)              (0.06)                (0.04)
   Net realized gain on sale of
     investments                                   (0.17)                   --               (0.17)                   --
                                            ------------     -----------------        ------------     -----------------
        Total distributions                        (0.25)                (0.05)              (0.23)                (0.04)
                                            ------------     -----------------        ------------     -----------------
Net asset value, end of period              $      10.60     $            8.35        $      10.58     $            8.34
                                            ============     =================        ============     =================
Total return                                       29.92%               (16.01)%(1)          29.67%               (16.22)%(1)
Net assets, end of period (000's)           $     33,398     $           3,874        $    139,236     $          12,723
Ratio of total expenses to average
   net assets                                       0.95%                 0.95%(2)            1.20%                 1.20%(2)
Ratio of net investment income to average
   net assets                                       1.28%                 1.70%(2)            1.06%                 1.23%(2)
Portfolio turnover rate                            31.53%                46.52%(1)           31.53%                46.52%(1)

                                                        CLASS ADV
                                            ----------------------------------
                                                                PERIOD FROM
                                                YEAR            MAY 1, 2002
                                               ENDED           (COMMENCEMENT
             ING VAN KAMPEN                 DECEMBER 31,     OF OPERATIONS) TO
           COMSTOCK PORTFOLIO                   2003         DECEMBER 31, 2002
-----------------------------------------   ------------     -----------------
Net asset value, beginning of period        $       8.32     $           10.00
                                            ------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.07                  0.01
   Net realized and change in unrealized
     gain (loss) on investments, foreign
     currency and forward foreign
     currency exchange contracts                    2.37                 (1.65)
                                            ------------     -----------------
        Total income (loss) from
          investment operations                     2.44                 (1.64)
                                            ------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                           (0.04)                (0.04)
   Net realized gain on sale of
     investments                                   (0.17)                   --
                                            ------------     -----------------
        Total distributions                        (0.21)                (0.04)
                                            ------------     -----------------
Net asset value, end of period              $      10.55     $            8.32
                                            ============     =================
Total return                                       29.34%               (16.36)%(1)
Net assets, end of period (000's)           $      8,556     $           3,699
Ratio of total expenses to average
   net assets                                       1.45%                 1.45%(2)
Ratio of net investment income to average
   net assets                                       0.77%                 1.75%(2)
Portfolio turnover rate                            31.53%                46.52%(1)

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

See Notes to Financial Statements.

ING ALGER AGGRESSIVE GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
COMMON STOCKS (99.6%)
AEROSPACE & DEFENSE (1.6%)
L-3 Communications Holdings, Inc.*                                52,740   $     2,708,726
                                                                           ---------------
APPAREL RETAILERS (1.1%)
Pacific Sunwear Of California, Inc.*                              94,100         1,987,392
                                                                           ---------------
BUSINESS MACHINES (0.3%)
Maxtor Corp.*                                                     54,700           607,170
                                                                           ---------------
BUSINESS SERVICES (4.6%)
Fair Isaac Corp.                                                  52,200         2,566,152
Monster Worldwide, Inc.*                                          75,000         1,647,000
Visx, Inc.*                                                      163,700         3,789,655
                                                                           ---------------
                                                                                 8,002,807
                                                                           ---------------
CAPITAL EQUIPMENT (2.0%)
Rockwell Automation, Inc.                                         96,200         3,424,720
                                                                           ---------------
COMMERCIAL SERVICES (1.4%)
Alliance Data Systems Corp.*                                      29,100           805,488
Corinthian Colleges, Inc.*                                        16,550           919,518
Service Corp., International*                                    126,900           683,991
                                                                           ---------------
                                                                                 2,408,997
                                                                           ---------------
COMPUTER SOFTWARE & PROCESSING (9.5%)
GTECH Holdings Corp.                                               8,600           425,614
i2 Technologies, Inc.*                                           997,600         1,626,088
PalmSource, Inc.*                                                 73,128         1,593,459
PeopleSoft, Inc.*                                                210,600         4,801,680
SINA Corp. (Cayman Islands)*                                     103,400         3,489,750
Synopsys, Inc.*                                                  130,500         4,405,680
                                                                           ---------------
                                                                                16,342,271
                                                                           ---------------
COMPUTERS & INFORMATION (2.5%)
PalmOne, Inc.*                                                   361,700         4,249,975
                                                                           ---------------
CONSUMER GOODS AND SERVICES (1.0%)
Fossil, Inc.*                                                     60,200         1,686,202
                                                                           ---------------
ELECTRONIC COMPONENTS (2.0%)
Rambus, Inc.*                                                     65,300         2,004,710
Xilinx, Inc.*                                                     39,700         1,537,978
                                                                           ---------------
                                                                                 3,542,688
                                                                           ---------------
ELECTRONICS (12.8%)
Altera Corp.*                                                    135,750         3,081,525
Cree, Inc.*                                                      173,700         3,072,753
Cypress Semiconductor Corp.*                                      57,300         1,223,928
Gemstar-TV Guide International, Inc.*                            325,700         1,644,785
Novellus Systems, Inc.*                                           99,150         4,169,257
Skyworks Solutions, Inc.*                                        340,500         2,962,350
Teradyne, Inc.*                                                  164,250   $     4,180,162
Thermo Electron Corp.*                                            72,900         1,837,080
                                                                           ---------------
                                                                                22,171,840
                                                                           ---------------
ENTERTAINMENT (0.9%)
MGM Mirage, Inc.*                                                 39,400         1,481,834
                                                                           ---------------
ENTERTAINMENT & LEISURE (3.0%)
Alliance Gaming Corp.*                                            43,900         1,082,135
International Speedway Corp., Class A                             33,300         1,487,178
Multimedia Games, Inc.*                                           64,100         2,634,510
                                                                           ---------------
                                                                                 5,203,823
                                                                           ---------------
FINANCIAL SERVICES (5.2%)
Affiliated Managers Group, Inc.*                                  55,989         3,896,275
E*Trade Financial Corp.*                                         398,650         5,042,922
                                                                           ---------------
                                                                                 8,939,197
                                                                           ---------------
FOOD RETAILERS (0.3%)
Starbucks Corp.*                                                  15,550           514,083
                                                                           ---------------
HEALTH CARE PROVIDERS & SERVICES (4.4%)
Health Management Associates,
  Inc., Class A                                                   51,750         1,242,000
Laboratory Corp. of America Holdings*                             40,400         1,492,780
Omnicare, Inc.                                                    70,150         2,833,358
PacifiCare Health Systems, Inc., Class A*                         30,100         2,034,760
                                                                           ---------------
                                                                                 7,602,898
                                                                           ---------------
HEAVY MACHINERY (5.3%)
Dover Corp.                                                       65,300         2,595,675
Tractor Supply Co.*                                              110,550         4,299,290
W.W. Grainger, Inc.                                               48,155         2,282,065
                                                                           ---------------
                                                                                 9,177,030
                                                                           ---------------
INSURANCE (1.8%)
China Life Insurance Co ADR (China)*                               1,600            52,752
MGIC Investment Corp.                                              7,800           444,132
Willis Group Holdings Ltd.                                        76,450         2,604,652
                                                                           ---------------
                                                                                 3,101,536
                                                                           ---------------
MEDIA--BROADCASTING & PUBLISHING (4.5%)
Entercom Communications Corp.*                                    36,410         1,928,274
XM Satellite Radio Holdings, Inc.*                               221,800         5,846,648
                                                                           ---------------
                                                                                 7,774,922
                                                                           ---------------
MEDICAL AND HEALTH PRODUCTS (6.0%)
Gen-Probe, Inc.*                                                  68,500         2,498,195
Invitrogen Corp.*                                                 25,800         1,806,000

                                              See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
MEDICAL AND HEALTH PRODUCTS (CONTINUED)
Quest Diagnostics, Inc.*                                          50,100   $     3,662,811
Varian Medical Systems, Inc.*                                     34,700         2,397,770
                                                                           ---------------
                                                                                10,364,776
                                                                           ---------------
METALS (0.1%)
International Steel Group, Inc.*                                   2,400            93,480
                                                                           ---------------
OIL & GAS (5.3%)
Cooper Cameron Corp.*                                            110,575         5,152,795
EOG Resources, Inc.                                               85,400         3,942,918
                                                                           ---------------
                                                                                 9,095,713
                                                                           ---------------
PHARMACEUTICALS (8.4%)
Allergan, Inc.                                                    22,500         1,728,225
Celgene Corp.*                                                    57,200         2,575,144
Medco Health Solutions, Inc.*                                     71,500         2,430,285
Millennium Pharmaceuticals, Inc.*                                213,050         3,977,644
Watson Pharmaceuticals, Inc.*                                     82,800         3,808,800
                                                                           ---------------
                                                                                14,520,098
                                                                           ---------------
RESTAURANTS AND LODGING (1.9%)
Hilton Hotels Corp.                                              193,800         3,319,794
                                                                           ---------------
RETAILERS (6.6%)
Advanced Auto Parts, Inc.*                                        21,350         1,737,891
AnnTaylor Stores Corp.*                                           20,400           795,600
Best Buy Co., Inc.                                                24,150         1,261,596
Hot Topic, Inc.*                                                  25,700           757,122
NetFlix, Inc.*                                                   125,175         6,845,821
                                                                           ---------------
                                                                                11,398,030
                                                                           ---------------
TELECOM--WIRELESS (1.1%)
SpectraSite, Inc.*                                                56,100         1,949,475
                                                                           ---------------
TELECOMMUNICATIONS (4.4%)
Advanced Fibre Communications, Inc.*                              34,300           691,145
Amdocs Ltd.*                                                      68,850         1,547,748
CIENA Corp.*                                                     236,800         1,572,352
Comverse Technology, Inc.*                                       125,100         2,200,509
Scientific-Atlanta, Inc.                                          60,400         1,648,920
                                                                           ---------------
                                                                                 7,660,674
                                                                           ---------------
TRANSPORTATION (1.6%)
Yellow Roadway Corp.*                                             76,000         2,748,920
                                                                           ---------------
TOTAL COMMON STOCKS (COST $149,480,437)                                        172,079,071
                                                                           ---------------

                                                            PRINCIPAL          MARKET
                                                             AMOUNT            VALUE
                                                         ---------------   ---------------
SHORT-TERM INVESTMENTS (27.5%)
SECURITY LENDING COLLATERAL (27.5%)
Bank of Montreal, Eurodollar Term,
  1.060%, 01/15/04                                       $       488,366   $       488,366
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/03/04                                             4,999,352         4,999,352
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/12/04                                             1,874,757         1,874,757
BNP Paribas, Eurodollar Term, 0.970%,
  01/07/04                                                     2,499,676         2,499,676
Credit Agricole Indosuez, Eurodollar Term,
  1.080%, 01/28/04                                             1,249,838         1,249,838
Credit Suisse First Boston Corp.,
  Bank Note, 1.140%, 09/08/04                                    624,919           624,919
Den Danske Bank, Eurodollar Term,
  1.020%, 01/30/04                                             1,874,757         1,874,757
Govco, Inc., Commercial Paper, 1.072%,
  02/12/04                                                     1,868,405         1,868,405
Merrill Lynch & Co., Triparty Corporate,
  1.040%, 01/02/04                                             9,998,704         9,998,704
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.037%, 01/02/04                          1,277,769         1,277,769
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 0.976%, 01/02/04                          2,999,611         2,999,611
Royal Bank of Canada, Eurodollar Term,
  1.050%, 02/27/04                                             3,124,595         3,124,595
Royal Bank of Scotland, Eurodollar Term,
  1.080%, 01/20/04                                             6,374,174         6,374,174
Royal Bank of Scotland, Eurodollar Term,
  1.090%, 03/03/04                                             3,124,595         3,124,595
Svenska Handlesbanken, Eurodollar Term,
  1.085%, 01/15/04                                             2,499,676         2,499,676
Wells Fargo, Eurodollar Term, 1.040%,
  01/30/04                                                     2,499,676         2,499,676
                                                                           ---------------
                                                                                47,378,870
                                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $47,378,870)                                 47,378,870
                                                                           ---------------
TOTAL INVESTMENTS AT MARKET VALUE (127.1%)
  (COST $196,859,307)                                                      $   219,457,941
OTHER ASSETS IN EXCESS OF LIABILITIES (-27.1%)                                 (46,741,048)
                                                                           ---------------
NET ASSETS (100.0%)                                                        $   172,716,893
                                                                           ===============

See Notes to Financial Statements.

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes to amounts $197,154,082. Unrealized gains and losses, based on identified tax cost at December 31, 2003, are as follows:

Unrealized gains                                                           $    25,069,934
Unrealized losses                                                               (2,766,075)
                                                                           ---------------
  Net unrealized gain                                                      $    22,303,859
                                                                           ===============

*  Non-income producing security.

ADR American Depository Receipt

Category percentages are based on net assets.

                                              See Notes to Financial Statements.

ING ALGER CAPITAL APPRECIATION PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
COMMON STOCKS (98.4%)
APPAREL MANUFACTURERS (1.1%)
Coach, Inc.*                                                      12,300   $       464,325
                                                                           ---------------
APPAREL RETAILERS (0.5%)
Pacific Sunwear Of California, Inc.*                               9,550           201,696
                                                                           ---------------
BANKING (5.6%)
Bank of New York Co., Inc.                                        20,700           685,584
Citigroup, Inc.                                                   23,300         1,130,982
U.S. Bancorp                                                      20,000           595,600
                                                                           ---------------
                                                                                 2,412,166
                                                                           ---------------
BIOTECHNOLOGY (4.6%)
Genentech, Inc.*                                                  17,100         1,600,047
QLT, Inc. (Canada)*                                               20,900           393,965
                                                                           ---------------
                                                                                 1,994,012
                                                                           ---------------
BUSINESS SERVICES (0.7%)
Monster Worldwide, Inc.*                                          14,600           320,616
                                                                           ---------------
COMMERCIAL SERVICES (4.4%)
eBay, Inc.*                                                       29,400         1,898,946
                                                                           ---------------
COMPUTER SERVICES (1.3%)
United Online, Inc.*                                              33,150           556,589
                                                                           ---------------
COMPUTER SOFTWARE & PROCESSING (9.3%)
Activision, Inc.*                                                 28,800           524,159
Cognizant Technology Solutions Corp.*                              9,400           429,016
Novell, Inc.*                                                     45,600           479,712
Oracle Corp.*                                                     36,300           479,160
PeopleSoft, Inc.*                                                 62,300         1,420,440
Veritas Software Corp.*                                           17,500           650,300
                                                                           ---------------
                                                                                 3,982,787
                                                                           ---------------
COMPUTERS & INFORMATION (2.4%)
Cisco Systems, Inc.*                                              41,700         1,012,893
                                                                           ---------------
EDUCATION (0.8%)
Apollo Group, Inc., Class A*                                       5,200           353,600
                                                                           ---------------
ELECTRONIC COMPONENTS (1.8%)
Texas Instruments, Inc.                                           25,800           758,004
                                                                           ---------------
ELECTRONICS (14.3%)
Applied Materials, Inc.*                                          39,700           891,265
Broadcom Corp., Class A*                                          39,800         1,356,782
Intel Corp.                                                       21,800           701,960
Intersil Corp.                                                    28,100           698,285
Kulicke & Soffa Industries, Inc.*                                 50,500           726,190
Micron Technology, Inc.*                                          45,700           615,579
National Semiconductor Corp.*                                     17,700   $       697,557
Novellus Systems, Inc.*                                           10,500           441,525
                                                                           ---------------
                                                                                 6,129,143
                                                                           ---------------
ENTERTAINMENT & LEISURE (3.4%)
International Game Technology                                     13,100           467,670
Royal Caribbean Cruises Ltd.                                       3,400           118,286
Walt Disney Co.                                                   36,700           856,211
                                                                           ---------------
                                                                                 1,442,167
                                                                           ---------------
FINANCIAL SERVICES (2.9%)
Capital One Financial Corp.                                       11,800           723,222
Morgan Stanley                                                     9,300           538,191
                                                                           ---------------
                                                                                 1,261,413
                                                                           ---------------
HEALTH CARE PROVIDERS & SERVICES (1.1%)
Health Management Associates,
  Inc., Class A                                                   20,000           480,000
                                                                           ---------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (4.5%)
Bed Bath & Beyond, Inc.*                                          16,200           702,270
Home Depot, Inc.                                                  34,600         1,227,954
                                                                           ---------------
                                                                                 1,930,224
                                                                           ---------------
INSURANCE (1.0%)
MGIC Investment Corp.                                              7,500           427,050
                                                                           ---------------
MEDIA--BROADCASTING & PUBLISHING (2.3%)
Time Warner, Inc.*                                                55,300           994,847
                                                                           ---------------
MEDIA--INTERNET (4.3%)
Yahoo! Inc.*                                                      40,700         1,838,419
                                                                           ---------------
MEDICAL AND HEALTH PRODUCTS (8.9%)
Boston Scientific Corp.*                                          38,000         1,396,880
Guidant Corp.                                                      7,500           451,500
Invitrogen Corp.*                                                  5,800           406,000
Quest Diagnostics, Inc.*                                          11,800           862,698
Varian Medical Systems, Inc.*                                      3,500           241,850
Zimmer Holdings, Inc.*                                             6,600           464,640
                                                                           ---------------
                                                                                 3,823,568
                                                                           ---------------
OIL & GAS (1.1%)
Halliburton Co.                                                   19,000           494,000
                                                                           ---------------
PHARMACEUTICALS (9.8%)
Allergan, Inc.                                                     2,900           222,749
Amgen, Inc.*                                                      10,600           655,080
Medco Health Solutions, Inc.*                                     16,400           557,436
Millennium Pharmaceuticals, Inc.*                                 37,300           696,391

See Notes to Financial Statements

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
PHARMACEUTICALS (CONTINUED)
Pfizer, Inc.                                                      40,400   $     1,427,332
Teva Pharmaceutical Industries Ltd.
  ADR (Israel)                                                    11,500           652,165
                                                                           ---------------
                                                                                 4,211,153
                                                                           ---------------
RETAILERS (1.9%)
The Gap, Inc.                                                     34,700           805,387
                                                                           ---------------
TELECOM--WIRELESS (0.5%)
SpectraSite, Inc.*                                                 6,100           211,975
                                                                           ---------------
TELECOMMUNICATIONS (9.9%)
Advanced Fibre Communications, Inc.*                              45,600           918,840
Brocade Communications Systems, Inc.*                            115,100           665,278
CIENA Corp.*                                                     104,000           690,560
Comverse Technology, Inc.*                                        36,900           649,071
Corning, Inc.*                                                    78,700           820,841
Nextel Communications, Inc., Class A*                             17,600           493,856
                                                                           ---------------
                                                                                 4,238,446
                                                                           ---------------
TOTAL COMMON STOCKS (COST $36,578,018)                                          42,243,426
                                                                           ---------------

                                                            PRINCIPAL
                                                             AMOUNT
                                                         ---------------
SHORT-TERM INVESTMENTS (11.4%)
SECURITY LENDING COLLATERAL (11.4%)
Bank of Montreal, Eurodollar Term,
  1.060%, 01/15/04                                       $        50,494            50,494
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/03/04                                               193,838           193,838
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/12/04                                               516,901           516,901
BNP Paribas, Eurodollar Term,
  0.970%, 01/07/04                                               258,451           258,450
Credit Agricole Indosuez, Eurodollar Term,
  1.080%, 01/28/04                                               129,225           129,225
Credit Suisse First Boston Corp.,
  Bank Note, 1.140%, 09/08/04                                     64,613            64,613
Den Danske Bank, Eurodollar Term,
  1.020%, 01/30/04                                               193,838           193,838
Govco, Inc., Commercial Paper,
  1.072%, 02/12/04                                               193,181           193,181
Merrill Lynch & Co., Triparty Corporate,
  1.040%, 01/02/04                                             1,033,802         1,033,802
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.037%, 01/02/04                            132,113           132,113
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 0.976%, 01/02/04                            310,141           310,141
Royal Bank of Canada, Eurodollar Term,
  1.050%, 02/27/04                                               323,063           323,063
Royal Bank of Scotland, Eurodollar Term,
  1.080%, 01/20/04                                       $       659,049   $       659,049
Royal Bank of Scotland, Eurodollar Term,
  1.090%, 03/03/04                                               323,063           323,063
Svenska Handlesbanken, Eurodollar Term,
  1.085%, 01/15/04                                               258,451           258,450
Wells Fargo, Eurodollar Term, 1.040%,
  01/30/04                                                       258,451           258,451
                                                                           ---------------
                                                                                 4,898,672
                                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $4,898,672)                                   4,898,672
                                                                           ---------------
TOTAL INVESTMENTS AT MARKET VALUE (109.8%)
  (COST $41,476,690)                                                       $    47,142,098
OTHER ASSETS IN EXCESS OF LIABILITIES (-9.8%)                                   (4,205,136)
                                                                           ---------------
NET ASSETS (100.0%)                                                        $    42,936,962
                                                                           ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $41,476,690. Unrealized gains and losses, based on identified tax cost at December 31, 2003, are as follows:

Unrealized gains                                                           $     6,238,390
Unrealized losses                                                                 (572,982)
                                                                           ---------------
  Net unrealized gain                                                      $     5,665,408
                                                                           ===============

* Non-income producing security.

ADR American Depository Receipt

Category percentages are based on net assets.

                                              See Notes to Financial Statements.

ING ALGER GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
COMMON STOCKS (101.3%)
BANKING (2.1%)
Citigroup, Inc.                                                   14,900   $       723,246
U.S. Bancorp                                                      15,800           470,524
                                                                           ---------------
                                                                                 1,193,770
                                                                           ---------------
BIOTECHNOLOGY (3.3%)
Chiron Corp.*                                                      4,800           273,552
Genentech, Inc.*                                                  17,400         1,628,118
                                                                           ---------------
                                                                                 1,901,670
                                                                           ---------------
BUSINESS MACHINES (1.6%)
Hewlett-Packard Co.                                               38,700           888,939
                                                                           ---------------
BUSINESS SERVICES (1.0%)
United Parcel Service, Inc., Class B                               7,800           581,490
                                                                           ---------------
COMMERCIAL SERVICES (3.4%)
eBay, Inc.*                                                       30,550         1,973,224
                                                                           ---------------
COMPUTER SOFTWARE & PROCESSING (9.8%)
Microsoft Corp.                                                   85,450         2,353,293
PeopleSoft, Inc.*                                                 55,100         1,256,280
Synopsys, Inc.*                                                   34,900         1,178,224
Veritas Software Corp.*                                           23,500           873,260
                                                                           ---------------
                                                                                 5,661,057
                                                                           ---------------
COMPUTERS & INFORMATION (4.4%)
Cisco Systems, Inc.*                                              78,900         1,916,481
Seagate Technology (Cayman Islands)                               31,650           598,185
                                                                           ---------------
                                                                                 2,514,666
                                                                           ---------------
CONGLOMERATES (3.2%)
Tyco International Ltd.                                           70,100         1,857,650
                                                                           ---------------
ELECTRONIC COMPONENTS (6.1%)
Analog Devices, Inc.                                              30,750         1,403,737
Texas Instruments, Inc.                                           34,450         1,012,141
Xilinx, Inc.*                                                     27,900         1,080,846
                                                                           ---------------
                                                                                 3,496,724
                                                                           ---------------
ELECTRONICS (10.6%)
Applied Materials, Inc.*                                          33,800           758,810
EMC Corp.*                                                        63,900           825,588
General Electric Co.                                              50,000         1,549,000
Intel Corp.                                                       44,900         1,445,780
Teradyne, Inc.*                                                   59,800         1,521,910
                                                                           ---------------
                                                                                 6,101,088
                                                                           ---------------
ENTERTAINMENT & LEISURE (2.5%)
International Game Technology                                     20,800   $       742,560
Walt Disney Co.                                                   30,150           703,399
                                                                           ---------------
                                                                                 1,445,959
                                                                           ---------------
FINANCIAL SERVICES (3.7%)
Affiliated Managers Group, Inc.*                                   5,325           370,567
American Express Co.                                               9,200           443,716
Capital One Financial Corp.                                        7,200           441,288
T.Rowe Price Group, Inc.                                          18,600           881,826
                                                                           ---------------
                                                                                 2,137,397
                                                                           ---------------
HEALTH CARE PROVIDERS (1.4%)
Caremark Rx, Inc.*                                                31,350           794,095
                                                                           ---------------
HEALTH CARE PROVIDERS & SERVICES (1.6%)
UnitedHealth Group, Inc.                                          15,800           919,244
                                                                           ---------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (2.4%)
Home Depot, Inc.                                                  38,200         1,355,718
                                                                           ---------------
INSURANCE (2.2%)
American International Group, Inc.                                19,350         1,282,518
                                                                           ---------------
MEDIA--BROADCASTING & PUBLISHING (3.4%)
Fox Entertainment Group, Inc.*                                    22,250           648,587
Hughes Electronics Corp.*                                         50,586           837,198
XM Satellite Radio Holdings, Inc.*                                18,550           488,978
                                                                           ---------------
                                                                                 1,974,763
                                                                           ---------------
MEDIA--INTERNET (3.2%)
Yahoo! Inc.*                                                      40,750         1,840,678
                                                                           ---------------
MEDICAL AND HEALTH PRODUCTS (4.9%)
Boston Scientific Corp.*                                          44,000         1,617,440
Medtronic, Inc.                                                   19,000           923,590
Varian Medical Systems, Inc.*                                      4,150           286,765
                                                                           ---------------
                                                                                 2,827,795
                                                                           ---------------
OIL & GAS (2.9%)
BJ Services Co.*                                                  15,300           549,270
Devon Energy Corp.                                                19,600         1,122,296
                                                                           ---------------
                                                                                 1,671,566
                                                                           ---------------
PHARMACEUTICALS (11.4%)
Abbott Laboratories                                                6,175           287,755
Allergan, Inc.                                                     7,800           599,118
Amgen, Inc.*                                                      19,422         1,200,280

See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
PHARMACEUTICALS (CONTINUED)
GlaxoSmithKline PLC ADR (United Kingdom)                          25,200   $     1,174,824
Medco Health Solutions, Inc.*                                     23,150           786,869
Novartis AG ADR (Switzerland)                                     25,500         1,170,195
Teva Pharmaceutical Industries
  Ltd. ADR (Israel)                                               14,200           805,282
Watson Pharmaceuticals, Inc.*                                     11,750           540,500
                                                                           ---------------
                                                                                 6,564,823
                                                                           ---------------
RESTAURANTS AND LODGING (1.5%)
Starwood Hotels & Resorts
  Worldwide, Inc.                                                 24,200           870,474
                                                                           ---------------
RETAILERS (9.5%)
Amazon.com, Inc.*                                                 29,450         1,550,248
Best Buy Co., Inc.                                                13,100           684,344
NetFlix, Inc.*                                                    15,450           844,961
Target Corp.                                                      28,700         1,102,080
The Gap, Inc.                                                     40,900           949,289
TJX Co., Inc.                                                     15,900           350,595
                                                                           ---------------
                                                                                 5,481,517
                                                                           ---------------
TELECOMMUNICATIONS (5.2%)
Corning, Inc.*                                                   103,250         1,076,898
Nextel Communications, Inc., Class A*                             11,800           331,108
Nokia Oyj ADR (Finland)                                           36,950           628,150
Vodafone Group PLC ADR (United Kingdom)                           38,900           974,056
                                                                           ---------------
                                                                                 3,010,212
                                                                           ---------------
TOTAL COMMON STOCKS (COST $48,840,326)                                          58,347,037
                                                                           ---------------
PREFERRED STOCKS (0.3%)
MEDIA--BROADCASTING & PUBLISHING (0.3%)
News Corp. Ltd. ADR (Australia)                                    5,657           171,124
                                                                           ---------------
TOTAL PREFERRED STOCKS (COST $163,487)                                             171,124
                                                                           ---------------

                                                            PRINCIPAL
                                                             AMOUNT
                                                         ---------------
SHORT-TERM INVESTMENTS (11.0%)
SECURITY LENDING COLLATERAL (11.0%)
Bank of Montreal, Eurodollar Term,
  1.060%, 01/15/04                                       $        65,184            65,184
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/03/04                                               667,280           667,280
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/12/04                                               250,230           250,230
BNP Paribas, Eurodollar Term,
  0.970%, 01/07/04                                               333,640           333,640
Credit Agricole Indosuez, Eurodollar Term,
  1.080%, 01/28/04                                       $       166,820   $       166,820
Credit Suisse First Boston Corp., Bank Note,
  1.140%, 09/08/04                                                83,410            83,410
Den Danske Bank, Eurodollar Term,
  1.020%, 01/30/04                                               250,230           250,230
Govco, Inc., Commercial Paper,
  1.072%, 02/12/04                                               249,382           249,382
Merrill Lynch & Co., Triparty Corporate,
  1.040%, 01/02/04                                             1,334,560         1,334,561
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.037%, 01/02/04                            170,548           170,548
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 0.976%, 01/02/04                            400,368           400,368
Royal Bank of Canada, Eurodollar Term,
  1.050%, 02/27/04                                               417,050           417,050
Royal Bank of Scotland, Eurodollar Term,
  1.080%, 01/20/04                                               417,050           417,050
Royal Bank of Scotland, Eurodollar Term,
  1.090%, 03/03/04                                               850,782           850,783
Svenska Handlesbanken, Eurodollar Term,
  1.085%, 01/15/04                                               333,640           333,640
Wells Fargo, Eurodollar Term,
  1.040%, 01/30/04                                               333,640           333,640
                                                                           ---------------
                                                                                 6,323,816
                                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $6,323,816)                                   6,323,816
                                                                           ---------------
TOTAL INVESTMENTS AT MARKET VALUE (112.6%)
  (COST $55,327,629)                                                       $    64,841,977
OTHER ASSETS IN EXCESS OF LIABILITIES (-12.6%)                                  (7,249,238)
                                                                           ---------------
NET ASSETS (100.0%)                                                        $    57,592,739
                                                                           ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $55,847,243. Unrealized gains and losses, based on identified tax cost at December 31, 2003, are as follows:

Unrealized gains                                                           $     9,253,854
Unrealized losses                                                                 (259,119)
                                                                           ---------------
  Net unrealized gain                                                      $     8,994,735
                                                                           ===============

* Non-income producing security.

ADR American Depository Receipt

Category percentages are based on net assets.

                                              See Notes to Financial Statements.

ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
COMMON STOCKS (88.7%)
AEROSPACE & DEFENSE (0.2%)
Moog, Inc., Class A*                                               1,200   $        59,280
                                                                           ---------------
APPAREL & TEXTILES (0.9%)
American Eagle Outfitters, Inc.*                                   4,400            72,160
Wolverine World Wide, Inc.                                         6,800           138,584
                                                                           ---------------
                                                                                   210,744
                                                                           ---------------
AUTOMOTIVE (2.1%)
Cooper Tire & Rubber Co.                                           6,500           138,970
Lear Corp.                                                         2,500           153,325
Superior Industries International, Inc.                            4,500           195,840
                                                                           ---------------
                                                                                   488,135
                                                                           ---------------
BANKING (8.6%)
Associated Banc Corp.                                              2,400           102,360
BancorpSouth, Inc.                                                 2,400            56,928
Chittenden Corp.                                                   3,800           127,832
Commercial Federal Corp.                                           6,100           162,931
Cullen/Frost Bankers, Inc.                                         3,900           158,223
FirstMerit Corp.                                                   1,600            43,152
Hibernia Corp., Class A                                            7,700           181,027
Mercantile Bankshares Corp.                                        1,700            77,486
Sky Financial Group, Inc.                                          3,500            90,790
Sterling Bancshares, Inc.                                         18,200           242,606
TCF Financial Corp.                                                4,100           210,535
Washington Federal, Inc.                                           7,300           207,320
Whitney Holding Corp.                                              3,200           131,168
Wilmington Trust Corp.                                             5,500           198,000
                                                                           ---------------
                                                                                 1,990,358
                                                                           ---------------
BEVERAGES, FOOD & TOBACCO (2.0%)
Adolph Coors Co., Class B                                          3,800           213,180
Hormel Foods Corp.                                                 1,900            49,039
Interstate Bakeries Corp.                                          5,900            83,957
Sensient Technologies Corp.                                        5,900           116,643
                                                                           ---------------
                                                                                   462,819
                                                                           ---------------
BUILDING MATERIALS (1.1%)
EMCOR Group, Inc.*                                                 1,400            61,460
Martin Marietta Materials, Inc.                                    4,200           197,274
                                                                           ---------------
                                                                                   258,734
                                                                           ---------------
BUSINESS SERVICES (1.7%)
Valassis Communications, Inc.*                                     6,300           184,905
Viad Corp.                                                         8,000           200,000
                                                                           ---------------
                                                                                   384,905
                                                                           ---------------
CHEMICALS (2.3%)
Ferro Corp.                                                        5,600   $       152,376
FMC Corp.*                                                         5,900           201,367
Georgia Gulf Corp.                                                 6,600           190,608
                                                                           ---------------
                                                                                   544,351
                                                                           ---------------
COMMERCIAL SERVICES (5.0%)
ABM Industries, Inc.                                               9,100           158,431
ADVO, Inc.                                                         3,000            95,280
Bandag, Inc.                                                       1,500            61,800
Banta Corp.                                                        4,400           178,200
G&K Services, Inc., Class A                                        4,600           169,050
Kelly Services, Inc.                                               4,200           119,868
MedQuist, Inc.*                                                    9,300           149,358
Sonoco Products Co,                                                9,200           226,504
                                                                           ---------------
                                                                                 1,158,491
                                                                           ---------------
COMPUTER SOFTWARE & PROCESSING (4.7%)
Activision, Inc.*                                                  3,500            63,700
BISYS Group, Inc.*                                                17,900           266,352
Black Box Corp.                                                    1,700            78,319
Compuware Corp.*                                                   9,600            57,984
Parametric Technology Co.*                                        58,600           230,884
Sybase, Inc.*                                                     14,400           296,352
THQ, Inc.*                                                         6,300           106,533
                                                                           ---------------
                                                                                 1,100,124
                                                                           ---------------
COMPUTERS & INFORMATION (1.4%)
Imation Corp.                                                      9,500           333,925
                                                                           ---------------
CONSUMER GOODS AND SERVICES (2.1%)
Russ Berrie & Co., Inc.                                            2,100            71,190
Snap-on, Inc.                                                     12,700           409,448
                                                                           ---------------
                                                                                   480,638
                                                                           ---------------
CONTAINERS & PACKAGING (1.9%)
Bemis Co., Inc.                                                    8,800           440,000
                                                                           ---------------
ELECTRIC UTILITIES (2.1%)
Empire District Electric Co. (The)                                 8,600           188,598
IDACORP, Inc.                                                      9,800           293,216
                                                                           ---------------
                                                                                   481,814
                                                                           ---------------
ELECTRICAL EQUIPMENT (1.7%)
A.O. Smith Corp.                                                   6,100           213,805
Littelfuse, Inc.*                                                  2,100            60,522
Regal-Beloit Corp.                                                 5,400           118,800
                                                                           ---------------
                                                                                   393,127
                                                                           ---------------

See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
ELECTRONIC COMPONENTS (0.9%)
Analogic Corp.                                                     3,700   $       151,700
Cable Design Technologies Corp.*                                   6,500            58,435
                                                                           ---------------
                                                                                   210,135
                                                                           ---------------
ELECTRONICS (3.0%)
Adaptec, Inc.*                                                     6,700            59,161
Coherent, Inc.*                                                    8,900           211,820
DuPont Photomasks, Inc.*                                           4,600           111,044
Electronics for Imaging, Inc.*                                     1,900            49,438
Methode Electronics, Inc., Class A                                 7,800            95,394
Rayovac Corp.*                                                     7,600           159,220
                                                                           ---------------
                                                                                   686,077
                                                                           ---------------
ENTERTAINMENT & LEISURE (1.6%)
Callaway Golf Co.                                                  8,400           141,540
Hearst-Argyle Television, Inc.                                     4,700           129,532
JAKKS Pacific, Inc.*                                               7,900           103,964
                                                                           ---------------
                                                                                   375,036
                                                                           ---------------
FINANCIAL SERVICES (0.3%)
Medallion Financial Corp.                                          7,200            68,328
                                                                           ---------------
FOREST PRODUCTS & PAPER (1.0%)
Rayonier, Inc.                                                     2,600           107,926
Wausau-Mosinee Paper Corp.                                         8,600           116,272
                                                                           ---------------
                                                                                   224,198
                                                                           ---------------
HEALTH CARE PROVIDERS & SERVICES (2.7%)
Alliance Imaging, Inc.*                                           13,500            49,950
LifePoint Hospitals, Inc.*                                         8,800           259,160
RehabCare Group, Inc.*                                             5,800           123,308
Renal Care Group, Inc.*                                            5,000           206,000
                                                                           ---------------
                                                                                   638,418
                                                                           ---------------
HEAVY CONSTRUCTION (0.7%)
WCI Communities, Inc.*                                             7,500           154,575
                                                                           ---------------
HEAVY MACHINERY (5.1%)
Hydril Co.*                                                        5,800           138,794
Insituform Technologies, Inc., Class A*                           12,700           209,550
Kadant, Inc.*                                                      3,900            84,435
Kaydon Corp.                                                      12,100           312,664
Kennametal, Inc.                                                   5,300           210,675
Tecumseh Products Co., Class A                                     2,495           120,833
W-H Energy Services, Inc.*                                         7,300           118,260
                                                                           ---------------
                                                                                 1,195,211
                                                                           ---------------
HOUSEHOLD PRODUCTS (0.8%)
Libbey, Inc.                                                       6,600           187,968
                                                                           ---------------
INDUSTRIAL--DIVERSIFIED (2.6%)
Anixter International, Inc.*                                       8,100   $       209,628
CIRCOR International, Inc.                                         2,500            60,250
Crane Co.                                                          5,100           156,774
Griffon Corp.*                                                     8,600           174,236
                                                                           ---------------
                                                                                   600,888
                                                                           ---------------
INSURANCE (4.7%)
Aspen Insurance Holdings Ltd. (Bermuda)*                           2,500            62,025
Direct General Corp.                                               1,600            52,960
Erie Indemnity Co., Class A                                        1,900            80,522
HCC Insurance Holdings, Inc.                                       4,200           133,560
Horace Mann Educators Corp.                                        7,400           103,378
Platinum Underwriters Holdings, Ltd.
  (Bermuda)                                                       10,000           300,000
PMI Group, Inc. (The)                                              7,500           279,225
ProAssurance Corp.*                                                2,400            77,160
                                                                           ---------------
                                                                                 1,088,830
                                                                           ---------------
MEDIA--BROADCASTING & PUBLISHING (1.8%)
Journal Communications, Inc., Class A                              9,600           177,888
Liberty Corp. (The)                                                5,100           230,469
                                                                           ---------------
                                                                                   408,357
                                                                           ---------------
MEDICAL AND HEALTH PRODUCTS (4.1%)
Apogent Technologies, Inc.*                                        8,000           184,320
Arrow International, Inc.                                          6,000           149,880
Dade Behring Holdings, Inc.*                                       7,200           257,328
Orthofix International N.V. (Netherlands)*                         2,300           112,654
Osteotech, Inc.*                                                  11,500           101,200
Owens & Minor, Inc.                                                7,000           153,370
                                                                           ---------------
                                                                                   958,752
                                                                           ---------------
MEDICAL SUPPLIES (0.6%)
Beckman Coulter, Inc.                                              2,800           142,324
                                                                           ---------------
METALS AND MINING (0.9%)
Olin Corp.                                                        11,000           220,660
                                                                           ---------------
OIL & GAS (4.7%)
Berry Petroleum Co., Class A                                         600            12,150
Cal Dive International, Inc.*                                      7,200           173,592
Denbury Resources, Inc.*                                           6,800            94,588
Helmerich & Payne, Inc.                                            6,600           184,338
Spinnaker Exploration Co.*                                         3,200           103,264
Tom Brown, Inc.*                                                   6,500           209,625
Unit Corp.*                                                        7,700           181,335
Whiting Petroleum Corp.*                                           7,200           132,480
                                                                           ---------------
                                                                                 1,091,372
                                                                           ---------------

                                              See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
OIL SERVICES (1.0%)
Key Energy Services, Inc.*                                        22,000   $       226,820
                                                                           ---------------
REAL ESTATE (2.0%)
BRE Properties, Inc. (REIT)                                        1,700            56,780
Getty Realty Corp. (REIT)                                          7,200           188,280
Heritage Property Investment Trust (REIT)                          1,900            54,055
Hospitality Properties Trust (REIT)                                  700            19,250
Maguire Properties, Inc. (REIT)                                    6,400           155,520
                                                                           ---------------
                                                                                   473,885
                                                                           ---------------
RESTAURANTS AND LODGING (2.2%)
AFC Enterprises, Inc.*                                             2,300            44,677
CEC Entertainment, Inc.*                                           3,000           142,170
Jack In The Box, Inc.*                                            11,900           254,184
Papa John's International, Inc.*                                   2,100            70,098
                                                                           ---------------
                                                                                   511,129
                                                                           ---------------
RETAILERS (3.3%)
Abercrombie & Fitch Co., Class A*                                  3,700            91,427
Casey's General Stores, Inc.                                      11,800           208,388
Cato Corp. (The), Class A                                          5,800           118,900
Genesco, Inc.*                                                     6,800           102,884
Linens 'n Things, Inc.*                                            4,000           120,320
Too, Inc.*                                                         6,900           116,472
                                                                           ---------------
                                                                                   758,391
                                                                           ---------------
SPECIAL PRODUCTS AND SERVICES (1.2%)
AptarGroup, Inc.                                                   7,400           288,600
                                                                           ---------------
STORES (0.2%)
Talbots, Inc.                                                      1,255            38,629
                                                                           ---------------
TELECOMMUNICATIONS (0.6%)
Andrew Corp.*                                                     12,500           143,875
                                                                           ---------------
TEXTILES, CLOTHING & FABRICS (0.5%)
Polo Ralph Lauren Corp.                                            3,700           106,560
                                                                           ---------------
TRANSPORTATION (2.0%)
Overnite Corp.*                                                    3,300            75,075
Ryder System, Inc.                                                 3,400           116,110
USF Corp.                                                          7,700           263,263
                                                                           ---------------
                                                                                   454,448
                                                                           ---------------
UTILITIES--GAS (2.4%)
AGL Resources, Inc.                                                7,100           206,610
Northwest Natural Gas Co.                                          6,000           184,500
WGL Holdings, Inc.                                                 6,000           166,740
                                                                           ---------------
                                                                                   557,850
                                                                           ---------------
TOTAL COMMON STOCKS (COST $18,061,236)                                          20,598,761
                                                                           ---------------
CONVERTIBLE PREFERRED STOCKS (1.5%)
INSURANCE (1.2%)
Phoenix Companies, Inc.                                            2,700   $       101,925
United Fire & Casualty Co., Series A                               6,100           176,900
                                                                           ---------------
                                                                                   278,825
                                                                           ---------------
OIL & GAS (0.3%)
Chesapeake Energy Corp. (144A)*~                                     800            60,600
                                                                           ---------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $293,530)                                 339,425
                                                                           ---------------
PREFERRED STOCKS (0.3%)
BANKING (0.1%)
Sterling Banc Capital Trust III                                      500            13,475
                                                                           ---------------
FINANCIAL SERVICES (0.1%)
MB Financial Capital Trust I                                       1,100            30,734
                                                                           ---------------
REAL ESTATE (0.1%)
Mills Corp. (The) - Series B (REIT)                                1,200            32,928
                                                                           ---------------
TOTAL PREFERRED STOCKS (COST $73,253)                                               77,137
                                                                           ---------------

                                                            PRINCIPAL
                                                             AMOUNT
                                                         ---------------
CONVERTIBLE DEBT (0.5%)
HEALTH CARE PROVIDERS & SERVICES (0.5%)
LifePoint Hospitals, Inc., 4.500%, 06/01/09*             $       110,000           110,963
                                                                           ---------------
TOTAL CONVERTIBLE DEBT (COST $106,588)                                             110,963
                                                                           ---------------

                                                            NUMBER OF
                                                             SHARES
                                                         ---------------
REGISTERED INVESTMENT COMPANIES (4.6%)
EXCHANGE TRADED FUNDS (4.6%)
iShares Russell 2000 Index Fund                                    2,100           232,680
iShares Russell 2000 Value Index Fund                              1,400           225,120
iShares S&P SmallCap 600                                           1,700           227,834
iShares S&P SmallCap 600/
  BARRA Value Index Fund                                           3,800           381,862
                                                                           ---------------
                                                                                 1,067,496
                                                                           ---------------
TOTAL REGISTERED INVESTMENT COMPANIES
  (COST $1,033,144)                                                              1,067,496
                                                                           ---------------

                                                            PRINCIPAL          MARKET
                                                             AMOUNT            VALUE
                                                         ---------------   ---------------
SHORT-TERM INVESTMENTS (11.9%)
SECURITY LENDING COLLATERAL (11.9%)
Bank of Montreal, Eurodollar Term,
  1.060%, 01/15/04                                       $       28,4262             8,426

See Notes to Financial Statements.

                                                            PRINCIPAL          MARKET
                                                             AMOUNT            VALUE
                                                         ---------------   ---------------
SECURITY LENDING COLLATERAL (CONTINUED)
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/03/04                                       $       109,125   $       109,125
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/12/04                                               290,999           290,999
BNP Paribas, Eurodollar Term,
  0.970%, 01/07/04                                               145,500           145,500
Credit Agricole Indosuez, Eurodollar Term,
  1.080%, 01/28/04                                                72,750            72,750
Credit Suisse First Boston Corp., Bank Note,
  1.140%, 09/08/04                                                36,375            36,375
Den Danske Bank, Eurodollar Term,
  1.020%, 01/30/04                                               109,124           109,124
Govco, Inc., Commercial Paper,
  1.072%, 02/12/04                                               108,755           108,755
Merrill Lynch & Co., Triparty Corporate,
  1.040%, 01/02/04                                               581,998           581,998
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.037%, 01/02/04                             74,376            74,376
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 0.976%, 01/02/04                            174,600           174,600
Royal Bank of Canada, Eurodollar Term,
  1.050%, 02/27/04                                               181,874           181,874
Royal Bank of Scotland, Eurodollar Term,
  1.080%, 01/20/04                                               371,024           371,024
Royal Bank of Scotland, Eurodollar Term,
  1.090%, 03/03/04                                               181,874           181,874
Svenska Handlesbanken, Eurodollar Term,
  1.085%, 01/15/04                                               145,500           145,500
Wells Fargo, Eurodollar Term,
  1.040%, 01/30/04                                               145,500           145,500
                                                                           ---------------
                                                                                 2,757,800
                                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $2,757,800)                                   2,757,800
                                                                           ---------------
TOTAL INVESTMENTS AT MARKET VALUE (107.5%)                                 $    24,951,582
  (COST $22,325,551)
OTHER ASSETS IN EXCESS OF LIABILITIES (-7.5%)                                   (1,737,800)
                                                                           ---------------
NET ASSETS (100.0%)                                                        $    23,213,782
                                                                           ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $22,668,171. Unrealized gains and losses, based on identified tax cost at December 31, 2003, are as follows:

Unrealized gains                                                           $     2,365,157
Unrealized losses                                                                  (81,746)
                                                                           ---------------
  Net unrealized gain                                                      $     2,283,411
                                                                           ===============

*  Non-income producing security.

~ Security exempt from registration under Rule 144A of the Security Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003 the market value of these securities amounted to $60,600 or 0.26% of net assets.

REIT Real Estate Investment Trust

Category percentages are based on net assets.

                                              See Notes to Financial Statements.

ING BARON SMALL CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
COMMON STOCKS (94.0%)
ADVERTISING (0.7%)
R.H. Donnelley Corp.*                                             10,000   $       398,400
                                                                           ---------------
AIRLINES (0.3%)
JetBlue Airways Corp.*                                             6,075           161,109
                                                                           ---------------
APPAREL RETAILERS (1.0%)
Chico's FAS, Inc.*                                                16,000           591,200
                                                                           ---------------
BEVERAGES, FOOD & TOBACCO (1.1%)
Peets Coffee & Tea, Inc.*                                         10,000           174,100
Ralcorp Holdings, Inc.*                                           16,000           501,760
                                                                           ---------------
                                                                                   675,860
                                                                           ---------------
BUSINESS SERVICES (6.5%)
Arbitron, Inc.*                                                    8,000           333,760
Fair Isaac Corp.                                                  10,000           491,600
Getty Images, Inc.*                                               20,000         1,002,600
Gevity HR, Inc.                                                    7,500           166,800
Hewitt Associates, Inc., Class A*                                 25,000           747,500
Information Holdings, Inc.*                                       35,000           773,500
LECG Corp.*                                                       12,000           274,680
                                                                           ---------------
                                                                                 3,790,440
                                                                           ---------------
CHEMICALS (1.4%)
Symyx Technologies, Inc.*                                         40,000           822,000
                                                                           ---------------
COMMUNICATIONS (0.5%)
SBA Communications Corp.*                                         80,000           302,400
                                                                           ---------------
COMPUTER SOFTWARE (0.3%)
FreeMarkets, Inc.*                                                30,000           200,700
                                                                           ---------------
COMPUTER SOFTWARE & PROCESSING (2.1%)
Anteon International Corp.*                                       16,000           576,800
Kronos, Inc.*                                                      6,000           237,660
Reynolds & Reynolds Co. - Class A                                  5,000           145,250
Take-Two Interactive Software, Inc.*                              10,000           288,100
                                                                           ---------------
                                                                                 1,247,810
                                                                           ---------------
EDUCATION (4.4%)
DeVry, Inc.*                                                      16,000           402,080
Education Management Corp.*                                       16,000           496,640
Strayer Education, Inc.                                            8,000           870,640
Universal Technical Institut*                                     20,000           600,000
University of Phoenix Online*                                      3,000           206,790
                                                                           ---------------
                                                                                 2,576,150
                                                                           ---------------
ENTERTAINMENT & LEISURE (11.8%)
Digital Theater Systems, Inc.*                                    25,000           617,250
Isle of Capris Casinos Inc.*                                      10,000           214,700
Kerzner International Ltd. (Bahama Islands)*                      45,500   $     1,772,680
Station Casinos, Inc.                                             55,000         1,684,650
Vail Resorts, Inc.*                                               45,000           765,000
Wynn Resorts, Ltd.*                                               67,500         1,890,675
                                                                           ---------------
                                                                                 6,944,955
                                                                           ---------------
FINANCIAL SERVICES (10.1%)
CapitalSource, Inc.*                                              25,000           542,000
CheckFree Corp.*                                                  20,000           553,000
Chicago Mercantile Exchange Holdings, Inc.                        16,000         1,157,760
ChoicePoint, Inc.*                                                50,500         1,923,545
Gabelli Asset Management, Inc., Class A                           16,000           636,800
Jeffries Group, Inc.                                              30,000           990,600
National Financial Partners Corp.                                  5,450           150,147
                                                                           ---------------
                                                                                 5,953,852
                                                                           ---------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
DepoMed Inc.*                                                     20,000           141,800
Intuitive Surgical, Inc.*                                         10,300           176,027
                                                                           ---------------
                                                                                   317,827
                                                                           ---------------
HEALTH CARE PROVIDERS & SERVICES (9.5%)
AMERIGROUP Corp.*                                                 45,500         1,940,575
Centene Corp.*                                                    39,999         1,120,372
Manor Care, Inc.                                                  35,000         1,209,950
Odyssey Healthcare, Inc.*                                         21,000           614,460
United Surgical Partners International, Inc.*                     20,000           669,600
                                                                           ---------------
                                                                                 5,554,957
                                                                           ---------------
HEAVY MACHINERY (1.3%)
FMC Technologies, Inc.*                                           33,000           768,900
                                                                           ---------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (2.8%)
Ethan Allen Interiors, Inc.                                       15,000           628,200
Hovnanian Enterprises, Inc., Class A*                             12,000         1,044,720
                                                                           ---------------
                                                                                 1,672,920
                                                                           ---------------
HOUSEHOLD PRODUCTS (0.5%)
Libbey, Inc.                                                      10,000           284,800
                                                                           ---------------
INSURANCE (3.5%)
Arch Capital Group Ltd.*                                          40,000         1,594,400
Brown & Brown, Inc.                                                5,000           163,050
Endurance Specialty Holdings Ltd. (Bermuda)                        8,000           268,400
                                                                           ---------------
                                                                                 2,025,850
                                                                           ---------------
MEDIA--BROADCASTING & PUBLISHING (6.0%)
Cumulus Media, Inc., Class A*                                     35,000           770,000
Gray Television, Inc.                                             12,000           181,440
LIN TV Corp., Class A*                                            56,500         1,458,265

See Notes to Financial Statements

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
MEDIA--BROADCASTING & PUBLISHING (CONTINUED)
Radio One, Inc., Class D*                                         27,500   $       530,750
Saga Communications, Inc.*                                        30,000           555,900
                                                                           ---------------
                                                                                 3,496,355
                                                                           ---------------
MEDIA--INTERNET (1.2%)
ProQuest Company*                                                 24,000           706,800
                                                                           ---------------
MEDICAL AND HEALTH PRODUCTS (6.4%)
Charles River Laboratories
  International, Inc.*                                            36,000         1,235,880
CTI Molecular Imaging, Inc.*                                      25,000           422,750
Edwards Lifesciences Corp.*                                       27,000           812,160
Inamed Corp.*                                                     10,500           504,630
Viasys Healthcare, Inc.*                                          35,000           721,000
Weight Watchers International, Inc.*                               1,800            69,066
                                                                           ---------------
                                                                                 3,765,486
                                                                           ---------------
OIL & GAS (2.9%)
Encore Acquisition Co.*                                           15,500           382,075
Premcor, Inc.*                                                    35,000           910,000
SEACOR SMIT, Inc.*                                                10,000           420,300
                                                                           ---------------
                                                                                 1,712,375
                                                                           ---------------
REAL ESTATE (1.8%)
Alexander's, Inc. (REIT)*                                          7,500           934,950
Brookfield Homes Corp.                                             5,000           128,850
                                                                           ---------------
                                                                                 1,063,800
                                                                           ---------------
RESTAURANTS AND LODGING (8.8%)
Cheesecake Factory (The), Inc.*                                   35,000         1,541,050
Choice Hotels International, Inc.*                                16,000           564,000
Extended Stay America, Inc.                                       35,000           506,800
Four Seasons Hotels, Inc. (Canada)                                14,000           716,100
Krispy Kreme Doughnuts, Inc.*                                     35,000         1,281,000
Panera Bread Co., Class A*                                        13,500           533,655
                                                                           ---------------
                                                                                 5,142,605
                                                                           ---------------
RETAILERS (4.8%)
99 Cents Only Stores*                                             50,000         1,361,500
Carter's Inc.*                                                    32,500           827,125
PETCO Animal Supplies, Inc.*                                      20,000           609,000
                                                                           ---------------
                                                                                 2,797,625
                                                                           ---------------
TELECOMMUNICATIONS (1.7%)
American Tower Corp.*                                             80,000           865,600
Crown Castle International Corp.*                                 10,000           110,300
                                                                           ---------------
                                                                                   975,900
                                                                           ---------------
TEXTILES, CLOTHING & FABRICS (0.8%)
Polo Ralph Lauren Corp.                                           15,500   $       446,400
                                                                           ---------------
UTILITIES--GAS (1.3%)
Southern Union Co.*                                               40,000           736,000
                                                                           ---------------
TOTAL COMMON STOCKS (COST $45,299,282)                                          55,133,476
                                                                           ---------------

                                                            PRINCIPAL
                                                             AMOUNT
                                                         ---------------
CONVERTIBLE DEBT (2.5%)
ENTERTAINMENT & LEISURE (2.5%)
Wynn Resorts, Ltd., 6.000%, 07/15/15*~                   $     1,000,000         1,485,000
                                                                           ---------------
TOTAL CONVERTIBLE DEBT (COST $981,874)                                           1,485,000
                                                                           ---------------
SHORT-TERM INVESTMENTS (28.7%)
SECURITY LENDING COLLATERAL (28.7%)
Bank of Montreal, Eurodollar Term,
  1.060%, 01/15/04                                               173,558           173,558
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/03/04                                               666,261           666,261
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/12/04                                             1,776,697         1,776,697
BNP Paribas, Eurodollar Term,
  0.970%, 01/07/04                                               888,348           888,348
Credit Agricole Indosuez, Eurodollar Term,
  1.080%, 01/28/04                                               444,174           444,174
Credit Suisse First Boston Corp.,
  Bank Note, 1.140%, 09/08/04                                    222,087           222,087
Den Danske Bank, Eurodollar Term,
  1.020%, 01/30/04                                               666,261           666,261
Govco, Inc., Commercial Paper,
  1.072%, 02/12/04                                               664,004           664,004
Merrill Lynch & Co., Triparty Corporate,
  1.040%, 01/02/04                                             3,553,394         3,553,394
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.037%, 01/02/04                            454,101           454,101
Merrimac Cash Fund - Premium Class,
  Money Market Fund,
  0.976%, 01/02/04                                             1,066,018         1,066,018
Royal Bank of Canada, Eurodollar Term,
  1.050%, 02/27/04                                             1,110,436         1,110,436
Royal Bank of Scotland, Eurodollar Term,
  1.080%, 01/20/04                                             2,265,289         2,265,289
Royal Bank of Scotland, Eurodollar Term,
  1.090%, 03/03/04                                             1,110,436         1,110,436

                                              See Notes to Financial Statements.

                                                            PRINCIPAL          MARKET
                                                             AMOUNT            VALUE
                                                         ---------------   ---------------
SECURITY LENDING COLLATERAL (CONTINUED)
Svenska Handlesbanken, Eurodollar Term,
  1.085%, 01/15/04                                       $       888,348   $       888,348
Wells Fargo, Eurodollar Term,
  1.040%, 01/30/04                                               888,348           888,348
                                                                           ---------------
                                                                                16,837,760
                                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $16,837,760)                                 16,837,760
                                                                           ---------------
TOTAL INVESTMENTS AT MARKET VALUE (125.2%)                                 $    73,456,236
  (COST $63,118,916)
OTHER ASSETS IN EXCESS OF LIABILITIES (-25.2%)                                 (14,784,437)
                                                                           ---------------
NET ASSETS (100.0%)                                                        $    58,671,799
                                                                           ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $63,154,852. Unrealized gains and losses, based on identified tax cost at December 31, 2003, are as follows:

Unrealized gains                                                           $    10,774,765
Unrealized losses                                                                 (473,381)
                                                                           ---------------
  Net unrealized gain                                                      $    10,301,384
                                                                           ===============

*  Non-income producing security.

Category percentages are based on net assets.

See Notes to Financial Statements.

ING DSI ENHANCED INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
COMMON STOCKS (97.1%)
ADVERTISING (0.2%)
Omnicom Group, Inc.                                                1,200   $       104,796
                                                                           ---------------
AEROSPACE & DEFENSE (1.3%)
Boeing Co.                                                         3,200           134,848
General Dynamics Corp.                                               800            72,312
Lockheed Martin Corp.                                              1,700            87,380
Northrop Grumman Corp.                                               414            39,578
Raytheon Co.                                                       1,700            51,068
United Technologies, Inc.                                          1,700           161,109
                                                                           ---------------
                                                                                   546,295
                                                                           ---------------
AIRLINES (0.1%)
Delta Air Lines, Inc.                                                900            10,629
Southwest Airlines Co.                                             1,400            22,596
                                                                           ---------------
                                                                                    33,225
                                                                           ---------------
APPAREL RETAILERS (0.1%)
Limited Brands                                                     1,400            25,242
                                                                           ---------------
AUTOMOTIVE (1.0%)
Delphi Corp.                                                       1,900            19,399
Ford Motor Co.                                                     8,200           131,200
General Motors Corp.                                               3,000           160,200
Harley-Davidson, Inc.                                              2,100            99,813
                                                                           ---------------
                                                                                   410,612
                                                                           ---------------
BANKING (10.4%)
AmSouth Bancorp                                                    2,400            58,800
Bank of America Corp.                                              6,300           506,709
Bank of New York Co., Inc.                                         3,700           122,544
Bank One Corp.                                                     3,800           173,242
BB&T Corp.                                                         2,200            85,008
Charter One Financial, Inc.                                        1,435            49,579
Citigroup, Inc.                                                   21,700         1,053,318
Comerica, Inc.                                                       700            39,242
Fifth Third Bancorp                                                2,900           171,390
First Tennessee National Corp.                                       900            39,690
FleetBoston Financial Corp.                                        4,200           183,330
Golden West Financial Corp.                                          300            30,957
J.P. Morgan Chase & Co.                                            8,700           319,551
Marshall & Ilsley Corp.                                            1,400            53,550
National City Corp.                                                3,000           101,820
North Fork Bancorporation, Inc.                                      700            28,329
Northern Trust Corp.                                               1,200            55,704
PNC Financial Services Group                                         900            49,257
Regions Financial Corp.                                              300            11,160
Southtrust Corp.                                                     600            19,638
State Street Corp.                                                 1,300            67,704
SunTrust Banks, Inc.                                               1,200            85,800
Synovus Financial Corp.                                            2,700            78,084
U.S. Bancorp                                                       8,300   $       247,174
Wachovia Corp.                                                     4,700           218,973
Washington Mutual, Inc.                                            4,400           176,528
Wells Fargo & Co.                                                  7,500           441,675
                                                                           ---------------
                                                                                 4,468,756
                                                                           ---------------
BEVERAGES, FOOD & TOBACCO (5.4%)
Adolph Coors Co., Class B                                            400            22,440
Altria Group, Inc.                                                 8,300           451,686
Anheuser-Busch Co., Inc.                                           3,800           200,184
Archer-Daniels-Midland Co.                                         3,900            59,358
Campbell Soup Co.                                                  2,500            67,000
Coca-Cola Co.                                                     10,900           553,175
Coca-Cola Enterprises, Inc.                                        3,300            72,171
Conagra Foods, Inc.                                                2,700            71,253
General Mills, Inc.                                                1,600            72,480
Heinz (H.J.) Co.                                                   1,000            36,430
Hershey Foods Corp.                                                  300            23,097
Kellogg Co.                                                        2,500            95,200
McCormick & Company, Inc.                                            400            12,040
Pepsi Bottling Group, Inc.                                         2,000            48,360
PepsiCo, Inc.                                                      7,200           335,664
Sara Lee Corp.                                                     4,900           106,379
Wm. Wrigley Jr., Co.                                               1,500            84,315
                                                                           ---------------
                                                                                 2,311,232
                                                                           ---------------
BIOTECHNOLOGY (0.1%)
Chiron Corp.*                                                        200            11,398
MedImmune, Inc.*                                                   1,700            43,180
                                                                           ---------------
                                                                                    54,578
                                                                           ---------------
BUILDING MATERIALS (0.0%)
Vulcan Materials Co.                                                 400            19,028
                                                                           ---------------
BUSINESS MACHINES (2.4%)
Apple Computer, Inc.*                                                600            12,822
Gateway, Inc.*                                                     1,800             8,280
Hewlett-Packard Co.                                               13,866           318,502
International Business Machines Corp.                              7,400           685,832
                                                                           ---------------
                                                                                 1,025,436
                                                                           ---------------
BUSINESS SERVICES (2.0%)
Cintas Corp.                                                       1,900            95,247
Computer Sciences Corp.*                                           1,800            79,614
Convergys Corp.*                                                   2,000            34,920
FedEx Corp.                                                        1,000            67,500
Paychex, Inc.                                                      2,300            85,560
Sabre Holdings Corp.                                                 500            10,795
SunGard Data Systems, Inc.*                                        1,500            41,565
Unisys Corp.*                                                      1,200            17,820

                                              See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
BUSINESS SERVICES (CONTINUED)
United Parcel Service, Inc., Class B                               5,100   $       380,205
Xerox Corp.*                                                       2,200            30,360
                                                                           ---------------
                                                                                   843,586
                                                                           ---------------
CAPITAL EQUIPMENT (0.3%)
Honeywell International, Inc.                                      3,400           113,662
                                                                           ---------------
CHEMICALS (1.9%)
3M Co.                                                             2,800           238,084
Air Products & Chemicals, Inc.                                       800            42,264
Avery Dennison Corp.                                                 900            50,418
Dow Chemical Co.                                                   3,000           124,710
Du Pont (E.I.) de Nemours & Co.                                    4,300           197,327
Eastman Chemical Co.                                                 300            11,859
Ecolab, Inc.                                                       1,400            38,318
International Flavors & Fragrances, Inc.                           1,100            38,412
Monsanto Co.                                                       1,111            31,975
PPG Industries, Inc.                                                 200            12,804
Praxair, Inc.                                                        400            15,280
                                                                           ---------------
                                                                                   801,451
                                                                           ---------------
COMMERCIAL SERVICES (0.7%)
eBay, Inc.*                                                        3,100           200,229
H&R Block, Inc.                                                    1,400            77,518
Moody's Corp.                                                        300            18,165
                                                                           ---------------
                                                                                   295,912
                                                                           ---------------
COMPUTER SERVICES (0.7%)
Automatic Data Processing, Inc.                                    3,700           146,557
First Data Corp.                                                   3,800           156,142
                                                                           ---------------
                                                                                   302,699
                                                                           ---------------
COMPUTER SOFTWARE & PROCESSING (4.8%)
Adobe Systems, Inc.                                                  500            19,650
Citrix Systems, Inc.*                                              1,200            25,452
Computer Associates International, Inc.                            2,100            57,414
Compuware Corp.*                                                   1,400             8,456
Electronic Arts, Inc.*                                             1,300            62,114
Electronic Data Systems Corp.                                      2,300            56,442
Intuit, Inc.*                                                      1,100            58,201
Mercury Interactive Corp.*                                           300            14,592
Microsoft Corp.                                                   46,000         1,266,840
Oracle Corp.*                                                     24,200           319,440
PeopleSoft, Inc.*                                                  1,200            27,360
Siebel Systems, Inc.*                                              1,700            23,579
Symantec Corp.*                                                    1,000            34,650
Veritas Software Corp.*                                            2,500            92,900
                                                                           ---------------
                                                                                 2,067,090
                                                                           ---------------
COMPUTERS & INFORMATION (2.8%)
Cisco Systems, Inc.*                                              29,800   $       723,842
Dell, Inc.*                                                       11,100           376,956
Lexmark International, Inc.*                                         500            39,320
Network Appliance, Inc.*                                           2,600            53,378
Pitney Bowes, Inc.                                                   500            20,310
                                                                           ---------------
                                                                                 1,213,806
                                                                           ---------------
CONGLOMERATES (0.5%)
Textron, Inc.                                                        200            11,412
Tyco International Ltd.                                            8,400           222,600
                                                                           ---------------
                                                                                   234,012
                                                                           ---------------
CONSUMER GOODS AND SERVICES (0.8%)
Clorox Co.                                                         1,600            77,696
Eastman Kodak Co.                                                  1,700            43,639
Fortune Brands, Inc.                                                 200            14,298
Gillette Co.                                                       4,200           154,266
Newell Rubbermaid, Inc.                                            2,300            52,371
                                                                           ---------------
                                                                                   342,270
                                                                           ---------------
CONTAINERS & PACKAGING (0.1%)
Ball Corp.                                                           400            23,828
Bemis Co., Inc.                                                      200            10,000
                                                                           ---------------
                                                                                    33,828
                                                                           ---------------
COSMETICS & PERSONAL CARE (1.7%)
Avon Products, Inc.                                                  600            40,494
Colgate-Palmolive Co.                                              2,800           140,140
Proctor & Gamble Co.                                               5,500           549,340
                                                                           ---------------
                                                                                   729,974
                                                                           ---------------
DISTRIBUTION SERVICES (0.3%)
SYSCO Corp.                                                        3,300           122,859
                                                                           ---------------
DIVERSIFIED COMPUTER PRODUCTS (0.1%)
Sun Microsystems, Inc.*                                           11,200            50,288
                                                                           ---------------
EDUCATION (0.1%)
Apollo Group, Inc., Class A*                                         600            40,800
                                                                           ---------------
ELECTRIC UTILITIES (1.9%)
AES Corp.*                                                         2,800            26,432
American Electric Power Company, Inc.                                600            18,306
Calpine Corp.*                                                     1,000             4,810
CenterPoint Energy, Inc.                                             700             6,783
CMS Energy Corp.*                                                  1,000             8,520
Consolidated Edison, Inc.                                            300            12,903
Constellation Energy Group, Inc.                                   1,000            39,160
Dominion Resources, Inc.                                             800            51,064
DTE Energy Co.                                                       500            19,700
Duke Energy Corp.                                                  4,200            85,890

See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
ELECTRIC UTILITIES (CONTINUED)
Edison International*                                                600   $        13,158
Entergy Corp.                                                        200            11,426
Exelon Corp.                                                       1,700           112,812
FirstEnergy Corp.                                                    600            21,120
FPL Group, Inc.                                                      700            45,794
KeySpan Corp.                                                        900            33,120
NiSource, Inc.                                                     2,200            48,268
PPL Corp.                                                            800            35,000
Progress Energy, Inc.                                              1,300            58,838
Public Service Enterprise Group, Inc.                              1,100            48,180
Sempra Energy                                                        900            27,054
Southern Co.                                                       2,300            69,575
TECO Energy, Inc.                                                    600             8,646
TXU Corp.                                                            500            11,860
                                                                           ---------------
                                                                                   818,419
                                                                           ---------------
ELECTRONIC COMPONENTS (1.0%)
Analog Devices, Inc.                                               1,100            50,215
LSI Logic Corp.*                                                     800             7,096
Maxim Intergrated Products, Inc.                                   1,700            84,660
Texas Instruments, Inc.                                            7,400           217,412
Xilinx, Inc.*                                                      1,600            61,984
                                                                           ---------------
                                                                                   421,367
                                                                           ---------------
ELECTRONIC SYSTEMS (0.1%)
Applera Corp. - Applied Biosystems Group                           1,100            22,781
QLogic Corp.*                                                        700            36,120
                                                                           ---------------
                                                                                    58,901
                                                                           ---------------
ELECTRONICS (6.6%)
Advanced Micro Devices, Inc.*                                        500             7,450
Agilent Technologies, Inc.*                                          600            17,544
Altera Corp.*                                                      1,300            29,510
American Power Conversion Corp.                                      400             9,780
Applied Materials, Inc.*                                           5,300           118,985
Broadcom Corp., Class A*                                           1,000            34,090
EMC Corp.*                                                        10,100           130,492
Emerson Electric Co.                                               1,300            84,175
General Electric Co.                                              42,500         1,316,650
Intel Corp.                                                       26,300           846,860
Jabil Circuit, Inc.*                                                 600            16,980
JDS Uniphase Corp.*                                                4,100            14,965
Kla-Tencor Corp.*                                                    200            11,734
Linear Technology Corp.                                            1,500            63,105
Micron Technology, Inc.*                                           2,800            37,716
National Semiconductor Corp.*                                        600            23,646
NVIDIA Corp.*                                                      1,100            25,575
PerkinElmer, Inc.                                                    400             6,828
Sanmina-SCI Corp.*                                                 1,400            17,654
Solectron Corp.*                                                   2,200   $        13,002
Waters Corp.*                                                        600            19,896
                                                                           ---------------
                                                                                 2,846,637
                                                                           ---------------
ENTERTAINMENT & LEISURE (1.0%)
Carnival Corp. (Panama)                                            2,100            83,433
Harrah's Entertainment, Inc.                                         400            19,908
International Game Technology                                      1,900            67,830
Mattel, Inc.                                                       3,800            73,226
Walt Disney Co.                                                    7,900           184,307
                                                                           ---------------
                                                                                   428,704
                                                                           ---------------
FINANCIAL SERVICES (5.1%)
American Express Co.                                               4,600           221,858
Bear Stearns Companies, Inc.                                         300            23,985
Capital One Financial Corp.                                        1,000            61,290
Charles Schwab Corp.                                               7,000            82,880
Concord EFS, Inc.*                                                 2,100            31,164
Countrywide Financial Corp.                                        1,067            80,907
Fannie Mae                                                         4,000           300,240
Fiserv, Inc.*                                                      2,000            79,020
Freddie Mac                                                        2,800           163,296
Goldman Sachs Group, Inc. (The)                                    2,000           197,460
Janus Capital Group, Inc.                                            900            14,769
John Hancock Financial Services, Inc.                              1,900            71,250
Lehman Brothers Holdings                                           1,200            92,664
MBNA Corp.                                                         6,850           170,223
Mellon Financial Corp.                                               800            25,688
Merrill Lynch & Co.                                                3,100           181,815
Morgan Stanley                                                     4,700           271,989
Principal Financial Group, Inc.                                    1,300            42,991
SLM Corp.                                                          1,600            60,288
                                                                           ---------------
                                                                                 2,173,777
                                                                           ---------------
FOOD RETAILERS (0.7%)
Albertson's, Inc.                                                  2,700            61,155
Kroger Co. (The)*                                                  5,600           103,656
Safeway, Inc.*                                                     3,500            76,685
Starbucks Corp.*                                                   1,200            39,672
Winn-Dixie Stores, Inc.                                            1,000             9,950
                                                                           ---------------
                                                                                   291,118
                                                                           ---------------
FOREST PRODUCTS & PAPER (0.8%)
Boise Cascade Corp.                                                  400            13,144
Georgia-Pacific Corp.                                              1,300            39,871
International Paper Co.                                            1,000            43,110
Kimberly-Clark Corp.                                               2,500           147,725
Louisiana-Pacific Corp.*                                             600            10,728
MeadWestvaco Corp.                                                   482            14,340
Pactiv Corp.*                                                        800            19,120

                                              See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
FOREST PRODUCTS & PAPER (CONTINUED)
Sealed Air Corp.*                                                    300   $        16,242
Temple-Inland, Inc.                                                  200            12,534
Weyerhauser Co.                                                      500            32,000
                                                                           ---------------
                                                                                   348,814
                                                                           ---------------
HEALTH CARE PROVIDERS & SERVICES (1.2%)
HCA, Inc.                                                          2,300            98,808
Health Management Associates, Inc.,
  Class A                                                          1,600            38,400
McKesson Corp.                                                     2,300            73,968
St. Jude Medical, Inc.*                                              600            36,810
UnitedHealth Group, Inc.                                           2,500           145,450
WellPoint Health Networks, Inc.*                                   1,100           106,689
                                                                           ---------------
                                                                                   500,125
                                                                           ---------------
HEAVY MACHINERY (0.6%)
Black & Decker Corp.                                                 300            14,796
Caterpillar, Inc.                                                    800            66,416
Danaher Corp.                                                        400            36,700
Deere & Co.                                                          300            19,515
Illinois Tool Works, Inc.                                          1,100            92,301
Pall Corp.                                                           500            13,415
                                                                           ---------------
                                                                                   243,143
                                                                           ---------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (1.9%)
American Standard Companies, Inc.*                                   400            40,280
Bed Bath & Beyond, Inc.*                                           1,800            78,030
Centex Corp.                                                         200            21,530
Home Depot, Inc.                                                  11,000           390,390
Johnson Controls, Inc.                                               200            23,224
KB Home                                                              200            14,504
Lowe's Companies, Inc.                                             3,000           166,170
Masco Corp.                                                        1,700            46,597
Maytag Corp.                                                         800            22,280
Pulte Homes, Inc.                                                    300            28,086
                                                                           ---------------
                                                                                   831,091
                                                                           ---------------
HOUSEHOLD PRODUCTS (0.1%)
Tupperware Corp.                                                   2,200            38,148
                                                                           ---------------
INSURANCE (4.7%)
ACE Ltd. (Bermuda)                                                   300            12,426
Aetna, Inc.                                                          100             6,758
Aflac, Inc.                                                        2,900           104,922
Allstate Corp.                                                     3,300           141,966
Ambac Financial Group, Inc.                                          600            41,634
American International Group, Inc.                                11,000           729,080
Anthem, Inc.*                                                        800            60,000
Aon Corp.                                                          2,500   $        59,850
Chubb Corp.                                                          900            61,290
CIGNA Corp.                                                          600            34,500
Cincinnati Financial Corp.                                           200             8,376
Hartford Financial Services Group, Inc. (The)                        600            35,418
Humana, Inc.*                                                        600            13,710
Jefferson-Pilot Corp.                                                500            25,325
Loews Corp.                                                          300            14,835
Marsh & McLennan Cos., Inc.                                        2,400           114,936
MBIA, Inc.                                                           400            23,692
MetLife, Inc.                                                      3,800           127,946
MGIC Investment Corp.                                                400            22,776
Progressive Corp.                                                  1,100            91,949
Prudential Financial, Inc.                                         2,000            83,540
St. Paul Companies, Inc. (The)                                     1,600            63,440
Travelers Property Casualty Corp.,
  Class B                                                          6,263           106,283
UNUMProvident Corp.                                                  700            11,039
XL Capital Ltd. (Bermuda)                                            500            38,775
                                                                           ---------------
                                                                                 2,034,466
                                                                           ---------------
MEDIA--BROADCASTING & PUBLISHING (2.9%)
Clear Channel Communications, Inc.                                 2,800           131,124
Comcast Corp., Class A*                                            7,899           259,640
Gannett Co., Inc.                                                    700            62,412
McGraw-Hill Companies, Inc.                                          500            34,960
New York Times Co. (The), Class A                                    600            28,674
Time Warner, Inc.*                                                17,100           307,629
Tribune Co.                                                          500            25,800
Univision Communications, Inc., Class A*                           1,100            43,659
Viacom, Inc., Class B                                              7,600           337,288
                                                                           ---------------
                                                                                 1,231,186
                                                                           ---------------
MEDIA--INTERNET (0.3%)
Yahoo! Inc.*                                                       2,800           126,476
                                                                           ---------------
MEDICAL AND HEALTH PRODUCTS (2.0%)
Baxter International, Inc.                                         3,200            97,664
Becton Dickinson & Co.                                               900            37,026
Biomet, Inc.                                                       1,600            58,256
Boston Scientific Corp.*                                           2,300            84,548
Guidant Corp.                                                      1,300            78,260
Medtronic, Inc.                                                    5,700           277,077
Quest Diagnostics, Inc.*                                             800            58,488
Stryker Corp.                                                        900            76,509
Tenet Healthcare Corp.*                                              900            14,445
Zimmer Holdings, Inc.*                                             1,100            77,440
                                                                           ---------------
                                                                                   859,713
                                                                           ---------------

See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
METALS AND MINING (0.5%)
Alcoa, Inc.                                                        3,100   $       117,800
Freeport-McMoRan Copper & Gold, Inc.,
  Class B                                                            400            16,852
Newmont Mining Corp.                                                 700            34,027
United States Steel Corp.                                            700            24,514
Worthington Industries, Inc.                                         400             7,212
                                                                           ---------------
                                                                                   200,405
                                                                           ---------------
OIL & GAS (6.0%)
Amerada Hess Corp.                                                   400            21,268
Anadarko Petroleum Corp.                                           2,000           102,020
Apache Corp.                                                         862            69,908
Baker Hughes, Inc.                                                 1,500            48,240
BJ Services Co.*                                                     500            17,950
Burlington Resources, Inc.                                         1,500            83,070
ChevronTexaco Corp.                                                4,800           414,672
ConocoPhillips                                                     3,116           204,316
Devon Energy Corp.                                                 1,200            68,712
El Paso Corp.                                                      2,200            18,018
Exxon Mobil Corp.                                                 28,100         1,152,100
Halliburton Co.                                                    2,100            54,600
Kerr-Mcgee Corp.                                                     700            32,543
Kinder Morgan, Inc.                                                  700            41,370
Marathon Oil Corp.                                                 1,300            43,017
Nicor, Inc.                                                          600            20,424
Occidental Petroleum Corp.                                           800            33,792
Schlumberger Ltd.                                                  1,400            76,608
Transocean, Inc.*                                                    800            19,208
Unocal Corp.                                                       1,700            62,611
Williams Companies, Inc. (The)                                       800             7,856
                                                                           ---------------
                                                                                 2,592,303
                                                                           ---------------
PHARMACEUTICALS (10.3%)
Abbott Laboratories                                                7,000           326,200
AmerisourceBergen Corp.                                            1,100            61,765
Amgen, Inc.*                                                       5,168           319,382
Biogen Idec, Inc.*                                                 1,495            54,986
Bristol-Myers Squibb Co.                                          10,000           286,000
Cardinal Health, Inc.                                              2,400           146,784
Eli Lilly and Co.                                                  5,000           351,650
Forest Laboratories, Inc.*                                         2,200           135,960
Genzyme Corp.*                                                       400            19,736
Johnson & Johnson                                                 12,900           666,414
King Pharmaceuticals, Inc.*                                        1,200            18,312
Medco Health Solutions, Inc.*                                        557            18,933
Merck & Co., Inc.                                                 10,000           462,000
Pfizer, Inc.                                                      33,040         1,167,303
Schering-Plough Corp.                                              5,700            99,123
Sigma-Aldrich Corp.                                                  400   $        22,872
Wyeth                                                              6,400           271,680
                                                                           ---------------
                                                                                 4,429,100
                                                                           ---------------
POLLUTION CONTROL (0.1%)
Waste Management, Inc.                                             1,700            50,320
                                                                           ---------------
RAILROADS (0.3%)
Burlington Northern Santa Fe Corp.                                 1,300            42,055
CSX Corp.                                                            400            14,376
Norfolk Southern Corp.                                             1,600            37,840
Union Pacific Corp.                                                  700            48,636
                                                                           ---------------
                                                                                   142,907
                                                                           ---------------
REAL ESTATE (0.1%)
Equity Office Properties Trust (REIT)                                900            25,785
ProLogis (REIT)                                                      400            12,836
Simon Property Group, Inc. (REIT)                                    400            18,536
                                                                           ---------------
                                                                                    57,157
                                                                           ---------------
RESTAURANTS AND LODGING (0.9%)
Cendant Corp.*                                                     6,300           140,301
Darden Restaurants, Inc.                                           2,200            46,288
McDonald's Corp.                                                   6,200           153,946
Yum! Brands, Inc.*                                                 1,600            55,040
                                                                           ---------------
                                                                                   395,575
                                                                           ---------------
RETAILERS (5.1%)
Autozone, Inc.*                                                      400            34,084
Best Buy Co., Inc.                                                 1,850            96,644
Circuit City Stores - Circuit City Group                           1,200            12,156
Costco Wholesale Corp.*                                            2,500            92,950
CVS Corp.                                                          2,600            93,912
Dollar General Corp.                                                 500            10,495
Kohl's Corp.*                                                      2,000            89,880
May Department Stores Co. (The)                                      500            14,535
Nordstrom, Inc.                                                      400            13,720
Office Depot, Inc.*                                                2,500            41,775
Radioshack Corp.                                                   1,400            42,952
Sears, Roebuck and Co.                                               900            40,941
Staples, Inc.*                                                     2,500            68,250
Target Corp.                                                       3,800           145,920
The Gap, Inc.                                                      5,600           129,976
TJX Co., Inc.                                                      3,000            66,150
Toys 'R' Us, Inc.*                                                 1,300            16,432
Wal-Mart Stores, Inc.                                             18,700           992,035
Walgreen Co.                                                       5,500           200,090
                                                                           ---------------
                                                                                 2,202,897
                                                                           ---------------

                                              See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
TELECOMMUNICATIONS (4.8%)
ADC Telecommunications, Inc.*                                      3,000   $         8,910
ALLTEL Corp.                                                       1,800            83,844
AT&T Corp.                                                         4,720            95,816
AT&T Wireless Services, Inc.*                                     10,800            86,292
Avaya, Inc.*                                                       1,200            15,528
BellSouth Corp.                                                    9,000           254,700
CenturyTel, Inc.                                                     200             6,524
CIENA Corp.*                                                       1,400             9,296
Corning, Inc.*                                                     3,100            32,333
Lucent Technologies, Inc.*                                        13,400            38,056
Motorola, Inc.                                                    10,500           147,735
Nextel Communications, Inc., Class A*                              6,200           173,972
QUALCOMM, Inc.                                                     3,900           210,327
Qwest Communications International, Inc.*                          2,600            11,232
SBC Communications, Inc.                                          14,600           380,622
Sprint Corp.                                                       4,100            67,322
Sprint Corp. (PCS Group)*                                          3,600            20,232
Verizon Communications, Inc.                                      12,000           420,960
                                                                           ---------------
                                                                                 2,063,701
                                                                           ---------------
TEXTILES, CLOTHING & FABRICS (0.3%)
Jones Apparel Group, Inc.                                            800            28,184
Nike, Inc., Class B                                                1,400            95,844
                                                                           ---------------
                                                                                   124,028
                                                                           ---------------
TOTAL COMMON STOCKS (COST $40,383,247)                                          41,701,915
                                                                           ---------------
REGISTERED INVESTMENT COMPANIES (3.3%)
EXCHANGE TRADED FUNDS (3.3%)
Standard & Poors Depositary Receipts Trust,
  Series 1                                                        12,600         1,402,254
                                                                           ---------------
TOTAL REGISTERED INVESTMENT COMPANIES
  (COST $1,367,546)                                                              1,402,254
                                                                           ---------------

                                                            PRINCIPAL
                                                             AMOUNT
                                                         ---------------
SHORT-TERM INVESTMENTS (8.0%)
SECURITY LENDING COLLATERAL (8.0%)
Bank of Montreal, Eurodollar Term,
  1.060%, 01/15/04                                       $        35,226            35,226
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/03/04                                               135,226           135,226
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/12/04                                               360,602           360,602
BNP Paribas, Eurodollar Term,
  0.970%, 01/07/04                                               180,301           180,301
Credit Agricole Indosuez, Eurodollar Term,
  1.080%, 01/28/04                                                90,150            90,150

                                                            PRINCIPAL          MARKET
                                                             AMOUNT             VALUE
                                                         ---------------   ---------------
Credit Suisse First Boston Corp.,
  Bank Note, 1.140%, 09/08/04                            $        45,075   $        45,075
Den Danske Bank, Eurodollar Term,
  1.020%, 01/30/04                                               135,226           135,226
Govco, Inc., Commercial Paper,
  1.072%, 02/12/04                                               134,768           134,768
Merrill Lynch & Co., Triparty Corporate,
  1.040%, 01/02/04                                               721,204           721,204
Merrill Lynch Premier Institutional Fund,
  Money Market Fund,
  1.037%, 01/02/04                                                92,165            92,165
Merrimac Cash Fund - Premium Class,
  Money Market Fund,
  0.976%, 01/02/04                                               216,361           216,361
Royal Bank of Canada, Eurodollar Term,
  1.050%, 02/27/04                                               225,376           225,376
Royal Bank of Scotland, Eurodollar Term,
  1.080%, 01/20/04                                               459,768           459,768
Royal Bank of Scotland, Eurodollar Term,
  1.090%, 03/03/04                                               225,376           225,376
Svenska Handlesbanken, Eurodollar Term,
  1.085%, 01/15/04                                               180,301           180,301
Wells Fargo, Eurodollar Term,
  1.040%, 01/30/04                                               180,301           180,301
                                                                           ---------------
                                                                                 3,417,426
                                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $3,417,426)                                   3,417,426
                                                                           ---------------
TOTAL INVESTMENTS AT MARKET VALUE (108.4%)
  (COST $45,168,219)                                                       $    46,521,595
OTHER ASSETS IN EXCESS OF LIABILITIES (-8.4%)                                   (3,591,870)
                                                                           ---------------
NET ASSETS (100.0%)                                                        $    42,929,725
                                                                           ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $46,247,965. Unrealized gains and losses, based on identified tax cost at December 31, 2003, are as follows:

Unrealized gains                                                           $     3,355,940
Unrealized losses                                                               (3,082,310)
                                                                           ---------------
  Net unrealized gain                                                      $       273,630
                                                                           ===============

*  Non-income producing security.

REIT Real Estate Investment Trust

Category percentages are based on net assets.

See Notes to Financial Statements.

ING GOLDMAN SACHS CAPITAL GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                            NUMBER OF          MARKET
                                                             SHARES             VALUE
                                                         ---------------   ---------------
COMMON STOCKS (99.7%)
ADVERTISING (1.2%)
Lamar Advertising Co.*                                            31,700   $     1,183,044
                                                                           ---------------
AEROSPACE & DEFENSE (0.5%)
Lockheed Martin Corp.                                              8,800           452,320
                                                                           ---------------
BANKING (5.2%)
Citigroup, Inc.                                                   58,100         2,820,174
Golden West Financial Corp.                                        4,400           454,036
State Street Corp.                                                11,200           583,296
Wells Fargo & Co.                                                 20,000         1,177,800
                                                                           ---------------
                                                                                 5,035,306
                                                                           ---------------
BEVERAGES, FOOD & TOBACCO (4.2%)
Coca-Cola Co.                                                     19,800         1,004,850
PepsiCo, Inc.                                                     43,990         2,050,814
Wm. Wrigley Jr., Co.                                              17,000           955,570
                                                                           ---------------
                                                                                 4,011,234
                                                                           ---------------
BUSINESS SERVICES (1.2%)
Sabre Holdings Corp.                                              39,600           854,964
Valassis Communications, Inc.*                                    11,050           324,317
                                                                           ---------------
                                                                                 1,179,281
                                                                           ---------------
CHEMICALS (2.3%)
3M Co.                                                            16,000         1,360,480
Du Pont (E.I.) de Nemours & Co.                                   19,776           907,521
                                                                           ---------------
                                                                                 2,268,001
                                                                           ---------------
COMMERCIAL SERVICES (1.1%)
eBay, Inc.*                                                        9,000           581,310
Moody's Corp.                                                      7,400           448,070
                                                                           ---------------
                                                                                 1,029,380
                                                                           ---------------
COMPUTER SERVICES (2.3%)
First Data Corp.                                                  55,000         2,259,950
                                                                           ---------------
COMPUTER SOFTWARE & PROCESSING (5.9%)
Electronic Arts, Inc.*                                            11,200           535,136
Intuit, Inc.*                                                     16,100           851,851
Microsoft Corp.                                                  155,900         4,293,486
                                                                           ---------------
                                                                                 5,680,473
                                                                           ---------------
COMPUTERS & INFORMATION (5.2%)
Cisco Systems, Inc.*                                             121,500         2,951,235
Dell, Inc.*                                                       62,100         2,108,916
                                                                           ---------------
                                                                                 5,060,151
                                                                           ---------------
COSMETICS & PERSONAL CARE (3.9%)
Avon Products, Inc.                                               20,800   $     1,403,792
Colgate-Palmolive Co.                                             18,800           940,940
Proctor & Gamble Co.                                              14,000         1,398,320
                                                                           ---------------
                                                                                 3,743,052
                                                                           ---------------
ELECTRONIC COMPONENTS (2.4%)
Texas Instruments, Inc.                                           59,900         1,759,862
Xilinx, Inc.*                                                     13,900           538,486
                                                                           ---------------
                                                                                 2,298,348
                                                                           ---------------
ELECTRONICS (8.1%)
EMC Corp.*                                                       104,200         1,346,264
Energizer Holdings, Inc.*                                         11,933           448,203
General Electric Co.                                              90,000         2,788,200
Intel Corp.                                                      100,000         3,220,000
                                                                           ---------------
                                                                                 7,802,667
                                                                           ---------------
ENTERTAINMENT & LEISURE (0.5%)
Harrah's Entertainment, Inc.                                       5,000           248,850
Metro-Goldwyn-Mayer, Inc.*                                        15,104           258,127
                                                                           ---------------
                                                                                   506,977
                                                                           ---------------
FINANCIAL SERVICES (9.2%)
Charles Schwab Corp.                                              66,650           789,136
CheckFree Corp.*                                                  14,700           406,455
Fannie Mae                                                        29,200         2,191,752
Freddie Mac                                                       35,500         2,070,360
MBNA Corp.                                                        54,450         1,353,083
Merrill Lynch & Co.                                               13,400           785,910
Morgan Stanley                                                    14,600           844,902
SLM Corp.                                                         11,000           414,480
                                                                           ---------------
                                                                                 8,856,078
                                                                           ---------------
FOREST PRODUCTS & PAPER (0.5%)
Weyerhauser Co.                                                    7,500           480,000
                                                                           ---------------
HEALTH CARE PROVIDERS (0.7%)
Caremark Rx, Inc.*                                                26,000           658,580
                                                                           ---------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (0.8%)
Lowe's Companies, Inc.                                            13,800           764,382
                                                                           ---------------
INSURANCE (1.0%)
Ambac Financial Group, Inc.                                       13,550           940,235
                                                                           ---------------

                                              See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES             VALUE
                                                         ---------------   ---------------
MEDIA--BROADCASTING & PUBLISHING (13.4%)
Cablevision Systems Corp.,
  New York Group, Class A*                                        25,783   $       603,064
Clear Channel Communications, Inc.                                54,804         2,566,471
Cox Communications, Inc.*                                          7,500           258,375
Gannett Co., Inc.                                                  5,700           508,212
Liberty Media Corp., Class A*                                     61,700           733,613
McGraw-Hill Companies, Inc.                                       20,800         1,454,336
Time Warner, Inc.*                                                98,100         1,764,819
Tribune Co.                                                       12,200           629,520
Univision Communications, Inc., Class A*                          42,300         1,678,887
Viacom, Inc., Class B                                             62,712         2,783,159
                                                                           ---------------
                                                                                12,980,456
                                                                           ---------------
OIL & GAS (6.0%)
Anadarko Petroleum Corp.                                           8,200           418,282
Apache Corp.                                                       5,190           420,909
ChevronTexaco Corp.                                               15,136         1,307,599
Exxon Mobil Corp.                                                 81,568         3,344,288
Schlumberger Ltd.                                                  5,900           322,848
                                                                           ---------------
                                                                                 5,813,926
                                                                           ---------------
PHARMACEUTICALS (10.5%)
Amgen, Inc.*                                                      15,800           976,439
Eli Lilly and Co.                                                 23,600         1,659,788
Johnson & Johnson                                                 25,600         1,322,496
Merck & Co., Inc.                                                 15,400           711,480
Pfizer, Inc.                                                      98,550         3,481,772
Schering-Plough Corp.                                             23,300           405,187
Wyeth                                                             36,700         1,557,915
                                                                           ---------------
                                                                                10,115,077
                                                                           ---------------
RESTAURANTS AND LODGING (4.2%)
Cendant Corp.*                                                   104,059         2,317,394
Marriott International, Inc., Class A                             23,800         1,099,560
Starwood Hotels & Resorts Worldwide, Inc.                         16,900           607,893
                                                                           ---------------
                                                                                 4,024,847
                                                                           ---------------
RETAILERS (5.2%)
Dollar Tree Stores, Inc.*                                         26,000           781,560
Family Dollar Stores, Inc.                                        16,000           574,080
Wal-Mart Stores, Inc.                                             69,200         3,671,060
                                                                           ---------------
                                                                                 5,026,700
                                                                           ---------------

                                                            PRINCIPAL          MARKET
                                                             AMOUNT             VALUE
                                                         ---------------   ---------------
TELECOMMUNICATIONS (4.2%)
Crown Castle International Corp.*                        $        39,900   $       440,097
Echostar Communications Corp.*                                    25,600           870,400
QUALCOMM, Inc.                                                    51,800         2,793,574
                                                                           ---------------
                                                                                 4,104,071
                                                                           ---------------
TOTAL COMMON STOCKS (COST $97,903,863)                                          96,274,536
                                                                           ---------------
SHORT-TERM INVESTMENTS (5.0%)
SECURITY LENDING COLLATERAL (5.0%)
Bank of Montreal, Eurodollar Term,
  1.060%, 01/15/04                                                49,433            49,433
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/03/04                                               189,767           189,767
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/12/04                                               506,046           506,046
BNP Paribas, Eurodollar Term,
  0.970%, 01/07/04                                               253,023           253,023
Credit Agricole Indosuez, Eurodollar Term,
  1.080%, 01/28/04                                               126,511           126,511
Credit Suisse First Boston Corp.,
  Bank Note, 1.140%, 09/08/04                                     63,256            63,256
Den Danske Bank, Eurodollar Term,
  1.020%, 01/30/04                                               189,767           189,767
Govco, Inc., Commercial Paper,
  1.072%, 02/12/04                                               189,124           189,124
Merrill Lynch & Co., Triparty Corporate,
  1.040%, 01/02/04                                             1,012,092         1,012,092
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.037%, 01/02/04                            129,339           129,339
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 0.976%, 01/02/04                            303,627           303,627
Royal Bank of Canada, Eurodollar Term,
  1.050%, 02/27/04                                               316,279           316,279
Royal Bank of Scotland, Eurodollar Term,
  1.080%, 01/20/04                                               645,208           645,208
Royal Bank of Scotland, Eurodollar Term,
  1.090%, 03/03/04                                               316,279           316,279
Svenska Handlesbanken, Eurodollar Term,
  1.085%, 01/15/04                                               253,023           253,023
Wells Fargo, Eurodollar Term,
  1.040%, 01/30/04                                               253,023           253,023
                                                                           ---------------
                                                                                 4,795,797
                                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $4,795,797)                                   4,795,797
                                                                           ---------------
TOTAL INVESTMENTS AT MARKET VALUE (104.7%)
  (COST $102,699,660)                                                      $   101,070,333
OTHER ASSETS IN EXCESS OF LIABILITIES (-4.7%)                                   (4,556,622)
                                                                           ---------------
NET ASSETS (100.0%)                                                        $    96,513,711
                                                                           ===============

See Notes to Financial Statements.

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $103,720,704. Unrealized gains and losses, based on identified tax cost at December 31, 2003, are as follows:

Unrealized gains                                                           $     7,065,012
Unrealized losses                                                               (9,715,383)
                                                                           ---------------
  Net unrealized (loss)                                                    $    (2,650,371)
                                                                           ===============

*  Non-income producing security.

Category percentages are based on net assets.

                                              See Notes to Financial Statements.

ING GOLDMAN SACHS CORE EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                            NUMBER OF          MARKET
                                                             SHARES             VALUE
                                                         ---------------   ---------------
COMMON STOCKS (99.5%)
AEROSPACE & DEFENSE (0.2%)
Rockwell Collins, Inc.                                             5,700   $       171,171
                                                                           ---------------
AIRLINES (0.1%)
Southwest Airlines Co.                                             4,900            79,086
                                                                           ---------------
APPAREL MANUFACTURERS (0.6%)
Coach, Inc.*                                                      14,700           554,925
                                                                           ---------------
AUTOMOTIVE (2.2%)
Ford Motor Co.                                                    55,100           881,600
General Motors Corp.                                              23,200         1,238,880
                                                                           ---------------
                                                                                 2,120,480
                                                                           ---------------
BANKING (10.6%)
Bank of America Corp.                                             24,400         1,962,492
Citigroup, Inc.                                                   34,366         1,668,126
J.P. Morgan Chase & Co.                                           45,100         1,656,523
National City Corp.                                               23,400           794,196
Southtrust Corp.                                                  13,200           432,036
SunTrust Banks, Inc.                                              11,200           800,800
U.S. Bancorp                                                      31,800           947,004
UnionBanCal Corp.                                                  1,800           103,572
Wachovia Corp.                                                    32,200         1,500,198
Wells Fargo & Co.                                                  5,900           347,451
                                                                           ---------------
                                                                                10,212,398
                                                                           ---------------
BEVERAGES, FOOD & TOBACCO (4.0%)
Altria Group, Inc.                                                 1,800            97,956
Archer-Daniels-Midland Co.                                        67,899         1,033,423
Coca-Cola Co.                                                      4,400           223,300
Kraft Foods, Inc.                                                 27,600           889,272
R.J. Reynolds Tobacco Holdings, Inc.                              13,500           785,025
Tyson Foods, Inc., Class A                                        64,900           859,276
                                                                           ---------------
                                                                                 3,888,252
                                                                           ---------------
BIOTECHNOLOGY (0.3%)
Genentech, Inc.*                                                   3,200           299,424
                                                                           ---------------
BUSINESS MACHINES (1.9%)
Hewlett-Packard Co.                                               53,869         1,237,371
International Business Machines Corp.                              6,600           611,688
                                                                           ---------------
                                                                                 1,849,059
                                                                           ---------------
BUSINESS SERVICES (3.8%)
Accenture, Ltd., Class A (Bermuda)*                               36,500           960,680
Computer Sciences Corp.*                                          10,500           464,415
Convergys Corp.*                                                   6,300           109,998
Deluxe Corp.                                                       9,300           384,369
FedEx Corp.                                                        8,900   $       600,750
United Parcel Service, Inc., Class B                              14,600         1,088,430
                                                                           ---------------
                                                                                 3,608,642
                                                                           ---------------
CAPITAL EQUIPMENT (0.1%)
Rockwell Automation, Inc.                                          3,500           124,600
                                                                           ---------------
CHEMICALS (3.5%)
3M Co.                                                            18,500         1,573,055
Dow Chemical Co.                                                  16,500           685,905
Monsanto Co.                                                      35,400         1,018,812
Sherwin-Williams Co.                                               2,900           100,746
                                                                           ---------------
                                                                                 3,378,518
                                                                           ---------------
COMMERCIAL SERVICES (1.1%)
Moody's Corp.                                                     17,300         1,047,515
                                                                           ---------------
COMMUNICATIONS (0.1%)
Telephone & Data Systems, Inc.                                     2,000           125,100
                                                                           ---------------
COMPUTER SOFTWARE & PROCESSING (5.2%)
Adobe Systems, Inc.                                               24,400           958,920
BMC Software, Inc.*                                                7,700           143,605
Computer Associates International, Inc.                           38,600         1,055,324
GTECH Holdings Corp.                                               2,400           118,776
IMS Health, Inc.                                                   4,700           116,842
Microsoft Corp.                                                   66,900         1,842,426
Symantec Corp.*                                                   22,900           793,485
                                                                           ---------------
                                                                                 5,029,378
                                                                           ---------------
COMPUTERS & INFORMATION (1.6%)
Cisco Systems, Inc.*                                              26,000           631,540
Dell, Inc.*                                                       26,500           899,940
Seagate Technology Inc. Escrow*                                    2,200                 0
                                                                           ---------------
                                                                                 1,531,480
                                                                           ---------------
CONSUMER GOODS AND SERVICES (0.7%)
Gillette Co.                                                      18,400           675,832
                                                                           ---------------
COSMETICS & PERSONAL CARE (3.3%)
Avon Products, Inc.                                               16,100         1,086,589
Proctor & Gamble Co.                                              21,200         2,117,456
                                                                           ---------------
                                                                                 3,204,045
                                                                           ---------------
DISTRIBUTION SERVICES (1.2%)
SYSCO Corp.                                                       31,700         1,180,191
                                                                           ---------------
EDUCATION (0.4%)
ITT Educational Services, Inc.*                                    8,900           418,033
                                                                           ---------------

See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
ELECTRIC UTILITIES (1.6%)
Allegheny Energy, Inc.*                                            8,600   $       109,736
Edison International*                                             46,700         1,024,131
Entergy Corp.                                                      4,900           279,937
Exelon Corp.                                                       1,900           126,084
                                                                           ---------------
                                                                                 1,539,888
                                                                           ---------------
ELECTRONIC COMPONENTS (1.6%)
Avnet, Inc.*                                                       8,500           184,110
LSI Logic Corp.*                                                  29,600           262,552
Texas Instruments, Inc.                                           36,900         1,084,122
                                                                           ---------------
                                                                                 1,530,784
                                                                           ---------------
ELECTRONICS (6.5%)
Agilent Technologies, Inc.*                                       14,900           435,676
Arrow Electronics, Inc.*                                           4,000            92,560
Emerson Electric Co.                                               2,300           148,925
General Electric Co.                                              63,500         1,967,230
Intel Corp.                                                       90,700         2,920,540
National Semiconductor Corp.*                                      6,100           240,401
SanDisk Corp.*                                                     8,200           501,348
                                                                           ---------------
                                                                                 6,306,680
                                                                           ---------------
ENTERTAINMENT & LEISURE (0.6%)
Walt Disney Co.                                                   22,800           531,924
                                                                           ---------------
FINANCIAL SERVICES (4.7%)
AmeriCredit Corp.*                                                 6,800           108,324
CIT Group, Inc.                                                   19,100           686,645
MBNA Corp.                                                        21,800           541,730
Merrill Lynch & Co.                                               25,100         1,472,115
Principal Financial Group, Inc.                                   30,500         1,008,635
SLM Corp.                                                         17,700           666,936
                                                                           ---------------
                                                                                 4,484,385
                                                                           ---------------
FOREST PRODUCTS & PAPER (0.3%)
Boise Cascade Corp.                                                8,700           285,882
                                                                           ---------------
HEALTH CARE PROVIDERS & SERVICES (2.0%)
McKesson Corp.                                                    30,300           974,448
UnitedHealth Group, Inc.                                          17,000           989,060
                                                                           ---------------
                                                                                 1,963,508
                                                                           ---------------
HEAVY MACHINERY (0.1%)
AGCO Corp.*                                                        5,000           100,700
                                                                           ---------------
INSURANCE (4.0%)
American International Group, Inc.                                 9,857           653,322
Fidelity National Financial, Inc.                                  2,575            99,858
Loews Corp.                                                        3,600           178,020
MBIA, Inc.                                                         7,500           444,225
MetLife, Inc.                                                     35,100         1,181,817
Prudential Financial, Inc.                                        27,700   $     1,157,029
Travelers Property Casualty Corp., Class B                         9,903           168,054
                                                                           ---------------
                                                                                 3,882,325
                                                                           ---------------
MEDIA--BROADCASTING & PUBLISHING (5.2%)
Comcast Corp., Class A*                                           20,806           683,893
Fox Entertainment Group, Inc.*                                    32,600           950,290
Time Warner, Inc.*                                                95,550         1,718,944
Viacom, Inc., Class B                                             38,139         1,692,609
                                                                           ---------------
                                                                                 5,045,736
                                                                           ---------------
MEDICAL AND HEALTH PRODUCTS (3.2%)
Boston Scientific Corp.*                                           7,700           283,052
Guidant Corp.                                                     18,800         1,131,760
Medtronic, Inc.                                                   11,200           544,432
Zimmer Holdings, Inc.*                                            15,700         1,105,280
                                                                           ---------------
                                                                                 3,064,524
                                                                           ---------------
METALS AND MINING (0.3%)
Alcoa, Inc.                                                        3,500           133,000
Freeport-McMoRan Copper & Gold, Inc.,
  Class B                                                          4,300           181,159
                                                                           ---------------
                                                                                   314,159
                                                                           ---------------
OIL & GAS (5.7%)
Apache Corp.                                                       1,160            94,076
ConocoPhillips                                                     1,479            96,978
Devon Energy Corp.                                                11,500           658,490
Exxon Mobil Corp.                                                 38,172         1,565,052
Occidental Petroleum Corp.                                         7,500           316,800
Sunoco, Inc.                                                      17,800           910,470
Transocean, Inc.*                                                 43,000         1,032,430
Valero Energy Corp.                                               16,800           778,512
                                                                           ---------------
                                                                                 5,452,808
                                                                           ---------------
PHARMACEUTICALS (8.8%)
Allergan, Inc.                                                     7,400           568,394
American Pharmaceutical Partners, Inc.*                           12,500           420,000
Amgen, Inc.*                                                      23,016         1,422,389
Eli Lilly and Co.                                                  2,000           140,660
Gilead Sciences, Inc.*                                            11,700           680,238
Johnson & Johnson                                                 46,400         2,397,024
Medco Health Solutions, Inc.*                                      4,088           138,951
Merck & Co., Inc.                                                 15,100           697,620
Mylan Laboratories, Inc.                                           3,650            92,199
Pfizer, Inc.                                                      55,695         1,967,704
                                                                           ---------------
                                                                                 8,525,179
                                                                           ---------------

                                              See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
POLLUTION CONTROL (1.1%)
Waste Management, Inc.                                            35,000   $     1,036,000
                                                                           ---------------
RAILROADS (0.1%)
Burlington Northern Santa Fe Corp.                                 2,900            93,815
                                                                           ---------------
REAL ESTATE (0.4%)
Equity Office Properties Trust (REIT)                             13,100           375,315
                                                                           ---------------
RETAILERS (5.8%)
Autonation, Inc.*                                                 47,000           863,390
Best Buy Co., Inc.                                                 1,600            83,584
Big Lots, Inc.*                                                    6,800            96,628
CVS Corp.                                                          8,300           299,796
Federated Department Stores, Inc.                                 22,000         1,036,860
J.C. Penney Company, Inc.                                          3,600            94,608
Longs Drug Stores Corp.                                            4,100           101,434
Radioshack Corp.                                                   3,000            92,040
Saks, Inc.*                                                       19,800           297,792
Sears, Roebuck and Co.                                             8,600           391,214
Staples, Inc.*                                                    38,200         1,042,860
Wal-Mart Stores, Inc.                                             23,000         1,220,150
                                                                           ---------------
                                                                                 5,620,356
                                                                           ---------------
TELECOMMUNICATIONS (6.6%)
AT&T Wireless Services, Inc.*                                     66,562           531,830
Avaya, Inc.*                                                      57,100           738,874
BellSouth Corp.                                                   19,200           543,360
CenturyTel, Inc.                                                   3,400           110,908
Motorola, Inc.                                                    85,100         1,197,357
PanAmSat Corp.*                                                    3,700            79,772
QUALCOMM, Inc.                                                     5,600           302,008
SBC Communications, Inc.                                          53,822         1,403,140
Scientific-Atlanta, Inc.                                           6,400           174,720
Sprint Corp.                                                      67,100         1,101,782
United States Cellular Corp.*                                      6,000           213,000
                                                                           ---------------
                                                                                 6,396,751
                                                                           ---------------
TOTAL COMMON STOCKS (COST $85,082,349)                                          96,048,848
                                                                           ---------------

                                                            PRINCIPAL
                                                             AMOUNT
                                                         ---------------
SHORT-TERM INVESTMENTS (6.9%)
SECURITY LENDING COLLATERAL (6.9%)
Bank of Montreal, Eurodollar Term,
  1.060%, 01/15/04                                       $        68,371            68,371
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/03/04                                               262,466           262,466
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/12/04                                               699,909           699,909

                                                            PRINCIPAL          MARKET
                                                             AMOUNT            VALUE
                                                         ---------------   ---------------
SECURITY LENDING COLLATERAL (CONTINUED)
BNP Paribas, Eurodollar Term,
  0.970%, 01/07/04                                       $       349,954   $       349,954
Credit Agricole Indosuez, Eurodollar Term,
  1.080%, 01/28/04                                               174,977           174,977
Credit Suisse First Boston Corp.,
  Bank Note, 1.140%, 09/08/04                                     87,489            87,489
Den Danske Bank, Eurodollar Term,
  1.020%, 01/30/04                                               262,466           262,466
Govco, Inc., Commercial Paper,
  1.072%, 02/12/04                                               261,576           261,576
Merrill Lynch & Co., Triparty Corporate,
  1.040%, 01/02/04                                             1,399,817         1,399,817
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.037%, 01/02/04                            178,888           178,888
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 0.976%, 01/02/04                            419,945           419,945
Royal Bank of Canada, Eurodollar Term,
  1.050%, 02/27/04                                               437,443           437,443
Royal Bank of Scotland, Eurodollar Term,
  1.080%, 01/20/04                                               892,384           892,384
Royal Bank of Scotland, Eurodollar Term,
  1.090%, 03/03/04                                               437,443           437,443
Svenska Handlesbanken, Eurodollar Term,
  1.085%, 01/15/04                                               349,954           349,954
Wells Fargo, Eurodollar Term,
  1.040%, 01/30/04                                               349,954           349,954
                                                                           ---------------
                                                                                 6,633,036
                                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $6,633,036)                                   6,633,036
                                                                           ---------------
TOTAL INVESTMENTS AT MARKET VALUE (106.4%)                                 $   102,681,884
  (COST $91,715,385)
OTHER ASSETS IN EXCESS OF LIABILITIES (-6.4%)                                   (6,182,752)
                                                                           ---------------
NET ASSETS (100.0%)                                                        $    96,499,132
                                                                           ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $91,995,184. Unrealized gains and losses, based on identified tax cost at December 31, 2003, are as follows:

Unrealized gains                                                           $    12,338,804
Unrealized losses                                                               (1,652,104)
                                                                           ---------------
  Net unrealized gain                                                      $    10,686,700
                                                                           ===============

*  Non-income producing security.

REIT Real Estate Investment Trust

Category percentages are based on net assets.

See Notes to Financial Statements.

ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
COMMON STOCKS (97.5%)
AUSTRALIA (2.2%)
National Australia Bank Ltd.+                                     69,300   $     1,558,674
News Corp., Ltd. (The)                                           169,750         1,532,990
BHP Billiton Ltd.+                                               269,000         2,447,704
Woodside Petroleum Ltd.+                                         179,220         2,002,009
                                                                           ---------------
                                                                                 7,541,377
                                                                           ---------------
BELGIUM (1.9%)
Dexia+                                                           240,350         4,153,707
Fortis+                                                          124,560         2,513,804
                                                                           ---------------
                                                                                 6,667,511
                                                                           ---------------
BRAZIL (0.7%)
Companhia Vale do Rio Doce (CVRD) ADR                             40,000         2,340,000
                                                                           ---------------
FINLAND (2.0%)
Nokia Oyj+                                                       414,820         7,082,122
                                                                           ---------------
FRANCE (12.9%)
BNP Paribas SA+                                                   84,350         5,325,916
Compagnie de Saint-Gobain+                                       116,030         5,690,883
Imerys SA                                                         21,137         4,440,180
Dassault Systemes SA+                                             70,853         3,238,497
Axa+                                                             245,250         5,267,300
Total SA+                                                         77,242        14,320,468
Aventis SA+                                                       98,188         6,504,511
                                                                           ---------------
                                                                                44,787,755
                                                                           ---------------
GERMANY (6.6%)
Bayerische Motoren Werke (BMW) AG                                124,490         5,734,958
BASF AG+                                                          31,500         1,757,457
Siemens AG+                                                       51,740         4,125,170
Deutsche Bank AG+                                                 64,950         5,345,026
Schering AG                                                       54,000         2,733,354
Deutsche Post AG+                                                161,080         3,322,141
                                                                           ---------------
                                                                                23,018,106
                                                                           ---------------
IRELAND (0.8%)
Bank of Ireland+                                                 203,100         2,776,001
                                                                           ---------------
ITALY (5.0%)
ENI SpA+                                                         713,740        13,515,923
Telecom Italia SpA*                                            1,951,013         3,971,377
                                                                           ---------------
                                                                                17,487,300
                                                                           ---------------
JAPAN (19.7%)
Honda Motor Co., Ltd.+                                           115,300         5,178,860
Shin-Etsu Chemical Co., Ltd.+                                     62,100         2,549,266
Secom Co., Ltd.+                                                  68,500         2,570,536
Nippon Telegraph & Telephone Corp.+                                  530         2,584,879
Mitsubishi Corp.+                                                220,000   $     2,344,936
Sony Corp.+                                                       55,900         1,937,128
Hirose Electric Co., Ltd.+                                        21,000         2,416,544
Matsushita Electric Industrial Co., Ltd.                         167,000         2,323,732
Sharp Corp.+                                                     138,000         2,184,263
Fuji Photo Film Co., Ltd.+                                       111,000         3,625,479
Nintendo Co., Ltd.+                                               25,000         2,333,296
Acom Co., Ltd.+                                                   26,440         1,211,638
Mitsubishi Tokyo Financial Group, Inc.+                              410         3,196,570
Nikko Cordial Corp.+                                             541,000         3,052,528
Sumitomo Corp.+                                                  461,000         3,452,816
Takefuji Corp.+                                                   30,780         1,445,505
Nippon Unipac Holding+                                               290         1,499,355
Kao Corp.+                                                       123,000         2,505,440
Hoya Corp.+                                                       46,700         4,293,589
Canon, Inc.+                                                     141,000         6,704,507
Chugai Pharmaceutical Co., Ltd.                                  128,900         1,853,283
Takeda Chemicals Industries, Ltd.+                               106,100         4,219,824
Yamanouchi Pharmaceutical Co., Ltd.+                              99,800         3,112,215
NTT DoCoMo, Inc.+                                                    850         1,943,519
                                                                           ---------------
                                                                                68,539,708
                                                                           ---------------
NETHERLANDS (5.3%)
Heineken N.V                                                      13,078           497,637
Koninklijke Philips Electronics N.V.+                            196,400         5,741,324
ABN Amro Holdings N.V.+                                          237,220         5,568,894
Reed Elsevier N.V.+                                              256,250         3,175,319
Wolters Kluwer N.V                                               209,780         3,278,643
                                                                           ---------------
                                                                                18,261,817
                                                                           ---------------
RUSSIA (0.3%)
YUKOS ADR                                                         26,369         1,123,319
                                                                           ---------------
SOUTH KOREA (2.2%)
Kookmin Bank+                                                      9,481           359,039
Samsung Electronics Co., Ltd.+                                    10,330         3,909,780
POSCO ADR                                                         57,470         1,952,256
SK Telecom Co., Ltd.                                              76,200         1,421,130
                                                                           ---------------
                                                                                 7,642,205
                                                                           ---------------
SPAIN (2.5%)
Banco Popular Espanol SA+                                         94,300         5,632,754
Altadis SA+                                                      106,560         3,017,287
                                                                           ---------------
                                                                                 8,650,041
                                                                           ---------------
SWEDEN (1.4%)
Nordea AB+                                                       653,310         4,907,900
                                                                           ---------------
SWITZERLAND (7.9%)
Nestle SA+                                                        28,464         7,106,867
Holcim Ltd.                                                       92,300         4,297,882

                                              See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
SWITZERLAND (CONTINUED)
Zurich Financial Services AG*+                                    21,135   $     3,054,547
Novartis AG+                                                     147,060         6,729,758
Roche Holding AG-Genusss+                                         60,780         6,143,056
                                                                           ---------------
                                                                                27,332,110
                                                                           ---------------
UNITED KINGDOM (26.1%)
GKN PLC+                                                         358,969         1,714,799
Barclays PLC+                                                    749,450         6,712,546
Royal Bank of Scotland Group PLC+                                160,442         4,729,851
Standard Chartered PLC+                                          190,300         3,145,853
Allied Domecq PLC+                                               383,680         2,966,974
Morrison (Wm.) Supermarkets+                                     595,400         2,408,804
Wolseley PLC+                                                    371,200         5,244,919
Compass Group PLC+                                               372,840         2,538,613
National Grid Transco Group PLC+                                 457,648         3,288,219
Schroders PLC+                                                   282,130         2,894,998
Tesco PLC                                                      1,658,881         7,642,718
Reckitt Benckiser PLC+                                           210,670         4,760,762
Aviva PLC+                                                       277,170         2,443,315
GlaxoSmithkline PLC+                                             401,123         9,244,357
Rio Tinto PLC+                                                    79,655         2,189,029
BG Group PLC+                                                  1,165,720         5,977,043
Centrica PLC                                                     735,200         2,772,821
British Land Co. PLC+                                            300,000         3,137,433
InterContinental Hotels Group PLC                                250,000         2,363,903
Kingfisher PLC+                                                  431,000         2,153,991
Vodafone Group PLC+                                            5,071,935        12,583,137
                                                                           ---------------
                                                                                90,914,085
                                                                           ---------------
TOTAL COMMON STOCKS (COST $262,848,238)                                        339,071,357
                                                                           ---------------
CONVERTIBLE PREFERRED STOCKS (0.1%)
FRANCE (0.1%)
AXA                                                               15,328           308,917
                                                                           ---------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $228,753)                                 308,917
                                                                           ---------------

                                                            PRINCIPAL
                                                             AMOUNT
                                                         ---------------
SHORT-TERM INVESTMENTS (6.0%)
SECURITY LENDING COLLATERAL (6.0%)
Bank of Montreal, Eurodollar Term, 1.060%,
  01/15/04                                               $       216,123           216,123
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/03/04                                               829,660           829,660
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/12/04                                             2,212,427         2,212,427
BNP Paribas, Eurodollar Term, 0.970%,
  01/07/04                                                     1,106,214         1,106,214

                                                            PRINCIPAL          MARKET
                                                             AMOUNT            VALUE
                                                         ---------------   ---------------
SECURITY LENDING COLLATERAL (CONTINUED)
Credit Agricole Indosuez, Eurodollar Term,
  1.080%, 01/28/04                                       $       553,107   $       553,107
Credit Suisse First Boston Corp., Bank Note,
  1.140%, 09/08/04                                               276,553           276,553
Den Danske Bank, Eurodollar Term,
  1.020%, 01/30/04                                               829,660           829,660
Govco, Inc., Commercial Paper, 1.072%,
  02/12/04                                                       826,849           826,849
Merrill Lynch & Co., Triparty Corporate,
  1.040%, 01/02/04                                             4,424,855         4,424,855
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.037%, 01/02/04                            565,468           565,468
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 0.976%, 01/02/04                          1,327,457         1,327,457
Royal Bank of Canada, Eurodollar Term,
  1.050%, 02/27/04                                             1,382,767         1,382,767
Royal Bank of Scotland, Eurodollar Term,
  1.080%, 01/20/04                                             2,820,845         2,820,845
Royal Bank of Scotland, Eurodollar Term,
  1.090%, 03/03/04                                             1,382,767         1,382,767
Svenska Handlesbanken, Eurodollar Term,
  1.085%, 01/15/04                                             1,106,214         1,106,214
Wells Fargo, Eurodollar Term, 1.040%,
  01/30/04                                                     1,106,214         1,106,214
                                                                           ---------------
                                                                                20,967,180
                                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $20,967,180)                                 20,967,180
                                                                           ---------------
TOTAL INVESTMENTS AT MARKET VALUE (103.6%)
  (COST $284,044,171)                                                      $   360,347,454
OTHER ASSETS IN EXCESS OF LIABILITIES (-3.6%)                                  (12,562,801)
                                                                           ---------------
NET ASSETS (100.0%)                                                        $   347,784,653
                                                                           ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $288,690,825. Unrealized gains and losses, based on identified tax cost at December 31, 2003, are as follows:

Unrealized gains                                                           $    73,499,553
Unrealized losses                                                               (1,842,924)
                                                                           ---------------
  Net unrealized gain                                                      $    71,656,629
                                                                           ===============

+  Fair valued by the Board of Directors

*  Non-income producing security.

ADR American Depository Receipt

Category percentages are based on total net assets.

See Notes to Financial Statements.

ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO
SECTOR DIVERSIFICATION (UNAUDITED)
DECEMBER 31, 2003


                                          % of
                                        NET ASSETS         VALUE
                                        ----------    ---------------
Oil & Gas                                 10.9%       $    37,709,574
Banking                                   10.6             36,908,145
Pharmaceuticals                            9.0             31,296,001
Financial Services                         8.9             31,075,875
Telecommunications                         7.8             27,001,285
Building Materials                         5.7             19,673,864
Beverages, Food & Tobacco                  4.6             15,997,569
Automotive                                 3.6             12,628,617
Electronic Components                      3.3             11,588,232
Insurance                                  3.2             11,074,079
Electronics                                3.2             11,049,709
Medical and Health Products                2.7              9,244,357
Media - Broadcasting & Publishing          2.3              7,986,952
Food Retailers                             2.2              7,642,718
Household Products                         2.1              7,266,202
Office Equipment & Supplies                1.9              6,704,507
Entertainment & Leisure                    1.7              5,958,775
Metals and Mining                          1.4              4,787,704
Chemicals                                  1.2              4,306,723
Medical & Bio-Technology                   1.2              4,293,589
Transportation                             1.0              3,322,141
Electric Utilities                         1.0              3,288,219
Computer Software & Processing             0.9              3,238,497
Real Estate                                0.9              3,137,433
Communications                             0.7              2,584,879
Commercial Services                        0.7              2,570,536
Distribution Services                      0.7              2,538,613
Restaurants and Lodging                    0.7              2,363,903
Conglomerates                              0.7              2,344,936
Mining                                     0.6              2,189,029
Retailers                                  0.6              2,153,991
Oil Services                               0.6              2,002,009
Metals                                     0.6              1,952,256
Forest Products & Paper                    0.4              1,499,355
                                         -----        ---------------
TOTAL COMMON AND CONVERTIBLE
  PREFERRED STOCKS                        97.6%       $   339,380,274
SHORT-TERM INVESTMENTS                     6.0             20,967,180
                                         -----        ---------------
TOTAL INVESTMENTS                        103.6%       $   360,347,454
                                         =====        ===============

                                              See Notes to Financial Statements.

ING JPMORGAN MID CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
COMMON STOCKS (95.9%)
AEROSPACE & DEFENSE (0.6%)
United Defense Industries, Inc.*                                   6,500   $       207,220
                                                                           ---------------
AUTOMOTIVE (0.9%)
Genuine Parts Co.                                                  9,600           318,720
                                                                           ---------------
BANKING (14.0%)
Banknorth Group, Inc.                                              5,800           188,674
BB&T Corp.                                                        11,600           448,224
Charter One Financial, Inc.                                        7,900           272,945
Compass Bancshares, Inc.                                           4,200           165,102
Cullen/Frost Bankers, Inc.                                         7,300           296,161
Golden West Financial Corp.                                        8,200           846,158
M&T Bank Corp.                                                     2,300           226,090
North Fork Bancorporation, Inc.                                   17,200           696,084
TCF Financial Corp.                                               10,400           534,040
Washington Federal, Inc.                                           3,800           107,920
Webster Financial Corp.                                            6,200           284,332
Wilmington Trust Corp.                                            20,800           748,800
                                                                           ---------------
                                                                                 4,814,530
                                                                           ---------------
BEVERAGES, FOOD & TOBACCO (4.2%)
Brown-Forman Corp., Class B                                        2,900           271,005
Constellation Brands, Inc., Class A*                               6,400           210,752
Dean Foods Co.*                                                   17,550           576,869
Hormel Foods Corp.                                                 8,500           219,385
J.M. Smucker Co. (The)                                             3,773           170,879
                                                                           ---------------
                                                                                 1,448,890
                                                                           ---------------
BUILDING MATERIALS (2.4%)
Florida Rock Industries, Inc.                                      7,700           422,345
Vulcan Materials Co.                                               8,700           413,859
                                                                           ---------------
                                                                                   836,204
                                                                           ---------------
BUSINESS SERVICES (2.9%)
Deluxe Corp.                                                      10,300           425,699
Hewitt Associates, Inc., Class A*                                  9,300           278,070
Interactive Data Corp.*                                           18,700           309,672
                                                                           ---------------
                                                                                 1,013,441
                                                                           ---------------
CHEMICALS (1.2%)
Sherwin-Williams Co.                                              12,400           430,776
                                                                           ---------------
COMMERCIAL SERVICES (1.3%)
Equifax, Inc.                                                      2,900            71,050
H&R Block, Inc.                                                    6,600           365,442
                                                                           ---------------
                                                                                   436,492
                                                                           ---------------
COMMUNICATIONS (1.0%)
Telephone & Data Systems, Inc.                                     5,600           350,280
                                                                           ---------------
COMPUTER SOFTWARE & PROCESSING (2.8%)
Computer Associates International, Inc.                            7,600   $       207,784
DST Systems, Inc.*                                                11,600           484,416
IMS Health, Inc.                                                  10,800           268,488
                                                                           ---------------
                                                                                   960,688
                                                                           ---------------
COMPUTERS & INFORMATION (0.7%)
Lexmark International, Inc.*                                       3,200           251,648
                                                                           ---------------
CONSUMER GOODS AND SERVICES (1.2%)
Fortune Brands, Inc.                                               1,800           128,682
NBTY, Inc.*                                                       10,000           268,600
                                                                           ---------------
                                                                                   397,282
                                                                           ---------------
ELECTRIC UTILITIES (4.4%)
Dominion Resources, Inc.                                           5,900           376,597
Energy East Corp.                                                 14,000           313,600
Pepco Holdings, Inc.                                              15,100           295,054
SCANA Corp.                                                        9,800           335,650
Sempra Energy                                                      6,100           183,366
                                                                           ---------------
                                                                                 1,504,267
                                                                           ---------------
ELECTRICAL EQUIPMENT (1.0%)
Cooper Industries Ltd., Class A                                    6,200           359,166
                                                                           ---------------
ELECTRONICS (0.6%)
Mettler-Toledo International, Inc.*                                5,100           215,271
                                                                           ---------------
ENTERTAINMENT & LEISURE (0.8%)
Mattel, Inc.                                                      14,200           273,634
                                                                           ---------------
FINANCIAL SERVICES (3.3%)
Legg Mason, Inc.                                                   4,200           324,156
Principal Financial Group, Inc.                                   10,100           334,007
T.Rowe Price Group, Inc.                                           9,800           464,618
                                                                           ---------------
                                                                                 1,122,781
                                                                           ---------------
FOREST PRODUCTS & PAPER (1.3%)
Rayonier, Inc.                                                    10,406           431,953
                                                                           ---------------
HEALTH CARE PROVIDERS & SERVICES (2.0%)
Lincare Holdings, Inc.*                                            5,800           174,174
WellPoint Health Networks, Inc.*                                   5,200           504,348
                                                                           ---------------
                                                                                   678,522
                                                                           ---------------
HEAVY MACHINERY (0.6%)
IDEX Corp.                                                         5,400           224,586
                                                                           ---------------
INDUSTRIAL--DIVERSIFIED (1.9%)
Carlisle Companies, Inc.                                           4,900           298,214
Crane Co.                                                         11,800           362,732
                                                                           ---------------
                                                                                   660,946
                                                                           ---------------

See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
INSURANCE (8.0%)
Cincinnati Financial Corp.                                        10,600   $       443,928
IPC Holdings, Ltd. (Bermuda)                                      15,800           615,252
MGIC Investment Corp.                                             12,100           688,974
Old Republic International Corp.                                   9,300           235,848
Partner Re Ltd. (Bermuda)                                          5,200           301,860
SAFECO Corp.                                                       5,900           229,687
Willis Group Holdings Ltd.                                         7,400           252,118
                                                                           ---------------
                                                                                 2,767,667
                                                                           ---------------
MEDIA--BROADCASTING & PUBLISHING (5.9%)
E.W. Scripps Co.                                                   5,200           489,528
Gannett Co., Inc.                                                  7,900           704,364
Knight Ridder, Inc.                                                4,500           348,165
Washington Post Co. (The), Class B                                   620           490,668
                                                                           ---------------
                                                                                 2,032,725
                                                                           ---------------
MEDICAL AND HEALTH PRODUCTS (1.2%)
DENTSPLY International, Inc.                                       2,100            94,857
Hillenbrand Industries, Inc.                                       4,900           304,094
                                                                           ---------------
                                                                                   398,951
                                                                           ---------------
OIL & GAS (8.5%)
Burlington Resources, Inc.                                         6,100           337,818
Devon Energy Corp.                                                11,700           669,942
Equitable Resources, Inc.                                          7,200           309,024
Kinder Morgan, Inc.                                               15,100           892,410
Murphy Oil Corp.                                                   3,200           208,992
Premcor, Inc.*                                                    13,000           338,000
XTO Energy, Inc.                                                   5,500           155,650
                                                                           ---------------
                                                                                 2,911,836
                                                                           ---------------
PHARMACEUTICALS (1.9%)
AmerisourceBergen Corp.                                            2,900           162,835
Sigma-Aldrich Corp.                                                8,400           480,312
                                                                           ---------------
                                                                                   643,147
                                                                           ---------------
POLLUTION CONTROL (1.4%)
Republic Services, Inc., Class A                                  18,200           466,466
                                                                           ---------------
REAL ESTATE (5.0%)
Brookfield Properties Co. (Canada)                                12,400           355,880
Kimco Realty Corp. (REIT)                                          3,800           170,050
LNR Property Corp.                                                12,500           618,875
Plum Creek Timber Company, Inc. (REIT)                             8,300           252,735
PS Business Parks, Inc. (REIT)                                     5,400           222,804
Public Storage, Inc. (REIT)                                        2,300            99,797
                                                                           ---------------
                                                                                 1,720,141
                                                                           ---------------
RESTAURANTS (2.0%)
Outback Steakhouse, Inc.                                          15,900           702,939
                                                                           ---------------
RESTAURANTS AND LODGING (0.6%)
Yum! Brands, Inc.*                                                 6,300   $       216,720
                                                                           ---------------
RETAILERS (3.5%)
Autozone, Inc.*                                                    9,800           835,058
TJX Co., Inc.                                                     16,200           357,210
                                                                           ---------------
                                                                                 1,192,268
                                                                           ---------------
TELECOMMUNICATIONS (3.3%)
ALLTEL Corp.                                                      11,900           554,302
CenturyTel, Inc.                                                  18,100           590,422
                                                                           ---------------
                                                                                 1,144,724
                                                                           ---------------
TEXTILES, CLOTHING & FABRICS (5.1%)
Columbia Sportswear Co.*                                           6,900           376,050
Mohawk Industries, Inc.*                                           7,100           500,834
VF Corp.                                                          20,000           864,800
                                                                           ---------------
                                                                                 1,741,684
                                                                           ---------------
TRANSPORTATION (0.4%)
Teekay Shipping Corp. ()                                           2,200           125,466
                                                                           ---------------
TOTAL COMMON STOCKS (COST $29,317,345)                                          33,002,031
                                                                           ---------------

                                                            PRINCIPAL
                                                             AMOUNT
                                                         ---------------
SHORT-TERM INVESTMENTS (16.3%)
SECURITY LENDING COLLATERAL (16.3%)
Bank of Montreal, Eurodollar Term,
  1.060%, 01/15/04                                       $        57,693            57,693
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/03/04                                               221,476           221,476
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/12/04                                               590,602           590,601
BNP Paribas, Eurodollar Term,
  0.970%, 01/07/04                                               295,301           295,301
Credit Agricole Indosuez, Eurodollar Term,
  1.080%, 01/28/04                                               147,650           147,650
Credit Suisse First Boston Corp., Bank Note,
  1.140%, 09/08/04                                                73,825            73,825
Den Danske Bank, Eurodollar Term,
  1.020%, 01/30/04                                               221,476           221,476
Govco, Inc., Commercial Paper,
  1.072%, 02/12/04                                               220,725           220,725
Merrill Lynch & Co., Triparty Corporate,
  1.040%, 01/02/04                                             1,181,203         1,181,203
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.037%, 01/02/04                            150,950           150,950
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 0.976%, 01/02/04                            354,361           354,361
Royal Bank of Canada, Eurodollar Term,
  1.050%, 02/27/04                                               369,126           369,126

                                              See Notes to Financial Statements.

                                                            PRINCIPAL          MARKET
                                                             AMOUNT            VALUE
                                                         ---------------   ---------------
SECURITY LENDING COLLATERAL (CONTINUED)
Royal Bank of Scotland, Eurodollar Term,
  1.080%, 01/20/04                                       $       753,017   $       753,017
Royal Bank of Scotland, Eurodollar Term,
  1.090%, 03/03/04                                               369,126           369,126
Svenska Handlesbanken, Eurodollar Term,
  1.085%, 01/15/04                                               295,301           295,301
Wells Fargo, Eurodollar Term,
  1.040%, 01/30/04                                               295,301           295,301
                                                                           ---------------
                                                                                 5,597,132
                                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $5,597,132)                                   5,597,132
                                                                           ---------------
TOTAL INVESTMENTS AT MARKET VALUE (112.2%)
  (COST $34,914,477)                                                       $    38,599,163
OTHER ASSETS IN EXCESS OF LIABILITIES (-12.2%)                                  (4,211,483)
                                                                           ---------------
NET ASSETS (100.0%)                                                        $    34,387,680
                                                                           ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $35,002,603. Unrealized gains and losses, based on identified tax cost at December 31, 2003, are as follows:

Unrealized gains                                                           $     3,637,615
Unrealized losses                                                                  (41,055)
                                                                           ---------------
  Net unrealized gain                                                      $     3,596,560
                                                                           ===============

*  Non-income producing security.

REIT Real Estate Investment Trust

Category percentages are based on net assets.

See Notes to Financial Statements.

ING MFS CAPITAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
COMMON STOCKS (98.7%)
ADVERTISING (0.2%)
Monster Worldwide, Inc.*                                          24,100   $       529,236
                                                                           ---------------
AEROSPACE (0.9%)
Lockheed Martin Corp.                                             41,000         2,107,400
                                                                           ---------------
AIRLINES (0.1%)
Southwest Airlines Co.                                            16,600           267,924
                                                                           ---------------
APPAREL MANUFACTURERS (0.5%)
Reebok International Ltd.                                         28,600         1,124,552
                                                                           ---------------
AUTOMOTIVE (0.1%)
Eaton Corp.                                                        2,300           248,354
                                                                           ---------------
BANKS AND CREDIT COMPANIES (8.7%)
American Express Co.                                              42,400         2,044,952
Bank of New York Co., Inc.                                        29,600           980,352
Citigroup, Inc.                                                  110,314         5,354,642
Fannie Mae                                                         9,100           683,046
FleetBoston Financial Corp.                                       32,030         1,398,109
Freddie Mac                                                       45,050         2,627,316
J.P. Morgan Chase & Co.                                           40,300         1,480,219
MBNA Corp.                                                        44,400         1,103,340
Mellon Financial Corp.                                           118,790         3,814,347
Northern Trust Corp.                                              23,800         1,104,796
PNC Financial Services Group                                      16,200           886,626
SLM Corp.                                                          3,100           116,808
                                                                           ---------------
                                                                                21,594,553
                                                                           ---------------
BIOTECHNOLOGY (1.5%)
Amgen, Inc.*                                                      15,200           939,360
Genzyme Corp.*                                                    19,150           944,861
Gilead Sciences, Inc.*                                            33,400         1,941,876
                                                                           ---------------
                                                                                 3,826,097
                                                                           ---------------
BROADCAST & CABLE TV (4.6%)
Clear Channel Communications, Inc.                                36,400         1,704,612
Comcast Corp., Special Class A*                                  166,820         5,218,130
Cox Communications, Inc.*                                         13,800           475,410
Echostar Communications Corp.*                                    14,000           476,000
Entercom Communications Corp.*                                     8,200           434,272
Time Warner, Inc.*                                                38,700           696,213
Univision Communications, Inc., Class A*                          26,000         1,031,940
Westwood One, Inc.*                                               37,200         1,272,612
                                                                           ---------------
                                                                                11,309,189
                                                                           ---------------
BROKERAGE & ASSET MANAGERS (2.4%)
Goldman Sachs Group, Inc. (The)                                   15,700         1,550,061
Merrill Lynch & Co.                                               76,860         4,507,839
                                                                           ---------------
                                                                                 6,057,900
                                                                           ---------------
BUSINESS MACHINES--PERIPHERALS (0.0%)
Seagate Technology Inc. Escrow*                                   64,800   $             0
                                                                           ---------------
BUSINESS SERVICES (0.6%)
BISYS Group, Inc.*                                                41,000           610,080
DST Systems, Inc.*                                                18,400           768,384
SunGard Data Systems, Inc.*                                        5,600           155,176
                                                                           ---------------
                                                                                 1,533,640
                                                                           ---------------
CHEMICALS (0.9%)
Air Products & Chemicals, Inc.                                    24,500         1,294,335
Lyondell Chemical Co.                                             58,360           989,202
                                                                           ---------------
                                                                                 2,283,537
                                                                           ---------------
COMPUTER SOFTWARE (6.8%)
Akamai Technologies, Inc.*                                        58,000           623,500
Amdocs Ltd*                                                       20,800           467,584
BEA Systems, Inc.*                                                39,100           480,930
Getty Images, Inc.*                                                8,800           441,144
Mercury Interactive Corp.*                                        25,800         1,254,912
Microsoft Corp.                                                  281,700         7,758,018
Network Associates, Inc.*                                        169,660         2,551,686
Oracle Corp.*                                                     86,800         1,145,760
Synopsys, Inc.*                                                   15,700           530,032
Veritas Software Corp.*                                           45,800         1,701,928
                                                                           ---------------
                                                                                16,955,494
                                                                           ---------------
COMPUTER SOFTWARE--SYSTEMS (1.1%)
International Business Machines Corp                              27,200         2,520,896
Manhattan Associates, Inc.*                                        7,600           210,064
                                                                           ---------------
                                                                                 2,730,960
                                                                           ---------------
CONSUMER GOODS AND SERVICES (2.7%)
Avon Products, Inc.                                               19,800         1,336,302
Kimberly-Clark Corp.                                              43,290         2,558,006
Newell Rubbermaid, Inc.                                          126,000         2,869,020
                                                                           ---------------
                                                                                 6,763,328
                                                                           ---------------
CONTAINERS (1.3%)
Owens-Illinois, Inc.*                                            180,740         2,148,999
Smurfit-Stone Container Corp.                                     62,950         1,168,981
                                                                           ---------------
                                                                                 3,317,980
                                                                           ---------------
ELECTRICAL EQUIPMENT (4.6%)
Cooper Industries Ltd., Class A                                    8,500           492,405
Danaher Corp.                                                      5,700           522,975
Emerson Electric Co.                                               9,300           602,175
General Electric Co.                                             137,430         4,257,581
Molex, Inc.                                                       21,800           760,602
Tyco International Ltd.                                          182,488         4,835,932
                                                                           ---------------
                                                                                11,471,670
                                                                           ---------------

                                              See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
ELECTRONIC COMPONENTS (0.1%)
Amphenol Corp. - Class A*                                          4,800   $       306,864
                                                                           ---------------
ELECTRONICS (4.3%)
Analog Devices, Inc.                                              40,200         1,835,130
Linear Technology Corp.                                           26,500         1,114,855
Marvell Technology Group Ltd. (Bermuda)*                          24,100           914,113
Maxim Intergrated Products, Inc.                                  23,200         1,155,360
Microchip Technology, Inc.                                        30,000         1,000,800
Novellus Systems, Inc.*                                           22,600           950,330
PMC-Sierra, Inc.*                                                 33,000           664,950
Texas Instruments, Inc.                                           46,200         1,357,356
Xilinx, Inc.*                                                     40,300         1,561,222
                                                                           ---------------
                                                                                10,554,116
                                                                           ---------------
ENERGY--INDEPENDENT (0.8%)
Devon Energy Corp.                                                36,330         2,080,256
                                                                           ---------------
ENERGY--INTEGRATED (0.6%)
Occidental Petroleum Corp.                                        35,650         1,505,856
                                                                           ---------------
ENTERTAINMENT (3.7%)
InterActiveCorp.*                                                 43,100         1,462,383
Viacom, Inc., Class B                                            170,641         7,573,048
Walt Disney Co.                                                      600            13,998
                                                                           ---------------
                                                                                 9,049,429
                                                                           ---------------
FOOD & DRUG STORES (2.0%)
CVS Corp.                                                         20,900           754,908
Kroger Co. (The)*                                                150,530         2,786,310
Rite Aid Corp.*                                                  131,600           794,864
Walgreen Co.                                                      16,100           585,718
                                                                           ---------------
                                                                                 4,921,800
                                                                           ---------------
FOOD & NON-ALCOHOLIC BEVERAGES (0.5%)
PepsiCo, Inc.                                                     25,500         1,188,810
                                                                           ---------------
FOREST & PAPER PRODUCTS (0.8%)
Boise Cascade Corp.                                                9,500           312,170
Bowater, Inc.                                                     34,930         1,617,608
                                                                           ---------------
                                                                                 1,929,778
                                                                           ---------------
GAMING & LODGING (0.6%)
Hilton Hotels Corp.                                               66,800         1,144,284
Starwood Hotels & Resorts Worldwide, Inc.                         10,300           370,491
                                                                           ---------------
                                                                                 1,514,775
                                                                           ---------------
GENERAL MERCHANDISE (3.7%)
Kohl's Corp.*                                                     37,000         1,662,780
Sears, Roebuck and Co.                                            77,050         3,505,005
Target Corp.                                                      55,700         2,138,880
Wal-Mart Stores, Inc.                                             35,600         1,888,580
                                                                           ---------------
                                                                                 9,195,245
                                                                           ---------------
INSURANCE (5.8%)
ACE Ltd. (Bermuda)                                                20,800   $       861,536
Allstate Corp.                                                    73,880         3,178,318
American International Group, Inc.                                35,600         2,359,568
Hartford Financial Services Group, Inc. (The)                     69,080         4,077,792
Marsh & McLennan Cos., Inc.                                       14,300           684,827
Travelers Property Casualty Corp., Class A                       138,350         2,321,513
UNUMProvident Corp.                                               29,160           459,853
XL Capital Ltd. (Bermuda)                                          5,700           442,035
                                                                           ---------------
                                                                                14,385,442
                                                                           ---------------
MACHINERY (0.2%)
Parker-Hannifin Corp.                                              7,100           422,450
                                                                           ---------------
MEDICAL & HEALTH TECH & SERVICES (0.6%)
Tenet Healthcare Corp.*                                           92,400         1,483,020
                                                                           ---------------
MEDICAL EQUIPMENT (2.0%)
Applera Corp.-Applied Biosystems Group                            27,100           561,241
Baxter International, Inc.                                        73,450         2,241,694
Medtronic, Inc.                                                   22,500         1,093,725
Thermo Electron Corp.*                                            37,400           942,480
                                                                           ---------------
                                                                                 4,839,140
                                                                           ---------------
METALS & MINING (1.1%)
Alcoa, Inc.                                                       68,250         2,593,500
                                                                           ---------------
OIL SERVICES (4.9%)
BJ Services Co*                                                   50,450         1,811,155
Cooper Cameron Corp.*                                             34,360         1,601,176
GlobalSantaFe Corp.                                              148,187         3,679,483
Noble Corp.*                                                      96,200         3,442,036
Schlumberger Ltd.                                                 30,160         1,650,355
                                                                           ---------------
                                                                                12,184,205
                                                                           ---------------
PC & PERIPHERAL (1.2%)
Avid Technology, Inc.*                                             8,500           408,000
Dell, Inc.*                                                       51,400         1,745,544
Flextronics International Ltd*                                    53,400           792,456
                                                                           ---------------
                                                                                 2,946,000
                                                                           ---------------
PHARMACEUTICALS (9.5%)
Abbott Laboratories                                               27,900         1,300,140
Eli Lilly and Co.                                                 16,740         1,177,324
Johnson & Johnson                                                111,300         5,749,758
Merck & Co., Inc.                                                 65,110         3,008,082
Pfizer, Inc.                                                     174,085         6,150,423
Schering-Plough Corp.                                            283,000         4,921,370
Wyeth                                                             29,900         1,269,255
                                                                           ---------------
                                                                                23,576,352
                                                                           ---------------

See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
PRINTING AND PUBLISHING (0.9%)
Lamar Advertising Co*                                             33,400   $     1,246,488
New York Times Co. (The), Class A                                 20,600           984,474
                                                                           ---------------
                                                                                 2,230,962
                                                                           ---------------
RESTAURANTS (0.8%)
McDonald's Corp.                                                  37,300           926,159
Outback Steakhouse, Inc.                                          26,400         1,167,144
                                                                           ---------------
                                                                                 2,093,303
                                                                           ---------------
SPECIAL PRODUCTS AND SERVICES (0.3%)
Illinois Tool Works, Inc.                                          7,900           662,889
                                                                           ---------------
SPECIALTY STORES (2.1%)
Chico's FAS, Inc.*                                                 2,900           107,155
Home Depot, Inc.                                                  67,330         2,389,542
Hot Topic, Inc.*                                                  12,800           377,088
Pier 1 Imports, Inc.                                              15,700           343,202
Staples, Inc.*                                                    33,400           911,820
TJX Co., Inc.                                                     26,900           593,145
Williams-Sonoma, Inc.*                                            15,900           552,843
                                                                           ---------------
                                                                                 5,274,795
                                                                           ---------------
TELECOM--WIRELINE (3.9%)
ADTRAN, Inc.                                                      47,800         1,481,800
Cisco Systems, Inc.*                                             175,200         4,255,608
Corning, Inc.*                                                    58,500           610,155
Foundry Networks, Inc.*                                           22,600           618,336
Juniper Networks, Inc.*                                           19,700           367,996
Nokia Oyj ADR (Finland)                                           66,000         1,122,000
Nortel Networks Corp. (Canada)*                                  229,500           970,785
QUALCOMM, Inc.                                                     4,400           237,292
                                                                           ---------------
                                                                                 9,663,972
                                                                           ---------------
TELEPHONE SERVICES (4.0%)
AT&T Corp.                                                       183,130         3,717,539
Verizon Communications, Inc.                                     179,730         6,304,928
Winstar Communications, Inc.*                                     84,250               126
                                                                           ---------------
                                                                                10,022,593
                                                                           ---------------
TRANSPORTATION (0.1%)
Carnival Corp. (Panama)                                            8,400           333,732
                                                                           ---------------
TRUCKING (0.8%)
FedEx Corp.                                                       17,100         1,154,250
United Parcel Service, Inc., Class B                              11,800           879,690
                                                                           ---------------
                                                                                 2,033,940
                                                                           ---------------
UTILITIES--ELECTRIC (1.6%)
NiSource, Inc.                                                    76,290         1,673,803
TXU Corp.                                                         91,800         2,177,496
                                                                           ---------------
                                                                                 3,851,299
                                                                           ---------------
UTILITIES--ELECTRIC POWER (1.2%)
Calpine Corp.*                                                   527,150   $     2,535,592
FirstEnergy Corp.                                                 13,700           482,240
                                                                           ---------------
                                                                                 3,017,832
                                                                           ---------------
WIRELESS COMMUNICATIONS (3.6%)
AT&T Wireless Services, Inc.*                                    753,700         6,022,063
Sprint Corp. (PCS Group)*                                         79,400           446,228
Telephone & Data Systems, Inc.                                    40,740         2,548,287
                                                                           ---------------
                                                                                 9,016,578
                                                                           ---------------
TOTAL COMMON STOCKS (COST $209,582,486)                                        245,000,747
                                                                           ---------------

                                                            PRINCIPAL
                                                             AMOUNT
                                                         ---------------
SHORT-TERM INVESTMENTS (8.2%)
SECURITY LENDING COLLATERAL (8.2%)
Bank of Montreal, Eurodollar Term,
  1.060%, 01/15/04                                       $       209,129           209,129
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/03/04                                               802,812           802,812
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/12/04                                             2,140,831         2,140,831
BNP Paribas, Eurodollar Term,
  0.970%, 01/07/04                                             1,070,415         1,070,415
Credit Agricole Indosuez, Eurodollar Term,
  1.080%, 01/28/04                                               535,208           535,208
Credit Suisse First Boston Corp., Bank Note,
  1.140%, 09/08/04                                               267,604           267,604
Den Danske Bank, Eurodollar Term,
  1.020%, 01/30/04                                               802,812           802,812
Govco, Inc., Commercial Paper,
  1.072%, 02/12/04                                               800,091           800,091
Merrill Lynch & Co., Triparty Corporate,
  1.040%, 01/02/04                                             4,281,662         4,281,662
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.037%, 01/02/04                            547,168           547,169
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 0.976%, 01/02/04                          1,284,499         1,284,499
Royal Bank of Canada, Eurodollar Term,
  1.050%, 02/27/04                                             1,338,019         1,338,019
Royal Bank of Scotland, Eurodollar Term,
  1.080%, 01/20/04                                             2,729,559         2,729,559
Royal Bank of Scotland, Eurodollar Term,
  1.090%, 03/03/04                                             1,338,019         1,338,019
Svenska Handlesbanken, Eurodollar Term,
  1.085%, 01/15/04                                             1,070,415         1,070,415

                                              See Notes to Financial Statements.

                                                            PRINCIPAL          MARKET
                                                             AMOUNT            VALUE
                                                         ---------------   ---------------
SECURITY LENDING COLLATERAL (CONTINUED)
Wells Fargo, Eurodollar Term,
  1.040%, 01/30/04                                       $     1,070,415   $     1,070,415
                                                                           ---------------
                                                                                20,288,659
                                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $20,288,659)                                 20,288,659
                                                                           ---------------
TOTAL INVESTMENTS AT MARKET VALUE (106.9%)
  (COST $229,871,145)                                                      $   265,289,406
OTHER ASSETS IN EXCESS OF LIABILITIES (-6.9%)                                  (17,198,312)
                                                                           ---------------
NET ASSETS (100.0%)                                                        $   248,091,094
                                                                           ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $236,509,260. Unrealized gains and losses, based on identified tax cost at December 31, 2003, are as follows:

Unrealized gains                                                           $    33,837,384
Unrealized losses                                                               (5,057,238)
                                                                           ---------------
  Net unrealized gain                                                      $    28,780,146
                                                                           ===============

*  Non-income producing security.

ADR American Depository Receipt

Category percentages are based on net assets.

See Notes to Financial Statements.

ING MFS GLOBAL GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
COMMON STOCKS (96.2%)
AEROSPACE (0.9%)
easyJet PLC (United Kingdom)*+                                    12,320   $        64,552
Lockheed Martin Corp.                                              1,530            78,642
                                                                           ---------------
                                                                                   143,194
                                                                           ---------------
AIRLINES (0.4%)
JetBlue Airways Corp.*                                             2,070            54,896
Virgin Blue Holdings Ltd. (Australia)*                             2,630             4,715
                                                                           ---------------
                                                                                    59,611
                                                                           ---------------
ALCOHOLIC BEVERAGE (1.4%)
Diageo PLC (United Kingdom)+                                      11,330           148,786
Molson Inc., Class A (Canada)                                      2,420            67,565
                                                                           ---------------
                                                                                   216,351
                                                                           ---------------
AUTOMOTIVE (3.7%)
Autoliv, Inc. (Sweden)+                                            2,070            78,600
Bayerische Motoren Werke (BMW) AG
  (Germany)                                                        2,780           128,068
Eaton Corp.                                                          680            73,426
Honda Motor Co., Ltd. (Japan)+                                     1,900            85,341
Hyundai Motor Co., Ltd. (South Korea)+                             3,130           132,365
Magna International, Inc., Class A (Canada)                        1,030            82,451
                                                                           ---------------
                                                                                   580,251
                                                                           ---------------
BANKING (1.8%)
Credit Agricole SA (France)+                                       6,733           160,705
Depfa Bank PLC (Ireland)                                             970           120,547
                                                                           ---------------
                                                                                   281,252
                                                                           ---------------
BANKS AND CREDIT COMPANIES (9.3%)
American Express Co.                                               3,160           152,407
Anglo Irish Bank Corp. PLC (Ireland)                               6,109            96,786
Bank One Corp.                                                     2,060            93,915
Citigroup, Inc.                                                    4,900           237,846
Credit Suisse Group (Switzerland)+                                 4,640           169,256
Erste Bank der Oesterreichischen
  Sparkassen AG (Austria)+                                           490            60,444
OTP Bank Rt. GDR (Hungary)*                                        2,410            62,178
Royal Bank of Scotland Group PLC
  (United Kingdom)+                                                7,500           221,101
Standard Chartered PLC (United Kingdom)+                           7,240           119,685
UBS AG (Switzerland)                                               3,441           235,613
                                                                           ---------------
                                                                                 1,449,231
                                                                           ---------------
BEVERAGES (0.5%)
Coca-Cola Hellenic Bottling Co., SA (Greece)+                      3,620            75,393
                                                                           ---------------
BIOTECHNOLOGY (4.2%)
AstraZeneca PLC (United Kingdom)+                                  5,430           260,513
Genzyme Corp.*                                                     2,270   $       112,002
Gilead Sciences, Inc.*                                               830            48,256
Novartis AG (Switzerland)+                                         5,000           228,810
                                                                           ---------------
                                                                                   649,581
                                                                           ---------------
BROADCAST & CABLE TV (5.5%)
Antena 3 Television SA (Spain)*                                    1,051            46,284
British Sky Broadcasting PLC
  (United Kingdom)*+                                               9,320           117,312
Clear Channel Communications, Inc.                                 1,680            78,674
Comcast Corp., Class A*                                            4,370           143,642
Echostar Communications Corp.*                                     2,070            70,380
News Corp., Ltd. (The) (Australia)                                 8,260            74,595
Time Warner, Inc.*                                                 9,140           164,429
Tokyo Broadcasting System, Inc. (Japan)+                           5,100            81,960
Yell Group PLC (United Kingdom)                                   14,200            77,414
                                                                           ---------------
                                                                                   854,690
                                                                           ---------------
BROKERAGE & ASSET MANAGERS (1.8%)
Franklin Resources, Inc.                                           3,130           162,948
Goldman Sachs Group, Inc. (The)                                    1,140           112,552
                                                                           ---------------
                                                                                   275,500
                                                                           ---------------
BUSINESS MACHINES--PERIPHERALS (0.9%)
Canon, Inc. (Japan)+                                               3,000           142,649
                                                                           ---------------
BUSINESS SERVICES (0.9%)
Manpower, Inc.                                                     3,080           145,006
                                                                           ---------------
CHEMICALS (0.5%)
NITTO DENKO CORP. (Japan)+                                         1,400            75,045
                                                                           ---------------
COMPUTER SOFTWARE (1.7%)
Akamai Technologies, Inc.*                                         5,590            60,092
Getty Images, Inc.*                                                1,370            68,678
Network Associates, Inc.*                                          8,860           133,254
                                                                           ---------------
                                                                                   262,024
                                                                           ---------------
COMPUTER SOFTWARE--SYSTEMS (0.6%)
Cap Gemini SA (France)*+                                           2,210            98,726
                                                                           ---------------
CONGLOMERATES (0.5%)
Barloworld Ltd. (South Africa)                                     7,860            82,499
                                                                           ---------------
CONSUMER GOODS AND SERVICES (1.8%)
Colgate-Palmolive Co.                                              1,350            67,567
Givaudan SA (Switzerland)+                                            48            24,943
Reckitt Benckiser PLC (United Kingdom)+                            8,075           182,480
                                                                           ---------------
                                                                                   274,990
                                                                           ---------------
ELECTRICAL EQUIPMENT (1.9%)
Fujikura Ltd. (Japan)+                                            11,000            65,302
Seiko Epson Corp. (Japan)                                          4,800           223,922
                                                                           ---------------
                                                                                   289,224
                                                                           ---------------

                                              See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
ELECTRONICS (6.7%)
Agere Systems, Inc., Class B*                                     44,890   $       130,181
Brother Industries, Ltd. (Japan)+                                  8,000            73,561
Epcos AG (Germany)*+                                               3,100            70,064
Ibiden Co., Ltd. (Japan)+                                          5,900            74,826
Intel Corp.                                                        6,640           213,808
Samsung Electronics Co., Ltd.
  (South Korea)+                                                     770           291,436
STMicroelectronics N.V. (Netherlands)                              2,990            80,760
Tamron Co., Ltd. (Japan)+                                          2,000           101,412
                                                                           ---------------
                                                                                 1,036,048
                                                                           ---------------
ENERGY--INDEPENDENT (3.9%)
Reliance Industries Ltd. (India)                                  10,640           133,994
Talisman Energy, Inc. (Canada)                                     1,460            82,914
Total SA (France)+                                                 1,465           271,607
YUKOS ADR (Russia)                                                 2,928           124,711
                                                                           ---------------
                                                                                   613,226
                                                                           ---------------
ENERGY--INTEGRATED (1.6%)
BP PLC (United Kingdom)                                            5,175           255,386
                                                                           ---------------
ENTERTAINMENT (1.9%)
Grupo Televisa SA ADR (Mexico)                                     2,730           108,818
Mediaset SpA (Italy)+                                              9,500           113,055
Viacom, Inc., Class B                                              1,660            73,671
                                                                           ---------------
                                                                                   295,544
                                                                           ---------------
ENTERTAINMENT & LEISURE (0.1%)
ROUND ONE Corp. (Japan)                                                6            13,883
                                                                           ---------------
FINANCIAL INSTITUTIONS (1.0%)
Alcon, Inc. (Switzerland)                                          1,240            75,070
Janus Capital Group, Inc.                                          5,170            84,840
                                                                           ---------------
                                                                                   159,910
                                                                           ---------------
FINANCIAL SERVICES (0.6%)
E*Trade Financial Corp.*                                           7,230            91,459
                                                                           ---------------
FOOD & NON-ALCOHOLIC BEVERAGES (1.5%)
Kibun Food Chemifa Co., Ltd. (Japan)                               6,000            77,589
Nestle SA (Switzerland)+                                             638           159,295
                                                                           ---------------
                                                                                   236,884
                                                                           ---------------
FOOD AND BEVERAGE PRODUCTS (0.7%)
Unilever PLC (United Kingdom)+                                    12,390           115,504
                                                                           ---------------
GENERAL MERCHANDISE (0.8%)
Next PLC (United Kingdom)+                                         6,300           126,496
                                                                           ---------------
INDUSTRIAL (0.4%)
Applied Films Corp.*                                               1,960            64,719
                                                                           ---------------
INSURANCE (2.2%)
Aviva PLC (United Kingdom)+                                        8,380   $        73,872
Axa (France)+                                                      5,830           125,212
Legal & General Group PLC (United Kingdom)+                       40,790            73,548
QBE Insurance Group Ltd. (Australia)+                              9,290            74,230
                                                                           ---------------
                                                                                   346,862
                                                                           ---------------
INTERNET (0.6%)
eBay, Inc.*                                                        1,370            88,488
                                                                           ---------------
MACHINERY AND TOOLS (1.1%)
Alfa Laval AB (Sweden)                                             5,250            79,886
Atlas Copco AB, A Shares (Sweden)+                                 2,450            87,920
                                                                           ---------------
                                                                                   167,806
                                                                           ---------------
MEDIA--BROADCASTING & PUBLISHING (0.4%)
Citadel Broadcasting Corp.*                                        2,790            62,412
                                                                           ---------------
MEDICAL & HEALTH TECH & SERVICES (0.6%)
Tenet Healthcare Corp.*                                            5,490            88,115
                                                                           ---------------
MEDICAL AND HEALTH PRODUCTS (0.7%)
Chugai Pharmaceutical Co., Ltd. (Japan)                            7,800           112,146
                                                                           ---------------
MEDICAL EQUIPMENT (3.3%)
AmerisourceBergen Corp.                                            1,140            64,011
CTI Molecular Imaging, Inc.*                                       4,760            80,492
Gedeon Richter Ltd. GDR (Hungary)                                    680            80,502
Guidant Corp.                                                      1,600            96,320
Sanofi-Synthelabo SA (France)                                      2,150           161,779
Synthes-Stratec, Inc. (Switzerland)                                   28            27,706
                                                                           ---------------
                                                                                   510,810
                                                                           ---------------
MEDICAL SUPPLIES (0.5%)
Smith & Nephew PLC (United Kingdom)+                               9,320            77,848
                                                                           ---------------
METALS & MINING (3.1%)
Anglo American PLC (United Kingdom)+                              10,030           217,728
POSCO ADR (South Korea)                                            7,550           256,474
                                                                           ---------------
                                                                                   474,202
                                                                           ---------------
NATURAL GAS DISTRIBUTION (0.9%)
Tokyo Gas Co., Ltd. (Japan)                                       41,000           146,128
                                                                           ---------------
OIL SERVICES (0.6%)
Encana Corp. (Canada)                                              2,405            95,140
                                                                           ---------------
PHARMACEUTICALS (3.0%)
Johnson & Johnson                                                  2,340           120,884
Medicis Pharmaceutical Corp., Class A                                830            59,179
Roche Holding AG-Genusss (Switzerland)+                            2,000           202,141
Stada Arzneimittel AG (Germany)                                    1,465            90,478
                                                                           ---------------
                                                                                   472,682
                                                                           ---------------

See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
PRINTING AND PUBLISHING (4.2%)
APN News & Media Ltd. (Australia)+                                26,620   $        80,337
John Fairfax Holdings Ltd. (Australia)+                           28,300            75,111
Johnston Press PLC (United Kingdom)                               14,930           124,293
Meredith Corp.                                                     1,490            72,727
Reed Elsevier PLC (United Kingdom)+                               17,880           149,237
VNU N.V. (Netherlands)                                             4,965           156,760
                                                                           ---------------
                                                                                   658,465
                                                                           ---------------
RESTAURANTS (0.4%)
Outback Steakhouse, Inc.                                           1,520            67,199
                                                                           ---------------
RESTAURANTS AND LODGING (0.5%)
Four Seasons Hotels, Inc. (Canada)                                 1,370            70,076
                                                                           ---------------
RETAILERS (0.5%)
Citizen Watch Co., Ltd. (Japan)+                                   9,000            83,063
                                                                           ---------------
SPECIAL PRODUCTS AND SERVICES (0.5%)
ARAMARK Corp., Class B                                             2,680            73,486
                                                                           ---------------
SPECIALTY CHEMICALS (1.4%)
Air Liquide (France)+                                                890           157,154
Sumitomo Bakelite Co., Ltd. (Japan)+                              10,000            65,607
                                                                           ---------------
                                                                                   222,761
                                                                           ---------------
SPECIALTY STORES (4.6%)
Hennes & Maurtiz AB - B Shares (Sweden)+                           3,560            84,841
Home Depot, Inc.                                                   4,040           143,380
Kingfisher PLC (United Kingdom)+                                  23,191           115,901
Lawson, Inc. (Japan)+                                              2,000            68,671
NISHIMATSUYA CHAIN Co., Ltd. (Japan)+                              2,700            70,077
Shinsegae Co., Ltd. (South Korea)+                                   380            92,352
TJX Co., Inc.                                                      6,400           141,120
                                                                           ---------------
                                                                                   716,342
                                                                           ---------------
TELECOM--WIRELINE (2.1%)
Alcatel SA (France)*+                                              5,690            73,333
Cisco Systems, Inc.*                                               6,460           156,913
Turkcell Iletisim Hizmet ADR (Turkey)*                             3,550            94,253
                                                                           ---------------
                                                                                   324,499
                                                                           ---------------
TELEPHONE SERVICES (4.5%)
France Telecom SA (France)*+                                       6,070           173,287
KDDI Corp. (Japan)+                                                   21           121,425
PT Telekomunikasi Indonesia (Indonesia)+                          99,000            80,119
Singapore Telecommunications Ltd.
  (Singapore)+                                                    71,000            82,065
Telefonica SA (Spain)+                                            16,571           243,918
                                                                           ---------------
                                                                                   700,814
                                                                           ---------------
TRANSPORTATION (0.5%)
Carnival Corp. (Panama)                                            2,070   $        82,241
                                                                           ---------------
UTILITIES--ELECTRIC (0.5%)
RAO Unified Energy System of Russia
  (Russia)                                                         3,000            83,700
                                                                           ---------------
UTILITIES--ELECTRIC POWER (0.5%)
Stanley Electric Co., Ltd. (Japan)+                                3,700            71,931
                                                                           ---------------
WIRELESS COMMUNICATIONS (1.5%)
Vodafone Group PLC (United Kingdom)+                              90,880           225,467
                                                                           ---------------
TOTAL COMMON STOCKS (COST $13,294,339)                                          14,986,959
                                                                           ---------------
PREFERRED STOCKS (0.8%)
AUTOMOTIVE (0.8%)
Porsche AG (Germany)+                                                211           125,468
                                                                           ---------------
TOTAL PREFERRED STOCKS (COST $95,541)                                              125,468
                                                                           ---------------

                                                            PRINCIPAL
                                                             AMOUNT
                                                         ---------------
SHORT-TERM INVESTMENTS (4.2%)
SECURITY LENDING COLLATERAL (4.2%)
Bank of Montreal, Eurodollar Term,
  1.060%, 01/15/04                                       $         6,649             6,649
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/03/04                                                25,526            25,526
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/12/04                                                68,070            68,070
BNP Paribas, Eurodollar Term,
  0.970%, 01/07/04                                                34,035            34,035
Credit Agricole Indosuez, Eurodollar Term,
  1.080%, 01/28/04                                                17,017            17,017
Credit Suisse First Boston Corp.,
  Bank Note, 1.140%, 09/08/04                                      8,509             8,509
Den Danske Bank, Eurodollar Term,
  1.020%, 01/30/04                                                25,526            25,526
Govco, Inc., Commercial Paper,
  1.072%, 02/12/04                                                25,440            25,440
Merrill Lynch & Co., Triparty Corporate,
  1.040%, 01/02/04                                               136,140           136,139
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.037%, 01/02/04                             17,398            17,398
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 0.976%, 01/02/04                             40,842            40,842
Royal Bank of Canada, Eurodollar Term,
  1.050%, 02/27/04                                                42,544            42,543

                                              See Notes to Financial Statements.

                                                            PRINCIPAL          MARKET
                                                             AMOUNT            VALUE
                                                         ---------------   ---------------
SECURITY LENDING COLLATERAL (CONTINUED)
Royal Bank of Scotland, Eurodollar Term,
  1.080%, 01/20/04                                       $        86,789   $        86,789
Royal Bank of Scotland, Eurodollar Term,
  1.090%, 03/03/04                                                42,544            42,544
Svenska Handlesbanken, Eurodollar Term,
  1.085%, 01/15/04                                                34,035            34,035
Wells Fargo, Eurodollar Term,
  1.040%, 01/30/04                                                34,035            34,035
                                                                           ---------------
                                                                                   645,097
                                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $645,097)                                       645,097
                                                                           ---------------
TOTAL INVESTMENTS AT MARKET VALUE (101.2%)
  (COST $14,034,977)                                                       $    15,757,524
OTHER ASSETS IN EXCESS OF LIABILITIES (-1.2%)                                     (184,081)
                                                                           ---------------
NET ASSETS (100.0%)                                                        $    15,573,443
                                                                           ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $14,120,584. Unrealized gains and losses, based on identified tax cost at December 31, 2003, are as follows:

Unrealized gains                                                           $     1,739,258
Unrealized losses                                                                 (102,318)
                                                                           ---------------
  Net unrealized gain                                                      $     1,636,940
                                                                           ===============

*  Non-income producing security.

+  Fair valued by the Board of Directors

Category percentages are based on net assets.

See Notes to Financial Statements.

ING MFS RESEARCH EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
COMMON STOCKS (96.9%)
ADVERTISING (0.5%)
Monster Worldwide, Inc.*                                          65,100   $     1,429,596
                                                                           ---------------
AEROSPACE (1.4%)
Lockheed Martin Corp.                                             71,190         3,659,166
                                                                           ---------------
AIRLINES (0.9%)
Southwest Airlines Co.                                           144,010         2,324,321
                                                                           ---------------
ALCOHOLIC BEVERAGE (0.3%)
Diageo PLC (United Kingdom)+                                      58,170           763,890
                                                                           ---------------
APPAREL MANUFACTURERS (0.5%)
Reebok International Ltd.                                         31,390         1,234,255
                                                                           ---------------
AUTOMOTIVE (0.9%)
Eaton Corp.                                                       11,000         1,187,780
Magna International, Inc., Class A
  (Canada)                                                        16,220         1,298,411
                                                                           ---------------
                                                                                 2,486,191
                                                                           ---------------
BANKS AND CREDIT COMPANIES (11.2%)
American Express Co.                                             100,270         4,836,022
Bank of America Corp.                                             63,300         5,091,219
Bank One Corp.                                                    58,850         2,682,971
Citigroup, Inc.                                                  163,224         7,922,893
Freddie Mac                                                       59,100         3,446,712
Mellon Financial Corp.                                           119,860         3,848,705
TCF Financial Corp.                                               37,640         1,932,814
                                                                           ---------------
                                                                                29,761,336
                                                                           ---------------
BIOTECHNOLOGY (1.8%)
Genzyme Corp.*                                                    55,800         2,753,172
Gilead Sciences, Inc.*                                            21,600         1,255,824
Millipore Corp.*                                                  16,570           713,338
                                                                           ---------------
                                                                                 4,722,334
                                                                           ---------------
BROADCAST & CABLE TV (3.4%)
Clear Channel Communications, Inc.                                89,040         4,169,743
Comcast Corp., Class A*                                          104,100         3,421,767
Cumulus Media, Inc., Class A*                                     66,210         1,456,620
                                                                           ---------------
                                                                                 9,048,130
                                                                           ---------------
BROKERAGE & ASSET MANAGERS (4.6%)
Franklin Resources, Inc.                                          87,020         4,530,261
Lehman Brothers Holdings                                          35,220         2,719,688
Merrill Lynch & Co.                                               87,820         5,150,643
                                                                           ---------------
                                                                                12,400,592
                                                                           ---------------
BUSINESS MACHINES--PERIPHERALS (0.0%)
Seagate Technology Inc. Escrow*                                   69,400                 0
                                                                           ---------------
CHEMICALS (1.6%)
Air Products & Chemicals, Inc.                                    50,580   $     2,672,141
Lyondell Chemical Co.                                             93,190         1,579,571
                                                                           ---------------
                                                                                 4,251,712
                                                                           ---------------
COMPUTER SOFTWARE (7.6%)
Akamai Technologies, Inc.*                                       101,200         1,087,900
Amdocs Ltd.*                                                     184,230         4,141,490
Getty Images, Inc.*                                               68,260         3,421,874
Microsoft Corp.                                                  289,530         7,973,656
NetScreen Technologies, Inc.*                                     97,860         2,422,035
Network Associates, Inc.*                                         77,360         1,163,494
                                                                           ---------------
                                                                                20,210,449
                                                                           ---------------
COMPUTER SOFTWARE--SYSTEMS (1.6%)
Hewlett-Packard Co.                                              107,580         2,471,113
International Business Machines Corp.                             19,590         1,815,601
                                                                           ---------------
                                                                                 4,286,714
                                                                           ---------------
CONSUMER GOODS AND SERVICES (4.5%)
Colgate-Palmolive Co.                                             56,480         2,826,824
Corinthian Colleges, Inc.*                                        39,190         2,177,396
Newell Rubbermaid, Inc.                                          121,740         2,772,020
Proctor & Gamble Co.                                              41,530         4,148,016
                                                                           ---------------
                                                                                11,924,256
                                                                           ---------------
CONSUMER STAPLES (0.9%)
Kimberly-Clark Corp.                                              41,380         2,445,144
                                                                           ---------------
CONTAINERS (1.0%)
Smurfit-Stone Container Corp.                                    140,950         2,617,442
                                                                           ---------------
ELECTRICAL EQUIPMENT (3.1%)
General Electric Co.                                              93,700         2,902,826
Tyco International Ltd.                                          201,400         5,337,100
                                                                           ---------------
                                                                                 8,239,926
                                                                           ---------------
ELECTRONICS (4.0%)
Agere Systems, Inc., Class B*                                    819,710         2,377,159
Intel Corp.                                                       74,530         2,399,866
Marvell Technology Group Ltd. (Bermuda)*                          32,900         1,247,897
Novellus Systems, Inc.*                                           36,440         1,532,302
STMicroelectronics N.V. (Netherlands)                            113,330         3,061,043
                                                                           ---------------
                                                                                10,618,267
                                                                           ---------------
ENERGY--INDEPENDENT (1.1%)
Talisman Energy, Inc. (Canada)                                    27,500         1,561,736
Unocal Corp.                                                      39,090         1,439,685
                                                                           ---------------
                                                                                 3,001,421
                                                                           ---------------
ENERGY--INTEGRATED (0.7%)
Exxon Mobil Corp.                                                 46,792         1,918,472
                                                                           ---------------

                                              See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
ENTERTAINMENT (2.0%)
InterActiveCorp.*                                                 77,830   $     2,640,772
Viacom, Inc., Class B                                             63,929         2,837,169
                                                                           ---------------
                                                                                 5,477,941
                                                                           ---------------
FINANCE COMPANIES--CAPTIVE (0.2%)
Investors Financial Services Corp.                                14,300           549,263
                                                                           ---------------
FINANCIAL INSTITUTIONS (1.2%)
Alcon, Inc. (Switzerland)                                         16,800         1,017,072
Janus Capital Group, Inc.                                        133,200         2,185,812
                                                                           ---------------
                                                                                 3,202,884
                                                                           ---------------
FOOD & DRUG STORES (0.5%)
CVS Corp.                                                         17,100           617,652
Rite Aid Corp.*                                                  116,560           704,022
                                                                           ---------------
                                                                                 1,321,674
                                                                           ---------------
FOOD & NON-ALCOHOLIC BEVERAGES (1.3%)
PepsiCo, Inc.                                                     74,290         3,463,400
                                                                           ---------------
FOREST & PAPER PRODUCTS (0.9%)
Boise Cascade Corp.                                               51,900         1,705,434
Bowater, Inc.                                                     14,050           650,656
                                                                           ---------------
                                                                                 2,356,090
                                                                           ---------------
GAMING & LODGING (0.5%)
Hilton Hotels Corp.                                               76,070         1,303,079
                                                                           ---------------
GENERAL MERCHANDISE (3.4%)
Kohl's Corp.*                                                    119,270         5,359,994
Target Corp.                                                      98,190         3,770,496
                                                                           ---------------
                                                                                 9,130,490
                                                                           ---------------
INSURANCE (2.8%)
ACE Ltd. (Bermuda)                                                67,100         2,779,282
American International Group, Inc.                                40,410         2,678,375
XL Capital Ltd. (Bermuda)                                         24,840         1,926,342
                                                                           ---------------
                                                                                 7,383,999
                                                                           ---------------
INTERNET (1.1%)
eBay, Inc.*                                                       44,810         2,894,278
                                                                           ---------------
MEDICAL & HEALTH TECH & SERVICES (2.4%)
Caremark Rx, Inc.*                                                55,410         1,403,535
Fisher Scientific International, Inc.*                            32,310         1,336,665
Tenet Healthcare Corp.*                                          226,030         3,627,782
                                                                           ---------------
                                                                                 6,367,982
                                                                           ---------------
MEDICAL EQUIPMENT (3.7%)
AmerisourceBergen Corp.                                           19,590         1,099,979
Applera Corp. - Applied Biosystems Group                          49,880         1,033,015
Baxter International, Inc.                                        82,750   $     2,525,530
Guidant Corp.                                                     71,110         4,280,822
Thermo Electron Corp.*                                            40,470         1,019,844
                                                                                 9,959,190
                                                                           ---------------
METALS & MINING (1.0%)
BHP Billiton PLC (United Kingdom)+                               304,070         2,655,781
                                                                           ---------------
OIL SERVICES (2.9%)
Amerada Hess Corp.                                                 7,600           404,092
GlobalSantaFe Corp.                                              105,376         2,616,486
Halliburton Co.                                                   77,760         2,021,760
Noble Corp.*                                                      35,140         1,257,309
Transocean, Inc.*                                                 59,100         1,418,991
                                                                           ---------------
                                                                                 7,718,638
                                                                           ---------------
OILS (1.5%)
BP PLC (United Kingdom)+                                         479,400         3,892,291
                                                                           ---------------
PC & PERIPHERAL (0.5%)
Flextronics International Ltd.*                                   85,460         1,268,226
                                                                           ---------------
PHARMACEUTICALS (4.9%)
Johnson & Johnson                                                140,530         7,259,780
Schering-Plough Corp.                                            220,970         3,842,668
Wyeth                                                             48,730         2,068,589
                                                                           ---------------
                                                                                13,171,037
                                                                           ---------------
PRINTING AND PUBLISHING (0.8%)
Lamar Advertising Co.*                                            60,490         2,257,487
                                                                           ---------------
RAILROAD & SHIPPING (1.3%)
Union Pacific Corp.                                               48,630         3,378,812
                                                                           ---------------
SPECIALTY STORES (1.3%)
Home Depot, Inc.                                                  69,280         2,458,747
Hot Topic, Inc.*                                                  32,500           957,450
                                                                           ---------------
                                                                                 3,416,197
                                                                           ---------------
TELECOM--WIRELINE (2.7%)
ADTRAN, Inc.                                                      40,760         1,263,560
Cisco Systems, Inc.*                                             156,580         3,803,328
Nortel Networks Corp. (Canada)*                                  488,670         2,067,074
                                                                           ---------------
                                                                                 7,133,962
                                                                           ---------------
TELEPHONE SERVICES (1.4%)
Cincinnati Bell, Inc.*                                           133,220           672,761
Verizon Communications, Inc.                                      85,610         3,003,199
                                                                           ---------------
                                                                                 3,675,960
                                                                           ---------------

See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES             VALUE
                                                         ---------------   ---------------
TOBACCO (1.9%)
Altria Group, Inc.                                                93,040   $     5,063,237
                                                                           ---------------
UTILITIES--ELECTRIC (0.5%)
Dominion Resources, Inc.                                          19,890         1,269,579
                                                                           ---------------
UTILITIES--ELECTRIC POWER (2.8%)
Calpine Corp.*                                                   118,400           569,504
Dow Chemical Co.                                                  65,050         2,704,129
Exelon Corp.                                                      16,500         1,094,940
FirstEnergy Corp.                                                 48,700         1,714,240
PPL Corp.                                                         30,900         1,351,875
                                                                           ---------------
                                                                                 7,434,688
                                                                           ---------------
WIRELESS COMMUNICATIONS (1.8%)
AT&T Wireless Services, Inc.*                                    285,390         2,280,266
Sprint Corp. (PCS Group)*                                        467,110         2,625,158
                                                                           ---------------
                                                                                 4,905,424
                                                                           ---------------
TOTAL COMMON STOCKS (COST $233,855,163)                                        257,995,203
                                                                           ---------------
CONVERTIBLE PREFERRED STOCKS (0.1%)
OIL SERVICES (0.1%)
Amerada Hess Corp.*                                                3,500           191,975
                                                                           ---------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $175,000)                                 191,975
                                                                           ---------------

                                                            PRINCIPAL
                                                             AMOUNT
                                                         ---------------
SHORT-TERM INVESTMENTS (11.0%)
SECURITY LENDING COLLATERAL (11.0%)
Bank of Montreal, Eurodollar Term,
  1.060%, 01/15/04                                       $       300,596           300,596
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/03/04                                             1,153,941         1,153,941
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/12/04                                             3,077,175         3,077,175
BNP Paribas, Eurodollar Term,
  0.970%, 01/07/04                                             1,538,588         1,538,588
Credit Agricole Indosuez, Eurodollar Term,
  1.080%, 01/28/04                                               769,294           769,294
Credit Suisse First Boston Corp., Bank Note,
  1.140%, 09/08/04                                               384,647           384,647
Den Danske Bank, Eurodollar Term,
  1.020%, 01/30/04                                             1,153,941         1,153,941
Govco, Inc., Commercial Paper,
  1.072%, 02/12/04                                             1,150,031         1,150,031
Merrill Lynch & Co., Triparty Corporate,
  1.040%, 01/02/04                                             6,154,351         6,154,351
Merrill Lynch Premier Institutional Fund,
  Money Market Fund,
  1.037%, 01/02/04                                               786,486           786,486

                                                            PRINCIPAL          MARKET
                                                             AMOUNT             VALUE
                                                         ---------------   ---------------
SECURITY LENDING COLLATERAL (CONTINUED)
Merrimac Cash Fund - Premium Class,
  Money Market Fund,
  0.976%, 01/02/04                                       $     1,846,305   $     1,846,305
Royal Bank of Canada, Eurodollar Term,
  1.050%, 02/27/04                                             1,923,234         1,923,234
Royal Bank of Scotland, Eurodollar Term,
  1.080%, 01/20/04                                             3,923,398         3,923,398
Royal Bank of Scotland, Eurodollar Term,
  1.090%, 03/03/04                                             1,923,234         1,923,234
Svenska Handlesbanken, Eurodollar Term,
  1.085%, 01/15/04                                             1,538,588         1,538,588
Wells Fargo, Eurodollar Term,
  1.040%, 01/30/04                                             1,538,588         1,538,588
                                                                           ---------------
                                                                                29,162,397
                                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $29,162,397)                                 29,162,397
                                                                           ---------------
TOTAL INVESTMENTS AT MARKET VALUE (108.0%)
  (COST $263,192,560)                                                      $   287,349,575
OTHER ASSETS IN EXCESS OF LIABILITIES (-8.0%)                                  (21,203,928)
                                                                           ---------------
NET ASSETS (100.0%)                                                        $   266,145,647
                                                                           ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $266,420,649. Unrealized gains and losses, based on identified tax cost at December 31, 2003, are as follows:

Unrealized gains                                                           $    23,373,372
Unrealized losses                                                               (2,444,446)
                                                                           ---------------
  Net unrealized gain                                                      $    20,928,926
                                                                           ===============

*  Non-income producing security.

+  Fair valued by the Board of Directors

Category percentages are based on net assets.

                                              See Notes to Financial Statements.

ING OPCAP BALANCED VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                            NUMBER OF          MARKET
                                                             SHARES             VALUE
                                                         ---------------   ---------------
COMMON STOCKS (67.9%)
ADVERTISING (2.1%)
Omnicom Group, Inc.                                               34,000   $     2,969,220
                                                                           ---------------
BANKING (4.8%)
Bank of New York Co., Inc.                                        79,300         2,626,416
Commerce Bancorp, Inc.                                            44,000         2,317,920
FleetBoston Financial Corp.                                       45,900         2,003,535
                                                                           ---------------
                                                                                 6,947,871
                                                                           ---------------
CHEMICALS (3.3%)
Du Pont (E.I.) de Nemours & Co.                                  102,100         4,685,369
                                                                           ---------------
COMPUTER SOFTWARE & PROCESSING (1.9%)
Electronic Data Systems Corp.                                    113,000         2,773,020
                                                                           ---------------
COMPUTERS & INFORMATION (1.6%)
Dell, Inc.*                                                       68,000         2,309,280
                                                                           ---------------
CONGLOMERATES (2.1%)
Tyco International Ltd.                                          113,300         3,002,450
                                                                           ---------------
COSMETICS & PERSONAL CARE (3.1%)
Proctor & Gamble Co.                                              45,200         4,514,576
                                                                           ---------------
ELECTRIC UTILITIES (0.7%)
Duke Energy Corp.                                                 51,100         1,044,995
                                                                           ---------------
ELECTRONICS (2.0%)
Flextronics International Ltd.*                                  126,000         1,869,840
JDS Uniphase Corp.*                                              294,800         1,076,020
                                                                           ---------------
                                                                                 2,945,860
                                                                           ---------------
ENTERTAINMENT & LEISURE (2.7%)
Royal Caribbean Cruises Ltd.                                     112,700         3,920,833
                                                                           ---------------
FINANCIAL SERVICES (8.6%)
ChoicePoint, Inc.*                                                33,000         1,256,970
Fannie Mae                                                        34,900         2,619,594
Freddie Mac                                                      146,900         8,567,208
                                                                           ---------------
                                                                                12,443,772
                                                                           ---------------
FOREST PRODUCTS & PAPER (3.7%)
International Paper Co.                                          124,400         5,362,884
                                                                           ---------------
HEALTH CARE PROVIDERS & SERVICES (1.5%)
WellPoint Health Networks, Inc.*                                  22,600         2,191,974
                                                                           ---------------
INSURANCE (7.1%)
Aetna, Inc.                                                       67,800         4,581,924
Anthem, Inc.*                                                     26,800         2,010,000
Conseco, Inc.*                                                         1                22
Conseco, Inc.                                                    305,000                 0
                                                                           ---------------
Conseco, Inc., Warrants, Strike @ 27.60,
  Expires (9/10/08)*                                              14,758   $       106,257
UNUMProvident Corp.                                              224,000         3,532,480
                                                                           ---------------
                                                                                10,230,683
                                                                           ---------------
MEDIA--BROADCASTING & PUBLISHING (5.5%)
Clear Channel Communications, Inc.                                45,200         2,116,716
Hughes Electronics Corp.*                                        354,394         5,865,221
                                                                           ---------------
                                                                                 7,981,937
                                                                           ---------------
MEDICAL AND HEALTH PRODUCTS (1.8%)
Quest Diagnostics, Inc.*                                          34,600         2,529,606
                                                                           ---------------
METALS AND MINING (4.7%)
Inco Ltd. (Canada)*                                               91,000         3,623,620
Nucor Corp.                                                       55,900         3,130,400
                                                                           ---------------
                                                                                 6,754,020
                                                                           ---------------
PHARMACEUTICALS (2.6%)
Pfizer, Inc.                                                      56,400         1,992,612
Sanofi-Synthelabo SA ADR (France)                                 44,400         1,676,100
                                                                           ---------------
                                                                                 3,668,712
                                                                           ---------------
RETAILERS (4.4%)
Dollar General Corp.                                             146,600         3,077,134
Office Depot, Inc.*                                              193,200         3,228,372
                                                                           ---------------
                                                                                 6,305,506
                                                                           ---------------
TELECOMMUNICATIONS (3.7%)
AT&T Wireless Services, Inc.*                                    338,000         2,700,620
Nokia Oyj ADR (Finland)                                          158,000         2,686,000
                                                                           ---------------
                                                                                 5,386,620
                                                                           ---------------
TOTAL COMMON STOCKS (COST $84,900,534)                                          97,969,188
                                                                           ---------------
PREFERRED STOCKS (0.8%)
MEDIA--BROADCASTING & PUBLISHING (0.8%)
News Corp. Ltd. ADR (Australia)                                   39,637         1,199,019
                                                                           ---------------
TOTAL PREFERRED STOCKS (COST $1,145,510)                                         1,199,019
                                                                           ---------------

                                                            PRINCIPAL
                                                             AMOUNT
                                                         ---------------
CORPORATE DEBT (16.1%)
AEROSPACE & DEFENSE (0.2%)
General Dynamics Corp., 2.125%, 05/15/06*                $       325,000           323,300
                                                                           ---------------
AUTOMOTIVE (0.6%)
DaimlerChrysler NA Holding Corp.,
  3.400%, 12/15/04*                                              450,000           454,770
Ford Motor Co., 7.450%, 07/16/31*                                350,000           354,720
                                                                           ---------------
                                                                                   809,490
                                                                           ---------------

See Notes to Financial Statements.

                                                            PRINCIPAL          MARKET
                                                             AMOUNT             VALUE
                                                         ---------------   ---------------
BANKING (1.3%)
Citigroup, Inc., 5.000%, 03/06/07*                       $       410,000   $       435,590
J.P. Morgan Chase & Co., 5.250%, 05/30/07*                       860,000           918,698
U.S. Bank NA, 2.850%, 11/15/06*                                  580,000           583,204
                                                                           ---------------
                                                                                 1,937,492
                                                                           ---------------
BEVERAGES, FOOD & TOBACCO (1.4%)
Coca-Cola Enterprises, Inc.,
  5.250%, 05/15/07*                                              400,000           429,424
General Mills, Inc., 2.625%, 10/24/06*                           900,000           895,662
Kraft Foods, Inc., 4.625%, 11/01/06*                             680,000           710,068
                                                                           ---------------
                                                                                 2,035,154
                                                                           ---------------
COMMERCIAL SERVICES (0.3%)
Cendant Corp., 6.875%, 08/15/06*                                 360,000           395,256
                                                                           ---------------
COSMETICS & PERSONAL CARE (0.2%)
Procter & Gamble Co., 3.500%, 12/15/08*                          350,000           349,335
                                                                           ---------------
ENTERTAINMENT & LEISURE (0.4%)
Walt Disney Co., 7.300%, 02/08/05*                               575,000           609,919
                                                                           ---------------
ENVIRONMENTAL CONTROLS (0.2%)
Waste Management, Inc., 6.500%, 11/15/08*                        225,000           247,878
                                                                           ---------------
FINANCIAL INSTITUTIONS (0.3%)
Sprint Capital Corp., 8.375%, 03/15/12*                          370,000           432,959
                                                                           ---------------
FINANCIAL SERVICES (5.1%)
American Express Co., 5.500%, 09/12/06*                          330,000           355,342
Bear Stearns Co., Inc., 6.250%, 07/15/05*                        580,000           618,707
Boeing Capital Corp., 6.500%, 02/15/12*                          200,000           219,016
CIT Group, Inc., 7.125%, 10/15/04*                               280,000           292,116
CIT Group, Inc., 7.750%, 04/02/12                                450,000           532,482
Citigroup, Inc., 6.000%, 02/21/12*                               400,000           437,808
Conseco Finance Trust II,
  0.000%, 11/15/26+                                            2,345,000                 0
Conseco Finance Trust III,
  0.000%, 04/01/27+                                            2,350,000                 0
Ford Motor Credit Co., 6.125%, 01/09/06*                         460,000           478,239
General Electric Capital Corp.,
  5.350%, 03/30/06*                                              560,000           597,749
General Electric Capital Corp.,
  6.000%, 06/15/12*                                              500,000           543,131
General Motors Acceptance Corp.,
  6.750%, 01/15/06*                                            1,265,000         1,358,685
Goldman Sachs Group, Inc.,
  5.700%, 09/01/12*                                              600,000           631,649
Household Finance Corp.,
  7.000%, 05/15/12*                                              500,000           571,105
International Lease Finance Corp.,
  5.540%, 03/21/05*                                              240,000           249,995
John Deere Capital Corp.,
  3.125%, 12/15/05*                                      $       450,000   $       459,107
                                                                           ---------------
                                                                                 7,345,131
                                                                           ---------------
FOOD RETAILERS (0.3%)
Safeway, Inc., 7.250%, 09/15/04*                                 375,000           389,064
                                                                           ---------------
FOREST PRODUCTS & PAPER (0.6%)
Weyerhaeuser Co., 5.500%, 03/15/05*                              855,000           890,361
                                                                           ---------------
MEDIA--BROADCASTING & PUBLISHING (0.7%)
News America Holdings, Inc.,
  9.250%, 02/01/13*                                              200,000           258,422
Time Warner, Inc., 5.625%, 05/01/05*                             678,000           709,998
                                                                           ---------------
                                                                                   968,420
                                                                           ---------------
MEDICAL SUPPLIES (1.4%)
Tenet Healthcare Corp., 5.000%, 07/01/07*                        825,000           802,313
Tenet Healthcare Corp., 6.500%, 06/01/12*                        840,000           809,550
Tenet Healthcare Corp., 6.875%, 11/15/31*                        450,000           405,000
                                                                           ---------------
                                                                                 2,016,863
                                                                           ---------------
OIL & GAS (0.7%)
ChevronTexaco Capital Co.,
   3.500%, 09/17/07*                                             800,000           815,485
ConocoPhillips, 3.625%, 10/15/07*                                240,000           242,158
                                                                           ---------------
                                                                                 1,057,643
                                                                           ---------------
TELECOMMUNICATIONS (2.1%)
AT&T Corp., 7.000%, 11/15/06*                                    400,000           442,680
AT&T Corp., 7.300%, 11/15/11                                     100,000           115,304
AT&T Wireless Services, Inc.,
  7.350%, 03/01/06*                                              500,000           547,094
SBC Communications, Inc.,
  5.750%, 05/02/06*                                              830,000           891,198
Verizon Global Funding Corp.,
  6.750%, 12/01/05*                                              560,000           607,968
Verizon Global Funding Corp.,
  7.375%, 09/01/12*                                              400,000           464,416
                                                                           ---------------
                                                                                 3,068,660
                                                                           ---------------
UTILITIES--ELECTRIC (0.3%)
Dominion Resources, Inc. - Series B,
  7.625%, 07/15/05*                                              370,000           399,873
                                                                           ---------------
TOTAL CORPORATE DEBT (COST $22,656,042)                                         23,276,798
                                                                           ---------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (10.2%)
U.S. TREASURY BONDS & NOTES (10.2%)
U.S. Treasury Inflation Index Bond,
  3.375%, 01/15/12                                             1,034,790         1,166,207

                                              See Notes to Financial Statements.

                                                            PRINCIPAL          MARKET
                                                             AMOUNT             VALUE
                                                         ---------------   ---------------
U.S. TREASURY BONDS & NOTES (CONTINUED)
U.S. Treasury Inflation Index Bond,
  3.375%, 04/15/32*                                      $     3,231,099   $     3,994,068
U.S. Treasury Inflation Index Bond,
  3.875%, 04/15/29*                                            3,179,227         4,120,081
U.S. Treasury Note, 3.625%, 03/31/04*                          5,360,000         5,396,432
                                                                           ---------------
                                                                                14,676,788
                                                                           ---------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $12,740,858)                                                            14,676,788
                                                                           ---------------
SHORT-TERM INVESTMENTS (18.3%)
SECURITY LENDING COLLATERAL (18.3%)
Bank of Montreal, Eurodollar Term,
  1.060%, 01/15/04                                               271,711           271,711
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/03/04                                             1,043,054         1,043,054
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/12/04                                             2,781,477         2,781,477
BNP Paribas, Eurodollar Term,
  0.970%, 01/07/04                                             1,390,739         1,390,739
Credit Agricole Indosuez, Eurodollar Term,
  1.080%, 01/28/04                                               695,369           695,369
Credit Suisse First Boston Corp., Bank Note,
  1.140%, 09/08/04                                               347,685           347,685
Den Danske Bank, Eurodollar Term,
  1.020%, 01/30/04                                             1,043,054         1,043,054
Govco, Inc., Commercial Paper,
  1.072%, 02/12/04                                             1,039,520         1,039,520
Merrill Lynch & Co., Triparty Corporate,
  1.040%, 01/02/04                                             5,562,955         5,562,955
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.037%, 01/02/04                            710,909           710,909
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 0.976%, 01/02/04                          1,668,887         1,668,887
Royal Bank of Canada, Eurodollar Term,
  1.050%, 02/27/04                                             1,738,423         1,738,423
Royal Bank of Scotland, Eurodollar Term,
  1.080%, 01/20/04                                             3,546,384         3,546,384
Royal Bank of Scotland, Eurodollar Term,
  1.090%, 03/03/04                                             1,738,423         1,738,423
Svenska Handlesbanken, Eurodollar Term,
  1.085%, 01/15/04                                       $     1,390,739   $     1,390,739
Wells Fargo, Eurodollar Term,
  1.040%, 01/30/04                                             1,390,739         1,390,739
                                                                           ---------------
                                                                                26,360,068
                                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $26,360,068)                                 26,360,068
                                                                           ---------------
TOTAL INVESTMENTS AT MARKET VALUE (113.3%)
  (COST $147,803,012)                                                      $   163,481,861
                                                                           ---------------
OTHER ASSETS IN EXCESS OF LIABILITIES ( -13.3%)                                (19,198,520)
                                                                           ---------------
NET ASSETS (100.0%)                                                        $   144,283,341
                                                                           ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $147,908,732. Unrealized gains and losses, based on identified tax cost at December 31, 2003, are as follows:

Unrealized gains                                                           $    17,583,725
Unrealized losses                                                               (2,010,596)
                                                                           ---------------
  Net unrealized gain                                                      $    15,573,129
                                                                           ===============

*   Non-income producing security.

+   Fair valued by the Board of Directors

ADR American Depository Receipt

Category percentages are based on net assets.

See Notes to Financial Statements.

ING PIMCO TOTAL RETURN PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                            PRINCIPAL          MARKET
                                                             AMOUNT             VALUE
                                                         ---------------   ---------------
CORPORATE DEBT (6.7%)
AUTOMOTIVE (0.1%)
General Motors Corp., 8.250%, 07/15/23                   $       100,000   $       113,832
                                                                           ---------------
ELECTRIC UTILITIES (0.5%)
Columbus Southern Power Co., Series D,
  6.600%, 03/01/33                                               300,000           322,587
Entergy Gulf States, Inc. (144A),
  3.600%, 06/01/08+~                                             100,000            96,489
Oncor Electric Delivery Co.,
  7.250%, 01/15/33                                               100,000           114,129
                                                                           ---------------
                                                                                   533,205
                                                                           ---------------
FINANCIAL INSTITUTIONS (0.2%)
Chase Mortgage Finance Corp.,
  Series 1994-D,
  Class A9, 6.750%, 02/25/25                                     166,168           166,430
Chase Mortgage Finance Corp.,
  Series 2002-A1,
  Class 1A2, 6.000%, 12/25/29                                     70,673            70,760
                                                                           ---------------
                                                                                   237,190
                                                                           ---------------
FINANCIAL SERVICES (2.9%)
CIT Group, Inc., 7.750%, 04/02/12                                150,000           177,494
Citigroup, Inc., 5.625%, 08/27/12                                100,000           105,745
General Motors Acceptance Corp.,
  8.000%, 11/01/31                                               200,000           225,264
Morgan Stanley, 5.300%, 03/01/13                                 100,000           102,335
Navistar Financial Corp. Owner Trust,
  Series 2003-B, Class A2, 1.690%, 09/15/06                      500,000           501,782
Residential Funding Mortgage Securities,
  Inc., Series 1994-S9, Class A6,
  6.500%, 03/25/24                                               748,664           758,196
Sequoia Mortgage Trust, Series 2003-4,
  Class 2A1, 1.520%, 07/20/33                                    964,053           966,908
Washington Mutual, Series 2002-AR2,
  Class A, 3.159%, 02/27/34                                      168,383           171,268
                                                                           ---------------
                                                                                 3,008,992
                                                                           ---------------
MORTGAGE BACKED (1.9%)
Bear Stearns Adjustable Rate Mortgage Trust,
  Series 2002-5, Class 6A,
  5.981%, 06/25/32                                                99,230           102,920
Chase Funding Mortgage Loan, Series 1999-3,
  Class IIA1, 1.471%, 09/25/29                                   515,569           516,780
GSR Mortgage Loan Trust, Series 2002-4,
  Class A2C, 5.626%, 04/25/32                                    242,383           242,933
GSR Mortgage Loan Trust, Series 2003-2F,
  Class 3A1, 6.000%, 03/25/32                                    118,043           120,567
Residential Funding Mortgage Securities, Inc.
  Series 2003-S9, Class A1,
  6.500%, 03/25/32+                                              180,395           186,200
Washington Mutual Mortgage,
  Series 2002-MS8,
  Class 4A1, 5.750%, 12/25/32                            $       415,178   $       421,981
Wells Fargo Mortgage Backed Securities,
  Series 2002-18, Class 2A13,
  6.000%, 12/25/32                                               404,666           408,426
                                                                           ---------------
                                                                                 1,999,807
                                                                           ---------------
OIL & GAS (0.6%)
El Paso Corp., 7.750%, 01/15/32                                  200,000           171,500
Pemex Project Funding Master Trust,
  8.625%, 02/01/22                                               200,000           222,500
Petro Mexicanos, 9.250%, 03/30/18 (Mexico)                       100,000           117,000
Williams Companies, Inc. (The),
  6.250%, 02/01/06                                                70,000            72,100
                                                                           ---------------
                                                                                   583,100
                                                                           ---------------
TELECOMMUNICATIONS (0.5%)
AT&T Corp., 7.300%, 11/15/11                                      50,000            57,652
AT&T Corp., 8.500%, 11/15/31                                     100,000           117,260
AT&T Wireless Services, Inc.,
  7.875%, 03/01/11                                                30,000            34,773
Qwest Corp., 7.200%, 11/01/04                                    100,000           102,750
Qwest Corp. (144A), 8.875%, 03/15/12~                            200,000           230,500
                                                                           ---------------
                                                                                   542,935
                                                                           ---------------
TOTAL CORPORATE DEBT (COST $6,825,480)                                           7,019,061
                                                                           ---------------
CONVERTIBLE DEBT (0.3%)
FINANCIAL INSTITUTIONS (0.3%)
Financial Asset Receivables Corp. AAA Trust,
  1.271%, 09/27/33+                                              315,041           314,170
                                                                           ---------------
TOTAL CONVERTIBLE DEBT (COST $315,041)                                             314,170
                                                                           ---------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (44.3%)
MORTGAGE BACKED (26.6%)
FHLMC, Pool C90676, 5.500%, 05/01/23                             794,986           813,195
FHLMC, Pool C90678, 6.000%, 03/01/23                           1,980,278         2,057,815
FHLMC, Pool D95122, 6.000%, 02/01/22                              82,103            85,314
FHLMC, Pool D95897, 5.500%, 03/01/23                             337,016           344,735
FHLMC, Pool E91947, 6.000%, 10/01/17                              22,002            23,095
FHLMC, Pool M90747, 5.500%, 08/01/07                             133,688           137,669
FHLMC, Series 1585, Class J,
  6.500%, 10/15/22                                               900,003           917,239
FHLMC, Series 2386, Class PJ,
  6.000%, 04/15/28                                             1,420,986         1,444,551
FHLMC, Series 2412, Class PE,
  6.500%, 08/15/28                                             1,538,452         1,550,234
FHLMC, Series 2423, Class KA,
  6.000%, 01/15/20                                               396,890           404,294

                                              See Notes to Financial Statements.

                                                            PRINCIPAL          MARKET
                                                             AMOUNT             VALUE
                                                         ---------------   ---------------
MORTGAGE BACKED (CONTINUED)
FHLMC, Series 2424, Class TA,
  5.000%, 02/15/29                                       $        22,398   $        22,416
FHLMC, Series 2435, Class EL,
  6.000%, 09/15/27                                             2,200,000         2,226,734
FHLMC, Series 2436, Class MA,
  5.750%, 06/15/29                                                68,117            68,725
FHLMC, Series 2495, Class UJ,
  3.500%, 07/15/32                                               164,623           165,061
FHLMC, Series 2504, Class B,
  6.000%, 08/15/26                                               166,499           168,598
FHLMC, Series 2514, Class UB,
  4.000%, 12/15/12                                               752,645           762,015
FHLMC, Series 2518, Class KB,
  5.000%, 09/15/16                                               313,847           321,924
FHLMC, Series 2551, Class QJ,
  5.500%, 05/15/31                                               675,018           686,500
FHLMC, Series 27, Class FC,
  2.625%, 03/25/24                                               717,257           746,551
FHLMC, Series 31, Class D,
  0.000%, 04/25/24                                             1,379,012         1,340,034
FNMA, Pool 254236, 6.500%, 03/01/17                              420,419           446,314
FNMA, Pool 254764, 5.500%, 06/01/23                              491,699           503,117
FNMA, Pool 440734, 6.000%, 12/01/18                              114,043           118,735
FNMA, Pool 457196, 6.500%, 09/01/04                                9,571             9,598
FNMA, Pool 499049, 6.500%, 07/01/29                               70,822            74,136
FNMA, Pool 535777, 5.500%, 03/01/16                              330,781           344,149
FNMA, Pool 544861, 4.872%, 12/01/36                              330,556           336,435
FNMA, Pool 545553, 6.000%, 04/01/22                            1,053,480         1,094,996
FNMA, Pool 545696, 6.000%, 06/01/22                            2,606,348         2,709,060
FNMA, Pool 555198, 6.000%, 01/01/23                              481,196           500,159
FNMA, Pool 623651, 5.819%, 04/01/32                            1,221,485         1,241,894
FNMA, Pool 638085, 6.000%, 04/01/17                              434,786           456,715
FNMA, Pool 641795, 6.000%, 04/01/17                              474,247           498,166
FNMA, Pool 647307, 6.000%, 06/01/17                              661,814           695,194
FNMA, Pool 667068, 6.000%, 07/01/17                               26,793            28,145
FNMA, Pool 681273, 6.000%, 01/01/18                              112,165           117,822
FNMA, Pool 70597, 3.708%, 02/01/20                                79,014            80,360
FNMA, Pool 747620, 5.500%, 11/01/33                              499,950           506,870
FNMA, Pool 750470, 5.500%, 12/01/33                              333,962           338,585
FNMA, Pool 759028, 5.500%, 01/01/34                              337,965           342,643
FNMA, Pool 762439, 5.500%, 12/01/33                              327,974           332,514
FNMA, Pool 789272, 5.737%, 04/01/32                              453,708           471,659
FNMA, Series 1993-210, Class PH,
  6.250%, 10/25/22                                               220,689           224,453
FNMA, Series 1993-55, Class J,
  6.500%, 11/25/07                                               472,880           480,169
FNMA, Series 1994-37, Class GB,
  6.500%, 12/25/22                                               432,216           437,246
FNMA, Series 2002-42, Class AB,
  5.500%, 01/25/16                                               392,420           400,292
FNMA, Series 2003-16, Class KA,
  6.000%, 04/25/30                                       $       332,340   $       339,057
FNMA, Series 2003-W1, Class 1A1,
  6.500%, 12/25/42                                               157,700           167,596
FNMA, Series 2451, Class P,
  6.000%, 01/15/28                                               238,154           239,295
                                                                           ---------------
                                                                                27,822,073
                                                                           ---------------
U.S. TREASURY BONDS & NOTES (17.7%)
U.S. Treasury Bond, 5.500%, 08/15/28                             250,000           260,479
U.S. Treasury Bond, 6.250%, 08/15/23                           2,000,000         2,280,236
U.S. Treasury Bond, 7.500%, 11/15/16                           3,250,000         4,138,674
U.S. Treasury Bond, 7.875%, 02/15/21                             500,000           665,410
U.S. Treasury Inflation Index Bond,
  3.000%, 07/15/12                                               308,688           336,615
U.S. Treasury Inflation Index Bond,
  3.375%, 01/15/07                                             1,050,939         1,138,791
U.S. Treasury Inflation Index Bond,
  3.375%, 01/15/12                                               104,191           116,621
U.S. Treasury Inflation Index Bond,
  3.625%, 01/15/08                                             6,470,154         7,157,614
U.S. Treasury Inflation Index Bond,
  3.875%, 01/15/09                                             1,128,090         1,274,214
U.S. Treasury Inflation Index Bond,
  4.250%, 01/15/10                                               989,658         1,150,864
                                                                           ---------------
                                                                                18,519,518
                                                                           ---------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $46,400,909)                                                            46,341,591
                                                                           ---------------
SOVEREIGN DEBT OBLIGATIONS (1.8%)
BRAZIL (0.7%)
Brazil, C Bond, 8.000%, 04/15/14                                 430,994           425,292
Federal Republic of Brazil, 11.500%, 03/12/08                    160,000           186,400
Republic of Brazil, Series EI, 2.000%, 04/15/06                  120,000           118,822
                                                                           ---------------
                                                                                   730,514
                                                                           ---------------
CHILE (0.1%)
Republic of Chile, 5.500%, 01/15/13                              100,000           103,100
                                                                           ---------------
MEXICO (0.4%)
United Mexican States, 6.375%, 01/16/13                          100,000           104,000
United Mexican States, 8.300%, 08/15/31                          300,000           339,000
                                                                           ---------------
                                                                                   443,000
                                                                           ---------------
PANAMA (0.3%)
Republic of Panama, 8.875%, 09/30/27                             250,000           263,750
                                                                           ---------------
PERU (0.3%)
Republic of Peru, 9.125%, 01/15/08                               100,000           118,000

See Notes to Financial Statements.

                                                            PRINCIPAL          MARKET
                                                             AMOUNT             VALUE
                                                         ---------------   ---------------
PERU (CONTINUED)
Republic of Peru, 9.125%, 02/21/12                       $       200,000   $       224,000
                                                                           ---------------
                                                                                   342,000
                                                                           ---------------
TOTAL SOVEREIGN DEBT OBLIGATIONS (COST $1,682,735)                               1,882,364
                                                                           ---------------
MUNICIPAL DEBT OBLIGATIONS (4.6%)
CALIFORNIA (0.6%)
California State, General Obligation Unlimited,
  2.000%, 06/16/04                                               200,000           200,406
Golden State Tobacco Securitization Corp.,
  Series 2003-A-1, 6.250%, 06/01/33                              100,000            96,100
Golden State Tobacco Securitization Corp.,
  Series 2003-A-1, 6.750%, 06/01/39                              300,000           295,998
                                                                           ---------------
                                                                                   592,504
                                                                           ---------------
FLORIDA (0.2%)
Florida State Board of Education,
  5.000%, 06/01/32                                               200,000           205,546
                                                                           ---------------
ILLINOIS (0.3%)
Chicago Illinois, Series A, General Obligation
  Unlimited, 5.000%, 01/01/27                                    100,000           101,957
Illinois State, Taxable Pension,
  5.100%, 06/01/33                                               200,000           183,894
                                                                           ---------------
                                                                                   285,851
                                                                           ---------------
LOUISIANA (0.1%)
Tobacco Settlement Funding Corp., 5.875%, 05/15/39               100,000            87,666
                                                                           ---------------
MISSOURI (0.5%)
Missouri State, Higher Education Authority,
  Loan Revenue, 1.190%, 07/15/29                                 500,000           500,000
                                                                           ---------------
NEVADA (0.3%)
Clark County, Nevada School District,
  Series C, 5.375%, 06/15/13                                     100,000           114,648
Las Vegas Valley, Nevada Water District,
  Series A, 5.000%, 06/01/32                                     100,000           102,377
Las Vegas Valley, Nevada Water District,
  Series B, 5.000%, 06/01/27                                     100,000           102,377
                                                                           ---------------
                                                                                   319,402
                                                                           ---------------
NEW YORK (0.4%)
New York City, General Obligation Unlimited,
  6.500%, 05/15/12                                               200,000           231,934
New York City, Series J, General Obligation
  Unlimited, 5.250%, 06/01/28                                    100,000           102,911
New York, State Dormitory Authority Revenue,
  Series A, 5.000%, 03/15/27                                     100,000           101,912
                                                                           ---------------
                                                                                   436,757
                                                                           ---------------
OHIO (0.3%)
Akron, Ohio, Income Tax Revenue,
  5.000%, 12/01/33                                       $       250,000   $       257,470
Kettering City School District,
  5.000%, 12/01/30                                               100,000           103,229
                                                                           ---------------
                                                                                   360,699
                                                                           ---------------
TEXAS (1.4%)
Brazos Student Finance Corp.,
  Series 2002-AA2,
  1.190%, 01/01/38                                               500,000           500,625
Brazos, Texas, Higher Education Authority
  Income,
  1.240%, 12/01/39                                               500,000           500,000
San Antonio, General Obligation Unlimited,
  5.000%, 02/01/10                                               400,000           444,552
                                                                           ---------------
                                                                                 1,445,177
                                                                           ---------------
VIRGINIA (0.1%)
Virginia College Building Authority,
  5.000%, 02/01/10                                               100,000           112,200
                                                                           ---------------
WASHINGTON (0.4%)
Energy Northwest Washington Electric Revenue,
  5.500%, 07/01/12                                               100,000           113,552
Energy Northwest Washington Electric Revenue,
  5.500%, 07/01/15                                               100,000           113,607
King County, Washington Sewer Revenue,
  5.000%, 01/01/35                                               200,000           203,628
                                                                           ---------------
                                                                                   430,787
                                                                           ---------------
TOTAL MUNICIPAL DEBT OBLIGATIONS (COST $4,743,739)                               4,776,589
                                                                           ---------------
SHORT-TERM INVESTMENTS (40.4%)
CERTIFICATES OF DEPOSIT (0.4%)
Kraft Foods, Inc., 2.080%, 02/27/04                              400,000           400,000
                                                                           ---------------
COMMERCIAL PAPER (18.7%)
ABN Amro North America Financial, Inc.,
  1.070%, 01/14/04                                               900,000           899,652
ABN Amro North America Financial, Inc.,
  1.070%, 01/26/04                                               500,000           499,628
ABN Amro North America Financial, Inc.,
  1.075%, 02/03/04                                               600,000           599,409
ANZ (Delaware) Inc., 1.070%, 01/12/04                          1,000,000           999,673
ANZ (Delaware) Inc., 1.070%, 02/05/04                            700,000           699,272
CBA (Delaware) Finance, Inc.,
  1.070%, 02/17/04                                               500,000           499,301
CBA (Delaware) Finance, Inc.,
  1.075%, 02/20/04                                               500,000           499,253
CBA (Delaware) Finance, Inc.,
  1.080%, 02/17/04                                               600,000           599,154
Danske Corp., 1.075%, 02/24/04                                 1,400,000         1,397,743

                                              See Notes to Financial Statements.

                                                            PRINCIPAL          MARKET
                                                             AMOUNT             VALUE
                                                         ---------------   ---------------
COMMERCIAL PAPER (CONTINUED)
Danske Corp., 1.090%, 02/25/04                           $       500,000   $       499,167
European Investment Bank,
  1.060%, 03/15/04                                             1,500,000         1,496,732
General Electric Capital Corp.,
  1.090%, 02/24/04                                               100,000            99,837
General Electric Capital Corp.,
  1.105%, 03/12/04                                             1,200,000         1,197,385
General Electric Capital Corp.,
  1.120%, 01/21/04                                             1,000,000           999,378
HBOS Treasury Services, 1.080%, 04/01/04                         400,000           398,908
HBOS Treasury Services, 1.100%, 04/15/04                         500,000           498,396
Lloyds TSB Bank PLC, 1.090%, 03/09/04                            600,000           598,765
Rabobank Group, 1.070%, 01/20/04                                 800,000           799,548
Royal Bank of Scotland Group PLC,
  1.080%, 02/03/04                                               400,000           399,604
Royal Bank of Scotland Group PLC,
  1.085%, 01/20/04                                             1,700,000         1,699,027
Shell Finance (UK) PLC, 1.055%, 01/15/04                         800,000           799,671
Shell Finance (UK) PLC, 1.060%, 03/17/04                       1,400,000         1,396,867
UBS Finance (Delaware) LLC,
  1.060%, 01/20/04                                             2,000,000         1,998,881
                                                                           ---------------
                                                                                19,575,251
                                                                           ---------------
SECURITY LENDING COLLATERAL (0.2%)
Bank of Montreal, Eurodollar Term,
  1.060%, 01/15/04                                                 1,902             1,902
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/03/04                                                 7,301             7,301
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/12/04                                                19,468            19,468
BNP Paribas, Eurodollar Term,
  0.970%, 01/07/04                                                 9,734             9,734
Credit Agricole Indosuez, Eurodollar Term,
  1.080%, 01/28/04                                                 4,867             4,867
Credit Suisse First Boston Corp., Bank Note,
  1.140%, 09/08/04                                                 2,433             2,433
Den Danske Bank, Eurodollar Term,
  1.020%, 01/30/04                                                 7,300             7,300
Govco, Inc., Commercial Paper,
  1.072%, 02/12/04                                                 7,276             7,276
Merrill Lynch & Co., Triparty Corporate,
  1.040%, 01/02/04                                                38,936            38,936
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.037%, 01/02/04                              4,976             4,976
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 0.976%, 01/02/04                             11,681            11,681
Royal Bank of Canada, Eurodollar Term,
  1.050%, 02/27/04                                                12,168            12,168
Royal Bank of Scotland, Eurodollar Term,
  1.080%, 01/20/04                                                24,822            24,822
Royal Bank of Scotland, Eurodollar Term,
  1.090%, 03/03/04                                       $        12,168   $        12,168
Svenska Handlesbanken, Eurodollar Term,
  1.085%, 01/15/04                                                 9,734             9,734
Wells Fargo, Eurodollar Term,
  1.040%, 01/30/04                                                 9,734             9,734
                                                                           ---------------
                                                                                   184,500
                                                                           ---------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES (21.1%)
FHLB, 1.040%, 03/12/04                                           600,000           598,769
FHLMC, 1.020%, 01/15/04                                        1,200,000         1,199,524
FHLMC, 1.080%, 02/12/04                                        3,600,000         3,595,464
FHLMC, 03/01/04, 1.110%, 03/01/04                              2,100,000         2,096,115
FNMA, 1.040%, 03/31/04                                         1,100,000         1,097,140
FNMA, 1.050%, 03/24/04                                         1,400,000         1,396,611
FNMA, 1.060%, 03/10/04                                         1,700,000         1,696,546
FNMA, 1.075%, 03/03/04                                           500,000           499,074
U.S. Treasury Bill, 0.885%, 03/18/04                             680,000           678,714
U.S. Treasury Bill, 0.896%, 03/04/04                              20,000            19,969
U.S. Treasury Bill, 0.910%, 03/04/04                              20,000            19,967
U.S. Treasury Bill, 0.916%, 03/04/04                              20,000            19,968
U.S. Treasury Bill, 0.995%, 04/08/04                           8,200,000         8,177,790
U.S. Treasury Bill, 1.025%, 05/06/04                           1,000,000           996,414
                                                                           ---------------
                                                                                22,092,065
                                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $42,251,817)                                 42,251,816
                                                                           ---------------
TOTAL INVESTMENTS AT MARKET VALUE (98.1%)
  (COST $102,219,721)                                                      $   102,585,591
OTHER ASSETS IN EXCESS OF LIABILITIES (1.9%)                                     1,963,960
                                                                           ---------------
NET ASSETS (100.0%)                                                        $   104,549,551
                                                                           ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $102,318,876. Unrealized gains and losses, based on identified tax cost at December 31, 2003, are as follows:

Unrealized gains                                                           $       526,275
Unrealized losses                                                                 (259,560)
                                                                           ---------------
  Net unrealized gain                                                      $       266,715
                                                                           ===============

+   Fair valued by the Board of Directors

~ Security exempt from registration under Rule 144A of the Security Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003 the market value of these securities amounted to $326,989 or 0.31% of net assets.

FHLB Federal Home Loan Bank

FHLMC Federal Home Loan Mortgage Corporation

FNMA Federal National Mortgage Corporation

Category percentages are based on net assets.

See Notes to Financial Statements.

ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
COMMON STOCKS (92.2%)
AEROSPACE & DEFENSE (2.2%)
L-3 Communications Holdings, Inc.*                               272,700   $    14,005,872
                                                                           ---------------
BIOTECHNOLOGY (7.4%)
Chiron Corp.*                                                    580,000        33,054,200
Genentech, Inc.*                                                  23,900         2,236,323
ImClone Systems, Inc.*                                           285,300        11,314,998
                                                                           ---------------
                                                                                46,605,521
                                                                           ---------------
BUSINESS MACHINES (1.6%)
Maxtor Corp.*                                                    772,300         8,572,530
Quantum Corp.*                                                   552,600         1,724,112
                                                                           ---------------
                                                                                10,296,642
                                                                           ---------------
COMPUTER SOFTWARE & PROCESSING (1.3%)
Autodesk, Inc.                                                   100,000         2,458,000
Microsoft Corp.                                                  181,200         4,990,248
Verity, Inc.*                                                     58,400           974,696
                                                                           ---------------
                                                                                 8,422,944
                                                                           ---------------
COMPUTERS & INFORMATION (0.0%)
Seagate Technology Inc. Escrow*                                   83,100                 0
                                                                           ---------------
CONGLOMERATES (3.8%)
Tyco International Ltd.                                          885,695        23,470,917
                                                                           ---------------
ELECTRONICS (8.2%)
Cabot Microelectronics Corp.*                                     97,900         4,797,100
Cirrus Logic, Inc.*                                              334,300         2,564,081
Cree, Inc.*                                                      124,900         2,209,481
Drexler Technology Corp.*                                         31,500           430,605
DSP Group, Inc.*                                                  85,400         2,127,314
Intel Corp.                                                      404,700        13,031,340
Micron Technology, Inc.*                                         772,000        10,398,840
RF Micro Devices, Inc.*                                          474,400         4,767,720
SanDisk Corp.*                                                    89,900         5,496,486
Teradyne, Inc.*                                                  214,000         5,446,300
                                                                           ---------------
                                                                                51,269,267
                                                                           ---------------
ENTERTAINMENT & LEISURE (0.2%)
World Wrestling Entertainment, Inc.                               98,800         1,294,280
                                                                           ---------------
FINANCIAL SERVICES (11.4%)
CIT Group, Inc.                                                   80,600         2,897,570
Goldman Sachs Group, Inc. (The)                                    2,696           266,176
Lehman Brothers Holdings                                         564,104        43,560,111
Merrill Lynch & Co.                                              420,360        24,654,114
National Financial Partners Corp.                                  2,325            64,054
                                                                           ---------------
                                                                                71,442,025
                                                                           ---------------
HEALTH CARE PROVIDERS & SERVICES (5.3%)
UnitedHealth Group, Inc.                                         567,000   $    32,988,060
                                                                           ---------------
HEAVY MACHINERY (0.5%)
Pall Corp.                                                       120,000         3,219,600
                                                                           ---------------
MANUFACTURING (1.0%)
Grant Prideco, Inc.*                                             458,300         5,967,066
                                                                           ---------------
MEDIA--BROADCASTING & PUBLISHING (15.6%)
Cablevision Systems Corp.,
  New York Group, Class A*                                       850,400        19,890,856
Comcast Corp., Class A*                                          125,300         4,118,611
Comcast Corp., Special Class A*                                  779,900        24,395,272
Liberty Media Corp., Class A*                                  1,575,000        18,726,750
Time Warner, Inc.*                                               936,930        16,855,371
Viacom, Inc., Class B                                            310,511        13,780,478
                                                                           ---------------
                                                                                97,767,338
                                                                           ---------------
MEDICAL AND HEALTH PRODUCTS (0.8%)
Biosite, Inc.*                                                    86,700         2,509,965
CancerVax Corp.*                                                 102,900           977,550
Cytyc Corp.*                                                       7,870           108,291
IGEN International, Inc.*                                         20,900         1,231,219
                                                                           ---------------
                                                                                 4,827,025
                                                                           ---------------
OIL & GAS (3.8%)
Anadarko Petroleum Corp.                                          80,000         4,080,800
Weatherford International, Ltd.*                                 540,000        19,440,000
                                                                           ---------------
                                                                                23,520,800
                                                                           ---------------
PHARMACEUTICALS (24.4%)
Alkermes, Inc.*                                                  139,300         1,880,550
Amgen, Inc.*                                                     463,090        28,618,962
Biogen Idec, Inc.*                                               500,300        18,401,034
Forest Laboratories, Inc.*                                       487,944        30,154,939
Genzyme Corp.*                                                   542,170        26,750,668
Isis Pharmaceuticals, Inc.*                                       94,400           613,600
Johnson & Johnson                                                193,700        10,006,542
King Pharmaceuticals, Inc.*                                      435,000         6,638,100
Millennium Pharmaceuticals, Inc.*                                562,700        10,505,609
Nabi Biopharmaceuticals*                                          79,100         1,005,361
Pfizer, Inc.                                                      69,150         2,443,070
SICOR, Inc.*                                                     188,700         5,132,640
Valeant Pharmaceuticals International                            323,500         8,136,025
Vertex Pharmaceuticals, Inc.*                                    200,700         2,053,161
                                                                           ---------------
                                                                               152,340,261
                                                                           ---------------
TELECOMMUNICATIONS (4.7%)
AT&T Corp.                                                        71,900         1,459,570
AT&T Wireless Services, Inc.*                                  1,104,200         8,822,558
C-COR.net Corp.*                                                 269,600         3,000,648

                                              See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
TELECOMMUNICATIONS (CONTINUED)
Motorola, Inc.                                                   744,000   $    10,468,080
Nokia Oyj ADR (Finland)                                          318,800         5,419,600
                                                                           ---------------
                                                                                29,170,456
                                                                           ---------------
TOTAL COMMON STOCKS (COST $439,047,644)                                        576,608,074
                                                                           ---------------
REGISTERED INVESTMENT COMPANIES (2.2%)
EXCHANGE TRADED FUNDS (2.2%)
Nasdaq - 100 Index Tracking Stock                                386,400        14,088,144
                                                                           ---------------
TOTAL REGISTERED INVESTMENT COMPANIES
  (COST $9,907,025)                                                             14,088,144
                                                                           ---------------

                                                           PRINCIPAL
                                                             AMOUNT
                                                         ---------------
SHORT-TERM INVESTMENTS (14.2%)
SECURITY LENDING COLLATERAL (14.2%)
Bank of Montreal, Eurodollar Term,
  1.060%, 01/15/04                                       $       913,164           913,164
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/03/04                                             3,505,487         3,505,487
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/12/04                                             9,347,966         9,347,966
BNP Paribas, Eurodollar Term,
  0.970%, 01/07/04                                             4,673,983         4,673,983
Credit Agricole Indosuez, Eurodollar Term,
  1.080%, 01/28/04                                             2,336,992         2,336,992
Credit Suisse First Boston Corp., Bank Note,
  1.140%, 09/08/04                                             1,168,496         1,168,496
Den Danske Bank, Eurodollar Term,
  1.020%, 01/30/04                                             3,505,487         3,505,487
Govco, Inc., Commercial Paper,
  1.072%, 02/12/04                                             3,493,610         3,493,610
Merrill Lynch & Co., Triparty Corporate,
  1.040%, 01/02/04                                            18,695,933        18,695,933
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.037%, 01/02/04                          2,389,218         2,389,218
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 0.976%, 01/02/04                          5,608,780         5,608,780
Royal Bank of Canada, Eurodollar Term,
  1.050%, 02/27/04                                             5,842,479         5,842,479
Royal Bank of Scotland, Eurodollar Term,
  1.080%, 01/20/04                                            11,918,657        11,918,657
Royal Bank of Scotland, Eurodollar Term,
  1.090%, 03/03/04                                             5,842,479         5,842,479
Svenska Handlesbanken, Eurodollar Term,
  1.085%, 01/15/04                                             4,673,983         4,673,983

                                                           PRINCIPAL           MARKET
                                                             AMOUNT            VALUE
                                                         ---------------   ---------------
Wells Fargo, Eurodollar Term, 1.040%,
  01/30/04                                               $     4,673,983   $     4,673,983
                                                                           ---------------
                                                                                88,590,697
                                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $88,590,697)                                 88,590,697
                                                                           ---------------
TOTAL INVESTMENTS AT MARKET VALUE (108.6%)
  (COST $537,545,366)                                                      $   679,286,915
OTHER ASSETS IN EXCESS OF LIABILITIES ( -8.6%)                                 (53,711,117)
                                                                           ---------------
NET ASSETS (100.0%)                                                        $   625,575,798
                                                                           ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $540,015,616. Unrealized gains and losses, based on identified tax cost at December 31, 2003, are as follows:

Unrealized gains                                                           $   147,328,002
Unrealized losses                                                               (8,056,703)
                                                                           ---------------
  Net unrealized gain                                                      $   139,271,299
                                                                           ===============

*   Non-income producing security.

ADR American Depository Receipt

Category percentages are based on net assets.

See Notes to Financial Statements.

ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
COMMON STOCKS (92.9%)
ADVERTISING (0.4%)
Catalina Marketing Corp.*                                         11,500   $       231,840
                                                                           ---------------
AEROSPACE & DEFENSE (1.8%)
Boeing Co.                                                         2,900           122,206
Raytheon Co.                                                      32,500           976,300
                                                                           ---------------
                                                                                 1,098,506
                                                                           ---------------
AUTOMOTIVE (0.2%)
Fleetwood Enterprises, Inc.*                                      14,500           148,770
                                                                           ---------------
BANKING (2.1%)
Bank One Corp.                                                    10,800           492,372
J.P. Morgan Chase & Co.                                            8,400           308,532
State Street Corp.                                                 9,500           494,760
                                                                           ---------------
                                                                                 1,295,664
                                                                           ---------------
BEVERAGES, FOOD & TOBACCO (1.0%)
Archer-Daniels-Midland Co.                                        40,000           608,800
                                                                           ---------------
BUSINESS MACHINES (1.1%)
Hewlett-Packard Co.                                               29,000           666,130
                                                                           ---------------
BUSINESS SERVICES (3.6%)
Ikon Office Solutions, Inc.                                       50,000           593,000
Sabre Holdings Corp.                                              21,500           464,185
Smurfit-Stone Container Corp.                                     18,300           339,831
Unisys Corp.*                                                     57,000           846,450
                                                                           ---------------
                                                                                 2,243,466
                                                                           ---------------
CAPITAL EQUIPMENT (0.8%)
Honeywell International, Inc.                                     15,100           504,793
                                                                           ---------------
CHEMICALS (2.5%)
Cabot Corp.                                                       20,000           636,800
Crompton Corp.                                                    43,900           314,763
Dow Chemical Co.                                                  14,500           602,765
                                                                           ---------------
                                                                                 1,554,328
                                                                           ---------------
COMMERCIAL SERVICES (0.3%)
Fluor Corp.                                                        4,800           190,272
                                                                           ---------------
COMPUTER SOFTWARE & PROCESSING (3.4%)
IMS Health, Inc.                                                  13,700           340,582
Micromuse, Inc.*                                                  85,200           587,880
Microsoft Corp.                                                   22,000           605,880
RealNetworks, Inc.*                                               98,000           559,580
                                                                           ---------------
                                                                                 2,093,922
                                                                           ---------------
COMPUTERS & INFORMATION (1.8%)
3Com Corp.*                                                      131,800         1,076,806
                                                                           ---------------
CONSUMER GOODS AND SERVICES (0.7%)
Eastman Kodak Co.                                                 16,000   $       410,720
                                                                           ---------------
ELECTRONIC COMPONENTS (0.2%)
Sony Corp. (Japan)+                                                3,800           131,683
                                                                           ---------------
ELECTRONICS (6.6%)
Agilent Technologies, Inc.*                                       35,400         1,035,096
Intel Corp.                                                       31,000           998,200
Lattice Semiconductor Corp.*                                      24,200           234,256
Solectron Corp.*                                                 204,800         1,210,368
Taiwan Semiconductor
  Manufacturing Co., Ltd. ADR (Taiwan)*                           55,544           568,771
                                                                           ---------------
                                                                                 4,046,691
                                                                           ---------------
ENTERTAINMENT & LEISURE (3.7%)
Hasbro, Inc.                                                      42,900           912,912
Metro-Goldwyn-Mayer, Inc.*                                        33,107           565,799
Walt Disney Co.                                                   33,500           781,555
                                                                           ---------------
                                                                                 2,260,266
                                                                           ---------------
FINANCIAL SERVICES (2.6%)
American Express Co.                                              18,400           887,432
Mitsubishi Tokyo Financial
  Group, Inc. (Japan)+                                                86           670,500
Morgan Stanley                                                     1,000            57,870
                                                                           ---------------
                                                                                 1,615,802
                                                                           ---------------
FOOD RETAILERS (1.0%)
Safeway, Inc.*                                                    28,700           628,817
                                                                           ---------------
FOREST PRODUCTS & PAPER (2.2%)
Georgia-Pacific Corp.                                             18,000           552,060
Weyerhauser Co.                                                   12,700           812,800
                                                                           ---------------
                                                                                 1,364,860
                                                                           ---------------
HEALTH CARE PROVIDERS & SERVICES (0.9%)
Enzo Biochem, Inc.*                                               14,595           261,396
NDCHealth Corp.                                                   12,100           310,002
                                                                           ---------------
                                                                                   571,398
                                                                           ---------------
HEAVY MACHINERY (1.7%)
Caterpillar, Inc.                                                  4,100           340,382
Deere & Co.                                                        5,500           357,775
Ingersoll Rand Co.                                                 5,500           373,340
                                                                           ---------------
                                                                                 1,071,497
                                                                           ---------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (0.9%)
Home Depot, Inc.                                                  16,000           567,840
                                                                           ---------------

                                              See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
INSURANCE (7.3%)
Ambac Financial Group, Inc.                                        9,600   $       666,144
Chubb Corp.                                                       11,200           762,720
CNA Surety Corp.*                                                 31,100           295,761
Hartford Financial Services Group, Inc. (The)                      8,900           525,367
Marsh & McLennan Cos., Inc.                                       13,000           622,570
MBIA, Inc.                                                         8,500           503,455
MGIC Investment Corp.                                              9,200           523,848
Radian Group, Inc.                                                11,000           536,250
Scottish Re Group Ltd. (Cayman Islands)                            3,900            81,042
                                                                           ---------------
                                                                                 4,517,157
                                                                           ---------------
MEDIA--BROADCASTING & PUBLISHING (6.4%)
Comcast Corp., Special Class A*                                   33,700         1,054,136
Liberty Media Corp., Class A*                                     86,800         1,032,052
News Corp. Ltd. ADR (Australia)                                   20,600           743,660
Time Warner, Inc.*                                                60,200         1,082,998
                                                                           ---------------
                                                                                 3,912,846
                                                                           ---------------
MEDICAL & BIO-TECHNOLOGY (0.4%)
XOMA Ltd.*                                                        34,400           227,040
                                                                           ---------------
METALS (0.1%)
Shaw Group, Inc.*                                                  5,500            74,910
                                                                           ---------------
METALS AND MINING (5.6%)
Alcoa, Inc.                                                       25,900           984,200
Allegheny Technologies, Inc.                                      38,900           514,258
Engelhard Corp.                                                    9,000           269,550
Newmont Mining Corp.                                              21,100         1,025,671
Nucor Corp.                                                        5,300           296,800
Olin Corp.                                                        17,100           343,026
                                                                           ---------------
                                                                                 3,433,505
                                                                           ---------------
OIL & GAS (5.8%)
Amerada Hess Corp.                                                 3,200           170,144
Anadarko Petroleum Corp.                                          10,100           515,201
ChevronTexaco Corp.                                                9,100           786,149
GlobalSantaFe Corp.                                               14,900           369,967
Halliburton Co.                                                   24,200           629,200
Murphy Oil Corp.                                                   4,600           300,426
Schlumberger Ltd.                                                  7,900           432,288
Williams Companies, Inc. (The)                                    35,000           343,700
                                                                           ---------------
                                                                                 3,547,075
                                                                           ---------------
PHARMACEUTICALS (12.3%)
Abbott Laboratories                                               22,500         1,048,500
Bristol-Myers Squibb Co.                                          35,000         1,001,000
Elan Corp. PLC, ADR (Ireland)*                                    36,000           248,040
Genelabs Technologies, Inc.*                                      31,500            88,200
Johnson & Johnson                                                 20,000         1,033,200
Medco Health Solutions, Inc.*                                        904   $        30,727
Merck & Co., Inc.                                                 17,500           808,500
Novartis AG ADR (Switzerland)                                     20,000           917,800
Pfizer, Inc.                                                      35,000         1,236,550
Schering-Plough Corp.                                             16,900           293,891
Wyeth                                                             20,000           849,000
                                                                           ---------------
                                                                                 7,555,408
                                                                           ---------------
POLLUTION CONTROL (1.4%)
Waste Management, Inc.                                            30,000           888,000
                                                                           ---------------
REAL ESTATE (0.4%)
Friedman, Billings, Ramsey
  Group, Inc. (REIT)                                               7,200           166,176
St. Joe Co. (The)                                                  2,300            85,767
                                                                           ---------------
                                                                                   251,943
                                                                           ---------------
RESTAURANTS (0.1%)
FHC Delaware, Inc.                                                 5,486            34,287
                                                                           ---------------
RESTAURANTS AND LODGING (1.7%)
Extended Stay America, Inc.                                       23,100           334,488
McDonald's Corp.                                                  29,000           720,070
                                                                           ---------------
                                                                                 1,054,558
                                                                           ---------------
RETAILERS (1.1%)
Costco Wholesale Corp.*                                           18,600           691,548
                                                                           ---------------
TELECOMMUNICATIONS (10.8%)
Ericsson LM ADR (Sweden)*                                         64,000         1,132,800
Lucent Technologies, Inc.*                                       250,000           710,000
Motorola, Inc.                                                    74,500         1,048,215
Nippon Telegraph & Telephone
  Corp. ADR (Japan)                                               20,000           491,200
Nokia Oyj ADR (Finland)                                           53,300           906,100
SBC Communications, Inc.                                          24,200           630,894
UnitedGlobalCom, Inc., Class A*                                   93,319           791,345
Vodafone Group PLC ADR (United Kingdom)                           37,000           926,480
                                                                           ---------------
                                                                                 6,637,034
                                                                           ---------------
TOTAL COMMON STOCKS (COST $44,588,384)                                          57,208,182
                                                                           ---------------
PREFERRED STOCKS (1.4%)
MEDIA--BROADCASTING & PUBLISHING (1.4%)
News Corp. Ltd. ADR (Australia)                                   28,800           871,200
                                                                           ---------------
TOTAL PREFERRED STOCKS (COST $623,228)                                             871,200
                                                                           ---------------

See Notes to Financial Statements.

                                                           PRINCIPAL           MARKET
                                                             AMOUNT            VALUE
                                                         ---------------   ---------------
CONVERTIBLE DEBT (0.1%)
OIL SERVICES (0.1%)
Friede Goldman Halter, Inc.,
  4.500%, 09/15/04*++                                    $       555,000   $        41,625
                                                                           ---------------
TOTAL CONVERTIBLE DEBT (COST $494,315)                                              41,625
                                                                           ---------------
SHORT-TERM INVESTMENTS (14.7%)
SECURITY LENDING COLLATERAL (14.7%)
Bank of Montreal, Eurodollar Term,
  1.060%, 01/15/04                                                93,203            93,203
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/03/04                                               357,791           357,791
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/12/04                                               954,110           954,110
BNP Paribas, Eurodollar Term,
  0.970%, 01/07/04                                               477,055           477,055
Credit Agricole Indosuez, Eurodollar Term,
  1.080%, 01/28/04                                               238,528           238,528
Credit Suisse First Boston Corp., Bank Note,
  1.140%, 09/08/04                                               119,264           119,264
Den Danske Bank, Eurodollar Term,
  1.020%, 01/30/04                                               357,791           357,791
Govco, Inc., Commercial Paper,
  1.072%, 02/12/04                                               356,579           356,579
Merrill Lynch & Co., Triparty Corporate,
  1.040%, 01/02/04                                             1,908,221         1,908,221
Merrill Lynch Premier Institutional Fund,
  Money Market Fund,
  1.037%, 01/02/04                                               243,858           243,858
Merrimac Cash Fund - Premium Class,
  Money Market Fund,
  0.976%, 01/02/04                                               572,466           572,466
Royal Bank of Canada, Eurodollar Term,
  1.050%, 02/27/04                                               596,319           596,319
Royal Bank of Scotland, Eurodollar Term,
  1.080%, 01/20/04                                             1,216,491         1,216,491
Royal Bank of Scotland, Eurodollar Term,
  1.090%, 03/03/04                                               596,319           596,319
Svenska Handlesbanken, Eurodollar Term,
  1.085%, 01/15/04                                       $       477,055   $       477,055
Wells Fargo, Eurodollar Term,
  1.040%, 01/30/04                                               477,055           477,055
                                                                           ---------------
                                                                                 9,042,105
                                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $9,042,105)                                   9,042,105
                                                                           ---------------
TOTAL INVESTMENTS AT MARKET VALUE (109.1%)
  (COST $54,748,032)                                                       $    67,163,112
OTHER ASSETS IN EXCESS OF LIABILITIES ( -9.1%)                                  (5,603,845)
                                                                           ---------------
NET ASSETS (100.0%)                                                        $    61,559,267
                                                                           ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $54,979,670. Unrealized gains and losses, based on identified tax cost at December 31, 2003, are as follows:

Unrealized gains                                                           $    12,851,304
Unrealized losses                                                                 (667,862)
                                                                           ---------------
  Net unrealized gain                                                      $    12,183,442
                                                                           ===============

*   Non-income producing security.

+   Fair valued by the Board of Directors

++  Security is in default.

ADR American Depository Receipt

Category percentages are based on net assets.

                                              See Notes to Financial Statements.

ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
COMMON STOCKS (95.6%)
AEROSPACE & DEFENSE (2.9%)
Boeing Co.                                                        18,600   $       783,804
Lockheed Martin Corp.                                             10,700           549,980
United Technologies, Inc.                                          7,700           729,729
                                                                           ---------------
                                                                                 2,063,513
                                                                           ---------------
BANKING (10.2%)
Bank of America Corp.                                              9,900           796,257
Bank of New York Co., Inc.                                        32,300         1,069,776
FleetBoston Financial Corp.                                       25,300         1,104,345
J.P. Morgan Chase & Co.                                           23,200           852,136
U.S. Bancorp                                                      36,500         1,086,970
Wachovia Corp.                                                    18,300           852,597
Washington Mutual, Inc.                                           17,900           718,148
Wells Fargo & Co.                                                 14,700           865,683
                                                                           ---------------
                                                                                 7,345,912
                                                                           ---------------
BEVERAGES, FOOD & TOBACCO (5.3%)
Altria Group, Inc.                                                35,900         1,953,678
Kraft Foods, Inc.                                                 30,800           992,376
R.J. Reynolds Tobacco Holdings, Inc.                              15,000           872,250
                                                                           ---------------
                                                                                 3,818,304
                                                                           ---------------
BUSINESS MACHINES (3.1%)
Hewlett-Packard Co.                                               66,200         1,520,614
International Business Machines Corp.                              7,400           685,832
                                                                           ---------------
                                                                                 2,206,446
                                                                           ---------------
CAPITAL EQUIPMENT (1.7%)
Honeywell International, Inc.                                     36,000         1,203,480
                                                                           ---------------
CHEMICALS (1.6%)
Avery Dennison Corp.                                              12,900           722,658
Dow Chemical Co.                                                  11,100           461,427
                                                                           ---------------
                                                                                 1,184,085
                                                                           ---------------
COMPUTER SOFTWARE & PROCESSING (1.7%)
Microsoft Corp.                                                   31,000           853,740
Novell, Inc.*                                                     36,300           381,876
                                                                           ---------------
                                                                                 1,235,616
                                                                           ---------------
COMPUTERS & INFORMATION (0.5%)
3Com Corp.*                                                       45,700           373,369
                                                                           ---------------
CONSUMER GOODS AND SERVICES (0.8%)
Newell Rubbermaid, Inc.                                           24,900           566,973
                                                                           ---------------
DIVERSIFIED COMPUTER PRODUCTS (1.2%)
Sun Microsystems, Inc.*                                          192,800           865,672
                                                                           ---------------
ELECTRIC UTILITIES (3.7%)
FirstEnergy Corp.                                                 25,600           901,120
NiSource, Inc.                                                    39,100           857,854
PPL Corp.                                                          2,200   $        96,250
Progress Energy, Inc.                                             17,400           787,524
                                                                           ---------------
                                                                                 2,642,748
                                                                           ---------------
ELECTRONICS (1.7%)
Celestica, Inc. (Canada)*                                         33,800           509,366
Solectron Corp.*                                                 116,000           685,560
                                                                           ---------------
                                                                                 1,194,926
                                                                           ---------------
FINANCIAL SERVICES (7.3%)
American Express Co.                                              16,900           815,087
Goldman Sachs Group, Inc. (The)                                    8,500           839,205
MBNA Corp.                                                        37,600           934,360
Merrill Lynch & Co.                                               19,600         1,149,540
Morgan Stanley                                                    14,500           839,115
Waddell & Reed Financial, Inc., Class A                           30,200           708,492
                                                                           ---------------
                                                                                 5,285,799
                                                                           ---------------
FOOD RETAILERS (3.3%)
Kroger Co. (The)*                                                 67,200         1,243,872
Safeway, Inc.*                                                    50,900         1,115,219
                                                                           ---------------
                                                                                 2,359,091
                                                                           ---------------
FOREST PRODUCTS & PAPER (3.1%)
International Paper Co.                                           25,700         1,107,927
Kimberly-Clark Corp.                                              18,900         1,116,801
                                                                           ---------------
                                                                                 2,224,728
                                                                           ---------------
HEALTH CARE PROVIDERS & SERVICES (1.5%)
HCA, Inc.                                                         25,500         1,095,480
                                                                           ---------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (1.1%)
Home Depot, Inc.                                                  21,800           773,682
                                                                           ---------------
INSURANCE (5.6%)
American International Group, Inc.                                21,100         1,398,508
Hartford Financial Services Group, Inc. (The)                     10,700           631,621
Loews Corp.                                                       18,600           919,770
St. Paul Companies, Inc. (The)                                    18,100           717,665
XL Capital Ltd. (Bermuda)                                          4,300           333,465
                                                                           ---------------
                                                                                 4,001,029
                                                                           ---------------
MEDIA--BROADCASTING & PUBLISHING (3.8%)
Comcast Corp., Class A*                                           20,218           664,566
Comcast Corp., Special Class A*                                   20,000           625,600
Liberty Media Corp., Class A*                                     91,000         1,081,990
Time Warner, Inc.*                                                21,200           381,388
                                                                           ---------------
                                                                                 2,753,544
                                                                           ---------------

See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
METALS AND MINING (1.9%)
Alcoa, Inc.                                                       36,000   $     1,368,000
                                                                           ---------------
OIL & GAS (10.5%)
BP PLC (United Kingdom)                                           29,400         1,450,890
ChevronTexaco Corp.                                               15,900         1,373,601
ENSCO International, Inc.                                         35,500           964,535
GlobalSantaFe Corp.                                               27,200           675,376
Nabors Industries, Ltd.*                                          18,000           747,000
Total SA ADR (France)                                             13,900         1,285,889
Transocean, Inc.*                                                 42,600         1,022,826
                                                                           ---------------
                                                                                 7,520,117
                                                                           ---------------
PHARMACEUTICALS (7.4%)
Johnson & Johnson                                                 13,500           697,410
Merck & Co., Inc.                                                 21,900         1,011,780
Pfizer, Inc.                                                      56,800         2,006,744
Schering-Plough Corp.                                             46,300           805,157
Wyeth                                                             18,300           776,835
                                                                           ---------------
                                                                                 5,297,926
                                                                           ---------------
POLLUTION CONTROL (0.9%)
Waste Management, Inc.                                            22,700           671,920
                                                                           ---------------
REAL ESTATE (1.3%)
Equity Office Properties Trust (REIT)                             33,400           956,910
                                                                           ---------------
RESTAURANTS AND LODGING (1.8%)
McDonald's Corp.                                                  53,500         1,328,405
                                                                           ---------------
RETAILERS (3.0%)
Costco Wholesale Corp.*                                           13,400           498,212
Federated Department Stores, Inc.                                 15,000           706,950
Target Corp.                                                      25,500           979,200
                                                                           ---------------
                                                                                 2,184,362
                                                                           ---------------
TELECOMMUNICATIONS (8.7%)
AT&T Corp.                                                        34,700           704,410
AT&T Wireless Services, Inc.*                                    127,500         1,018,725
Comverse Technology, Inc.*                                        27,000           474,930
Lucent Technologies, Inc.*                                       268,400           762,256
Nokia Oyj ADR (Finland)                                           52,800           897,600
SBC Communications, Inc.                                          45,400         1,183,578
Verizon Communications, Inc.                                      35,500         1,245,340
                                                                           ---------------
                                                                                 6,286,839
                                                                           ---------------
TOTAL COMMON STOCKS (COST $60,187,610)                                          68,808,876
                                                                           ---------------
PREFERRED STOCKS (1.5%)
MEDIA--BROADCASTING & PUBLISHING (1.5%)
News Corp. Ltd. ADR (Australia)                                   34,800   $     1,052,700
                                                                           ---------------
TOTAL PREFERRED STOCKS (COST $938,141)                                           1,052,700
                                                                           ---------------

                                                           PRINCIPAL
                                                             AMOUNT
                                                         ---------------
SHORT-TERM INVESTMENTS (10.8%)
SECURITY LENDING COLLATERAL (10.8%)
Bank of Montreal, Eurodollar Term,
  1.060%, 01/15/04                                       $        80,311            80,311
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/03/04                                               308,300           308,300
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/12/04                                               822,132           822,132
BNP Paribas, Eurodollar Term,
  0.970%, 01/07/04                                               411,066           411,066
Credit Agricole Indosuez, Eurodollar Term,
  1.080%, 01/28/04                                               205,533           205,533
Credit Suisse First Boston Corp., Bank Note,
  1.140%, 09/08/04                                               102,766           102,766
Den Danske Bank, Eurodollar Term,
  1.020%, 01/30/04                                               308,300           308,300
Govco, Inc., Commercial Paper,
  1.072%, 02/12/04                                               307,255           307,255
Merrill Lynch & Co., Triparty Corporate,
  1.040%, 01/02/04                                             1,644,265         1,644,265
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.037%, 01/02/04                            210,126           210,126
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 0.976%, 01/02/04                            493,279           493,279
Royal Bank of Canada, Eurodollar Term,
  1.050%, 02/27/04                                               513,833           513,833
Royal Bank of Scotland, Eurodollar Term,
  1.080%, 01/20/04                                             1,048,219         1,048,219
Royal Bank of Scotland, Eurodollar Term,
  1.090%, 03/03/04                                               513,833           513,833
Svenska Handlesbanken, Eurodollar Term,
  1.085%, 01/15/04                                               411,066           411,066
Wells Fargo, Eurodollar Term,
  1.040%, 01/30/04                                               411,066           411,066
                                                                           ---------------
                                                                                 7,791,350
                                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $7,791,350)                                   7,791,350
                                                                           ---------------
TOTAL INVESTMENTS AT MARKET VALUE (107.9%)
  (COST $68,917,101)                                                       $    77,652,926
OTHER ASSETS IN EXCESS OF LIABILITIES ( -7.9%)                                  (5,716,138)
                                                                           ---------------
NET ASSETS (100.0%)                                                        $    71,936,788
                                                                           ===============

                                              See Notes to Financial Statements.

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $69,008,130. Unrealized gains and losses, based on identified tax cost at December 31, 2003, are as follows:

Unrealized gains                                                           $    10,652,201
Unrealized losses                                                               (2,007,405)
                                                                           ---------------
  Net unrealized gain                                                      $     8,644,796
                                                                           ===============

*   Non-income producing security.

ADR American Depository Receipt

REIT Real Estate Investment Trust

Category percentages are based on net assets.

See Notes to Financial Statements.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
COMMON STOCKS (96.6%)
AIR FREIGHT & LOGISTICS (0.3%)
United Parcel Service, Inc., Class B                              31,200   $     2,325,958
                                                                           ---------------
AUTOMOBILES (1.0%)
Harley-Davidson, Inc.                                            155,000         7,367,150
                                                                           ---------------
BANKS (0.9%)
Mellon Financial Corp.                                           209,600         6,730,256
                                                                           ---------------
BEVERAGES (1.3%)
Coca-Cola Co.                                                    140,700         7,140,525
PepsiCo, Inc.                                                     59,200         2,759,904
                                                                           ---------------
                                                                                 9,900,429
                                                                           ---------------
BIOTECHNOLOGY (2.5%)
Amgen, Inc.*                                                     156,100         9,646,980
Genentech, Inc.*                                                  24,400         2,283,108
Gilead Sciences, Inc.*                                            73,600         4,279,104
MedImmune, Inc.*                                                  98,900         2,512,060
                                                                           ---------------
                                                                                18,721,252
                                                                           ---------------
CAPITAL MARKETS (5.6%)
Charles Schwab Corp.                                             226,400         2,680,576
Credit Suisse Group (Switzerland)+                               155,900         5,686,863
Goldman Sachs Group, Inc. (The)                                   29,800         2,942,154
Merrill Lynch & Co.                                              158,500         9,296,025
Morgan Stanley                                                    87,700         5,075,199
Northern Trust Corp.                                             129,100         5,992,822
State Street Corp.                                               182,000         9,478,560
                                                                           ---------------
                                                                                41,152,199
                                                                           ---------------
COMMERCIAL BANKS (1.0%)
U.S. Bancorp                                                     258,200         7,689,196
                                                                           ---------------
COMMERCIAL SERVICES & SUPPLIES (2.6%)
Adecco SA (Switzerland)+                                          76,500         4,938,963
Apollo Group, Inc., Class A*                                     113,850         7,741,800
Cendant Corp.*                                                   280,500         6,246,735
                                                                           ---------------
                                                                                18,927,498
                                                                           ---------------
COMMUNICATIONS EQUIPMENT (1.6%)
Cisco Systems, Inc.*                                             495,000        12,023,550
                                                                           ---------------
COMPUTERS & PERIPHERALS (1.4%)
Dell, Inc.*                                                      293,400         9,963,864
                                                                           ---------------
CONSUMER FINANCE (1.8%)
American Express Co.                                              77,500         3,737,825
MBNA Corp.                                                       110,300         2,740,955
SLM Corp.                                                        180,700         6,808,776
                                                                           ---------------
                                                                                13,287,556
                                                                           ---------------
DIVERSIFIED FINANCIAL SERVICES (3.7%)
Citigroup, Inc.                                                  558,510   $    27,110,075
                                                                           ---------------
ENERGY EQUIPMENT & SERVICES (1.9%)
Baker Hughes, Inc.                                               207,100         6,660,336
Schlumberger Ltd.                                                130,800         7,157,376
                                                                           ---------------
                                                                                13,817,712
                                                                           ---------------
FOOD & STAPLES RETAILING (3.0%)
SYSCO Corp.                                                      138,600         5,160,078
Wal-Mart de Mexico SA de CV,
  Series V (Mexico)                                              333,300           949,533
Wal-Mart de Mexico SA de CV,
  Series V ADR (Mexico)                                           92,600         2,639,415
Wal-Mart Stores, Inc.                                            151,200         8,021,160
Walgreen Co.                                                     142,900         5,198,702
                                                                           ---------------
                                                                                21,968,888
                                                                           ---------------
FOOD PRODUCTS (0.7%)
General Mills, Inc.                                               52,300         2,369,190
Unilever PLC (United Kingdom)+                                   297,200         2,770,607
                                                                           ---------------
                                                                                 5,139,797
                                                                           ---------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.2%)
Biomet, Inc.                                                      89,200         3,247,772
Boston Scientific Corp.*                                          45,600         1,676,256
Medtronic, Inc.                                                   81,400         3,956,854
                                                                           ---------------
                                                                                 8,880,882
                                                                           ---------------
HEALTH CARE PROVIDERS & SERVICES (5.3%)
Cardinal Health, Inc.                                             47,500         2,905,100
Medco Health Solutions, Inc.*                                     88,400         3,004,716
UnitedHealth Group, Inc.                                         399,900        23,266,182
WellPoint Health Networks, Inc.*                                 104,600        10,145,154
                                                                           ---------------
                                                                                39,321,152
                                                                           ---------------
HOTELS, RESTAURANTS & LEISURE (2.9%)
Carnival Corp. (Panama)                                          155,000         6,158,150
Compass Group PLC (United Kingdom)+                              770,800         5,248,264
International Game Technology                                    208,400         7,439,880
MGM Mirage, Inc.*                                                 70,600         2,655,266
                                                                           ---------------
                                                                                21,501,560
                                                                           ---------------
INDUSTRIAL CONGLOMERATES (2.8%)
General Electric Co.                                             322,000         9,975,560
Tyco International Ltd.                                          395,800        10,488,700
                                                                           ---------------
                                                                                20,464,260
                                                                           ---------------
INSURANCE (5.4%)
ACE Ltd. (Bermuda)                                               128,300         5,314,186
American International Group, Inc.                               271,600        18,001,648
China Life Insurance Co ADR (China)*                              31,100         1,025,367

                                              See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
INSURANCE (CONTINUED)
Hartford Financial Services
  Group, Inc. (The)                                              108,200   $     6,387,046
Marsh & McLennan Cos., Inc.                                       90,200         4,319,678
Travelers Property Casualty Corp., Class A                       287,776         4,828,881
                                                                           ---------------
                                                                                39,876,806
                                                                           ---------------
INTERNET & CATALOG RETAIL (0.8%)
eBay, Inc.*                                                       86,000         5,554,740
                                                                           ---------------
INTERNET SOFTWARE & SERVICES (1.4%)
InterActiveCorp*                                                 143,200         4,858,776
Yahoo! Inc.*                                                     124,000         5,601,080
                                                                           ---------------
                                                                                10,459,856
                                                                           ---------------
IT CONSULTING & SERVICES (0.7%)
Accenture, Ltd., Class A (Bermuda)*                              205,500         5,408,760
                                                                           ---------------
IT SERVICES (4.5%)
Affiliated Computer Services, Inc., Class A*                     186,000        10,129,560
First Data Corp.                                                 296,800        12,195,512
Fiserv, Inc.*                                                    190,600         7,530,606
SunGard Data Systems, Inc.*                                      123,700         3,427,727
                                                                           ---------------
                                                                                33,283,405
                                                                           ---------------
MACHINERY (0.9%)
Danaher Corp.                                                     75,300         6,908,775
                                                                           ---------------
MEDIA (9.6%)
British Sky Broadcasting PLC
  (United Kingdom)*+                                             305,100         3,840,322
Clear Channel Communications, Inc.                               210,200         9,843,666
Comcast Corp., Special Class A*                                  360,100        11,263,928
E.W. Scripps Co.                                                  51,500         4,848,210
Echostar Communications Corp.*                                   235,100         7,993,400
Liberty Media Corp., Class A*                                    615,264         7,315,489
Omnicom Group, Inc.                                               27,800         2,427,774
Time Warner, Inc.*                                               285,600         5,137,944
Univision Communications, Inc., Class A*                         211,500         8,394,435
Viacom, Inc., Class B                                            225,530        10,009,021
                                                                           ---------------
                                                                                71,074,189
                                                                           ---------------
METALS & MINING (1.4%)
Nucor Corp.                                                      113,800         6,372,800
Rio Tinto PLC (United Kingdom)+                                  133,900         3,679,755
                                                                           ---------------
                                                                                10,052,555
                                                                           ---------------
MULTILINE RETAIL (2.3%)
Family Dollar Stores, Inc.                                        73,200         2,626,416
Kohl's Corp.*                                                     69,900         3,141,306
Target Corp.                                                     283,400        10,882,560
                                                                           ---------------
                                                                                16,650,282
                                                                           ---------------
OIL & GAS (1.8%)
ChevronTexaco Corp.                                               74,600   $     6,444,694
Exxon Mobil Corp.                                                167,938         6,885,458
                                                                           ---------------
                                                                                13,330,152
                                                                           ---------------
PERSONAL PRODUCTS (0.4%)
Gillette Co.                                                      80,300         2,949,419
                                                                           ---------------
PHARMACEUTICALS (6.2%)
Abbott Laboratories                                              103,600         4,827,760
Eli Lilly and Co.                                                 18,700         1,315,171
Forest Laboratories, Inc.*                                       114,600         7,082,280
Johnson & Johnson                                                134,200         6,932,772
Pfizer, Inc.                                                     554,168        19,578,756
Sanofi-Synthelabo SA (France)                                     26,800         2,016,590
Wyeth                                                            102,200         4,338,390
                                                                           ---------------
                                                                                46,091,719
                                                                           ---------------
RESTAURANTS (0.5%)
Starbucks Corp.*                                                 106,900         3,534,114
                                                                           ---------------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT (3.5%)
Analog Devices, Inc.                                              73,800         3,368,970
Applied Materials, Inc.*                                         240,600         5,401,470
Intel Corp.                                                      175,600         5,654,320
Maxim Intergrated Products, Inc.                                  52,700         2,624,460
Samsung Electronics Co., Ltd.
  (South Korea)+                                                  13,000         4,920,343
Xilinx, Inc.*                                                     94,600         3,664,804
                                                                           ---------------
                                                                                25,634,367
                                                                           ---------------
SOFTWARE (5.9%)
Adobe Systems, Inc.                                               93,500         3,674,550
Intuit, Inc.*                                                    135,000         7,142,850
Mercury Interactive Corp.*                                        26,300         1,279,232
Microsoft Corp.                                                  833,000        22,940,820
Siebel Systems, Inc.*                                            225,700         3,130,459
Symantec Corp.*                                                   68,600         2,376,990
Synopsys, Inc.*                                                   89,500         3,021,520
                                                                           ---------------
                                                                                43,566,421
                                                                           ---------------
SPECIALTY RETAIL (2.7%)
Best Buy Co., Inc.                                               106,050         5,540,052
Home Depot, Inc.                                                 246,400         8,744,736
Industria de Diseno Textil, SA (Spain)                           101,400         2,057,653
Kingfisher PLC (United Kingdom)+                                 685,800         3,427,395
                                                                           ---------------
                                                                                19,769,836
                                                                           ---------------
TEXTILES, APPAREL & LUXURY GOODS (0.5%)
Hermes International (France)+                                    20,849         4,040,979
                                                                           ---------------

See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
THRIFTS & MORTGAGE FINANCE (1.8%)
Fannie Mae                                                       133,900   $    10,050,534
Freddie Mac                                                       58,800         3,429,216
                                                                           ---------------
                                                                                13,479,750
                                                                           ---------------
TOBACCO (0.8%)
Altria Group, Inc.                                               110,000         5,986,200
                                                                           ---------------
WIRELESS TELECOMMUNICATION SERVICES (4.0%)
Crown Castle International Corp.*                                301,600         3,326,648
Nextel Communications, Inc., Class A*                            313,400         8,794,004
NTT DoCoMo, Inc. (Japan)+                                            344           786,554
Vodafone Group PLC (United Kingdom)+                           4,391,414        10,894,809
Vodafone Group PLC ADR (United Kingdom)                          219,900         5,506,296
                                                                           ---------------
                                                                                29,308,311
                                                                           ---------------
TOTAL COMMON STOCKS (COST $605,637,883)                                        713,253,870
                                                                           ---------------

                                                           PRINCIPAL
                                                             AMOUNT
                                                         ---------------
SHORT-TERM INVESTMENTS (7.9%)
SECURITY LENDING COLLATERAL (7.9%)
Bank of Montreal, Eurodollar Term,
  1.060%, 01/15/04                                       $       600,613           600,613
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/03/04                                             2,305,658         2,305,658
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/12/04                                             6,148,420         6,148,420
BNP Paribas, Eurodollar Term,
  0.970%, 01/07/04                                             3,074,210         3,074,210
Credit Agricole Indosuez, Eurodollar Term,
  1.080%, 01/28/04                                             1,537,105         1,537,105
Credit Suisse First Boston Corp., Bank Note,
  1.140%, 09/08/04                                               768,553           768,553
Den Danske Bank, Eurodollar Term,
  1.020%, 01/30/04                                             2,305,658         2,305,658
Govco, Inc., Commercial Paper,
  1.072%, 02/12/04                                             2,297,845         2,297,845
Merrill Lynch & Co., Triparty Corporate,
  1.040%, 01/02/04                                            12,296,840        12,296,840
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.037%, 01/02/04                          1,571,456         1,571,456
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 0.976%, 01/02/04                          3,689,052         3,689,052
Royal Bank of Canada, Eurodollar Term,
  1.050%, 02/27/04                                             3,842,762         3,842,762
Royal Bank of Scotland, Eurodollar Term,
  1.080%, 01/20/04                                             7,839,235         7,839,235

                                                           PRINCIPAL           MARKET
                                                             AMOUNT            VALUE
                                                         ---------------   ---------------
Royal Bank of Scotland, Eurodollar Term,
  1.090%, 03/03/04                                       $     3,842,762   $     3,842,762
Svenska Handlesbanken, Eurodollar Term,
  1.085%, 01/15/04                                             3,074,210         3,074,210
Wells Fargo, Eurodollar Term,
  1.040%, 01/30/04                                             3,074,210         3,074,210
                                                                           ---------------
                                                                                58,268,589
                                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $58,268,589)                                 58,268,589
                                                                           ---------------
TOTAL INVESTMENTS AT MARKET VALUE (104.5%)
  (COST $663,906,472)                                                      $   771,522,459
OTHER ASSETS IN EXCESS OF LIABILITIES ( -4.5%)                                 (33,133,999)
                                                                           ---------------
NET ASSETS (100.0%)                                                        $   738,388,460
                                                                           ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $672,848,626. Unrealized gains and losses, based on identified tax cost at December 31, 2003, are as follows:

Unrealized gains                                                           $   107,790,498
Unrealized losses                                                               (9,116,665)
                                                                           ---------------
  Net unrealized gain                                                      $    98,673,833
                                                                           ===============

*   Non-income producing security.

+   Fair valued by the Board of Directors

ADR American Depository Receipt

Category percentages are based on net assets.

                                              See Notes to Financial Statements.

ING UBS TACTICAL ASSET ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
COMMON STOCKS (99.5%)
ADVERTISING (0.2%)
Interpublic Group of Companies, Inc.*                                800   $        12,480
Omnicom Group, Inc.                                                  400            34,932
                                                                           ---------------
                                                                                    47,412
                                                                           ---------------
AEROSPACE & DEFENSE (1.6%)
Boeing Co.                                                         1,700            71,638
General Dynamics Corp.                                               400            36,156
Goodrich Corp.                                                       200             5,938
ITT Industries, Inc.                                                 200            14,842
Lockheed Martin Corp.                                                900            46,260
Northrop Grumman Corp.                                               400            38,240
Raytheon Co.                                                         800            24,032
Rockwell Collins, Inc.                                               400            12,012
United Technologies, Inc.                                            900            85,293
                                                                           ---------------
                                                                                   334,411
                                                                           ---------------
AIRLINES (0.1%)
Delta Air Lines, Inc.                                                300             3,543
Southwest Airlines Co.                                             1,600            25,824
                                                                           ---------------
                                                                                    29,367
                                                                           ---------------
APPAREL RETAILERS (0.1%)
Limited Brands                                                     1,100            19,833
                                                                           ---------------
AUTOMOTIVE (1.0%)
Dana Corp.                                                           300             5,505
Delphi Corp.                                                       1,200            12,252
Ford Motor Co.                                                     3,700            59,200
General Motors Corp.                                               1,100            58,740
Genuine Parts Co.                                                    400            13,280
Harley-Davidson, Inc.                                                600            28,518
Navistar International Corp.*                                        200             9,578
PACCAR, Inc.                                                         200            17,024
                                                                           ---------------
                                                                                   204,097
                                                                           ---------------
BANKING (10.5%)
AmSouth Bancorp                                                      700            17,150
Bank of America Corp.                                              3,000           241,290
Bank of New York Co., Inc.                                         1,600            52,992
Bank One Corp.                                                     2,200           100,298
BB&T Corp.                                                         1,100            42,504
Charter One Financial, Inc.                                          500            17,275
Citigroup, Inc.                                                   10,300           499,962
Comerica, Inc.                                                       400            22,424
Fifth Third Bancorp                                                1,100            65,010
First Tennessee National Corp.                                       300            13,230
FleetBoston Financial Corp.                                        2,100            91,665
Golden West Financial Corp.                                          300            30,957
J.P. Morgan Chase & Co.                                            4,100           150,593
KeyCorp                                                              900   $        26,388
Marshall & Ilsley Corp.                                              500            19,125
National City Corp.                                                1,200            40,728
North Fork Bancorporation, Inc.                                      300            12,141
Northern Trust Corp.                                                 500            23,210
PNC Financial Services Group                                         600            32,838
Regions Financial Corp.                                              500            18,600
Southtrust Corp.                                                     700            22,911
State Street Corp.                                                   700            36,456
SunTrust Banks, Inc.                                                 600            42,900
Synovus Financial Corp.                                              600            17,352
U.S. Bancorp                                                       3,800           113,164
Union Planters Corp.                                                 400            12,596
Wachovia Corp.                                                     2,600           121,134
Washington Mutual, Inc.                                            1,800            72,216
Wells Fargo & Co.                                                  3,400           200,226
Zions Bancorp                                                        200            12,266
                                                                           ---------------
                                                                                 2,169,601
                                                                           ---------------
BEVERAGES, FOOD & TOBACCO (5.0%)
Altria Group, Inc.                                                 4,100           223,122
Anheuser-Busch Co., Inc.                                           1,600            84,288
Archer-Daniels-Midland Co.                                         1,300            19,786
Brown-Forman Corp., Class B                                          100             9,345
Campbell Soup Co.                                                    800            21,440
Coca-Cola Co.                                                      4,900           248,675
Coca-Cola Enterprises, Inc.                                          900            19,683
Conagra Foods, Inc.                                                1,100            29,029
General Mills, Inc.                                                  700            31,710
Heinz (H.J.) Co.                                                     700            25,501
Hershey Foods Corp.                                                  300            23,097
Kellogg Co.                                                          800            30,464
McCormick & Company, Inc.                                            300             9,030
Pepsi Bottling Group, Inc.                                           500            12,090
PepsiCo, Inc.                                                      3,400           158,508
R.J. Reynolds Tobacco Holdings, Inc.                                 200            11,630
Sara Lee Corp.                                                     1,600            34,736
SUPERVALU, Inc.                                                      300             8,577
UST, Inc.                                                            300            10,707
Wm. Wrigley Jr., Co.                                                 500            28,105
                                                                           ---------------
                                                                                 1,039,523
                                                                           ---------------
BIOTECHNOLOGY (0.2%)
Chiron Corp.*                                                        400            22,796
MedImmune, Inc.*                                                     500            12,700
                                                                           ---------------
                                                                                    35,496
                                                                           ---------------
BUILDING MATERIALS (0.1%)
Vulcan Materials Co.                                                 200             9,514
                                                                           ---------------

See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
BUSINESS MACHINES (2.3%)
Apple Computer, Inc.*                                                700   $        14,959
Gateway, Inc.*                                                       700             3,220
Hewlett-Packard Co.                                                6,100           140,117
International Business Machines Corp.                              3,400           315,112
                                                                           ---------------
                                                                                   473,408
                                                                           ---------------
BUSINESS SERVICES (1.6%)
Cintas Corp.                                                         400            20,052
Computer Sciences Corp.*                                             400            17,692
Convergys Corp.*                                                     300             5,238
FedEx Corp.                                                          600            40,500
Monster Worldwide, Inc.*                                             200             4,392
Paychex, Inc.                                                        700            26,040
Sabre Holdings Corp.                                                 300             6,477
SunGard Data Systems, Inc.*                                          600            16,626
Unisys Corp.*                                                        700            10,395
United Parcel Service, Inc., Class B                               2,300           171,465
Xerox Corp.*                                                       1,600            22,080
                                                                           ---------------
                                                                                   340,957
                                                                           ---------------
CAPITAL EQUIPMENT (0.3%)
Honeywell International, Inc.                                      1,700            56,831
Rockwell Automation, Inc.                                            400            14,240
                                                                           ---------------
                                                                                    71,071
                                                                           ---------------
CHEMICALS (2.2%)
3M Co.                                                             1,600           136,048
Air Products & Chemicals, Inc.                                       500            26,415
Avery Dennison Corp.                                                 200            11,204
Dow Chemical Co.                                                   1,900            78,983
Du Pont (E.I.) de Nemours & Co.                                    2,000            91,780
Eastman Chemical Co.                                                 200             7,906
Ecolab, Inc.                                                         500            13,685
International Flavors & Fragrances, Inc.                             200             6,984
Monsanto Co.                                                         500            14,390
PPG Industries, Inc.                                                 300            19,206
Praxair, Inc.                                                        700            26,740
Rohm & Haas Co.                                                      500            21,355
Sherwin-Williams Co.                                                 300            10,422
                                                                           ---------------
                                                                                   465,118
                                                                           ---------------
COMMERCIAL SERVICES (0.8%)
eBay, Inc.*                                                        1,300            83,967
Equifax, Inc.                                                        300             7,350
Fluor Corp.                                                          200             7,928
H&R Block, Inc.                                                      400            22,148
Moody's Corp.                                                        300            18,165
R.R. Donnelley & Sons Co.                                            300             9,045
Robert Half International, Inc.*                                     400             9,336
                                                                           ---------------
                                                                                   157,939
                                                                           ---------------
COMPUTER SERVICES (0.5%)
Automatic Data Processing, Inc.                                    1,200   $        47,532
First Data Corp.                                                   1,400            57,526
                                                                           ---------------
                                                                                   105,058
                                                                           ---------------
COMPUTER SOFTWARE & PROCESSING (4.9%)
Adobe Systems, Inc.                                                  500            19,650
Autodesk, Inc.                                                       200             4,916
BMC Software, Inc.*                                                  500             9,325
Citrix Systems, Inc.*                                                300             6,363
Computer Associates International, Inc.                            1,200            32,808
Compuware Corp.*                                                     800             4,832
Electronic Arts, Inc.*                                               600            28,668
Electronic Data Systems Corp.                                      1,000            24,540
IMS Health, Inc.                                                     500            12,430
Intuit, Inc.*                                                        400            21,164
Mercury Interactive Corp.*                                           200             9,728
Microsoft Corp.                                                   21,800           600,372
NCR Corp.*                                                           200             7,760
Novell, Inc.*                                                        800             8,416
Oracle Corp.*                                                     10,500           138,600
PeopleSoft, Inc.*                                                    800            18,240
Siebel Systems, Inc.*                                              1,000            13,870
Symantec Corp.*                                                      600            20,790
Symbol Technologies, Inc.                                            500             8,445
Veritas Software Corp.*                                              800            29,728
                                                                           ---------------
                                                                                 1,020,645
                                                                           ---------------
COMPUTERS & INFORMATION (2.7%)
Cisco Systems, Inc.*                                              13,900           337,631
Dell, Inc.*                                                        5,100           173,196
Lexmark International, Inc.*                                         300            23,592
Network Appliance, Inc.*                                             700            14,371
Pitney Bowes, Inc.                                                   500            20,310
                                                                           ---------------
                                                                                   569,100
                                                                           ---------------
CONGLOMERATES (0.6%)
Textron, Inc.                                                        300            17,118
Tyco International Ltd.                                            4,000           106,000
                                                                           ---------------
                                                                                   123,118
                                                                           ---------------
CONSUMER GOODS AND SERVICES (0.7%)
Clorox Co.                                                           400            19,424
Eastman Kodak Co.                                                    600            15,402
Fortune Brands, Inc.                                                 300            21,447
Gillette Co.                                                       2,000            73,460
Newell Rubbermaid, Inc.                                              600            13,662
                                                                           ---------------
                                                                                   143,395
                                                                           ---------------
CONTAINERS & PACKAGING (0.0%)
Ball Corp.                                                           100             5,957
                                                                           ---------------

                                              See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
COSMETICS & PERSONAL CARE (1.7%)
Alberto-Culver Co., Class B                                          100   $         6,308
Avon Products, Inc.                                                  500            33,745
Colgate-Palmolive Co.                                              1,100            55,055
Proctor & Gamble Co.                                               2,600           259,688
                                                                           ---------------
                                                                                   354,796
                                                                           ---------------
DISTRIBUTION SERVICES (0.2%)
SYSCO Corp.                                                        1,300            48,399
                                                                           ---------------
DIVERSIFIED COMPUTER PRODUCTS (0.1%)
Sun Microsystems, Inc.*                                            6,600            29,634
                                                                           ---------------
EDUCATION (0.1%)
Apollo Group, Inc., Class A*                                         400            27,200
                                                                           ---------------
ELECTRIC UTILITIES (2.7%)
AES Corp.*                                                         1,200            11,328
Ameren Corp.                                                         300            13,800
American Electric Power Company, Inc.                                800            24,408
Calpine Corp.*                                                       900             4,329
CenterPoint Energy, Inc.                                             700             6,783
Cinergy Corp.                                                        400            15,524
Citizens Communications Co.*                                         600             7,452
Consolidated Edison, Inc.                                            500            21,505
Constellation Energy Group, Inc.                                     300            11,748
Dominion Resources, Inc.                                             600            38,298
DTE Energy Co.                                                       400            15,760
Duke Energy Corp.                                                  1,900            38,855
Edison International*                                                700            15,351
Entergy Corp.                                                        500            28,565
Exelon Corp.                                                         700            46,452
FirstEnergy Corp.                                                    700            24,640
FPL Group, Inc.                                                      400            26,168
KeySpan Corp.                                                        300            11,040
NiSource, Inc.                                                       600            13,164
PG&E Corp.*                                                          800            22,216
PPL Corp.                                                            400            17,500
Progress Energy, Inc.                                                500            22,630
Public Service Enterprise Group, Inc.                                500            21,900
Sempra Energy                                                        500            15,030
Southern Co.                                                       1,500            45,375
TECO Energy, Inc.                                                    400             5,764
TXU Corp.                                                            700            16,604
Xcel Energy, Inc.                                                    800            13,584
                                                                           ---------------
                                                                                   555,773
                                                                           ---------------
ELECTRICAL EQUIPMENT (0.1%)
Cooper Industries Ltd., Class A                                      200            11,586
                                                                           ---------------
ELECTRONIC COMPONENTS (1.0%)
Analog Devices, Inc.                                                 700   $        31,955
LSI Logic Corp.*                                                     800             7,096
Maxim Intergrated Products, Inc.                                     700            34,860
Texas Instruments, Inc.                                            3,500           102,830
Xilinx, Inc.*                                                        700            27,118
                                                                           ---------------
                                                                                   203,859
                                                                           ---------------
ELECTRONIC SYSTEMS (0.1%)
Applera Corp. - Applied Biosystems Group                             400             8,284
QLogic Corp.*                                                        200            10,320
                                                                           ---------------
                                                                                    18,604
                                                                           ---------------
ELECTRONICS (7.4%)
Advanced Micro Devices, Inc.*                                        700            10,430
Agilent Technologies, Inc.*                                          900            26,316
Altera Corp.*                                                        800            18,160
American Power Conversion Corp.                                      400             9,780
Applied Materials, Inc.*                                           3,300            74,085
Applied Micro Circuits Corp.*                                        700             4,186
Broadcom Corp., Class A*                                             600            20,454
EMC Corp.*                                                         4,800            62,016
Emerson Electric Co.                                                 800            51,800
General Electric Co.                                              20,200           625,796
Intel Corp.                                                       13,100           421,820
Jabil Circuit, Inc.*                                                 400            11,320
JDS Uniphase Corp.*                                                2,900            10,585
Kla-Tencor Corp.*                                                    400            23,468
Linear Technology Corp.                                              600            25,242
Micron Technology, Inc.*                                           1,200            16,164
Molex, Inc.                                                          400            13,956
National Semiconductor Corp.*                                        400            15,764
Novellus Systems, Inc.*                                              300            12,615
NVIDIA Corp.*                                                        300             6,975
PerkinElmer, Inc.                                                    300             5,121
PMC-Sierra, Inc.*                                                    300             6,045
Sanmina-SCI Corp.*                                                 1,000            12,610
Solectron Corp.*                                                   1,700            10,047
Tektronix, Inc.                                                      200             6,320
Teradyne, Inc.*                                                      400            10,180
Thermo Electron Corp.*                                               400            10,080
Waters Corp.*                                                        300             9,948
                                                                           ---------------
                                                                                 1,531,283
                                                                           ---------------
ENTERTAINMENT & LEISURE (1.0%)
Brunswick Corp.                                                      200             6,366
Carnival Corp. (Panama)                                            1,300            51,649
Harrah's Entertainment, Inc.                                         200             9,954
Hasbro, Inc.                                                         400             8,512
International Game Technology                                        700            24,990
Mattel, Inc.                                                         900            17,343

See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
ENTERTAINMENT & LEISURE (CONTINUED)
Walt Disney Co.                                                    4,100   $        95,653
                                                                           ---------------
                                                                                   214,467
                                                                           ---------------
FINANCIAL SERVICES (5.2%)
American Express Co.                                               2,600           125,398
Bear Stearns Companies, Inc.                                         200            15,990
Capital One Financial Corp.                                          500            30,645
Charles Schwab Corp.                                               2,800            33,152
Concord EFS, Inc.*                                                 1,000            14,840
Countrywide Financial Corp.                                          400            30,340
Fannie Mae                                                         1,900           142,614
Fiserv, Inc.*                                                        400            15,804
Franklin Resources, Inc.                                             500            26,030
Freddie Mac                                                        1,400            81,648
Goldman Sachs Group, Inc. (The)                                      900            88,857
Janus Capital Group, Inc.                                            500             8,205
John Hancock Financial Services, Inc.                                600            22,500
Lehman Brothers Holdings                                             500            38,610
MBNA Corp.                                                         2,500            62,125
Mellon Financial Corp.                                               900            28,899
Merrill Lynch & Co.                                                1,900           111,435
Morgan Stanley                                                     2,200           127,314
Principal Financial Group, Inc.                                      600            19,842
Providian Financial Corp.*                                           600             6,984
SLM Corp.                                                            900            33,912
T.Rowe Price Group, Inc.                                             300            14,223
                                                                           ---------------
                                                                                 1,079,367
                                                                           ---------------
FOOD RETAILERS (0.5%)
Albertson's, Inc.                                                    800            18,120
Kroger Co. (The)*                                                  1,500            27,765
Safeway, Inc.*                                                       900            19,719
Starbucks Corp.*                                                     800            26,448
                                                                           ---------------
                                                                                    92,052
                                                                           ---------------
FOREST PRODUCTS & PAPER (0.9%)
Boise Cascade Corp.                                                  200             6,572
Georgia-Pacific Corp.                                                500            15,335
International Paper Co.                                            1,000            43,110
Kimberly-Clark Corp.                                               1,000            59,090
Louisiana-Pacific Corp.*                                             200             3,576
MeadWestvaco Corp.                                                   400            11,900
Pactiv Corp.*                                                        300             7,170
Sealed Air Corp.*                                                    200            10,828
Temple-Inland, Inc.                                                  100             6,267
Weyerhauser Co.                                                      400            25,600
                                                                           ---------------
                                                                                   189,448
                                                                           ---------------
HEALTH CARE PROVIDERS & SERVICES (1.0%)
Express Scripts, Inc.*                                               200            13,286
HCA, Inc.                                                          1,000   $        42,960
Health Management Associates,
  Inc., Class A                                                      500            12,000
Manor Care, Inc.                                                     200             6,914
McKesson Corp.                                                       600            19,296
St. Jude Medical, Inc.*                                              300            18,405
UnitedHealth Group, Inc.                                           1,200            69,816
WellPoint Health Networks, Inc.*                                     300            29,097
                                                                           ---------------
                                                                                   211,774
                                                                           ---------------
HEAVY MACHINERY (1.4%)
Black & Decker Corp.                                                 200             9,864
Caterpillar, Inc.                                                    700            58,114
Cummins, Inc.                                                        100             4,894
Danaher Corp.                                                        300            27,525
Deere & Co.                                                          500            32,525
Dover Corp.                                                          400            15,900
Eaton Corp.                                                          200            21,596
Illinois Tool Works, Inc.                                            600            50,346
Ingersoll Rand Co.                                                   400            27,152
Pall Corp.                                                           300             8,049
Parker-Hannifin Corp.                                                300            17,850
W.W. Grainger, Inc.                                                  200             9,478
                                                                           ---------------
                                                                                   283,293
                                                                           ---------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (1.9%)
American Standard Companies, Inc.*                                   200            20,140
Bed Bath & Beyond, Inc.*                                             600            26,010
Centex Corp.                                                         100            10,765
Home Depot, Inc.                                                   4,600           163,254
Johnson Controls, Inc.                                               200            23,224
KB Home                                                              100             7,252
Leggett & Platt, Inc.                                                400             8,652
Lowe's Companies, Inc.                                             1,600            88,624
Masco Corp.                                                          900            24,669
Pulte Homes, Inc.                                                    100             9,362
Whirlpool Corp.                                                      200            14,530
                                                                           ---------------
                                                                                   396,482
                                                                           ---------------
INSURANCE (4.9%)
ACE Ltd. (Bermuda)                                                   600            24,852
Aetna, Inc.                                                          300            20,274
Aflac, Inc.                                                        1,000            36,180
Allstate Corp.                                                     1,400            60,228
Ambac Financial Group, Inc.                                          200            13,878
American International Group, Inc.                                 5,200           344,656
Anthem, Inc.*                                                        300            22,500
Aon Corp.                                                            600            14,364
Chubb Corp.                                                          400            27,240
CIGNA Corp.                                                          300            17,250
Cincinnati Financial Corp.                                           300            12,564

                                              See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
INSURANCE (CONTINUED)
Hartford Financial Services Group,
  Inc. (The)                                                         600   $        35,418
Humana, Inc.*                                                        300             6,855
Jefferson-Pilot Corp.                                                300            15,195
Lincoln National Corp.                                               400            16,148
Loews Corp.                                                          400            19,780
Marsh & McLennan Cos., Inc.                                        1,100            52,679
MBIA, Inc.                                                           300            17,769
MetLife, Inc.                                                      1,500            50,505
MGIC Investment Corp.                                                200            11,388
Progressive Corp.                                                    400            33,436
Prudential Financial, Inc.                                         1,100            45,947
SAFECO Corp.                                                         300            11,679
St. Paul Companies, Inc. (The)                                       500            19,825
Torchmark Corp.                                                      200             9,108
Travelers Property Casualty Corp.,
  Class B                                                          2,000            33,940
UNUMProvident Corp.                                                  600             9,462
XL Capital Ltd. (Bermuda)                                            300            23,265
                                                                           ---------------
                                                                                 1,006,385
                                                                           ---------------
MEDIA--BROADCASTING & PUBLISHING (3.4%)
Clear Channel Communications, Inc.                                 1,200            56,196
Comcast Corp., Class A*                                            4,500           147,915
Dow Jones & Co., Inc.                                                200             9,970
Gannett Co., Inc.                                                    500            44,580
Knight Ridder, Inc.                                                  200            15,474
McGraw-Hill Companies, Inc.                                          400            27,968
New York Times Co. (The), Class A                                    300            14,337
Time Warner, Inc.*                                                 9,100           163,709
Tribune Co.                                                          600            30,960
Univision Communications, Inc., Class A*                             700            27,783
Viacom, Inc., Class B                                              3,500           155,330
                                                                           ---------------
                                                                                   694,222
                                                                           ---------------
MEDIA--INTERNET (0.3%)
Yahoo! Inc.*                                                       1,300            58,721
                                                                           ---------------
MEDICAL AND HEALTH PRODUCTS (1.9%)
Baxter International, Inc.                                         1,200            36,624
Becton Dickinson & Co.                                               500            20,570
Biomet, Inc.                                                         500            18,205
Boston Scientific Corp.*                                           1,600            58,816
C.R. Bard, Inc.                                                      100             8,125
Guidant Corp.                                                        600            36,120
Medtronic, Inc.                                                    2,400           116,664
Millipore Corp.*                                                     100             4,305
Quest Diagnostics, Inc.*                                             200            14,622
Stryker Corp.                                                        400            34,004
Tenet Healthcare Corp.*                                              900            14,445
Zimmer Holdings, Inc.*                                               500   $        35,200
                                                                           ---------------
                                                                                   397,700
                                                                           ---------------
METALS AND MINING (0.8%)
Alcoa, Inc.                                                        1,700            64,600
Engelhard Corp.                                                      300             8,985
Freeport-McMoRan Copper & Gold, Inc.,
  Class B                                                            300            12,639
Newmont Mining Corp.                                                 900            43,749
Nucor Corp.                                                          200            11,200
Phelps Dodge Corp.*                                                  200            15,218
United States Steel Corp.                                            200             7,004
                                                                           ---------------
                                                                                   163,395
                                                                           ---------------
OIL & GAS (6.0%)
Amerada Hess Corp.                                                   200            10,634
Anadarko Petroleum Corp.                                             500            25,505
Apache Corp.                                                         300            24,330
Baker Hughes, Inc.                                                   700            22,512
BJ Services Co.*                                                     300            10,770
Burlington Resources, Inc.                                           400            22,152
ChevronTexaco Corp.                                                2,100           181,419
ConocoPhillips                                                     1,400            91,798
Devon Energy Corp.                                                   500            28,630
Dynegy, Inc., Class A*                                               800             3,424
El Paso Corp.                                                      1,300            10,647
EOG Resources, Inc.                                                  200             9,234
Exxon Mobil Corp.                                                 13,300           545,300
Halliburton Co.                                                      900            23,400
Kerr-Mcgee Corp.                                                     200             9,298
Kinder Morgan, Inc.                                                  300            17,730
Marathon Oil Corp.                                                   600            19,854
Nabors Industries, Ltd.*                                             300            12,450
Noble Corp.*                                                         300            10,734
Occidental Petroleum Corp.                                           800            33,792
Schlumberger Ltd.                                                  1,200            65,664
Sunoco, Inc.                                                         200            10,230
Transocean, Inc.*                                                    700            16,807
Unocal Corp.                                                         500            18,415
Williams Companies, Inc. (The)                                     1,000             9,820
                                                                           ---------------
                                                                                 1,234,549
                                                                           ---------------
PHARMACEUTICALS (9.8%)
Abbott Laboratories                                                3,100           144,460
Allergan, Inc.                                                       300            23,043
AmerisourceBergen Corp.                                              200            11,230
Amgen, Inc.*                                                       2,600           160,680
Biogen Idec, Inc.*                                                   700            25,746
Bristol-Myers Squibb Co.                                           3,900           111,540
Cardinal Health, Inc.                                                900            55,044

See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
PHARMACEUTICALS (CONTINUED)
Eli Lilly and Co.                                                  2,300   $       161,759
Forest Laboratories, Inc.*                                           700            43,260
Genzyme Corp.*                                                       400            19,736
Johnson & Johnson                                                  6,000           309,960
King Pharmaceuticals, Inc.*                                          500             7,630
Medco Health Solutions, Inc.*                                        500            16,995
Merck & Co., Inc.                                                  4,500           207,900
Pfizer, Inc.                                                      15,300           540,549
Schering-Plough Corp.                                              3,000            52,170
Sigma-Aldrich Corp.                                                  200            11,436
Watson Pharmaceuticals, Inc.*                                        200             9,200
Wyeth                                                              2,700           114,615
                                                                           ---------------
                                                                                 2,026,953
                                                                           ---------------
POLLUTION CONTROL (0.2%)
Allied Waste Industries, Inc.*                                       700             9,716
Waste Management, Inc.                                             1,100            32,560
                                                                           ---------------
                                                                                    42,276
                                                                           ---------------
RAILROADS (0.4%)
Burlington Northern Santa Fe Corp.                                   700            22,645
CSX Corp.                                                            400            14,376
Norfolk Southern Corp.                                               800            18,920
Union Pacific Corp.                                                  500            34,740
                                                                           ---------------
                                                                                    90,681
                                                                           ---------------
REAL ESTATE (0.4%)
Apartment Investment & Management Co.,
  Class A, (REIT)                                                    200             6,900
Equity Office Properties Trust (REIT)                                800            22,920
Equity Residential Properties Trust (REIT)                           600            17,706
Plum Creek Timber Company, Inc. (REIT)                               400            12,180
ProLogis (REIT)                                                      400            12,836
Simon Property Group, Inc. (REIT)                                    400            18,536
                                                                           ---------------
                                                                                    91,078
                                                                           ---------------
RESTAURANTS AND LODGING (0.9%)
Cendant Corp.*                                                     2,000            44,540
Darden Restaurants, Inc.                                             300             6,312
Hilton Hotels Corp.                                                  800            13,704
Marriott International, Inc., Class A                                500            23,100
McDonald's Corp.                                                   2,500            62,075
Starwood Hotels & Resorts Worldwide, Inc.                            400            14,388
Wendy's International, Inc.                                          200             7,848
Yum! Brands, Inc.*                                                   600            20,640
                                                                           ---------------
                                                                                   192,607
                                                                           ---------------
RETAILERS (4.9%)
Autonation, Inc.*                                                    600            11,022
Autozone, Inc.*                                                      200            17,042
Best Buy Co., Inc.                                                   600   $        31,344
Circuit City Stores - Circuit City Group                             500             5,065
Costco Wholesale Corp.*                                              900            33,462
CVS Corp.                                                            800            28,896
Dollar General Corp.                                                 700            14,693
Family Dollar Stores, Inc.                                           400            14,352
Federated Department Stores, Inc.                                    400            18,852
J.C. Penney Company, Inc.                                            600            15,768
Kohl's Corp.*                                                        700            31,458
May Department Stores Co. (The)                                      600            17,442
Nordstrom, Inc.                                                      300            10,290
Office Depot, Inc.*                                                  700            11,697
Radioshack Corp.                                                     300             9,204
Sears, Roebuck and Co.                                               500            22,745
Staples, Inc.*                                                     1,000            27,300
Target Corp.                                                       1,800            69,120
The Gap, Inc.                                                      1,800            41,778
Tiffany & Co.                                                        300            13,560
TJX Co., Inc.                                                      1,000            22,050
Toys 'R' Us, Inc.*                                                   500             6,320
Wal-Mart Stores, Inc.                                              8,700           461,535
Walgreen Co.                                                       2,000            72,760
                                                                           ---------------
                                                                                 1,007,755
                                                                           ---------------
TELECOMMUNICATIONS (4.6%)
ADC Telecommunications, Inc.*                                      1,700             5,049
ALLTEL Corp.                                                         600            27,948
Andrew Corp.*                                                        300             3,453
AT&T Corp.                                                         1,600            32,480
AT&T Wireless Services, Inc.*                                      5,500            43,945
Avaya, Inc.*                                                         800            10,352
BellSouth Corp.                                                    3,700           104,710
CenturyTel, Inc.                                                     300             9,786
CIENA Corp.*                                                       1,000             6,640
Comverse Technology, Inc.*                                           400             7,036
Corning, Inc.*                                                     2,600            27,118
Lucent Technologies, Inc.*                                         8,400            23,856
Motorola, Inc.                                                     4,700            66,129
Nextel Communications, Inc., Class A*                              2,200            61,732
QUALCOMM, Inc.                                                     1,600            86,288
Qwest Communications International, Inc.*                          3,600            15,552
SBC Communications, Inc.                                           6,700           174,669
Scientific-Atlanta, Inc.                                             300             8,190
Sprint Corp.                                                       1,800            29,556
Sprint Corp. (PCS Group)*                                          2,100            11,802
Tellabs, Inc.*                                                       900             7,587
Verizon Communications, Inc.                                       5,600           196,448
                                                                           ---------------
                                                                                   960,326
                                                                           ---------------

                                              See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
TEXTILES, CLOTHING & FABRICS (0.3%)
Jones Apparel Group, Inc.                                            300   $        10,569
Liz Claiborne, Inc.                                                  200             7,092
Nike, Inc., Class B                                                  500            34,230
VF Corp.                                                             200             8,648
                                                                           ---------------
                                                                                    60,539
                                                                           ---------------
TOTAL COMMON STOCKS (COST $19,666,954)                                          20,640,224
                                                                           ---------------

                                                           PRINCIPAL
                                                             AMOUNT
                                                         ---------------
SHORT-TERM INVESTMENTS (10.9%)
SECURITY LENDING COLLATERAL (10.9%)
Bank of Montreal, Eurodollar Term,
  1.060%, 01/15/04                                       $        23,294            23,294
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/03/04                                                89,423            89,423
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/12/04                                               238,462           238,462
BNP Paribas, Eurodollar Term,
  0.970%, 01/07/04                                               119,231           119,231
Credit Agricole Indosuez, Eurodollar Term,
  1.080%, 01/28/04                                                59,615            59,615
Credit Suisse First Boston Corp.,
  Bank Note, 1.140%, 09/08/04                                     29,808            29,808
Den Danske Bank, Eurodollar Term,
  1.020%, 01/30/04                                                89,423            89,423
Govco, Inc., Commercial Paper,
  1.072%, 02/12/04                                                89,120            89,120
Merrill Lynch & Co., Triparty Corporate,
  1.040%, 01/02/04                                               476,923           476,923
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.037%, 01/02/04                             60,948            60,948
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 0.976%, 01/02/04                            143,077           143,077
Royal Bank of Canada, Eurodollar Term,
  1.050%, 02/27/04                                               149,038           149,038
Royal Bank of Scotland, Eurodollar Term,
  1.080%, 01/20/04                                               304,038           304,038
Royal Bank of Scotland, Eurodollar Term,
  1.090%, 03/03/04                                               149,038           149,038
Svenska Handlesbanken, Eurodollar Term,
  1.085%, 01/15/04                                               119,231           119,231

                                                           PRINCIPAL           MARKET
                                                             AMOUNT            VALUE
                                                         ---------------   ---------------
Wells Fargo, Eurodollar Term,
  1.040%, 01/30/04                                       $       119,231   $       119,231
                                                                           ---------------
                                                                                 2,259,900
                                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $2,259,900)                                   2,259,900
                                                                           ---------------
TOTAL INVESTMENTS AT MARKET VALUE (110.4%)
  (COST $21,926,854)                                                       $    22,900,124
OTHER ASSETS IN EXCESS OF LIABILITIES ( -10.4%)                                 (2,150,978)
                                                                           ---------------
NET ASSETS (100.0%)                                                        $    20,749,146
                                                                           ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $22,813,646. Unrealized gains and losses, based on identified tax cost at December 31, 2003, are as follows:

Unrealized gains                                                           $     1,362,096
Unrealized losses                                                               (1,275,618)
                                                                           ---------------
  Net unrealized gain                                                      $        86,478
                                                                           ===============

*   Non-income producing security.

REIT Real Estate Investment Trust

Category percentages are based on net assets.

See Notes to Financial Statements.

ING VAN KAMPEN COMSTOCK PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
COMMON STOCKS (90.6%)
APPAREL RETAILERS (0.3%)
Limited Brands                                                    33,820   $       609,775
                                                                           ---------------
AUTOMOTIVE (0.6%)
General Motors Corp.                                              19,600         1,046,640
                                                                           ---------------
BANKING (7.7%)
Bank of America Corp.                                             45,320         3,645,088
Citigroup, Inc.                                                   56,960         2,764,838
J.P. Morgan Chase & Co.                                           20,090           737,906
PNC Financial Services Group                                      39,900         2,183,727
SunTrust Banks, Inc.                                              11,720           837,980
Wells Fargo & Co.                                                 63,000         3,710,070
                                                                           ---------------
                                                                                13,879,609
                                                                           ---------------
BEVERAGES, FOOD & TOBACCO (3.2%)
Altria Group, Inc.                                                39,780         2,164,828
Kraft Foods, Inc.                                                 41,600         1,340,352
Sara Lee Corp.                                                    31,690           687,990
Unilever N.V. (Netherlands)                                       24,200         1,570,580
                                                                           ---------------
                                                                                 5,763,750
                                                                           ---------------
BUSINESS MACHINES (1.0%)
Hewlett-Packard Co.                                               55,845         1,282,760
International Business Machines Corp.                              6,110           566,275
                                                                           ---------------
                                                                                 1,849,035
                                                                           ---------------
BUSINESS SERVICES (0.3%)
SunGard Data Systems, Inc.*                                       20,260           561,405
                                                                           ---------------
CHEMICALS (3.9%)
Dow Chemical Co.                                                 108,300         4,502,031
Du Pont (E.I.) de Nemours & Co.                                   45,300         2,078,817
Rohm & Haas Co.                                                   13,000           555,230
                                                                           ---------------
                                                                                 7,136,078
                                                                           ---------------
COMPUTER SOFTWARE & PROCESSING (1.3%)
Affiliated Computer Services, Inc., Class A*                       5,100           277,746
Check Point Software
  Technologies Ltd. (Israel)*                                      2,960            49,787
Cognex Corp.                                                      26,070           736,217
Credence Systems Corp.*                                           55,410           729,196
Microsoft Corp.                                                   19,760           544,190
                                                                           ---------------
                                                                                 2,337,136
                                                                           ---------------
COMPUTERS & INFORMATION (0.7%)
Cisco Systems, Inc.*                                               7,040           171,002
Lexmark International, Inc.*                                      13,080         1,028,611
                                                                           ---------------
                                                                                 1,199,613
                                                                           ---------------
CONSUMER GOODS AND SERVICES (0.5%)
Eastman Kodak Co.                                                 35,700   $       916,419
                                                                           ---------------
ELECTRIC UTILITIES (4.6%)
American Electric Power Company, Inc.                             23,550           718,510
CenterPoint Energy, Inc.                                          54,430           527,427
Constellation Energy Group, Inc.                                  19,030           745,215
Exelon Corp.                                                       3,690           244,868
FirstEnergy Corp.                                                 42,400         1,492,480
Public Service Enterprise Group, Inc.                             24,730         1,083,174
Scottish Power PLC ADR (United Kingdom)                           20,280           551,210
TXU Corp.                                                        124,950         2,963,814
                                                                           ---------------
                                                                                 8,326,698
                                                                           ---------------
ELECTRONICS (1.1%)
Flextronics International Ltd.*                                   68,080         1,010,307
Intel Corp.                                                          180             5,796
Jabil Circuit, Inc.*                                              11,840           335,072
JDS Uniphase Corp.*                                                9,850            35,952
KEMET Corp.*                                                      24,150           330,613
Novellus Systems, Inc.*                                            5,820           244,731
                                                                           ---------------
                                                                                 1,962,471
                                                                           ---------------
ENTERTAINMENT & LEISURE (2.1%)
Walt Disney Co.                                                  160,240         3,738,399
                                                                           ---------------
FINANCIAL SERVICES (4.5%)
Berkshire Hathaway, Inc., Class B*                                    10            28,150
Capital One Financial Corp.                                        3,380           207,160
Fannie Mae                                                        11,600           870,696
Freddie Mac                                                      107,020         6,241,406
Goldman Sachs Group, Inc. (The)                                    3,300           325,809
Merrill Lynch & Co.                                                9,370           549,550
Principal Financial Group, Inc.                                      450            14,881
                                                                           ---------------
                                                                                 8,237,652
                                                                           ---------------
FOOD RETAILERS (2.3%)
Kroger Co. (The)*                                                229,060         4,239,901
                                                                           ---------------
FOREST PRODUCTS & PAPER (7.2%)
Boise Cascade Corp.                                               40,540         1,332,144
Georgia-Pacific Corp.                                            130,900         4,014,703
International Paper Co.                                           87,840         3,786,782
Kimberly-Clark Corp.                                              66,110         3,906,440
                                                                           ---------------
                                                                                13,040,069
                                                                           ---------------
INSURANCE (6.2%)
Aetna, Inc.                                                       31,200         2,108,496
Allstate Corp.                                                    54,190         2,331,254
Ambac Financial Group, Inc.                                       19,520         1,354,493
Chubb Corp.                                                       36,350         2,475,435
MetLife, Inc.                                                     28,900           973,063

                                              See Notes to Financial Statements.

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                         ---------------   ---------------
INSURANCE (CONTINUED)
Nationwide Financial Services, Inc., Class A                         200   $         6,612
RenaissanceRe Holdings Ltd. (Bermuda)                              4,500           220,725
Torchmark Corp.                                                   27,470         1,250,984
Travelers Property Casualty Corp., Class A                           800            13,424
Travelers Property Casualty Corp., Class B                        34,709           589,012
                                                                           ---------------
                                                                                11,323,498
                                                                           ---------------
MEDIA--BROADCASTING & PUBLISHING (1.5%)
Clear Channel Communications, Inc.                                22,000         1,030,260
Liberty Media Corp., Class A*                                    139,800         1,662,222
                                                                           ---------------
                                                                                 2,692,482
                                                                           ---------------
MEDICAL AND HEALTH PRODUCTS (0.9%)
Tenet Healthcare Corp.*                                          102,300         1,641,915
                                                                           ---------------
METALS AND MINING (0.9%)
Alcoa, Inc.                                                       42,300         1,607,400
                                                                           ---------------
OIL & GAS (14.2%)
BP PLC (United Kingdom)                                           56,070         2,767,054
ConocoPhillips                                                    26,549         1,740,818
Diamond Offshore Drilling, Inc.                                   52,580         1,078,416
GlobalSantaFe Corp.                                              109,000         2,706,470
Halliburton Co.                                                  268,440         6,979,440
Schlumberger Ltd.                                                105,050         5,748,336
Total SA ADR (France)                                             24,800         2,294,248
Transocean, Inc.*                                                 99,600         2,391,396
                                                                           ---------------
                                                                                25,706,178
                                                                           ---------------
PHARMACEUTICALS (11.1%)
AmerisourceBergen Corp.                                           17,600           988,240
Bristol-Myers Squibb Co.                                         241,490         6,906,614
GlaxoSmithKline PLC ADR (United Kingdom)                          89,700         4,181,814
Merck & Co., Inc.                                                 19,440           898,128
Pfizer, Inc.                                                      76,172         2,691,157
Roche Holdings Ltd. AG ADR (Switzerland)                          19,570         1,974,010
Schering-Plough Corp.                                             90,940         1,581,447
Wyeth                                                             20,220           858,339
                                                                           ---------------
                                                                                20,079,749
                                                                           ---------------
RAILROADS (0.6%)
Burlington Northern Santa Fe Corp.                                34,150         1,104,753
                                                                           ---------------
RESTAURANTS AND LODGING (1.5%)
Darden Restaurants, Inc.                                          34,600           727,984
McDonald's Corp.                                                  78,920         1,959,584
                                                                           ---------------
                                                                                 2,687,568
                                                                           ---------------
RETAILERS (1.6%)
CVS Corp.                                                         28,010   $     1,011,721
Federated Department Stores, Inc.                                 26,360         1,242,347
May Department Stores Co. (The)                                   21,300           619,191
                                                                           ---------------
                                                                                 2,873,259
                                                                           ---------------
TELECOMMUNICATIONS (10.0%)
Amdocs Ltd.*                                                         110             2,473
Andrew Corp.*                                                      1,560            17,956
Comverse Technology, Inc.*                                         5,860           103,077
Ericsson LM ADR (Sweden)*                                            877            15,523
Nokia Oyj ADR (Finland)                                           31,430           534,310
SBC Communications, Inc.                                         162,900         4,246,803
Sprint Corp.                                                     469,610         7,710,996
Verizon Communications, Inc.                                     157,780         5,534,922
                                                                           ---------------
                                                                                18,166,060
                                                                           ---------------
TEXTILES, CLOTHING & FABRICS (0.8%)
Jones Apparel Group, Inc.                                         40,900         1,440,907
                                                                           ---------------
TOTAL COMMON STOCKS (COST $139,226,751)                                        164,168,419
                                                                           ---------------

                                                           PRINCIPAL
                                                             AMOUNT
                                                         ---------------
SHORT-TERM INVESTMENTS (9.3%)
SECURITY LENDING COLLATERAL (9.3%)
Bank of Montreal, Eurodollar Term, 1.060%,
  01/15/04                                               $       173,986           173,986
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/03/04                                               667,902           667,902
Bank of Nova Scotia, Eurodollar Term,
  1.080%, 03/12/04                                             1,781,073         1,781,073
BNP Paribas, Eurodollar Term, 0.970%,
  01/07/04                                                       890,537           890,537
Credit Agricole Indosuez, Eurodollar Term,
  1.080%, 01/28/04                                               445,268           445,268
Credit Suisse First Boston Corp., Bank Note,
  1.140%, 09/08/04                                               222,634           222,634
Den Danske Bank, Eurodollar Term, 1.020%,
  01/30/04                                                       667,902           667,902
Govco, Inc., Commercial Paper, 1.072%,
  02/12/04                                                       665,639           665,639
Merrill Lynch & Co., Triparty Corporate,
  1.040%, 01/02/04                                             3,562,146         3,562,146
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.037%, 01/02/04                            455,219           455,219
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 0.976%, 01/02/04                          1,068,644         1,068,644
Royal Bank of Canada, Eurodollar Term,
  1.050%, 02/27/04                                             1,113,171         1,113,171

See Notes to Financial Statements.

                                                           PRINCIPAL           MARKET
                                                             AMOUNT            VALUE
                                                         ---------------   ---------------
SECURITY LENDING COLLATERAL (CONTINUED)
Royal Bank of Scotland, Eurodollar Term,
  1.080%, 01/20/04                                       $     2,270,868   $     2,270,868
Royal Bank of Scotland, Eurodollar Term,
  1.090%, 03/03/04                                             1,113,171         1,113,171
Svenska Handlesbanken, Eurodollar Term,
  1.085%, 01/15/04                                               890,537           890,537
Wells Fargo, Eurodollar Term, 1.040%,
  01/30/04                                                       890,537           890,537
                                                                           ---------------
                                                                                16,879,234
                                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $16,879,234)                                 16,879,234
                                                                           ---------------
TOTAL INVESTMENTS AT MARKET VALUE (99.9%)
  (COST $156,105,985)                                                      $   181,047,653
OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)                                       142,289
                                                                           ---------------
NET ASSETS (100.0%)                                                        $   181,189,942
                                                                           ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $156,571,419. Unrealized gains and losses, based on identified tax cost at December 31, 2003, are as follows:

Unrealized gains                                                           $    24,665,822
Unrealized losses                                                                 (189,588)
                                                                           ---------------
  Net unrealized gain                                                      $    24,476,234
                                                                           ===============

*   Non-income producing security.

ADR American Depository Receipt

Category percentages are based on net assets.

                                              See Notes to Financial Statements.

INGPARTNERS, INC.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

                                                                        ING ALGER             ING ALGER
                                                                    AGGRESSIVE GROWTH    CAPITAL APPRECIAITON
                                                                        PORTFOLIO             PORTFOLIO
                                                                    -----------------    --------------------
ASSETS:
Investments, at market value (including securities on loan*)        $     219,457,941    $         47,142,098
Cash                                                                          714,875                 585,826
Receivable for:
  Dividends and interest                                                       36,921                  15,870
  Investments sold                                                            341,989                 392,466
  Fund shares sold                                                            187,489                      --
                                                                    -----------------    --------------------
      Total Assets                                                        220,739,215              48,136,260
                                                                    -----------------    --------------------

LIABILITIES:
Payable for:
  Investments purchased                                                            --                 140,066
  Fund shares redeemed                                                        430,001                 107,229
  Collateral for securities loaned (Note 7)                                47,378,870               4,898,672
Due to custodian                                                                   --                      --
Administrative services fees payable                                           30,235                   7,619
Advisory fees payable                                                         128,498                  26,666
Distribution plan fees payable                                                 24,025                   9,523
Shareholder service fees payable                                               30,693                   9,523
                                                                    -----------------    --------------------
      Total Liabilities                                                    48,022,322               5,199,298
                                                                    -----------------    --------------------
NET ASSETS                                                          $     172,716,893    $         42,936,962
                                                                    =================    ====================
NET ASSETS REPRESENTED BY:
Paid-in Capital                                                     $     157,225,281    $         35,368,625
Net unrealized gain (loss) on investments                                  22,598,634               5,665,408
Undistributed net investment income                                                --                      --
Accumulated net realized gain (loss)                                       (7,107,022)              1,902,929
                                                                    -----------------    --------------------
NET ASSETS                                                          $     172,716,893    $         42,936,962
                                                                    =================    ====================
Cost of investments                                                 $     196,859,307    $         41,476,690
*Securities on loan with market values of:                          $      45,812,175    $          4,709,603

CAPITAL SHARES, $.001 PAR VALUE:
Class I:
  Outstanding                                                               4,729,747                     100
  Net Assets                                                        $      35,009,819    $              1,213
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $            7.40    $              12.13
Class S:
  Outstanding                                                               4,126,879                     100
  Net Assets                                                        $      30,353,769    $              1,211
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $            7.36    $              12.11
Class ADV:
  Outstanding                                                              14,655,062               3,551,582
  Net Assets                                                        $     107,353,305    $         42,934,538
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $            7.33    $              12.09

See Notes to Financial Statements.

                                                                                          ING AMERICAN          ING BARON
                                                                       ING ALGER        CENTURY SMALL CAP   SMALL CAP GROWTH
                                                                    GROWTH PORTFOLIO     VALUE PORTFOLIO       PORTFOLIO
                                                                    ----------------    -----------------   ----------------
ASSETS:
Investments, at market value (including securities on loan*)        $     64,841,977    $      24,951,582   $     73,456,236
Cash                                                                              --            1,193,483          3,677,381
Receivable for:
  Dividends and interest                                                      62,851               24,159             39,775
  Investments sold                                                                --               76,339                 --
  Fund shares sold                                                            21,066              140,230            198,246
                                                                    ----------------    -----------------   ----------------
      Total Assets                                                        64,925,894           26,385,793         77,371,638
                                                                    ----------------    -----------------   ----------------

LIABILITIES:
Payable for:
  Investments purchased                                                           --              384,799          1,719,759
  Fund shares redeemed                                                        79,424                  102             69,633
  Collateral for securities loaned (Note 7)                                6,323,816            2,757,800         16,837,760
Due to custodian                                                             852,945                   --                 --
Administrative services fees payable                                          10,384                5,884             17,888
Advisory fees payable                                                         41,536               19,612             43,443
Distribution plan fees payable                                                12,224                  575                864
Shareholder service fees payable                                              12,826                3,239             10,492
                                                                    ----------------    -----------------   ----------------
      Total Liabilities                                                    7,333,155            3,172,011         18,699,839
                                                                    ----------------    -----------------   ----------------
NET ASSETS                                                          $     57,592,739    $      23,213,782   $     58,671,799
                                                                    ================    =================   ================
NET ASSETS REPRESENTED BY:
Paid-in Capital                                                     $     62,596,869    $      20,522,857   $     49,252,235
Net unrealized gain (loss) on investments                                  9,514,348            2,626,031         10,337,320
Undistributed net investment income                                               --                2,468                 --
Accumulated net realized gain (loss)                                     (14,518,478)              62,426           (917,756)
                                                                    ----------------    -----------------   ----------------
NET ASSETS                                                          $     57,592,739    $      23,213,782   $     58,671,799
                                                                    ================    =================   ================
Cost of investments                                                 $     55,327,629    $      22,325,551   $     63,118,916
*Securities on loan with market values of:                          $      6,107,951    $       2,666,615   $     16,288,307

CAPITAL SHARES, $.001 PAR VALUE:
Class I:
  Outstanding                                                                 81,020              743,491            896,193
  Net Assets                                                        $        721,114    $       8,007,462   $     10,521,568
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $           8.90    $           10.77   $          11.74
Class S:
  Outstanding                                                                324,901            1,149,169          3,780,898
  Net Assets                                                        $      2,874,065    $      12,362,979   $     44,200,220
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $           8.85    $           10.76   $          11.69
Class ADV:
  Outstanding                                                              6,129,315              265,424            339,404
  Net Assets                                                        $     53,997,560    $       2,843,341   $      3,950,011
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $           8.81    $           10.71   $          11.64

                                                                       ING DSI          ING GOLDMAN
                                                                    ENHANCED INDEX    SACHS(R) CAPITAL
                                                                      PORTFOLIO       GROWTH PORTFOLIO
                                                                    --------------    ----------------
ASSETS:
Investments, at market value (including securities on loan*)        $   46,521,595    $    101,070,333
Cash                                                                       304,606                  --
Receivable for:
  Dividends and interest                                                    64,524              88,315
  Investments sold                                                              --             313,131
  Fund shares sold                                                           5,014              11,015
                                                                    --------------    ----------------
      Total Assets                                                      46,895,739         101,482,794
                                                                    --------------    ----------------

LIABILITIES:
Payable for:
  Investments purchased                                                    444,680                  --
  Fund shares redeemed                                                      63,445              38,725
  Collateral for securities loaned (Note 7)                              3,417,426           4,795,797
Due to custodian                                                                --              22,382
Administrative services fees payable                                         7,547              17,121
Advisory fees payable                                                       22,642              72,762
Distribution plan fees payable                                                 981               1,160
Shareholder service fees payable                                             9,293              21,136
                                                                    --------------    ----------------
      Total Liabilities                                                  3,966,014           4,969,083
                                                                    --------------    ----------------
NET ASSETS                                                          $   42,929,725    $     96,513,711
                                                                    ==============    ================
NET ASSETS REPRESENTED BY:
Paid-in Capital                                                     $   46,098,468    $    114,352,281
Net unrealized gain (loss) on investments                                1,353,376          (1,629,327)
Undistributed net investment income                                        267,341              44,260
Accumulated net realized gain (loss)                                    (4,789,460)        (16,253,503)
                                                                    --------------    ----------------
NET ASSETS                                                          $   42,929,725    $     96,513,711
                                                                    ==============    ================
Cost of investments                                                 $   45,168,219    $    102,699,660
*Securities on loan with market values of:                          $    3,289,532    $      4,623,084

CAPITAL SHARES, $.001 PAR VALUE:
Class I:
  Outstanding                                                               81,498             116,292
  Net Assets                                                        $      649,501    $      1,209,815
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $         7.97    $          10.40
Class S:
  Outstanding                                                            4,725,662           8,689,494
  Net Assets                                                        $   37,611,505    $     90,004,751
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $         7.96    $          10.36
Class ADV:
  Outstanding                                                              590,981             511,500
  Net Assets                                                        $    4,668,719    $      5,299,145
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $         7.90    $          10.36

                                              See Notes to Financial Statements.

                                                                      ING GOLDMAN           ING JPMORGAN
                                                                      SACHS(R) CORE     FLEMING INTERNATIONAL
                                                                    EQUITY PORTFOLIO          PORTFOLIO
                                                                    ----------------    ---------------------
ASSETS:
Investments, at market value (including securities on loan*)        $    102,681,884    $         360,347,454
Cash                                                                              --                9,756,586
Cash denominated in foreign currencies                                            --                       --
Receivable for:
  Dividends and interest                                                     185,633                  431,748
  Investments sold                                                           746,264                       --
  Fund shares sold                                                             1,097                   15,473
  Recoverable foreign taxes                                                       --                  291,569
  Variation margin on futures contracts                                          835                       --
Gross unrealized gain on forward foreign currency
  exchange contracts                                                              --                    1,488
                                                                    ----------------    ---------------------
      Total Assets                                                       103,615,713              370,844,318
                                                                    ----------------    ---------------------

LIABILITIES:
Payable for:
  Investments purchased                                                           --                  425,478
  Fund shares redeemed                                                        85,144                1,364,328
  Collateral for securities loaned (Note 7)                                6,633,036               20,967,180
Due to custodian                                                             300,477                       --
Administrative services fees payable                                          17,030                   60,141
Advisory fees payable                                                         59,606                  240,565
Distribution plan fees payable                                                    --                      260
Shareholder service fees payable                                              21,288                    1,713
                                                                    ----------------    ---------------------
      Total Liabilities                                                    7,116,581               23,059,665
                                                                    ----------------    ---------------------
NET ASSETS                                                          $     96,499,132    $         347,784,653
                                                                    ================    =====================
NET ASSETS REPRESENTED BY:
Paid-in Capital                                                     $     81,231,688    $         447,670,795
Net unrealized gain on investments, open futures contracts and
  foreign currency related transactions                                   10,974,484               76,375,252
Undistributed net investment income (loss)                                   317,175                4,344,662
Accumulated net realized gain (loss)                                       3,975,785             (180,606,056)
                                                                    ----------------    ---------------------
NET ASSETS                                                          $     96,499,132    $         347,784,653
                                                                    ================    =====================
Cost of investments                                                 $     91,715,385    $         284,044,171
Cost of cash denominated in foreign currencies                      $             --    $                  --
*Securities on loan with market values of:                          $      6,377,960    $          19,936,338

CAPITAL SHARES, $.001 PAR VALUE:
Class I:
  Outstanding                                                                    100               32,329,588
  Net Assets                                                        $          1,246    $         338,566,484
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $          12.46    $               10.47
Class S:
  Outstanding                                                              7,754,731                  769,196
  Net Assets                                                        $     96,496,644    $           8,034,079
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $          12.44    $               10.44
Class ADV:
  Outstanding                                                                    100                  113,908
  Net Assets                                                        $          1,242    $           1,184,090
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $          12.42    $               10.40

                                              See Notes to Financial Statements.

                                                                    ING JPMORGAN            ING MFS             ING MFS
                                                                    MID CAP VALUE    CAPITAL OPPORTUNITIES   GLOBAL GROWTH
                                                                      PORTFOLIO            PORTFOLIO           PORTFOLIO
                                                                    -------------    ---------------------   -------------
ASSETS:
Investments, at market value (including securities on loan*)        $  38,599,163    $         265,289,406   $  15,757,524
Cash                                                                    1,296,482                2,600,628         478,174
Cash denominated in foreign currencies                                         --                       --           1,402
Receivable for:
  Dividends and interest                                                   39,020                  367,413          19,009
  Investments sold                                                             --                1,177,745              --
  Fund shares sold                                                        107,493                   20,639           8,862
  Recoverable foreign taxes                                                   162                    9,345           2,561
  Variation margin on futures contracts                                        --                       --              --
Gross unrealized gain on forward foreign currency
  exchange contracts                                                           --                       --              --
                                                                    -------------    ---------------------   -------------
      Total Assets                                                     40,042,320              269,465,176      16,267,532
                                                                    -------------    ---------------------   -------------

LIABILITIES:
Payable for:
  Investments purchased                                                        --                  316,450          29,501
  Fund shares redeemed                                                     23,612                  572,153              --
  Collateral for securities loaned (Note 7)                             5,597,132               20,288,659         645,097
Due to custodian                                                               --                       --              --
Administrative services fees payable                                        9,506                   54,630           8,023
Advisory fees payable                                                      20,370                  142,038           8,023
Distribution plan fees payable                                                290                       33             186
Shareholder service fees payable                                            3,730                      119           3,259
                                                                    -------------    ---------------------   -------------
      Total Liabilities                                                 5,654,640               21,374,082         694,089
                                                                    -------------    ---------------------   -------------
NET ASSETS                                                          $  34,387,680    $         248,091,094   $  15,573,443
                                                                    =============    =====================   =============
NET ASSETS REPRESENTED BY:
Paid-in Capital                                                     $  30,677,600    $         449,997,094   $  13,775,626
Net unrealized gain on investments, open futures contracts and
  foreign currency related transactions                                 3,684,686               35,420,878       1,722,898
Undistributed net investment income (loss)                                     --                1,045,689         (19,227)
Accumulated net realized gain (loss)                                       25,394             (238,372,567)         94,146
                                                                    -------------    ---------------------   -------------
NET ASSETS                                                          $  34,387,680    $         248,091,094   $  15,573,443
                                                                    =============    =====================   =============
Cost of investments                                                 $  34,914,477    $         229,871,145   $  14,034,977
Cost of cash denominated in foreign currencies                      $          --    $                  --   $       1,397
*Securities on loan with market values of:                          $   5,426,209    $          19,504,712   $     624,554

CAPITAL SHARES, $.001 PAR VALUE:
Class I:
  Outstanding                                                           1,399,099               10,225,114          37,949
  Net Assets                                                        $  16,661,565    $         247,541,567   $     426,042
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $       11.91    $               24.21   $       11.23
Class S:
  Outstanding                                                           1,376,692                   16,214       1,291,910
  Net Assets                                                        $  16,372,092    $             390,646   $  14,291,111
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $       11.89    $               24.09   $       11.06
Class ADV:
  Outstanding                                                             114,185                    6,625          77,723
  Net Assets                                                        $   1,354,023    $             158,881   $     856,290
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $       11.86    $               23.98   $       11.02

                                                                        ING MFS           ING OPCAP
                                                                    RESEARCH EQUITY    BALANCED VALUE
                                                                       PORTFOLIO         PORTFOLIO
                                                                    ---------------    --------------
ASSETS:
Investments, at market value (including securities on loan*)        $   287,349,575    $  163,481,861
Cash                                                                     10,592,349         7,312,312
Cash denominated in foreign currencies                                        1,368                --
Receivable for:
  Dividends and interest                                                    367,525           535,745
  Investments sold                                                        3,058,047                --
  Fund shares sold                                                               68            93,210
  Recoverable foreign taxes                                                  24,886               813
  Variation margin on futures contracts                                          --                --
Gross unrealized gain on forward foreign currency
  exchange contracts                                                             --                --
                                                                    ---------------    --------------
      Total Assets                                                      301,393,818       171,423,941
                                                                    ---------------    --------------

LIABILITIES:
Payable for:
  Investments purchased                                                   4,276,520            73,495
  Fund shares redeemed                                                    1,608,079           547,647
  Collateral for securities loaned (Note 7)                              29,162,397        26,360,068
Due to custodian                                                                 --                --
Administrative services fees payable                                         35,446            25,442
Advisory fees payable                                                       165,417           101,769
Distribution plan fees payable                                                    8               584
Shareholder service fees payable                                                304            31,595
                                                                    ---------------    --------------
      Total Liabilities                                                  35,248,171        27,140,600
                                                                    ---------------    --------------
NET ASSETS                                                          $   266,145,647    $  144,283,341
                                                                    ===============    ==============
NET ASSETS REPRESENTED BY:
Paid-in Capital                                                     $   379,574,904    $  153,834,592
Net unrealized gain on investments, open futures contracts and
  foreign currency related transactions                                  24,162,798        15,678,849
Undistributed net investment income (loss)                                2,059,305         1,489,878
Accumulated net realized gain (loss)                                   (139,651,360)      (26,719,978)
                                                                    ---------------    --------------
NET ASSETS                                                          $   266,145,647    $  144,283,341
                                                                    ===============    ==============
Cost of investments                                                 $   263,192,560    $  147,803,012
Cost of cash denominated in foreign currencies                      $         1,353    $           --
*Securities on loan with market values of:                          $    28,027,507    $   25,384,985

CAPITAL SHARES, $.001 PAR VALUE:
Class I:
  Outstanding                                                            35,112,426            86,320
  Net Assets                                                        $   264,755,160    $    1,063,575
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $          7.54    $        12.32
Class S:
  Outstanding                                                               180,465        11,433,335
  Net Assets                                                        $     1,351,810    $  140,554,457
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $          7.49    $        12.29
Class ADV:
  Outstanding                                                                 5,166           218,271
  Net Assets                                                        $        38,677    $    2,665,309
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $          7.49    $        12.21

See Notes to Financial Statements.

                                                                      ING PIMCO          ING SALOMON
                                                                    TOTAL RETURN     BROTHERS AGGRESSIVE
                                                                      PORTFOLIO        GROWTH PORTFOLIO
                                                                    -------------    -------------------
ASSETS:
Investments, at market value (including securities on loan*)        $ 102,585,591    $       679,286,915
Cash                                                                    1,690,720             38,765,767
Cash denominated in foreign currencies                                    735,276                     --
Receivable for:
  Dividends and interest                                                  549,852                146,406
  Investments sold                                                      3,024,010                     --
  Fund shares sold                                                        273,656                668,888
  Recoverable foreign taxes                                                    --                     --
  Variation margin on futures contracts                                     4,119                     --
Gross unrealized gain on forward foreign currency
  exchange contracts                                                       90,982                     --
                                                                    -------------    -------------------
      Total Assets                                                    108,954,206            718,867,976
                                                                    -------------    -------------------

LIABILITIES:
Payable for:
  Investments purchased                                                 3,277,240                     --
  Fund shares redeemed                                                          5              4,248,090
  Payable for open swap contracts                                         451,885                     --
  Collateral for securities loaned (Note 7)                               184,500             88,590,697
Options written, at value (premiums received of $544,841)                 360,455                     --
Administrative services fees payable                                       31,640                 71,320
Advisory fees payable                                                      45,200                379,201
Distribution plan fees payable                                              2,307                    218
Shareholder service fees payable                                           13,099                  2,652
Gross unrealized loss on forward foreign currency
  exchange contracts                                                       38,324                     --
                                                                    -------------    -------------------
      Total Liabilities                                                 4,404,655             93,292,178
                                                                    -------------    -------------------
NET ASSETS                                                          $ 104,549,551    $       625,575,798
                                                                    =============    ===================
NET ASSETS REPRESENTED BY:
Paid-in Capital                                                     $ 103,941,453    $       794,437,611
Net unrealized gain on investments, open futures
  contracts, open swap contracts, options and foreign
  currency related transactions                                           568,687            141,741,549
Undistributed net investment income (loss)                             (1,120,151)                    --
Accumulated net realized gain (loss)                                    1,159,562           (310,603,362)
                                                                    -------------    -------------------
NET ASSETS                                                          $ 104,549,551    $       625,575,798
                                                                    =============    ===================
Cost of investments                                                 $ 102,219,721    $       537,545,366
Cost of cash denominated in foreign currencies                      $     711,968    $                --
*Securities on loan with market values of:                          $     180,115    $        84,642,802

CAPITAL SHARES, $.001 PAR VALUE:
Class I:
 Outstanding                                                            4,142,145             16,771,270
  Net Assets                                                        $  43,987,149    $       610,592,546
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $       10.62    $             36.41
Class S:
  Outstanding                                                           4,730,402                385,623
  Net Assets                                                        $  50,174,155    $        13,969,670
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $       10.61    $             36.23
Class ADV:
  Outstanding                                                             981,352                 28,120
  Net Assets                                                        $  10,388,247    $         1,013,582
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $       10.59    $             36.04

See Notes to Financial Statements.

                                                                        ING SALOMON             ING SALOMON         ING T. ROWE
                                                                    BROTHERS FUNDAMENTAL    BROTHERS INVESTORS      PRICE GROWTH
                                                                       VALUE PORTFOLIO       VALUE PORTFOLIO      EQUITY PORTFOLIO
                                                                    --------------------    ------------------    ----------------
ASSETS:
Investments, at market value (including securities on loan*)        $         67,163,112    $       77,652,926    $    771,522,459
Cash                                                                           3,686,326             2,326,891          24,075,783
Cash denominated in foreign currencies                                                --                    --                  39
Receivable for:
  Dividends and interest                                                          76,776               141,186             658,292
  Investments sold                                                                    --                    --           2,078,589
  Fund shares sold                                                               112,705                20,001             143,594
  Recoverable foreign taxes                                                           --                 3,243              12,485
  Variation margin on futures contracts                                               --                    --                  --
Gross unrealized gain on forward foreign currency
  exchange contracts                                                                  --                    --               1,995
                                                                    --------------------    ------------------    ----------------
      Total Assets                                                            71,038,919            80,144,247         798,493,236
                                                                    --------------------    ------------------    ----------------

LIABILITIES:
Payable for:
  Investments purchased                                                          363,703                    --           1,160,109
  Fund shares redeemed                                                             1,443               336,318             168,850
  Payable for open swap contracts                                                     --                    --                  --
  Collateral for securities loaned (Note 7)                                    9,042,105             7,791,350          58,268,589
Options written, at value (premiums received of $544,841)                             --                    --                  --
Administrative services fees payable                                              10,686                12,550              95,864
Advisory fees payable                                                             48,085                50,201             383,456
Distribution plan fees payable                                                       718                 1,567              13,075
Shareholder service fees payable                                                  12,912                15,473              14,833
Gross unrealized loss on forward foreign currency
  exchange contracts                                                                  --                    --                  --
                                                                    --------------------    ------------------    ----------------
      Total Liabilities                                                        9,479,652             8,207,459          60,104,776
                                                                    --------------------    ------------------    ----------------
NET ASSETS                                                          $         61,559,267    $       71,936,788    $    738,388,460
                                                                    ====================    ==================    ================
NET ASSETS REPRESENTED BY:
Paid-in Capital                                                     $         57,818,381    $       67,041,923    $    729,824,417
Net unrealized gain on investments, open futures
  contracts, open swap contracts, options and foreign
  currency related transactions                                               12,415,080             8,735,825         107,615,936
Undistributed net investment income (loss)                                            --               571,175           1,275,809
Accumulated net realized gain (loss)                                          (8,674,194)           (4,412,135)       (100,327,702)
                                                                    --------------------    ------------------    ----------------
NET ASSETS                                                          $         61,559,267    $       71,936,788    $    738,388,460
                                                                    ====================    ==================    ================
Cost of investments                                                 $         54,748,032    $       68,917,101    $    663,906,472
Cost of cash denominated in foreign currencies                      $                 --    $               --    $             37
*Securities on loan with market values of:                          $          8,662,884    $        7,494,196    $     56,370,993

CAPITAL SHARES, $.001 PAR VALUE:
Class I:
 Outstanding                                                                     126,347                82,712          14,772,766
  Net Assets                                                        $          2,101,810    $        1,077,406    $    669,955,591
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $              16.64    $            13.03    $          45.35
Class S:
  Outstanding                                                                  3,386,065             4,894,337             182,890
  Net Assets                                                        $         56,158,842    $       63,546,745    $      8,251,111
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $              16.59    $            12.98    $          45.12
Class ADV:
  Outstanding                                                                    200,270               567,404           1,340,510
  Net Assets                                                        $          3,298,615    $        7,312,637    $     60,181,758
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $              16.47    $            12.89    $          44.89

                                                                           ING UBS          ING VAN KAMPEN
                                                                       TACTICAL ASSET          COMSTOCK
                                                                    ALLOCATION PORTFOLIO       PORTFOLIO
                                                                    --------------------    --------------
ASSETS:
Investments, at market value (including securities on loan*)        $         22,900,124    $  181,047,653
Cash                                                                              97,907        16,173,950
Cash denominated in foreign currencies                                                --                --
Receivable for:
  Dividends and interest                                                          30,594           367,540
  Investments sold                                                                43,851           369,427
  Fund shares sold                                                                28,002           365,608
  Recoverable foreign taxes                                                           --             5,632
  Variation margin on futures contracts                                               --                --
Gross unrealized gain on forward foreign currency
  exchange contracts                                                                  --                --
                                                                    --------------------    --------------
      Total Assets                                                  $         23,100,478       198,329,810
                                                                    --------------------    --------------

LIABILITIES:
Payable for:
  Investments purchased                                                           65,979                --
  Fund shares redeemed                                                             1,729            81,436
  Payable for open swap contracts                                                     --                --
  Collateral for securities loaned (Note 7)                                    2,259,900        16,879,234
Options written, at value (premiums received of $544,841)                             --                --
Administrative services fees payable                                               3,602            53,808
Advisory fees payable                                                             16,210            92,243
Distribution plan fees payable                                                        27             1,852
Shareholder service fees payable                                                   3,885            31,295
Gross unrealized loss on forward foreign currency
  exchange contracts                                                                  --                --
                                                                    --------------------    --------------
      Total Liabilities                                                        2,351,332        17,139,868
                                                                    --------------------    --------------
NET ASSETS                                                          $         20,749,146    $  181,189,942
                                                                    ====================    ==============
NET ASSETS REPRESENTED BY:
Paid-in Capital                                                     $         20,860,589    $  155,436,207
Net unrealized gain on investments, open futures
  contracts, open swap contracts, options and foreign
  currency related transactions                                                  973,270        24,941,668
Undistributed net investment income (loss)                                        83,384                --
Accumulated net realized gain (loss)                                          (1,168,097)          812,067
                                                                    --------------------    --------------
NET ASSETS                                                          $         20,749,146    $  181,189,942
                                                                    ====================    ==============
Cost of investments                                                 $         21,926,854    $  156,105,985
Cost of cash denominated in foreign currencies                      $                 --    $           --
*Securities on loan with market values of:                          $          2,180,125    $   16,334,064

CAPITAL SHARES, $.001 PAR VALUE:
Class I:
 Outstanding                                                                      94,978         3,151,907
  Net Assets                                                        $          2,882,613    $   33,398,418
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $              30.35    $        10.60
Class S:
  Outstanding                                                                    586,143        13,155,696
  Net Assets                                                        $         17,743,581    $  139,236,001
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $              30.27    $        10.58
Class ADV:
  Outstanding                                                                      4,089           810,963
  Net Assets                                                        $            122,952    $    8,555,523
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $              30.07    $        10.55

                                              See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                                 ING ALGER            ING ALGER
                                                                             AGGRESSIVE GROWTH   CAPITAL APPRECIAITON
                                                                                 PORTFOLIO            PORTFOLIO
                                                                             -----------------   --------------------
INVESTMENT INCOME:
Dividends                                                                    $         185,218   $            164,293
Interest                                                                                29,537                  3,259
                                                                             -----------------   --------------------
                                                                                       214,755                167,552
Foreign taxes withheld on dividends                                                       (381)                  (854)
Security lending income                                                                150,126                  3,406
                                                                             -----------------   --------------------
        Total investment income                                                        364,500                170,104
                                                                             -----------------   --------------------

INVESTMENT EXPENSES:
Investment Advisory fee                                                             (1,010,653)              (191,249)
Administrative services fees                                                          (237,801)               (54,643)
Distribution plan fees--Class ADV                                                     (220,854)               (68,299)
Shareholder service fees--Class S                                                      (38,500)                    (2)
Shareholder service fees--Class ADV                                                   (220,854)               (68,299)
                                                                             -----------------   --------------------
        Total expenses                                                              (1,728,662)              (382,492)
                                                                             -----------------   --------------------
Reduction of administration fee                                                             --                     --
                                                                             -----------------   --------------------
        Net expenses                                                                (1,728,662)              (382,492)
                                                                             -----------------   --------------------
Net investment income (loss)                                                        (1,364,162)              (212,388)
                                                                             -----------------   --------------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Sales of investments                                                             21,962,644              2,115,317
   Futures contracts                                                                        --                     --
                                                                             -----------------   --------------------
   Net realized gain (loss) on investments and futures contracts                    21,962,644              2,115,317
                                                                             -----------------   --------------------

Net change in unrealized gain or (loss) on:
   Investments                                                                      23,751,322              5,665,408
                                                                             -----------------   --------------------
   Net change in unrealized gain or (loss) on investments                           23,751,322              5,665,408
                                                                             -----------------   --------------------
Net realized and change in unrealized gain (loss) on investments                    45,713,966              7,780,725
                                                                             -----------------   --------------------
Net increase in net assets resulting from operations                         $      44,349,804   $          7,568,337
                                                                             =================   ====================

See Notes to Financial Statements.

                                                                                                   ING AMERICAN
                                                                                ING ALGER       CENTURY SMALL CAP
                                                                             GROWTH PORTFOLIO    VALUE PORTFOLIO
                                                                             ----------------   -----------------
INVESTMENT INCOME:
Dividends                                                                    $        388,342   $         225,241
Interest                                                                                3,333               9,073
                                                                             ----------------   -----------------
                                                                                      391,675             234,314
Foreign taxes withheld on dividends                                                    (4,593)                 --
Security lending income                                                                10,779               4,640
                                                                             ----------------   -----------------
        Total investment income                                                       397,861             238,954
                                                                             ----------------   -----------------

INVESTMENT EXPENSES:
Investment Advisory fee                                                              (396,225)           (131,387)
Administrative services fees                                                          (99,056)            (52,555)
Distribution plan fees--Class ADV                                                    (119,686)             (3,772)
Shareholder service fees--Class S                                                      (3,359)            (21,294)
Shareholder service fees--Class ADV                                                  (119,686)             (3,772)
                                                                             ----------------   -----------------
        Total expenses                                                               (738,012)           (212,780)
                                                                             ----------------   -----------------
Reduction of administration fee                                                            --              10,283
                                                                             ----------------   -----------------
        Net expenses                                                                 (738,012)           (202,497)
                                                                             ----------------   -----------------
Net investment income (loss)                                                         (340,151)             36,457
                                                                             ----------------   -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Sales of investments                                                             5,306,971           1,136,226
   Futures contracts                                                                       --              (3,430)
                                                                             ----------------   -----------------
   Net realized gain (loss) on investments and futures contracts                    5,306,971           1,132,796
                                                                             ----------------   -----------------

Net change in unrealized gain or (loss) on:
   Investments                                                                      9,852,256           3,249,022
                                                                             ----------------   -----------------
   Net change in unrealized gain or (loss) on investments                           9,852,256           3,249,022
                                                                             ----------------   -----------------
Net realized and change in unrealized gain (loss) on investments                   15,159,227           4,381,818
                                                                             ----------------   -----------------
Net increase in net assets resulting from operations                         $     14,819,076   $       4,418,275
                                                                             ================   =================

                                                                                ING BARON          ING DSI         ING GOLDMAN
                                                                             SMALL CAP GROWTH   ENHANCED INDEX   SACHS(R) CAPITAL
                                                                                 PORTFOLIO        PORTFOLIO      GROWTH PORTFOLIO
                                                                             ----------------   --------------   ----------------
INVESTMENT INCOME:
Dividends                                                                    $         51,883   $      659,742   $      1,178,398
Interest                                                                               34,026              771              3,724
                                                                             ----------------   --------------   ----------------
                                                                                       85,909          660,513          1,182,122
Foreign taxes withheld on dividends                                                      (154)              --                 --
Security lending income                                                                13,081            2,902              5,630
                                                                             ----------------   --------------   ----------------
        Total investment income                                                        98,836          663,415          1,187,752
                                                                             ----------------   --------------   ----------------

INVESTMENT EXPENSES:
Investment Advisory fee                                                              (274,377)        (221,833)          (742,100)
Administrative services fees                                                         (129,118)         (73,944)          (174,612)
Distribution plan fees--Class ADV                                                      (7,067)          (6,313)           (11,527)
Shareholder service fees--Class S                                                     (60,446)         (85,505)          (203,726)
Shareholder service fees--Class ADV                                                    (7,067)          (6,313)           (11,527)
                                                                             ----------------   --------------   ----------------
        Total expenses                                                               (478,075)        (393,908)        (1,143,492)
                                                                             ----------------   --------------   ----------------
Reduction of administration fee                                                        13,982               --                 --
                                                                             ----------------   --------------   ----------------
        Net expenses                                                                 (464,093)        (393,908)        (1,143,492)
                                                                             ----------------   --------------   ----------------
Net investment income (loss)                                                         (365,257)         269,507             44,260
                                                                             ----------------   --------------   ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Sales of investments                                                              (377,080)        (684,002)        (4,085,790)
   Futures contracts                                                                       --               --                 --
                                                                             ----------------   --------------   ----------------
   Net realized gain (loss) on investments and futures contracts                     (377,080)        (684,002)        (4,085,790)
                                                                             ----------------   --------------   ----------------

Net change in unrealized gain or (loss) on:
   Investments                                                                     10,499,971        9,563,267         22,934,667
                                                                             ----------------   --------------   ----------------
   Net change in unrealized gain or (loss) on investments                          10,499,971        9,563,267         22,934,667
                                                                             ----------------   --------------   ----------------
Net realized and change in unrealized gain (loss) on investments                   10,122,891        8,879,265         18,848,877
                                                                             ----------------   --------------   ----------------
Net increase in net assets resulting from operations                         $      9,757,634   $    9,148,772   $     18,893,137
                                                                             ================   ==============   ================

                                              See Notes to Financial Statements.

                                                                               ING GOLDMAN           ING JPMORGAN
                                                                              SACHS(R) CORE      FLEMING INTERNATIONAL
                                                                             EQUITY PORTFOLIO         PORTFOLIO
                                                                             ----------------    ---------------------
INVESTMENT INCOME:
Dividends                                                                    $        989,464    $           8,054,129
Interest                                                                                1,672                   32,732
                                                                             ----------------    ---------------------
                                                                                      991,136                8,086,861
Foreign taxes withheld on dividends                                                      (189)                (804,060)
Security lending income                                                                 8,408                  175,146
                                                                             ----------------    ---------------------
        Total investment income                                                       999,355                7,457,947
                                                                             ----------------    ---------------------

INVESTMENT EXPENSES:
Investment Advisory fee                                                              (415,240)              (2,330,100)
Administrative services fees                                                         (118,640)                (582,525)
Distribution plan fees--Class ADV                                                          (2)                  (1,492)
Shareholder service fees--Class S                                                    (148,296)                  (3,100)
Shareholder service fees--Class ADV                                                        (2)                  (1,492)
Printing and postage fees                                                                  --                  (10,096)
                                                                             ----------------    ---------------------
        Total expenses                                                               (682,180)              (2,928,805)
                                                                             ----------------    ---------------------
Net investment income                                                                 317,175                4,529,142
                                                                             ----------------    ---------------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Sales of investments                                                             3,914,094                1,668,012
   Futures contracts, foreign currency and forward foreign currency
     exchange contracts                                                                61,691                 (246,396)
                                                                             ----------------    ---------------------
   Net realized gain on investments, futures contracts, foreign currency
     and forward foreign currency exchange contracts                                3,975,785                1,421,616
                                                                             ----------------    ---------------------

Net change in unrealized gain or (loss) on:
   Investments                                                                     10,966,499               81,606,765
   Futures contracts, foreign currency and forward foreign currency
     exchange contracts                                                                 7,985                  (17,064)
                                                                             ----------------    ---------------------
   Net change in unrealized gain or (loss) on investments, futures contracts, foreign currency and forward foreign currency
     exchange contracts                                                            10,974,484               81,589,701
                                                                             ----------------    ---------------------
Net realized and change in unrealized gain (loss) on investments, futures contracts, foreign currency and forward foreign currency
   exchange contracts                                                              14,950,269               83,011,317
                                                                             ----------------    ---------------------
Net increase in net assets resulting from operations                         $     15,267,444    $          87,540,459
                                                                             ================    =====================

See Notes to Financial Statements.

                                                                             ING JPMORGAN           ING MFS             ING MFS
                                                                             MID CAP VALUE    CAPITAL OPPORTUNITIES   GLOBAL GROWTH
                                                                               PORTFOLIO           PORTFOLIO            PORTFOLIO
                                                                             -------------    ---------------------   -------------
INVESTMENT INCOME:
Dividends                                                                    $     298,575    $           3,006,943   $     205,415
Interest                                                                             3,987                    6,084           3,073
                                                                             -------------    ---------------------   -------------
                                                                                   302,562                3,013,027         208,488
Foreign taxes withheld on dividends                                                   (537)                  (5,628)        (23,715)
Security lending income                                                              2,305                   60,390           1,798
                                                                             -------------    ---------------------   -------------
        Total investment income                                                    304,330                3,067,789         186,571
                                                                             -------------    ---------------------   -------------

INVESTMENT EXPENSES:
Investment Advisory fee                                                           (112,921)              (1,460,713)        (68,322)
Administrative services fees                                                       (52,696)                (561,813)        (68,322)
Distribution plan fees--Class ADV                                                   (1,916)                    (242)         (1,756)
Shareholder service fees--Class S                                                  (22,520)                    (517)        (26,106)
Shareholder service fees--Class ADV                                                 (1,916)                    (242)         (1,756)
Printing and postage fees                                                               --                       --              --
                                                                             -------------    ---------------------   -------------
        Total expenses                                                            (191,969)              (2,023,527)       (166,262)
                                                                             -------------    ---------------------   -------------
Net investment income                                                              112,361                1,044,262          20,309
                                                                             -------------    ---------------------   -------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Sales of investments                                                            466,670               11,744,918       1,177,933
   Futures contracts, foreign currency and forward foreign currency
     exchange contracts                                                                --                     1,431         (30,327)
                                                                             -------------    ---------------------   -------------
   Net realized gain on investments, futures contracts, foreign currency
     and forward foreign currency exchange contracts                               466,670               11,746,349       1,147,606
                                                                             -------------    ---------------------   -------------

Net change in unrealized gain or (loss) on:
   Investments                                                                   3,843,123               43,244,567       2,250,511
   Futures contracts, foreign currency and forward foreign currency
     exchange contracts                                                                 --                   (2,197)            52
                                                                             -------------    ---------------------   -------------
   Net change in unrealized gain or (loss) on investments, futures contracts, foreign currency and forward foreign currency
     exchange contracts                                                          3,843,123               43,242,370       2,250,563
                                                                             -------------    ---------------------   -------------
Net realized and change in unrealized gain (loss) on investments, futures contracts, foreign currency and forward foreign currency
   exchange contracts                                                            4,309,793               54,988,719       3,398,169
                                                                             -------------    ---------------------   -------------
Net increase in net assets resulting from operations                         $   4,422,154    $          56,032,981   $   3,418,478
                                                                             =============    =====================   =============

                                                                                 ING MFS          ING OPCAP
                                                                             RESEARCH EQUITY    BALANCED VALUE
                                                                               PORTFOLIO          PORTFOLIO
                                                                             ---------------    --------------
INVESTMENT INCOME:
Dividends                                                                    $     4,177,351    $    1,124,863
Interest                                                                              58,634         1,525,123
                                                                             ---------------    --------------
                                                                                   4,235,985         2,649,986
Foreign taxes withheld on dividends                                                  (38,587)           (9,568)
Security lending income                                                               16,202            22,951
                                                                             ---------------    --------------
        Total investment income                                                    4,213,600         2,663,369
                                                                             ---------------    --------------

INVESTMENT EXPENSES:
Investment Advisory fee                                                           (1,752,445)         (948,421)
Administrative services fees                                                        (375,524)         (237,105)
Distribution plan fees--Class ADV                                                        (97)           (5,315)
Shareholder service fees--Class S                                                     (1,814)         (287,690)
Shareholder service fees--Class ADV                                                      (97)           (5,315)
Printing and postage fees                                                                 --                --
                                                                             ---------------    --------------
        Total expenses                                                            (2,129,977)       (1,483,846)
                                                                             ---------------    --------------
Net investment income                                                              2,083,623         1,179,523
                                                                             ---------------    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Sales of investments                                                            7,942,097         9,247,398
   Futures contracts, foreign currency and forward foreign currency
     exchange contracts                                                              (23,796)               --
                                                                             ---------------    --------------
   Net realized gain on investments, futures contracts, foreign currency
     and forward foreign currency exchange contracts                               7,918,301         9,247,398
                                                                             ---------------    --------------

Net change in unrealized gain or (loss) on:
   Investments                                                                    46,182,550        21,305,385
   Futures contracts, foreign currency and forward foreign currency
     exchange contracts                                                                1,169                --
                                                                             ---------------    --------------
   Net change in unrealized gain or (loss) on investments, futures contracts, foreign currency and forward foreign currency
     exchange contracts                                                           46,183,719        21,305,385
                                                                             ---------------    --------------
Net realized and change in unrealized gain (loss) on investments, futures contracts, foreign currency and forward foreign currency
   exchange contracts                                                             54,102,020        30,552,783
                                                                             ---------------    --------------
Net increase in net assets resulting from operations                         $    56,185,643    $   31,732,306
                                                                             ===============    ==============

                                              See Notes to Financial Statements.

                                                                               ING PIMCO         ING SALOMON
                                                                             TOTAL RETURN     BROTHERS AGGRESSIVE
                                                                               PORTFOLIO        GROWTH PORTFOLIO
                                                                             -------------    -------------------
INVESTMENT INCOME:
Dividends                                                                    $          --    $         1,405,022
Interest                                                                         2,455,185                295,953
                                                                             -------------    -------------------
                                                                                 2,455,185              1,700,975
Foreign taxes withheld on dividends                                                     --                (14,267)
Security lending income                                                              2,313                264,036
                                                                             -------------    -------------------
        Total investment income                                                  2,457,498              1,950,744
                                                                             -------------    -------------------

INVESTMENT EXPENSES:
Investment Advisory fee                                                           (372,892)            (3,698,056)
Administrative services fees                                                      (261,025)              (691,153)
Distribution plan fees--Class ADV                                                  (21,097)                (1,835)
Shareholder service fees--Class S                                                 (101,283)                (4,856)
Shareholder service fees--Class ADV                                                (21,097)                (1,835)
Printing and postage fees                                                               --                (24,769)
Interest on swap contracts                                                          (2,233)                    --
                                                                             -------------    -------------------
        Total expenses                                                            (779,627)            (4,422,504)
                                                                             -------------    -------------------
Net investment income (loss)                                                     1,677,871             (2,471,760)
                                                                             -------------    -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Sales of investments                                                          1,259,254             11,920,675
   Futures contracts, swap contracts, options, foreign currency
     and forward foreign currency exchange contracts                              (115,507)                 8,483
                                                                             -------------    -------------------
   Net realized gain (loss) on investments, futures contracts, swap contracts, options, foreign currency and forward foreign currency
     exchange contracts                                                          1,143,747             11,929,158
                                                                             -------------    -------------------

Net change in unrealized gain or (loss) on:
   Investments                                                                    (341,266)           161,232,303
   Futures contracts, swap contracts, options, foreign currency and
     forward foreign currency exchange contracts                                   434,743                 (8,065)
                                                                             -------------    -------------------
   Net change in unrealized gain or (loss) on investments, futures contracts, swap contracts, options and forward foreign currency
     exchange contracts                                                             93,477            161,224,238
                                                                             -------------    -------------------
Net realized and change in unrealized gain (loss) on investments, futures contracts, swap contracts, options and forward foreign currency
   exchange contracts                                                            1,237,224            173,153,396
                                                                             -------------    -------------------
Net increase in net assets resulting from operations                         $   2,915,095    $       170,681,636
                                                                             =============    ===================

See Notes to Financial Statements.

                                                                                 ING SALOMON            ING SALOMON
                                                                             BROTHERS FUNDAMENTAL    BROTHERS INVESTORS
                                                                               VALUE PORTFOLIO         VALUE PORTFOLIO
                                                                             --------------------    ------------------
INVESTMENT INCOME:
Dividends                                                                    $            450,335    $        1,289,381
Interest                                                                                   65,716                40,396
                                                                             --------------------    ------------------
                                                                                          516,051             1,329,777
Foreign taxes withheld on dividends                                                       (2,283)               (10,986)
Security lending income                                                                    11,449                 5,742
                                                                             --------------------    ------------------
        Total investment income                                                           525,217             1,324,533
                                                                             --------------------    ------------------

INVESTMENT EXPENSES:
Investment Advisory fee                                                                  (405,803)             (471,319)
Administrative services fees                                                              (90,179)             (117,830)
Distribution plan fees--Class ADV                                                          (5,925)              (14,612)
Shareholder service fees--Class S                                                        (103,950)             (131,096)
Shareholder service fees--Class ADV                                                        (5,925)              (14,612)
Printing and postage fees                                                                      --                    --
Interest on swap contracts                                                                     --                    --
                                                                             --------------------    ------------------
        Total expenses                                                                   (611,782)             (749,469)
                                                                             --------------------    ------------------
Net investment income (loss)                                                              (86,565)              575,064
                                                                             --------------------    ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Sales of investments                                                                (5,737,197)             (384,815)
   Futures contracts, swap contracts, options, foreign currency
     and forward foreign currency exchange contracts                                       (3,445)                   --
                                                                             --------------------    ------------------
   Net realized gain (loss) on investments, futures contracts, swap contracts, options, foreign currency and forward foreign currency
     exchange contracts                                                                (5,740,642)             (384,815)
                                                                             --------------------    ------------------

Net change in unrealized gain or (loss) on:
   Investments                                                                         21,332,957            16,475,142
   Futures contracts, swap contracts, options, foreign currency and
     forward foreign currency exchange contracts                                               --                    --
                                                                             --------------------    ------------------
   Net change in unrealized gain or (loss) on investments, futures contracts, swap contracts, options and forward foreign currency
     exchange contracts                                                                21,332,957            16,475,142
                                                                             --------------------    ------------------
Net realized and change in unrealized gain (loss) on investments, futures contracts, swap contracts, options and forward foreign currency
   exchange contracts                                                                  15,592,315            16,090,327
                                                                             --------------------    ------------------
Net increase in net assets resulting from operations                         $         15,505,750    $       16,665,391
                                                                             ====================    ==================

                                                                               ING T. ROWE             ING UBS
                                                                              PRICE GROWTH          TACTICAL ASSET
                                                                             EQUITY PORTFOLIO    ALLOCATION PORTFOLIO
                                                                             ----------------    --------------------
INVESTMENT INCOME:
Dividends                                                                    $      5,824,959    $            311,289
Interest                                                                               56,552                     430
                                                                             ----------------    --------------------
                                                                                    5,881,511                 311,719
Foreign taxes withheld on dividends                                                   (77,496)                     --
Security lending income                                                                51,931                   1,272
                                                                             ----------------    --------------------
        Total investment income                                                     5,855,946                 312,991
                                                                             ----------------    --------------------

INVESTMENT EXPENSES:
Investment Advisory fee                                                            (3,358,923)               (155,375)
Administrative services fees                                                         (839,731)                (34,527)
Distribution plan fees--Class ADV                                                     (87,634)                   (205)
Shareholder service fees--Class S                                                     (11,465)                (38,107)
Shareholder service fees--Class ADV                                                   (87,634)                   (205)
Printing and postage fees                                                                  --                      --
Interest on swap contracts                                                                 --                      --
                                                                             ----------------    --------------------
        Total expenses                                                             (4,385,387)               (228,419)
                                                                             ----------------    --------------------
Net investment income (loss)                                                        1,470,559                  84,572
                                                                             ----------------    --------------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Sales of investments                                                            (7,073,299)               (532,736)
   Futures contracts, swap contracts, options, foreign currency
     and forward foreign currency exchange contracts                                 (194,745)                     --
                                                                             ----------------    --------------------
   Net realized gain (loss) on investments, futures contracts, swap contracts, options, foreign currency and forward foreign currency
     exchange contracts                                                            (7,268,044)               (532,736)
                                                                             ----------------    --------------------

Net change in unrealized gain or (loss) on:
   Investments                                                                    160,449,093               4,739,688
   Futures contracts, swap contracts, options, foreign currency and
     forward foreign currency exchange contracts                                       (2,165)                     --
                                                                             ----------------    --------------------
   Net change in unrealized gain or (loss) on investments, futures contracts, swap contracts, options and forward foreign currency
     exchange contracts                                                           160,446,928               4,739,688
                                                                             ----------------    --------------------
Net realized and change in unrealized gain (loss) on investments, futures contracts, swap contracts, options and forward foreign currency
   exchange contracts                                                             153,178,884               4,206,952
                                                                             ----------------    --------------------
Net increase in net assets resulting from operations                         $    154,649,443    $          4,291,524
                                                                             ================    ====================

                                                                             ING VAN KAMPEN
                                                                                COMSTOCK
                                                                               PORTFOLIO
                                                                             --------------
INVESTMENT INCOME:
Dividends                                                                    $    2,139,190
Interest                                                                             31,920
                                                                             --------------
                                                                                  2,171,110
Foreign taxes withheld on dividends                                                 (16,023)
Security lending income                                                               7,624
                                                                             --------------
        Total investment income                                                   2,162,711
                                                                             --------------

INVESTMENT EXPENSES:
Investment Advisory fee                                                            (575,599)
Administrative services fees                                                       (335,713)
Distribution plan fees--Class ADV                                                   (15,036)
Shareholder service fees--Class S                                                  (182,390)
Shareholder service fees--Class ADV                                                 (15,036)
Printing and postage fees                                                                --
Interest on swap contracts                                                               --
                                                                             --------------
        Total expenses                                                           (1,123,774)
                                                                             --------------
Net investment income (loss)                                                      1,038,937
                                                                             --------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Sales of investments                                                           4,504,384
   Futures contracts, swap contracts, options, foreign currency
     and forward foreign currency exchange contracts                                     --
                                                                             --------------
   Net realized gain (loss) on investments, futures contracts, swap contracts, options, foreign currency and forward foreign currency
     exchange contracts                                                           4,504,384
                                                                             --------------

Net change in unrealized gain or (loss) on:
   Investments                                                                   25,433,748
   Futures contracts, swap contracts, options, foreign currency and
     forward foreign currency exchange contracts                                         --
                                                                             --------------
   Net change in unrealized gain or (loss) on investments, futures contracts, swap contracts, options and forward foreign currency
     exchange contracts                                                          25,433,748
                                                                             --------------
Net realized and change in unrealized gain (loss) on investments, futures contracts, swap contracts, options and forward foreign currency
   exchange contracts                                                            29,938,132
                                                                             --------------
Net increase in net assets resulting from operations                         $   30,977,069
                                                                             ==============

                                              See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             ING ALGER AGGRESSIVE    ING ALGER AGGRESSIVE
                                                                               GROWTH PORTFOLIO        GROWTH PORTFOLIO
                                                                                  YEAR ENDED              YEAR ENDED
                                                                               DECEMBER 31, 2003       DECEMBER 31, 2002
                                                                             --------------------    --------------------
FROM OPERATIONS:
Net investment income (loss)                                                 $         (1,364,162)   $         (1,048,331)
Net realized gain (loss) on investments and futures contracts                          21,962,644             (28,870,347)
Net change in unrealized gain or (loss) on investments                                 23,751,322              (2,025,982)
                                                                             --------------------    --------------------
Net increase (decrease) in net assets resulting from operations                        44,349,804             (31,944,660)
                                                                             --------------------    --------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                                  --                      --
   From net realized gains                                                                     --                      --
Class S:
   From net investment income                                                                  --                      --
   From net realized gains                                                                     --                      --
Class ADV:
   From net investment income                                                                  --                      --
   From net realized gains                                                                     --                      --
                                                                             --------------------    --------------------
   Decrease in net assets from distributions to shareholders                                   --                      --
                                                                             --------------------    --------------------
FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                           27,611,699               2,779,531
   Net Asset Value of shares issued upon reinvestment of distributions                         --                      --
   Payments for shares redeemed                                                          (907,923)                (40,451)
Class S:
   Proceeds from shares sold                                                           29,100,727               1,320,749
   Net Asset Value of shares issued upon reinvestment of distributions                         --                      --
   Payments for shares redeemed                                                        (6,020,208)               (129,402)
Class ADV:
   Proceeds from shares sold                                                           20,886,635              39,113,624
   Net Asset Value of shares issued upon reinvestment of distributions                         --                      --
   Payments for shares redeemed                                                       (17,832,908)            (16,589,592)
                                                                             --------------------    --------------------
Net increase (decrease) in net assets from fund share transactions                     52,838,022              26,454,459
                                                                             --------------------    --------------------
Net change in net assets                                                               97,187,826              (5,490,201)

NET ASSETS:
Beginning of year                                                                      75,529,067              81,019,268
                                                                             --------------------    --------------------
End of year                                                                  $        172,716,893    $         75,529,067
                                                                             ====================    ====================
End of period net assets includes undistributed net investment income        $                 --    $                 --
                                                                             ====================    ====================

See Notes to Financial Statements.

                                                                               ING ALGER CAPITAL
                                                                             APPRECIATION PORTFOLIO        ING ALGER
                                                                              FOR THE PERIOD FROM      GROWTH PORTFOLIO
                                                                                 MAY 1, 2003 TO            YEAR ENDED
                                                                               DECEMBER 31, 2003       DECEMBER 31, 2003
                                                                             ----------------------    -----------------
FROM OPERATIONS:
Net investment income (loss)                                                 $             (212,388)   $        (340,151)
Net realized gain (loss) on investments and futures contracts                             2,115,317            5,306,971
Net change in unrealized gain or (loss) on investments                                    5,665,408            9,852,256
                                                                             ----------------------    -----------------
Net increase (decrease) in net assets resulting from operations                           7,568,337           14,819,076
                                                                             ----------------------    -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                                    --                   --
   From net realized gains                                                                       --                   --
Class S:
   From net investment income                                                                    --                   --
   From net realized gains                                                                       --                   --
Class ADV:
   From net investment income                                                                    --                   --
   From net realized gains                                                                       --                   --
                                                                             ----------------------    -----------------
   Decrease in net assets from distributions to shareholders                                     --                   --
                                                                             ----------------------    -----------------
FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                                  1,000              521,841
   Net Asset Value of shares issued upon reinvestment of distributions                           --                   --
   Payments for shares redeemed                                                                  --              (33,314)
Class S:
   Proceeds from shares sold                                                                  1,000            3,492,579
   Net Asset Value of shares issued upon reinvestment of distributions                           --                   --
   Payments for shares redeemed                                                                  --           (1,328,376)
Class ADV:
   Proceeds from shares sold                                                             41,188,026            8,576,872
   Net Asset Value of shares issued upon reinvestment of distributions                           --                   --
   Payments for shares redeemed                                                          (5,821,401)         (14,392,359)
                                                                             ----------------------    -----------------
Net increase (decrease) in net assets from fund share transactions                       35,368,625           (3,162,757)
                                                                             ----------------------    -----------------
Net change in net assets                                                                 42,936,962           11,656,319

NET ASSETS:
Beginning of year                                                                                --           45,936,420
                                                                             ----------------------    -----------------
End of year                                                                  $           42,936,962    $      57,592,739
                                                                             ======================    =================
End of period net assets includes undistributed net investment income        $                   --    $              --
                                                                             ======================    =================

                                                                                 ING ALGER           ING AMERICAN CENTURY
                                                                             GROWTH PORTFOLIO     SMALL CAP VALUE PORTFOLIO
                                                                                YEAR ENDED               YEAR ENDED
                                                                             DECEMBER 31, 2002        DECEMBER 31, 2003
                                                                             -----------------    -------------------------
FROM OPERATIONS:
Net investment income (loss)                                                 $        (321,976)   $                  36,457
Net realized gain (loss) on investments and futures contracts                      (19,779,872)                   1,132,796
Net change in unrealized gain or (loss) on investments                                (107,453)                   3,249,022
                                                                             -----------------    -------------------------
Net increase (decrease) in net assets resulting from operations                    (20,209,301)                   4,418,275
                                                                             -----------------    -------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                               --                      (21,634)
   From net realized gains                                                                  --                     (193,168)
Class S:
   From net investment income                                                               --                      (13,268)
   From net realized gains                                                                  --                     (306,568)
Class ADV:
   From net investment income                                                               --                         (407)
   From net realized gains                                                                  --                      (70,709)
                                                                             -----------------    -------------------------
   Decrease in net assets from distributions to shareholders                                --                     (605,754)
                                                                             -----------------    -------------------------
FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                            78,402                    7,988,182
   Net Asset Value of shares issued upon reinvestment of distributions                      --                      214,802
   Payments for shares redeemed                                                            (79)                  (1,775,244)
Class S:
   Proceeds from shares sold                                                           361,800                    6,498,335
   Net Asset Value of shares issued upon reinvestment of distributions                      --                      319,836
   Payments for shares redeemed                                                        (24,108)                  (3,259,875)
Class ADV:
   Proceeds from shares sold                                                        40,080,042                    1,883,099
   Net Asset Value of shares issued upon reinvestment of distributions                      --                       71,116
   Payments for shares redeemed                                                    (12,689,495)                    (347,154)
                                                                             -----------------    -------------------------
Net increase (decrease) in net assets from fund share transactions                  27,806,562                   11,593,097
                                                                             -----------------    -------------------------
Net change in net assets                                                             7,597,261                   15,405,618

NET ASSETS:
Beginning of year                                                                   38,339,159                    7,808,164
                                                                             -----------------    -------------------------
End of year                                                                  $      45,936,420    $              23,213,782
                                                                             =================    =========================
End of period net assets includes undistributed net investment income        $              --    $                   2,468
                                                                             =================    =========================

                                                                               ING AMERICAN CENTURY
                                                                             SMALL CAP VALUE PORTFOLIO
                                                                                FOR THE PERIOD FROM
                                                                                   MAY 1, 2002 TO
                                                                                 DECEMBER 31, 2002
                                                                             -------------------------
FROM OPERATIONS:
Net investment income (loss)                                                 $                   4,225
Net realized gain (loss) on investments and futures contracts                                 (502,063)
Net change in unrealized gain or (loss) on investments                                        (622,991)
                                                                             -------------------------
Net increase (decrease) in net assets resulting from operations                             (1,120,829)
                                                                             -------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                                     (968)
   From net realized gains                                                                          --
Class S:
   From net investment income                                                                   (1,381)
   From net realized gains                                                                          --
Class ADV:
   From net investment income                                                                     (803)
   From net realized gains                                                                          --
                                                                             -------------------------
   Decrease in net assets from distributions to shareholders                                    (3,152)
                                                                             -------------------------
FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                                   774,777
   Net Asset Value of shares issued upon reinvestment of distributions                             968
   Payments for shares redeemed                                                                (49,356)
Class S:
   Proceeds from shares sold                                                                 8,473,924
   Net Asset Value of shares issued upon reinvestment of distributions                           1,381
   Payments for shares redeemed                                                             (1,110,004)
Class ADV:
   Proceeds from shares sold                                                                   839,737
   Net Asset Value of shares issued upon reinvestment of distributions                             803
   Payments for shares redeemed                                                                    (85)
                                                                             -------------------------
Net increase (decrease) in net assets from fund share transactions                           8,932,145
                                                                             -------------------------
Net change in net assets                                                                     7,808,164

NET ASSETS:
Beginning of year                                                                                   --
                                                                             -------------------------
End of year                                                                  $               7,808,164
                                                                             =========================
End of period net assets includes undistributed net investment income        $                   1,073
                                                                             =========================

                                              See Notes to Financial Statements.

                                                                             ING ALGER AGGRESSIVE    ING ALGER AGGRESSIVE
                                                                               GROWTH PORTFOLIO        GROWTH PORTFOLIO
                                                                                  YEAR ENDED              YEAR ENDED
                                                                               DECEMBER 31, 2003       DECEMBER 31, 2002
                                                                             --------------------    --------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                                4,348,047                 524,123
   Number of shares issued upon reinvestment of distributions                                  --                      --
   Number of shares redeemed                                                             (136,156)                 (7,670)
                                                                             --------------------    --------------------
Net increase                                                                            4,211,891                 516,453
                                                                             ====================    ====================
Class S:
   Number of shares sold                                                                4,842,955                 241,624
   Number of shares issued upon reinvestment of distributions                                  --                      --
   Number of shares redeemed                                                             (934,316)                (24,787)
                                                                             --------------------    --------------------
Net increase                                                                            3,908,639                 216,837
                                                                             ====================    ====================
Class ADV:
   Number of shares sold                                                                3,421,229               5,936,525
   Number of shares issued upon reinvestment of distributions                                  --                      --
   Number of shares redeemed                                                           (2,896,726)             (2,919,806)
                                                                             --------------------    --------------------
Net increase (decrease)                                                                   524,503               3,016,719
                                                                             ====================    ====================

See Notes to Financial Statements.

                                                                               ING ALGER CAPITAL
                                                                             APPRECIATION PORTFOLIO        ING ALGER
                                                                              FOR THE PERIOD FROM      GROWTH PORTFOLIO
                                                                                 MAY 1, 2003 TO            YEAR ENDED
                                                                               DECEMBER 31, 2003       DECEMBER 31, 2003
                                                                             ----------------------    -----------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                                        100               72,751
   Number of shares issued upon reinvestment of distributions                                    --                   --
   Number of shares redeemed                                                                     --               (4,133)
                                                                             ----------------------    -----------------
Net increase                                                                                    100               68,618
                                                                             ======================    =================
Class S:
   Number of shares sold                                                                        100              450,003
   Number of shares issued upon reinvestment of distributions                                    --                   --
   Number of shares redeemed                                                                     --             (173,798)
                                                                             ----------------------    -----------------
Net increase                                                                                    100              276,205
                                                                             ======================    =================
Class ADV:
   Number of shares sold                                                                  4,072,223            1,154,952
   Number of shares issued upon reinvestment of distributions                                    --                   --
   Number of shares redeemed                                                               (520,641)          (1,943,745)
                                                                             ----------------------    -----------------
Net increase (decrease)                                                                   3,551,582             (788,793)
                                                                             ======================    =================

                                                                                 ING ALGER           ING AMERICAN CENTURY
                                                                             GROWTH PORTFOLIO     SMALL CAP VALUE PORTFOLIO
                                                                                YEAR ENDED               YEAR ENDED
                                                                             DECEMBER 31, 2002        DECEMBER 31, 2003
                                                                             -----------------    -------------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                                11,388                      814,235
   Number of shares issued upon reinvestment of distributions                               --                       19,764
   Number of shares redeemed                                                               (12)                    (172,584)
                                                                             -----------------    -------------------------
Net increase                                                                            11,376                      661,415
                                                                             =================    =========================
Class S:
   Number of shares sold                                                                51,169                      687,664
   Number of shares issued upon reinvestment of distributions                               --                       29,457
   Number of shares redeemed                                                            (3,499)                    (343,628)
                                                                             -----------------    -------------------------
Net increase                                                                            47,670                      373,493
                                                                             =================    =========================
Class ADV:
   Number of shares sold                                                             4,596,615                      197,633
   Number of shares issued upon reinvestment of distributions                               --                        6,580
   Number of shares redeemed                                                        (1,568,503)                     (38,987)
                                                                             -----------------    -------------------------
Net increase (decrease)                                                              3,028,112                      165,226
                                                                             =================    =========================

                                                                               ING AMERICAN CENTURY
                                                                             SMALL CAP VALUE PORTFOLIO
                                                                                FOR THE PERIOD FROM
                                                                                   MAY 1, 2002 TO
                                                                                 DECEMBER 31, 2002
                                                                             -------------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                                        88,183
   Number of shares issued upon reinvestment of distributions                                      119
   Number of shares redeemed                                                                    (6,226)
                                                                             -------------------------
Net increase                                                                                    82,076
                                                                             =========================
Class S:
   Number of shares sold                                                                       899,470
   Number of shares issued upon reinvestment of distributions                                      170
   Number of shares redeemed                                                                  (123,964)
                                                                             -------------------------
Net increase                                                                                   775,676
                                                                             =========================
Class ADV:
   Number of shares sold                                                                       100,109
   Number of shares issued upon reinvestment of distributions                                       99
   Number of shares redeemed                                                                       (10)
                                                                             -------------------------
Net increase (decrease)                                                                        100,198
                                                                             =========================

                                              See Notes to Financial Statements.

                                                                             ING BARON SMALL CAP
                                                                              GROWTH PORTFOLIO
                                                                                 YEAR ENDED
                                                                              DECEMBER 31, 2003
                                                                             -------------------
FROM OPERATIONS:
Net investment income (loss)                                                 $          (365,257)
Net realized loss on investments                                                        (377,080)
Net change in unrealized gain or (loss) on investments                                10,499,971
                                                                             -------------------
Net increase (decrease) in net assets resulting from operations                        9,757,634
                                                                             -------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                                 --
   From net realized gains                                                                    --
Class S:
   From net investment income                                                                 --
   From net realized gains                                                                    --
Class ADV:
   From net investment income                                                                 --
                                                                             -------------------
   Decrease in net assets from distributions to shareholders                                  --
                                                                             -------------------
FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                          14,015,831
   Net Asset Value of shares issued upon reinvestment of distributions                        --
   Payments for shares redeemed                                                       (5,869,458)
Class S:
   Proceeds from shares sold                                                          39,333,912
   Net Asset Value of shares issued upon reinvestment of distributions                        --
   Payments for shares redeemed                                                      (10,176,363)
Class ADV:
   Proceeds from shares sold                                                           1,483,097
   Net Asset Value of shares issued upon reinvestment of distributions                        --
   Payments for shares redeemed                                                         (503,003)
                                                                             -------------------
Net increase (decrease) in net assets from fund share transactions                    38,284,016
                                                                             -------------------
Net change in net assets                                                              48,041,650

NET ASSETS:
Beginning of year                                                                     10,630,149
                                                                             -------------------
End of year                                                                  $        58,671,799
                                                                             ===================
End of period net assets includes undistributed net investment income        $                --
                                                                             ===================

See Notes to Financial Statements.

                                                                             ING BARON SMALL CAP
                                                                              GROWTH PORTFOLIO      ING DSI ENHANCED
                                                                             FOR THE PERIOD FROM     INDEX PORTFOLIO
                                                                               MAY 1, 2002 TO           YEAR ENDED
                                                                              DECEMBER 31, 2002     DECEMBER 31, 2003
                                                                             -------------------    -----------------
FROM OPERATIONS:
Net investment income (loss)                                                 $           (56,823)   $         269,507
Net realized loss on investments                                                        (541,016)            (684,002)
Net change in unrealized gain or (loss) on investments                                  (162,651)           9,563,267
                                                                             -------------------    -----------------
Net increase (decrease) in net assets resulting from operations                         (760,490)           9,148,772
                                                                             -------------------    -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                                 --               (4,622)
   From net realized gains                                                                    --                   --
Class S:
   From net investment income                                                                 --             (223,717)
   From net realized gains                                                                    --                   --
Class ADV:
   From net investment income                                                                 --              (23,612)
                                                                             -------------------    -----------------
   Decrease in net assets from distributions to shareholders                                  --             (251,951)
                                                                             -------------------    -----------------
FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                             774,742              579,431
   Net Asset Value of shares issued upon reinvestment of distributions                        --                4,622
   Payments for shares redeemed                                                          (43,287)            (231,222)
Class S:
   Proceeds from shares sold                                                           9,590,993            6,364,964
   Net Asset Value of shares issued upon reinvestment of distributions                        --              223,717
   Payments for shares redeemed                                                       (1,122,402)          (9,608,609)
Class ADV:
   Proceeds from shares sold                                                           2,220,146            3,463,790
   Net Asset Value of shares issued upon reinvestment of distributions                        --               23,612
   Payments for shares redeemed                                                          (29,553)            (464,909)
                                                                             -------------------    -----------------
Net increase (decrease) in net assets from fund share transactions                    11,390,639              355,396
                                                                             -------------------    -----------------
Net change in net assets                                                              10,630,149            9,252,217

NET ASSETS:
Beginning of year                                                                             --           33,677,508
                                                                             -------------------    -----------------
End of year                                                                  $        10,630,149    $      42,929,725
                                                                             ===================    =================
End of period net assets includes undistributed net investment income        $                --    $         267,341
                                                                             ===================    =================

                                                                             ING DSI ENHANCED         ING GOLDMAN SACHS(R)
                                                                              INDEX PORTFOLIO       CAPITAL GROWTH PORTFOLIO
                                                                                YEAR ENDED                 YEAR ENDED
                                                                             DECEMBER 31, 2002         DECEMBER 31, 2003
                                                                             -----------------      ------------------------
FROM OPERATIONS:
Net investment income (loss)                                                 $         251,950      $                 44,260
Net realized loss on investments                                                    (4,108,242)                   (4,085,790)
Net change in unrealized gain or (loss) on investments                              (7,833,431)                   22,934,667
                                                                             -----------------      ------------------------
Net increase (decrease) in net assets resulting from operations                    (11,689,723)                   18,893,137
                                                                             -----------------      ------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                              (82)                           --
   From net realized gains                                                                  (3)                           --
Class S:
   From net investment income                                                          (11,344)                           --
   From net realized gains                                                                (611)                           --
Class ADV:
   From net investment income                                                               (1)                           --
                                                                             -----------------      ------------------------
   Decrease in net assets from distributions to shareholders                           (12,041)                           --
                                                                             -----------------      ------------------------
FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                           298,731                       949,698
   Net Asset Value of shares issued upon reinvestment of distributions                      85                            --
   Payments for shares redeemed                                                       (109,280)                      (75,908)
Class S:
   Proceeds from shares sold                                                        13,807,451                     7,778,568
   Net Asset Value of shares issued upon reinvestment of distributions                  11,955                            --
   Payments for shares redeemed                                                    (13,637,529)                  (13,524,742)
Class ADV:
   Proceeds from shares sold                                                         1,093,445                       776,107
   Net Asset Value of shares issued upon reinvestment of distributions                       1                            --
   Payments for shares redeemed                                                        (32,592)                     (604,035)
                                                                             -----------------      ------------------------
Net increase (decrease) in net assets from fund share transactions                   1,432,267                    (4,700,312)
                                                                             -----------------      ------------------------
Net change in net assets                                                           (10,269,497)                   14,192,825

NET ASSETS:
Beginning of year                                                                   43,947,005                    82,320,886
                                                                             -----------------      ------------------------
End of year                                                                  $      33,677,508      $             96,513,711
                                                                             =================      ========================
End of period net assets includes undistributed net investment income        $         251,947      $                 44,260
                                                                             =================      ========================

                                                                                ING GOLDMAN SACHS(R)
                                                                             CAPITAL GROWTH PORTFOLIO
                                                                                    YEAR ENDED
                                                                                 DECEMBER 31, 2002
                                                                             ------------------------
FROM OPERATIONS:
Net investment income (loss)                                                 $                (80,920)
Net realized loss on investments                                                          (10,896,556)
Net change in unrealized gain or (loss) on investments                                    (16,553,793)
                                                                             ------------------------
Net increase (decrease) in net assets resulting from operations                           (27,531,269)
                                                                             ------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                                      (8)
   From net realized gains                                                                         --
Class S:
   From net investment income                                                                  (4,059)
   From net realized gains                                                                         --
Class ADV:
   From net investment income                                                                    (330)
                                                                             ------------------------
   Decrease in net assets from distributions to shareholders                                   (4,397)
                                                                             ------------------------
FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                                  170,205
   Net Asset Value of shares issued upon reinvestment of distributions                              8
   Payments for shares redeemed                                                                (1,831)
Class S:
   Proceeds from shares sold                                                               24,150,551
   Net Asset Value of shares issued upon reinvestment of distributions                          4,059
   Payments for shares redeemed                                                           (21,787,636)
Class ADV:
   Proceeds from shares sold                                                                7,293,143
   Net Asset Value of shares issued upon reinvestment of distributions                            330
   Payments for shares redeemed                                                            (3,110,517)
                                                                             ------------------------
Net increase (decrease) in net assets from fund share transactions                          6,718,312
                                                                             ------------------------
Net change in net assets                                                                  (20,817,354)

NET ASSETS:
Beginning of year                                                                         103,138,240
                                                                             ------------------------
End of year                                                                  $             82,320,886
                                                                             ========================
End of period net assets includes undistributed net investment income        $                     --
                                                                             ========================

                                              See Notes to Financial Statements.

                                                                             ING BARON SMALL CAP
                                                                              GROWTH PORTFOLIO
                                                                                  YEAR ENDED
                                                                              DECEMBER 31, 2003
                                                                             -------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                               1,401,726
   Number of shares issued upon reinvestment of distributions                                 --
   Number of shares redeemed                                                            (585,937)
                                                                             -------------------
Net increase                                                                             815,789
                                                                             ===================
Class S:
   Number of shares sold                                                               3,872,498
   Number of shares issued upon reinvestment of distributions                                 --
   Number of shares redeemed                                                            (981,398)
                                                                             -------------------
Net increase (decrease)                                                                2,891,100
                                                                             ===================
Class ADV:
   Number of shares sold                                                                 147,384
   Number of shares issued upon reinvestment of distributions                                 --
   Number of shares redeemed                                                             (51,710)
                                                                             -------------------
Net increase                                                                              95,674
                                                                             ===================

See Notes to Financial Statements.

                                                                             ING BARON SMALL CAP
                                                                              GROWTH PORTFOLIO      ING DSI ENHANCED
                                                                             FOR THE PERIOD FROM     INDEX PORTFOLIO
                                                                               MAY 1, 2002 TO           YEAR ENDED
                                                                              DECEMBER 31, 2002     DECEMBER 31, 2003
                                                                             -------------------    -----------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                                  85,419               84,595
   Number of shares issued upon reinvestment of distributions                                 --                  651
   Number of shares redeemed                                                              (5,015)             (35,244)
                                                                             -------------------    -----------------
Net increase                                                                              80,404               50,002
                                                                             ===================    =================
Class S:
   Number of shares sold                                                               1,018,922              921,337
   Number of shares issued upon reinvestment of distributions                                 --               31,509
   Number of shares redeemed                                                            (129,124)          (1,382,465)
                                                                             -------------------    -----------------
Net increase (decrease)                                                                  889,798             (429,619)
                                                                             ===================    =================
Class ADV:
   Number of shares sold                                                                 247,123              490,310
   Number of shares issued upon reinvestment of distributions                                 --                3,349
   Number of shares redeemed                                                              (3,393)             (67,690)
                                                                             -------------------    -----------------
Net increase                                                                             243,730              425,969
                                                                             ===================    =================

                                                                             ING DSI ENHANCED         ING GOLDMAN SACHS(R)
                                                                              INDEX PORTFOLIO       CAPITAL GROWTH PORTFOLIO
                                                                                YEAR ENDED                 YEAR ENDED
                                                                             DECEMBER 31, 2002         DECEMBER 31, 2003
                                                                             -----------------      ------------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                                47,086                       103,685
   Number of shares issued upon reinvestment of distributions                               12                            --
   Number of shares redeemed                                                           (16,837)                       (8,037)
                                                                             -----------------      ------------------------
Net increase                                                                            30,261                        95,648
                                                                             =================      ========================
Class S:
   Number of shares sold                                                             1,794,541                       849,752
   Number of shares issued upon reinvestment of distributions                            1,774                            --
   Number of shares redeemed                                                        (2,024,553)                   (1,468,063)
                                                                             -----------------      ------------------------
Net increase (decrease)                                                               (228,238)                     (618,311)
                                                                             =================      ========================
Class ADV:
   Number of shares sold                                                               168,841                        88,214
   Number of shares issued upon reinvestment of distributions                               --                            --
   Number of shares redeemed                                                            (5,064)                      (67,376)
                                                                             -----------------      ------------------------
Net increase                                                                           163,777                        20,838
                                                                             =================      ========================

                                                                                ING GOLDMAN SACHS(R)
                                                                             CAPITAL GROWTH PORTFOLIO
                                                                                    YEAR ENDED
                                                                                 DECEMBER 31, 2002
                                                                             ------------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                                       19,945
   Number of shares issued upon reinvestment of distributions                                       1
   Number of shares redeemed                                                                     (207)
                                                                             ------------------------
Net increase                                                                                   19,739
                                                                             ========================
Class S:
   Number of shares sold                                                                    2,360,106
   Number of shares issued upon reinvestment of distributions                                     455
   Number of shares redeemed                                                               (2,301,362)
                                                                             ------------------------
Net increase (decrease)                                                                        59,199
                                                                             ========================
Class ADV:
   Number of shares sold                                                                      853,694
   Number of shares issued upon reinvestment of distributions                                      37
   Number of shares redeemed                                                                 (363,974)
                                                                             ------------------------
Net increase                                                                                  489,757
                                                                             ========================

                                              See Notes to Financial Statements.

                                                                              ING GOLDMAN SACHS(R)
                                                                             CORE EQUITY PORTFOLIO     ING JPMORGAN FLEMING
                                                                              FOR THE PERIOD FROM     INTERNATIONAL PORTOLIO
                                                                                 MAY 1, 2003 TO             YEAR ENDED
                                                                               DECEMBER 31, 2003         DECEMBER 31, 2003
                                                                             ---------------------    ----------------------
FROM OPERATIONS:
Net investment income                                                        $             317,175    $            4,529,142
Net realized gain (loss) on investments, futures contracts, foreign
   currency and forward foreign currency exchange contracts                              3,975,785                 1,421,616
Net change in unrealized gain or (loss) on investments, futures contracts,
   foreign currency and forward foreign currency exchange contracts                     10,974,484                81,589,701
                                                                             ---------------------    ----------------------
Net increase (decrease) in net assets resulting from operations                         15,267,444                87,540,459
                                                                             ---------------------    ----------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                                   --                (3,127,416)
   From net realized gains                                                                      --                        --
Class S:
   From net investment income                                                                   --                    (2,069)
   From net realized gains                                                                      --                        --
Class ADV:
   From net investment income                                                                   --                    (5,780)
   From net realized gains                                                                      --                        --
                                                                             ---------------------    ----------------------
   Decrease in net assets from distributions to shareholders                                    --                (3,135,265)
                                                                             ---------------------    ----------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                                   994             1,373,179,267
   Net Asset Value of shares issued upon reinvestment of distributions                          --                 3,127,416
   Payments for shares redeemed                                                                 --            (1,403,295,609)
Class S:
   Proceeds from shares sold                                                            91,344,192                11,326,040
   Net Asset Value of shares issued upon reinvestment of distributions                          --                     2,069
   Payments for shares redeemed                                                        (10,114,492)               (4,015,069)
Class ADV:
   Proceeds from shares sold                                                                   994                 1,006,753
   Net Asset Value of shares issued upon reinvestment of distributions                          --                     5,780
   Payments for shares redeemed                                                                 --                  (514,022)
                                                                             ---------------------    ----------------------
Net increase (decrease) in net assets from fund share transactions                      81,231,688               (19,177,375)
                                                                             ---------------------    ----------------------
Net change in net assets                                                                96,499,132                65,227,819

NET ASSETS:
Beginning of year                                                                               --               282,556,834
                                                                             ---------------------    ----------------------
End of year                                                                  $          96,499,132    $          347,784,653
                                                                             =====================    ======================
End of period net assets includes undistributed net investment income        $             317,175    $            4,344,662
                                                                             =====================    ======================

See Notes to Financial Statements.

                                                                              ING JPMORGAN FLEMING      ING JPMORGAN MID
                                                                             INTERNATIONAL PORTOLIO    CAP VALUE PORTFOLIO
                                                                                   YEAR ENDED               YEAR ENDED
                                                                               DECEMBER 31, 2002        DECEMBER 31, 2003
                                                                             ----------------------    -------------------
FROM OPERATIONS:
Net investment income                                                        $            2,162,631    $           112,361
Net realized gain (loss) on investments, futures contracts, foreign
   currency and forward foreign currency exchange contracts                             (70,794,360)               466,670
Net change in unrealized gain or (loss) on investments, futures contracts,
   foreign currency and forward foreign currency exchange contracts                      16,019,182              3,843,123
                                                                             ----------------------    -------------------
Net increase (decrease) in net assets resulting from operations                         (52,612,547)             4,422,154
                                                                             ----------------------    -------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                            (1,928,052)               (67,151)
   From net realized gains                                                                       --               (112,659)
Class S:
   From net investment income                                                                   (79)               (43,820)
   From net realized gains                                                                       --               (111,287)
Class ADV:
   From net investment income                                                                  (229)                (1,665)
   From net realized gains                                                                       --                 (9,221)
                                                                             ----------------------    -------------------
   Decrease in net assets from distributions to shareholders                             (1,928,360)              (345,803)
                                                                             ----------------------    -------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                          1,452,017,194             16,344,995
   Net Asset Value of shares issued upon reinvestment of distributions                    1,928,052                179,810
   Payments for shares redeemed                                                      (1,487,349,970)            (2,298,299)
Class S:
   Proceeds from shares sold                                                                 10,758             10,748,414
   Net Asset Value of shares issued upon reinvestment of distributions                           79                155,107
   Payments for shares redeemed                                                                (261)            (2,950,921)
Class ADV:
   Proceeds from shares sold                                                                503,265              1,046,218
   Net Asset Value of shares issued upon reinvestment of distributions                          229                 10,886
   Payments for shares redeemed                                                             (24,081)              (239,842)
                                                                             ----------------------    -------------------
Net increase (decrease) in net assets from fund share transactions                      (32,914,735)            22,996,368
                                                                             ----------------------    -------------------
Net change in net assets                                                                (87,455,642)            27,072,719

NET ASSETS:
Beginning of year                                                                       370,012,476              7,314,961
                                                                             ----------------------    -------------------
End of year                                                                  $          282,556,834    $        34,387,680
                                                                             ======================    ===================
End of period net assets includes undistributed net investment income        $            3,135,261    $                --
                                                                             ======================    ===================

                                                                               ING JPMORGAN MID
                                                                             CAP VALUE PORTFOLIO        ING MFS CAPITAL
                                                                             FOR THE PERIOD FROM    OPPORTUNITIES PORTFOLIO
                                                                                MAY 1, 2002 TO             YEAR ENDED
                                                                              DECEMBER 31, 2002        DECEMBER 31, 2003
                                                                             -------------------    -----------------------
FROM OPERATIONS:
Net investment income                                                        $            14,448    $             1,044,262
Net realized gain (loss) on investments, futures contracts, foreign
   currency and forward foreign currency exchange contracts                             (207,874)                11,746,349
Net change in unrealized gain or (loss) on investments, futures contracts,
   foreign currency and forward foreign currency exchange contracts                     (158,437)                43,242,370
                                                                             -------------------    -----------------------
Net increase (decrease) in net assets resulting from operations                         (351,863)                56,032,981
                                                                             -------------------    -----------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                             (2,987)                  (449,694)
   From net realized gains                                                                    --                         --
Class S:
   From net investment income                                                            (10,849)                      (463)
   From net realized gains                                                                    --                         --
Class ADV:
   From net investment income                                                               (572)                      (105)
   From net realized gains                                                                    --                         --
                                                                             -------------------    -----------------------
   Decrease in net assets from distributions to shareholders                             (14,408)                  (450,262)
                                                                             -------------------    -----------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                           1,096,712                 34,380,926
   Net Asset Value of shares issued upon reinvestment of distributions                     2,987                    449,694
   Payments for shares redeemed                                                         (144,714)               (55,631,601)
Class S:
   Proceeds from shares sold                                                           6,714,734                    265,996
   Net Asset Value of shares issued upon reinvestment of distributions                    10,849                        463
   Payments for shares redeemed                                                         (335,325)                    (9,627)
Class ADV:
   Proceeds from shares sold                                                             350,606                    100,847
   Net Asset Value of shares issued upon reinvestment of distributions                       572                        105
   Payments for shares redeemed                                                          (15,189)                   (22,379)
                                                                             -------------------    -----------------------
Net increase (decrease) in net assets from fund share transactions                     7,681,232                (20,465,576)
                                                                             -------------------    -----------------------
Net change in net assets                                                               7,314,961                 35,117,143

NET ASSETS:
Beginning of year                                                                             --                212,973,951
                                                                             -------------------    -----------------------
End of year                                                                  $         7,314,961    $           248,091,094
                                                                             ===================    =======================
End of period net assets includes undistributed net investment income        $                40    $             1,045,689
                                                                             ===================    =======================

                                                                                 ING MFS CAPITAL
                                                                             OPPORTUNITIES PORTFOLIO
                                                                                   YEAR ENDED
                                                                                DECEMBER 31, 2002
                                                                             -----------------------
FROM OPERATIONS:
Net investment income                                                        $               515,408
Net realized gain (loss) on investments, futures contracts, foreign
   currency and forward foreign currency exchange contracts                             (117,681,706)
Net change in unrealized gain or (loss) on investments, futures contracts,
   foreign currency and forward foreign currency exchange contracts                       13,347,484
                                                                             -----------------------
Net increase (decrease) in net assets resulting from operations                         (103,818,814)
                                                                             -----------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                                     --
   From net realized gains                                                                        --
Class S:
   From net investment income                                                                     --
   From net realized gains                                                                        --
Class ADV:
   From net investment income                                                                     --
   From net realized gains                                                                        --
                                                                             -----------------------
   Decrease in net assets from distributions to shareholders                                      --
                                                                             -----------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                              17,307,868
   Net Asset Value of shares issued upon reinvestment of distributions                            --
   Payments for shares redeemed                                                          (51,877,497)
Class S:
   Proceeds from shares sold                                                                  85,736
   Net Asset Value of shares issued upon reinvestment of distributions                            --
   Payments for shares redeemed                                                                 (206)
Class ADV:
   Proceeds from shares sold                                                                  52,504
   Net Asset Value of shares issued upon reinvestment of distributions                            --
   Payments for shares redeemed                                                                  (22)
                                                                             -----------------------
Net increase (decrease) in net assets from fund share transactions                       (34,431,617)
                                                                             -----------------------
Net change in net assets                                                                (138,250,431)

NET ASSETS:
Beginning of year                                                                        351,224,382
                                                                             -----------------------
End of year                                                                  $           212,973,951
                                                                             =======================
End of period net assets includes undistributed net investment income        $               450,258
                                                                             =======================

                                              See Notes to Financial Statements.

                                                                              ING GOLDMAN SACHS(R)
                                                                             CORE EQUITY PORTFOLIO     ING JPMORGAN FLEMING
                                                                              FOR THE PERIOD FROM     INTERNATIONAL PORTOLIO
                                                                                 MAY 1, 2003 TO             YEAR ENDED
                                                                               DECEMBER 31, 2003         DECEMBER 31, 2003
                                                                             ---------------------    ----------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                                       100               165,999,304
   Number of shares issued upon reinvestment of distributions                                   --                   339,567
   Number of shares redeemed                                                                    --              (168,558,403)
                                                                             ---------------------    ----------------------
Net increase (decrease)                                                                        100                (2,219,532)
                                                                             =====================    ======================
Class S:
   Number of shares sold                                                                 8,675,121                 1,195,568
   Number of shares issued upon reinvestment of distributions                                   --                       225
   Number of shares redeemed                                                              (920,390)                 (428,833)
                                                                             ---------------------    ----------------------
Net increase                                                                             7,754,731                   766,960
                                                                             =====================    ======================
Class ADV:
   Number of shares sold                                                                       100                   111,887
   Number of shares issued upon reinvestment of distributions                                   --                       631
   Number of shares redeemed                                                                    --                   (58,298)
                                                                             ---------------------    ----------------------
Net increase                                                                                   100                    54,220
                                                                             =====================    ======================

See Notes to Financial Statements.

                                                                              ING JPMORGAN FLEMING      ING JPMORGAN MID
                                                                             INTERNATIONAL PORTOLIO    CAP VALUE PORTFOLIO
                                                                                   YEAR ENDED               YEAR ENDED
                                                                               DECEMBER 31, 2002        DECEMBER 31, 2003
                                                                             ----------------------    -------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                                162,978,491              1,491,708
   Number of shares issued upon reinvestment of distributions                               215,425                 15,072
   Number of shares redeemed                                                           (165,528,440)              (211,252)
                                                                             ----------------------    -------------------
Net increase (decrease)                                                                  (2,334,524)             1,295,528
                                                                             ======================    ===================
Class S:
   Number of shares sold                                                                      1,264                997,050
   Number of shares issued upon reinvestment of distributions                                     9                 13,012
   Number of shares redeemed                                                                    (39)              (286,132)
                                                                             ----------------------    -------------------
Net increase                                                                                  1,234                723,930
                                                                             ======================    ===================
Class ADV:
   Number of shares sold                                                                     61,649                100,144
   Number of shares issued upon reinvestment of distributions                                    26                    916
   Number of shares redeemed                                                                 (2,989)               (22,812)
                                                                             ----------------------    -------------------
Net increase                                                                                 58,686                 78,248
                                                                             ======================    ===================

                                                                               ING JPMORGAN MID
                                                                             CAP VALUE PORTFOLIO        ING MFS CAPITAL
                                                                             FOR THE PERIOD FROM    OPPORTUNITIES PORTFOLIO
                                                                                MAY 1, 2002 TO             YEAR ENDED
                                                                              DECEMBER 31, 2002        DECEMBER 31, 2003
                                                                             -------------------    -----------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                                 119,121                  1,650,858
   Number of shares issued upon reinvestment of distributions                                325                     20,376
   Number of shares redeemed                                                             (15,875)                (2,683,448)
                                                                             -------------------    -----------------------
Net increase (decrease)                                                                  103,571                 (1,012,214)
                                                                             ===================    =======================
Class S:
   Number of shares sold                                                                 688,115                     12,429
   Number of shares issued upon reinvestment of distributions                              1,179                         21
   Number of shares redeemed                                                             (36,532)                      (447)
                                                                             -------------------    -----------------------
Net increase                                                                             652,762                     12,003
                                                                             ===================    =======================
Class ADV:
   Number of shares sold                                                                  37,501                      4,785
   Number of shares issued upon reinvestment of distributions                                 63                          5
   Number of shares redeemed                                                              (1,627)                    (1,026)
                                                                             -------------------    -----------------------
Net increase                                                                              35,937                      3,764
                                                                             ===================    =======================

                                                                                 ING MFS CAPITAL
                                                                             OPPORTUNITIES PORTFOLIO
                                                                                   YEAR ENDED
                                                                                DECEMBER 31, 2002
                                                                             -----------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                                     743,164
   Number of shares issued upon reinvestment of distributions                                     --
   Number of shares redeemed                                                              (2,455,674)
                                                                             -----------------------
Net increase (decrease)                                                                   (1,712,510)
                                                                             =======================
Class S:
   Number of shares sold                                                                       3,844
   Number of shares issued upon reinvestment of distributions                                     --
   Number of shares redeemed                                                                     (10)
                                                                             -----------------------
Net increase                                                                                   3,834
                                                                             =======================
Class ADV:
   Number of shares sold                                                                       2,485
   Number of shares issued upon reinvestment of distributions                                     --
   Number of shares redeemed                                                                      (1)
                                                                             -----------------------
Net increase                                                                                   2,484
                                                                             =======================

                                              See Notes to Financial Statements.

                                                                                 ING MFS GLOBAL
                                                                               GROWTH PORTFOLIO
                                                                                   YEAR ENDED
                                                                               DECEMBER 31, 2003
                                                                               -----------------
FROM OPERATIONS:
Net investment income                                                          $          20,309
Net realized gain (loss) on investments                                                1,147,606
Net change in unrealized gain or (loss) on investments                                 2,250,563
                                                                               -----------------
Net increase (decrease) in net assets resulting from operations                        3,418,478
                                                                               -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                               (114)
   From net realized gains                                                                    --
Class S:
   From net investment income                                                                 --
   From net realized gains                                                                    --
Class ADV:
   From net investment income                                                                 --
   From net realized gains                                                                    --
                                                                               -----------------
   Decrease in net assets from distributions to shareholders                                (114)
                                                                               -----------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                          10,466,108
   Net Asset Value of shares issued upon reinvestment of distributions                       114
   Payments for shares redeemed                                                      (10,214,655)
Class S:
   Proceeds from shares sold                                                           3,826,884
   Net Asset Value of shares issued upon reinvestment of distributions                        --
   Payments for shares redeemed                                                       (1,181,028)
Class ADV:
   Proceeds from shares sold                                                             294,262
   Net Asset Value of shares issued upon reinvestment of distributions                        --
   Payments for shares redeemed                                                         (306,797)
                                                                               -----------------
Net increase (decrease) in net assets from fund share transactions                     2,884,888
                                                                               -----------------
Net change in net assets                                                               6,303,252

NET ASSETS:
Beginning of year                                                                      9,270,191
                                                                               -----------------
End of year                                                                    $      15,573,443
                                                                               =================
End of period net assets includes undistributed net investment income (loss)   $         (19,227)
                                                                               =================

See Notes to Financial Statements.

                                                                                 ING MFS GLOBAL
                                                                                GROWTH PORTFOLIO      ING MFS RESEARCH
                                                                               FOR THE PERIOD FROM    EQUITY PORTFOLIO
                                                                                  MAY 1, 2002 TO          YEAR ENDED
                                                                                DECEMBER 31, 2002     DECEMBER 31, 2003
                                                                               -------------------    -----------------
FROM OPERATIONS:
Net investment income                                                          $             3,991    $       2,083,623
Net realized gain (loss) on investments                                                 (1,107,106)           7,918,301
Net change in unrealized gain or (loss) on investments                                    (527,665)          46,183,719
                                                                               -------------------    -----------------
Net increase (decrease) in net assets resulting from operations                         (1,630,780)          56,185,643
                                                                               -------------------    -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                                   --           (1,489,081)
   From net realized gains                                                                      --                   --
Class S:
   From net investment income                                                                   --               (7,774)
   From net realized gains                                                                      --                   --
Class ADV:
   From net investment income                                                                   --                 (121)
   From net realized gains                                                                      --                   --
                                                                               -------------------    -----------------
   Decrease in net assets from distributions to shareholders                                    --           (1,496,976)
                                                                               -------------------    -----------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                               105,430            8,400,798
   Net Asset Value of shares issued upon reinvestment of distributions                          --            1,489,081
   Payments for shares redeemed                                                                 (7)         (44,976,234)
Class S:
   Proceeds from shares sold                                                            10,425,569            1,423,991
   Net Asset Value of shares issued upon reinvestment of distributions                          --                7,774
   Payments for shares redeemed                                                           (319,704)            (207,460)
Class ADV:
   Proceeds from shares sold                                                               709,475                1,817
   Net Asset Value of shares issued upon reinvestment of distributions                          --                  121
   Payments for shares redeemed                                                            (19,792)             (10,685)
                                                                               -------------------    -----------------
Net increase (decrease) in net assets from fund share transactions                      10,900,971          (33,870,797)
                                                                               -------------------    -----------------
Net change in net assets                                                                 9,270,191           20,817,870

NET ASSETS:
Beginning of year                                                                               --          245,327,777
                                                                               -------------------    -----------------
End of year                                                                    $         9,270,191    $     266,145,647
                                                                               ===================    =================
End of period net assets includes undistributed net investment income (loss)   $            (9,095)   $       2,059,305
                                                                               ===================    =================

                                                                               ING MFS RESEARCH      ING OPCAP BALANCED
                                                                               EQUITY PORTFOLIO        VALUE PORTFOLIO
                                                                                  YEAR ENDED             YEAR ENDED
                                                                               DECEMBER 31, 2002     DECEMBER 31, 2003
                                                                               -----------------     ------------------
FROM OPERATIONS:
Net investment income                                                          $       1,545,897     $        1,179,523
Net realized gain (loss) on investments                                              (75,299,829)             9,247,398
Net change in unrealized gain or (loss) on investments                               (18,077,854)            21,305,385
                                                                               -----------------     ------------------
Net increase (decrease) in net assets resulting from operations                      (91,831,786)            31,732,306
                                                                               -----------------     ------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                           (629,999)               (16,198)
   From net realized gains                                                                    --                     --
Class S:
   From net investment income                                                                (17)            (2,624,278)
   From net realized gains                                                                    --                     --
Class ADV:
   From net investment income                                                                (16)               (51,076)
   From net realized gains                                                                    --                     --
                                                                               -----------------     ------------------
   Decrease in net assets from distributions to shareholders                            (630,032)            (2,691,552)
                                                                               -----------------     ------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                           8,386,334              1,354,423
   Net Asset Value of shares issued upon reinvestment of distributions                   629,999                 16,198
   Payments for shares redeemed                                                      (56,204,524)              (647,812)
Class S:
   Proceeds from shares sold                                                                  --             23,428,877
   Net Asset Value of shares issued upon reinvestment of distributions                        17              2,624,278
   Payments for shares redeemed                                                               --            (16,506,272)
Class ADV:
   Proceeds from shares sold                                                              33,457                781,378
   Net Asset Value of shares issued upon reinvestment of distributions                        16                 51,076
   Payments for shares redeemed                                                               --               (431,113)
                                                                               -----------------     ------------------
Net increase (decrease) in net assets from fund share transactions                   (47,154,701)            10,671,033
                                                                               -----------------     ------------------
Net change in net assets                                                            (139,616,519)            39,711,787

NET ASSETS:
Beginning of year                                                                    384,944,296            104,571,554
                                                                               -----------------     ------------------
End of year                                                                    $     245,327,777     $      144,283,341
                                                                               =================     ==================
End of period net assets includes undistributed net investment income (loss)   $       1,496,452     $        1,489,878
                                                                               =================     ==================

                                                                               ING OPCAP BALANCED
                                                                               VALUE PORTFOLIO
                                                                                    YEAR ENDED
                                                                               DECEMBER 31, 2002
                                                                               ------------------
FROM OPERATIONS:
Net investment income                                                          $        2,433,427
Net realized gain (loss) on investments                                               (35,927,878)
Net change in unrealized gain or (loss) on investments                                   (523,754)
                                                                               ------------------
Net increase (decrease) in net assets resulting from operations                       (34,018,205)
                                                                               ------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                                 (11)
   From net realized gains                                                                   (256)
Class S:
   From net investment income                                                             (40,218)
   From net realized gains                                                             (1,485,588)
Class ADV:
   From net investment income                                                                (290)
   From net realized gains                                                                 (6,822)
                                                                               ------------------
   Decrease in net assets from distributions to shareholders                           (1,533,185)
                                                                               ------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                              184,938
   Net Asset Value of shares issued upon reinvestment of distributions                        267
   Payments for shares redeemed                                                              (629)
Class S:
   Proceeds from shares sold                                                           32,883,326
   Net Asset Value of shares issued upon reinvestment of distributions                  1,525,806
   Payments for shares redeemed                                                       (39,723,065)
Class ADV:
   Proceeds from shares sold                                                            2,105,994
   Net Asset Value of shares issued upon reinvestment of distributions                      7,112
   Payments for shares redeemed                                                          (187,228)
                                                                               ------------------
Net increase (decrease) in net assets from fund share transactions                     (3,203,479)
                                                                               ------------------
Net change in net assets                                                              (38,754,869)

NET ASSETS:
Beginning of year                                                                     143,326,423
                                                                               ------------------
End of year                                                                    $      104,571,554
                                                                               ==================
End of period net assets includes undistributed net investment income (loss)   $        2,691,551
                                                                               ==================

                                              See Notes to Financial Statements.

                                                                                 ING MFS GLOBAL
                                                                               GROWTH PORTFOLIO
                                                                                   YEAR ENDED
                                                                               DECEMBER 31, 2003
                                                                               -----------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                               1,123,577
   Number of shares issued upon reinvestment of distributions                                 10
   Number of shares redeemed                                                          (1,096,277)
                                                                               -----------------
Net increase (decrease)                                                                   27,310
                                                                               =================
Class S:
   Number of shares sold                                                                 401,897
   Number of shares issued upon reinvestment of distributions                                 --
   Number of shares redeemed                                                            (124,984)
                                                                               -----------------
Net increase (decrease)                                                                  276,913
                                                                               =================
Class ADV:
   Number of shares sold                                                                  32,219
   Number of shares issued upon reinvestment of distributions                                 --
   Number of shares redeemed                                                             (33,900)
                                                                               -----------------
Net increase (decrease)                                                                   (1,681)
                                                                               =================

See Notes to Financial Statements.

                                                                                 ING MFS GLOBAL
                                                                                GROWTH PORTFOLIO      ING MFS RESEARCH
                                                                               FOR THE PERIOD FROM    EQUITY PORTFOLIO
                                                                                  MAY 1, 2002 TO          YEAR ENDED
                                                                                DECEMBER 31, 2002     DECEMBER 31, 2003
                                                                               -------------------    -----------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                                    10,640            1,204,061
   Number of shares issued upon reinvestment of distributions                                   --              218,982
   Number of shares redeemed                                                                    (1)          (6,736,852)
                                                                               -------------------    -----------------
Net increase (decrease)                                                                     10,639           (5,313,809)
                                                                               ===================    =================
Class S:
   Number of shares sold                                                                 1,052,188              208,184
   Number of shares issued upon reinvestment of distributions                                   --                1,148
   Number of shares redeemed                                                               (37,191)             (30,125)
                                                                               -------------------    -----------------
Net increase (decrease)                                                                  1,014,997              179,207
                                                                               ===================    =================
Class ADV:
   Number of shares sold                                                                    81,750                  289
   Number of shares issued upon reinvestment of distributions                                   --                   18
   Number of shares redeemed                                                                (2,346)              (1,574)
                                                                               -------------------    -----------------
Net increase (decrease)                                                                     79,404               (1,267)
                                                                               ===================    =================

                                                                               ING MFS RESEARCH      ING OPCAP BALANCED
                                                                               EQUITY PORTFOLIO        VALUE PORTFOLIO
                                                                                  YEAR ENDED             YEAR ENDED
                                                                               DECEMBER 31, 2002     DECEMBER 31, 2003
                                                                               -----------------     ------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                               1,122,767               120,486
   Number of shares issued upon reinvestment of distributions                             97,072                 1,446
   Number of shares redeemed                                                          (8,285,710)              (55,903)
                                                                               -----------------     -----------------
Net increase (decrease)                                                               (7,065,871)               66,029
                                                                               =================     =================
Class S:
   Number of shares sold                                                                      --             2,081,006
   Number of shares issued upon reinvestment of distributions                                  3               234,520
   Number of shares redeemed                                                                  --            (1,532,003)
                                                                               -----------------     -----------------
Net increase (decrease)                                                                        3               783,523
                                                                               =================     =================
Class ADV:
   Number of shares sold                                                                   5,176                71,550
   Number of shares issued upon reinvestment of distributions                                  2                 4,593
   Number of shares redeemed                                                                  --               (40,593)
                                                                               -----------------     -----------------
Net increase (decrease)                                                                    5,178                35,550
                                                                               =================     =================

                                                                               ING OPCAP BALANCED
                                                                                VALUE PORTFOLIO
                                                                                   YEAR ENDED
                                                                               DECEMBER 31, 2002
                                                                               ------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                                   19,536
   Number of shares issued upon reinvestment of distributions                                  27
   Number of shares redeemed                                                                  (76)
                                                                               ------------------
Net increase (decrease)                                                                    19,487
                                                                               ==================
Class S:
   Number of shares sold                                                                2,799,670
   Number of shares issued upon reinvestment of distributions                             157,299
   Number of shares redeemed                                                           (3,866,390)
                                                                               ------------------
Net increase (decrease)                                                                  (909,421)
                                                                               ==================
Class ADV:
   Number of shares sold                                                                  199,902
   Number of shares issued upon reinvestment of distributions                                 734
   Number of shares redeemed                                                              (18,719)
                                                                               ------------------
Net increase (decrease)                                                                   181,917
                                                                               ==================

                                              See Notes to Financial Statements.

                                                                                                              ING PIMCO
                                                                                    ING PIMCO          TOTAL RETURN PORTFOLIO
                                                                             TOTAL RETURN PORTFOLIO     FOR THE PERIOD FROM
                                                                                   YEAR ENDED              MAY 1, 2002 TO
                                                                                DECEMBER 31, 2003         DECEMBER 31, 2002
                                                                             ----------------------    ----------------------
FROM OPERATIONS:
Net investment income (loss)                                                 $            1,677,871    $              429,607
Net realized gain (loss) on investments, futures contracts,
   swap contracts, options, foreign currency and forward
   foreign currency exchange contracts                                                    1,143,747                   957,872
Net change in unrealized gain or (loss) on investments, futures contracts, swap contracts, options and forward foreign
   currency exchange contracts                                                               93,477                   475,210
                                                                             ----------------------    ----------------------
Net increase (decrease) in net assets resulting from operations                           2,915,095                 1,862,689
                                                                             ----------------------    ----------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                            (1,268,672)                 (113,138)
   From net realized gains                                                                 (199,673)                  (76,376)
Class S:
   From net investment income                                                            (1,357,064)                 (354,928)
   From net realized gains                                                                 (282,271)                 (261,567)
Class ADV:
   From net investment income                                                              (261,621)                  (66,231)
   From net realized gains                                                                  (62,829)                  (48,604)
                                                                             ----------------------    ----------------------
   Decrease in net assets from distributions to shareholders                             (3,432,130)                 (920,844)
                                                                             ----------------------    ----------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                             40,942,437                 8,151,498
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                                        1,468,344                   189,514
   Payments for shares redeemed                                                          (6,083,500)                 (384,969)
Class S:
   Proceeds from shares sold                                                             45,838,275                32,464,227
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                                        1,639,335                   616,495
   Payments for shares redeemed                                                         (22,390,542)               (8,751,905)
Class ADV:
   Proceeds from shares sold                                                              8,285,450                 6,508,907
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                                          324,450                   114,835
   Payments for shares redeemed                                                          (3,050,425)               (1,757,685)
                                                                             ----------------------    ----------------------
Net increase (decrease) in net assets from fund share
   transactions                                                                          66,973,824                37,150,917
                                                                             ----------------------    ----------------------
Net change in net assets                                                                 66,456,789                38,092,762

NET ASSETS:
Beginning of year                                                                        38,092,762                        --
                                                                             ----------------------    ----------------------
End of year                                                                  $          104,549,551    $           38,092,762
                                                                             ======================    ======================
End of period net assets includes undistributed net investment
   income (loss)                                                             $           (1,120,151)   $               34,945
                                                                             ======================    ======================

                                                                             ING SALOMON BROTHERS
                                                                               AGGRESSIVE GROWTH
                                                                                   PORTFOLIO
                                                                                   YEAR ENDED
                                                                               DECEMBER 31, 2003
                                                                             --------------------
FROM OPERATIONS:
Net investment income (loss)                                                 $         (2,471,760)
Net realized gain (loss) on investments, futures contracts,
   swap contracts, options, foreign currency and forward
   foreign currency exchange contracts                                                 11,929,158
Net change in unrealized gain or (loss) on investments, futures contracts, swap contracts, options and forward foreign
   currency exchange contracts                                                        161,224,238
                                                                             --------------------
Net increase (decrease) in net assets resulting from operations                       170,681,636
                                                                             --------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                                  --
   From net realized gains                                                                     --
Class S:
   From net investment income                                                                  --
   From net realized gains                                                                     --
Class ADV:
   From net investment income                                                                  --
   From net realized gains                                                                     --
                                                                             --------------------
   Decrease in net assets from distributions to shareholders                                   --
                                                                             --------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                          117,897,618
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                                             --
   Payments for shares redeemed                                                      (129,470,504)
Class S:
   Proceeds from shares sold                                                           16,102,249
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                                             --
   Payments for shares redeemed                                                        (2,893,928)
Class ADV:
   Proceeds from shares sold                                                              526,561
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                                             --
   Payments for shares redeemed                                                          (228,491)
                                                                             --------------------
Net increase (decrease) in net assets from fund share
   transactions                                                                         1,933,505
                                                                             --------------------
Net change in net assets                                                              172,615,141

NET ASSETS:
Beginning of year                                                                     452,960,657
                                                                             --------------------
End of year                                                                  $        625,575,798
                                                                             ====================
End of period net assets includes undistributed net investment
   income (loss)                                                             $                 --
                                                                             ====================

See Notes to Financial Statements.

                                                                             ING SALOMON BROTHERS    ING SALOMON BROTHERS
                                                                              AGGRESSIVE GROWTH       FUNDAMENTAL VALUE
                                                                                  PORTFOLIO               PORTFOLIO
                                                                                  YEAR ENDED              YEAR ENDED
                                                                              DECEMBER 31, 2002       DECEMBER 31, 2003
                                                                             --------------------    --------------------
FROM OPERATIONS:
Net investment income (loss)                                                 $         (1,879,351)   $            (86,565)
Net realized gain (loss) on investments, futures contracts,
   swap contracts, options, foreign currency and forward
   foreign currency exchange contracts                                               (216,070,093)             (5,740,642)
Net change in unrealized gain or (loss) on investments, futures contracts, swap contracts, options and forward foreign
   currency exchange contracts                                                        (56,032,024)             21,332,957
                                                                             --------------------    --------------------
Net increase (decrease) in net assets resulting from operations                      (273,981,468)             15,505,750
                                                                             --------------------    --------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                                  --                 (24,293)
   From net realized gains                                                                     --                      --
Class S:
   From net investment income                                                                  --                (662,785)
   From net realized gains                                                                     --                      --
Class ADV:
   From net investment income                                                                  --                 (47,624)
   From net realized gains                                                                     --                      --
                                                                             --------------------    --------------------
   Decrease in net assets from distributions to shareholders                                   --                (734,702)
                                                                             --------------------    --------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                           84,442,560               1,934,773
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                                             --                  24,293
   Payments for shares redeemed                                                      (163,257,024)               (210,617)
Class S:
   Proceeds from shares sold                                                                   --              40,697,718
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                                             --                 662,785
   Payments for shares redeemed                                                                --             (33,717,369)
Class ADV:
   Proceeds from shares sold                                                              575,903               2,247,974
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                                             --                  47,624
   Payments for shares redeemed                                                           (33,750)               (329,318)
                                                                             --------------------    --------------------
Net increase (decrease) in net assets from fund share
   transactions                                                                       (78,272,311)             11,357,863
                                                                             --------------------    --------------------
Net change in net assets                                                             (352,253,779)             26,128,911

NET ASSETS:
Beginning of year                                                                     805,214,436              35,430,356
                                                                             --------------------    --------------------
End of year                                                                  $        452,960,657    $         61,559,267
                                                                             ====================    ====================
End of period net assets includes undistributed net investment
   income (loss)                                                             $                 --    $                 --
                                                                             ====================    ====================

                                                                             ING SALOMON BROTHERS    ING SALOMON BROTHERS
                                                                              FUNDAMENTAL VALUE         INVESTORS VALUE
                                                                                  PORTFOLIO                PORTFOLIO
                                                                                   YEAR ENDED              YEAR ENDED
                                                                              DECEMBER 31, 2002        DECEMBER 31, 2003
                                                                             --------------------    --------------------
FROM OPERATIONS:
Net investment income (loss)                                                 $            599,985    $            575,064
Net realized gain (loss) on investments, futures contracts,
   swap contracts, options, foreign currency and forward
   foreign currency exchange contracts                                                 (2,764,099)               (384,815)
Net change in unrealized gain or (loss) on investments, futures contracts, swap contracts, options and forward foreign
   currency exchange contracts                                                         (9,946,472)             16,475,142
                                                                             --------------------    --------------------
Net increase (decrease) in net assets resulting from operations                       (12,110,586)             16,665,391
                                                                             --------------------    --------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                                 (34)                 (4,362)
   From net realized gains                                                                   (349)                     --
Class S:
   From net investment income                                                             (20,282)               (319,190)
   From net realized gains                                                               (276,319)                     --
Class ADV:
   From net investment income                                                                (107)                (43,627)
   From net realized gains                                                                 (1,133)                     --
                                                                             --------------------    --------------------
   Decrease in net assets from distributions to shareholders                             (298,224)               (367,179)
                                                                             --------------------    --------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                               55,983               1,037,759
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                                            383                   4,362
   Payments for shares redeemed                                                              (605)               (117,646)
Class S:
   Proceeds from shares sold                                                           16,755,589              10,623,878
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                                        296,600                 319,190
   Payments for shares redeemed                                                       (10,204,030)             (8,309,162)
Class ADV:
   Proceeds from shares sold                                                              548,930               1,306,029
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                                          1,240                  43,627
   Payments for shares redeemed                                                            (5,013)               (846,783)
                                                                             --------------------    --------------------
Net increase (decrease) in net assets from fund share
   transactions                                                                         7,449,077               4,061,254
                                                                             --------------------    --------------------
Net change in net assets                                                               (4,959,733)             20,359,466

NET ASSETS:
Beginning of year                                                                      40,390,089              51,577,322
                                                                             --------------------    --------------------
End of year                                                                  $         35,430,356    $         71,936,788
                                                                             ====================    ====================
End of period net assets includes undistributed net investment
   income (loss)                                                             $            734,702    $            571,175
                                                                             ====================    ====================

                                                                             ING SALOMON BROTHERS
                                                                               INVESTORS VALUE
                                                                                  PORTFOLIO
                                                                                  YEAR ENDED
                                                                              DECEMBER 31, 2002
                                                                             --------------------
FROM OPERATIONS:
Net investment income (loss)                                                 $            367,178
Net realized gain (loss) on investments, futures contracts,
   swap contracts, options, foreign currency and forward
   foreign currency exchange contracts                                                 (4,031,206)
Net change in unrealized gain or (loss) on investments, futures contracts, swap contracts, options and forward foreign
   currency exchange contracts                                                        (10,262,322)
                                                                             --------------------
Net increase (decrease) in net assets resulting from operations                       (13,926,350)
                                                                             --------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                                  (5)
   From net realized gains                                                                    (11)
Class S:
   From net investment income                                                             (16,427)
   From net realized gains                                                                (51,482)
Class ADV:
   From net investment income                                                              (1,041)
   From net realized gains                                                                 (2,177)
                                                                             --------------------
   Decrease in net assets from distributions to shareholders                              (71,143)
                                                                             --------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                               27,458
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                                             16
   Payments for shares redeemed                                                              (175)
Class S:
   Proceeds from shares sold                                                           16,873,624
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                                         67,908
   Payments for shares redeemed                                                        (7,275,388)
Class ADV:
   Proceeds from shares sold                                                            7,307,336
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                                          3,218
   Payments for shares redeemed                                                        (1,864,637)
                                                                             --------------------
Net increase (decrease) in net assets from fund share
   transactions                                                                        15,139,360
                                                                             --------------------
Net change in net assets                                                                1,141,867

NET ASSETS:
Beginning of year                                                                      50,435,455
                                                                             --------------------
End of year                                                                  $         51,577,322
                                                                             ====================
End of period net assets includes undistributed net investment
   income (loss)                                                             $            367,177
                                                                             ====================

                                              See Notes to Financial Statements.

                                                                                                              ING PIMCO
                                                                                    ING PIMCO          TOTAL RETURN PORTFOLIO
                                                                             TOTAL RETURN PORTFOLIO     FOR THE PERIOD FROM
                                                                                   YEAR ENDED              MAY 1, 2002 TO
                                                                                DECEMBER 31, 2003         DECEMBER 31, 2002
                                                                             ----------------------    ----------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                                  3,806,901                   779,245
   Number of shares issued upon reinvestment of distributions                               138,352                    18,032
   Number of shares redeemed                                                               (563,643)                  (36,742)
                                                                             ----------------------    ----------------------
Net increase (decrease)                                                                   3,381,610                   760,535
                                                                             ======================    ======================
Class S:
   Number of shares sold                                                                  4,258,232                 3,155,811
   Number of shares issued upon reinvestment of distributions                               154,634                    58,658
   Number of shares redeemed                                                             (2,070,435)                 (826,498)
                                                                             ----------------------    ----------------------
Net increase                                                                              2,342,431                 2,387,971
                                                                             ======================    ======================
Class ADV:
   Number of shares sold                                                                    770,600                   619,537
   Number of shares issued upon reinvestment of distributions                                30,666                    10,947
   Number of shares redeemed                                                               (283,412)                 (166,986)
                                                                             ----------------------    ----------------------
Net increase                                                                                517,854                   463,498
                                                                             ======================    ======================

                                                                             ING SALOMON BROTHERS
                                                                               AGGRESSIVE GROWTH
                                                                                   PORTFOLIO
                                                                                   YEAR ENDED
                                                                               DECEMBER 31, 2003
                                                                             --------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                                3,738,285
   Number of shares issued upon reinvestment of distributions                                  --
   Number of shares redeemed                                                           (4,137,692)
                                                                             --------------------
Net increase (decrease)                                                                  (399,407)
                                                                             ====================
Class S:
   Number of shares sold                                                                  469,863
   Number of shares issued upon reinvestment of distributions                                  --
   Number of shares redeemed                                                              (84,488)
                                                                             --------------------
Net increase                                                                              385,375
                                                                             ====================
Class ADV:
   Number of shares sold                                                                   16,596
   Number of shares issued upon reinvestment of distributions                                  --
   Number of shares redeemed                                                               (7,114)
                                                                             --------------------
Net increase                                                                                9,482
                                                                             ====================

See Notes to Financial Statements.

                                                                             ING SALOMON BROTHERS    ING SALOMON BROTHERS
                                                                              AGGRESSIVE GROWTH       FUNDAMENTAL VALUE
                                                                                  PORTFOLIO               PORTFOLIO
                                                                                  YEAR ENDED              YEAR ENDED
                                                                              DECEMBER 31, 2002       DECEMBER 31, 2003
                                                                             --------------------    --------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                                2,363,623                 133,660
   Number of shares issued upon reinvestment of distributions                                  --                   1,658
   Number of shares redeemed                                                           (4,963,705)                (14,170)
                                                                             --------------------    --------------------
Net increase (decrease)                                                                (2,600,082)                121,148
                                                                             ====================    ====================
Class S:
   Number of shares sold                                                                       --               2,808,024
   Number of shares issued upon reinvestment of distributions                                  --                  45,334
   Number of shares redeemed                                                                   --              (2,377,209)
                                                                             --------------------    --------------------
Net increase                                                                                   --                 476,149
                                                                             ====================    ====================
Class ADV:
   Number of shares sold                                                                   19,627                 175,777
   Number of shares issued upon reinvestment of distributions                                  --                   3,278
   Number of shares redeemed                                                               (1,237)                (23,601)
                                                                             --------------------    --------------------
Net increase                                                                               18,390                 155,454
                                                                             ====================    ====================

                                                                             ING SALOMON BROTHERS    ING SALOMON BROTHERS
                                                                              FUNDAMENTAL VALUE         INVESTORS VALUE
                                                                                  PORTFOLIO                PORTFOLIO
                                                                                   YEAR ENDED              YEAR ENDED
                                                                              DECEMBER 31, 2002        DECEMBER 31, 2003
                                                                             --------------------    --------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                                    4,587                  89,409
   Number of shares issued upon reinvestment of distributions                                  31                     381
   Number of shares redeemed                                                                  (58)                (10,600)
                                                                             --------------------    --------------------
Net increase (decrease)                                                                     4,560                  79,190
                                                                             ====================    ====================
Class S:
   Number of shares sold                                                                1,125,746                 952,148
   Number of shares issued upon reinvestment of distributions                              24,192                  27,975
   Number of shares redeemed                                                             (761,557)               (748,553)
                                                                             --------------------    --------------------
Net increase                                                                              388,381                 231,570
                                                                             ====================    ====================
Class ADV:
   Number of shares sold                                                                   44,504                 121,632
   Number of shares issued upon reinvestment of distributions                                 102                   3,847
   Number of shares redeemed                                                                 (429)                (82,788)
                                                                             --------------------    --------------------
Net increase                                                                               44,177                  42,691
                                                                             ====================    ====================

                                                                             ING SALOMON BROTHERS
                                                                               INVESTORS VALUE
                                                                                  PORTFOLIO
                                                                                  YEAR ENDED
                                                                              DECEMBER 31, 2002
                                                                             --------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                                    2,754
   Number of shares issued upon reinvestment of distributions                                   2
   Number of shares redeemed                                                                  (21)
                                                                             --------------------
Net increase (decrease)                                                                     2,735
                                                                             ====================
Class S:
   Number of shares sold                                                                1,420,794
   Number of shares issued upon reinvestment of distributions                               6,504
   Number of shares redeemed                                                             (674,241)
                                                                             --------------------
Net increase                                                                              753,057
                                                                             ====================
Class ADV:
   Number of shares sold                                                                  716,380
   Number of shares issued upon reinvestment of distributions                                 309
   Number of shares redeemed                                                             (192,763)
                                                                             --------------------
Net increase                                                                              523,926
                                                                             ====================

                                              See Notes to Financial Statements.

                                                                                ING T. ROWE PRICE
                                                                             GROWTH EQUITY PORTFOLIO
                                                                                    YEAR ENDED
                                                                                DECEMBER 31, 2003
                                                                             -----------------------
FROM OPERATIONS:
Net investment income                                                        $             1,470,559
Net realized gain (loss) on investments                                                   (7,268,044)
Net change in unrealized gain or (loss) on investments                                   160,446,928
                                                                             -----------------------
Net increase (decrease) in net assets resulting from operations                          154,649,443
                                                                             -----------------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                               (847,372)
   From net realized gains                                                                        --
Class S:
   From net investment income                                                                 (7,316)
   From net realized gains                                                                        --
Class ADV:
   From net investment income                                                                (57,056)
   From net realized gains                                                                        --
                                                                             -----------------------
   Decrease in net assets from distributions to shareholders                                (911,744)
                                                                             -----------------------
FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                             120,031,861
   Net Asset Value of shares issued upon reinvestment of distributions                       847,372
   Payments for shares redeemed                                                          (23,951,824)
Class S:
   Proceeds from shares sold                                                               5,939,735
   Net Asset Value of shares issued upon reinvestment of distributions                         7,316
   Payments for shares redeemed                                                             (586,366)
Class ADV:
   Proceeds from shares sold                                                              41,935,518
   Net Asset Value of shares issued upon reinvestment of distributions                        57,056
   Payments for shares redeemed                                                           (4,394,273)
                                                                             -----------------------
Net increase (decrease) in net assets from fund share transactions                       139,886,395
                                                                             -----------------------
Net change in net assets                                                                 293,624,094

NET ASSETS:
Beginning of year                                                                        444,764,366
End of year                                                                  $           738,388,460
                                                                             =======================
End of period net assets includes undistributed net investment income        $             1,275,809
                                                                             =======================

See Notes to Financial Statements.

                                                                                ING T. ROWE PRICE       ING UBS TACTICAL ASSET
                                                                             GROWTH EQUITY PORTFOLIO     ALLOCATION PORTFOLIO
                                                                                    YEAR ENDED                YEAR ENDED
                                                                                DECEMBER 31, 2002         DECEMBER 31, 2003
                                                                             -----------------------    ----------------------
FROM OPERATIONS:
Net investment income                                                        $             1,061,399    $               84,572
Net realized gain (loss) on investments                                                  (41,031,687)                 (532,736)
Net change in unrealized gain or (loss) on investments                                   (99,535,024)                4,739,688
                                                                             -----------------------    ----------------------
Net increase (decrease) in net assets resulting from operations                         (139,505,312)                4,291,524
                                                                             -----------------------    ----------------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                               (971,694)                  (10,684)
   From net realized gains                                                                        --                        --
Class S:
   From net investment income                                                                 (1,529)                  (34,991)
   From net realized gains                                                                        --                        --
Class ADV:
   From net investment income                                                                (17,812)                     (311)
   From net realized gains                                                                        --                        --
                                                                             -----------------------    ----------------------
   Decrease in net assets from distributions to shareholders                                (991,035)                  (45,986)
                                                                             -----------------------    ----------------------
FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                              28,084,289                 1,283,287
   Net Asset Value of shares issued upon reinvestment of distributions                       971,694                    10,684
   Payments for shares redeemed                                                          (52,571,247)                 (291,541)
Class S:
   Proceeds from shares sold                                                               1,895,463                 3,407,569
   Net Asset Value of shares issued upon reinvestment of distributions                         1,529                    34,991
   Payments for shares redeemed                                                             (229,427)               (3,103,901)
Class ADV:
   Proceeds from shares sold                                                              15,501,984                   105,551
   Net Asset Value of shares issued upon reinvestment of distributions                        17,812                       311
   Payments for shares redeemed                                                           (1,310,698)                  (28,923)
                                                                             -----------------------    ----------------------
Net increase (decrease) in net assets from fund share transactions                        (7,638,601)                1,418,028
                                                                             -----------------------    ----------------------
Net change in net assets                                                                (148,134,948)                5,663,566

NET ASSETS:
Beginning of year                                                                        592,899,314                15,085,580
End of year                                                                  $           444,764,366    $           20,749,146
                                                                             =======================    ======================
End of period net assets includes undistributed net investment income        $               911,739    $               83,384
                                                                             =======================    ======================

                                                                             ING UBS TACTICAL ASSET       ING VAN KAMPEN
                                                                              ALLOCATION PORTFOLIO      COMSTOCK PORTFOLIO
                                                                                   YEAR ENDED               YEAR ENDED
                                                                               DECEMBER 31, 2002         DECEMBER 31, 2003
                                                                             ----------------------    --------------------
FROM OPERATIONS:
Net investment income                                                        $               45,897    $          1,038,937
Net realized gain (loss) on investments                                                    (603,941)              4,504,384
Net change in unrealized gain or (loss) on investments                                   (3,652,964)             25,433,748
                                                                             ----------------------    --------------------
Net increase (decrease) in net assets resulting from operations                          (4,211,008)             30,977,069
                                                                             ----------------------    --------------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                                  (111)               (231,578)
   From net realized gains                                                                   (1,384)               (534,864)
Class S:
   From net investment income                                                                   (38)               (780,234)
   From net realized gains                                                                  (26,354)             (2,223,430)
Class ADV:
   From net investment income                                                                    --                 (29,518)
   From net realized gains                                                                      (28)               (137,607)
                                                                             ----------------------    --------------------
   Decrease in net assets from distributions to shareholders                                (27,915)             (3,937,231)
                                                                             ----------------------    --------------------
FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                              1,644,086              29,355,364
   Net Asset Value of shares issued upon reinvestment of distributions                        1,495                 766,442
   Payments for shares redeemed                                                            (215,296)             (5,026,881)
Class S:
   Proceeds from shares sold                                                              7,356,070             107,780,489
   Net Asset Value of shares issued upon reinvestment of distributions                       26,392               3,003,664
   Payments for shares redeemed                                                          (3,186,060)             (5,323,153)
Class ADV:
   Proceeds from shares sold                                                                 28,894               4,025,746
   Net Asset Value of shares issued upon reinvestment of distributions                           28                 167,125
   Payments for shares redeemed                                                             (11,267)               (894,503)
                                                                             ----------------------    --------------------
Net increase (decrease) in net assets from fund share transactions                        5,644,342             133,854,293
                                                                             ----------------------    --------------------
Net change in net assets                                                                  1,405,419             160,894,131

NET ASSETS:
Beginning of year                                                                        13,680,161              20,295,811
End of year                                                                  $           15,085,580    $        181,189,942
                                                                             ======================    ====================
End of period net assets includes undistributed net investment income        $               45,986    $                 --
                                                                             ======================    ====================

                                                                                ING VAN KAMPEN
                                                                              COMSTOCK PORTFOLIO
                                                                             FOR THE PERIOD FROM
                                                                                MAY 1, 2002 TO
                                                                              DECEMBER 31, 2002
                                                                             --------------------
FROM OPERATIONS:
Net investment income                                                        $             98,486
Net realized gain (loss) on investments                                                  (795,656)
Net change in unrealized gain or (loss) on investments                                   (492,080)
                                                                             --------------------
Net increase (decrease) in net assets resulting from operations                        (1,189,250)
                                                                             --------------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                             (21,669)
   From net realized gains                                                                     --
Class S:
   From net investment income                                                             (55,887)
   From net realized gains                                                                     --
Class ADV:
   From net investment income                                                             (19,297)
   From net realized gains                                                                     --
                                                                             --------------------
   Decrease in net assets from distributions to shareholders                              (96,853)
                                                                             --------------------
FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                            4,468,610
   Net Asset Value of shares issued upon reinvestment of distributions                     21,669
   Payments for shares redeemed                                                          (618,044)
Class S:
   Proceeds from shares sold                                                           15,946,471
   Net Asset Value of shares issued upon reinvestment of distributions                     55,887
   Payments for shares redeemed                                                        (2,087,364)
Class ADV:
   Proceeds from shares sold                                                            3,813,727
   Net Asset Value of shares issued upon reinvestment of distributions                     19,297
   Payments for shares redeemed                                                           (38,339)
                                                                             --------------------
Net increase (decrease) in net assets from fund share transactions                     21,581,914
                                                                             --------------------
Net change in net assets                                                               20,295,811

NET ASSETS:
Beginning of year                                                                              --
End of year                                                                  $         20,295,811
                                                                             ====================
End of period net assets includes undistributed net investment income        $              1,633
                                                                             ====================

                                              See Notes to Financial Statements.

                                                                                ING T. ROWE PRICE
                                                                             GROWTH EQUITY PORTFOLIO
                                                                                    YEAR ENDED
                                                                                DECEMBER 31, 2003
                                                                             -----------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                                   2,994,656
   Number of shares issued upon reinvestment of distributions                                 20,876
   Number of shares redeemed                                                                (628,996)
                                                                             -----------------------
Net increase (decrease)                                                                    2,386,536
                                                                             =======================
Class S:
   Number of shares sold                                                                     152,771
   Number of shares issued upon reinvestment of distributions                                    181
   Number of shares redeemed                                                                 (14,303)
                                                                             -----------------------
Net increase                                                                                 138,649
                                                                             =======================
Class ADV:
   Number of shares sold                                                                   1,054,548
   Number of shares issued upon reinvestment of distributions                                  1,417
   Number of shares redeemed                                                                (109,656)
                                                                             -----------------------
Net increase                                                                                 946,309
                                                                             =======================

See Notes to Financial Statements.

                                                                                ING T. ROWE PRICE       ING UBS TACTICAL ASSET
                                                                             GROWTH EQUITY PORTFOLIO     ALLOCATION PORTFOLIO
                                                                                    YEAR ENDED                YEAR ENDED
                                                                                DECEMBER 31, 2002         DECEMBER 31, 2003
                                                                             -----------------------    ----------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                                     711,558                    47,882
   Number of shares issued upon reinvestment of distributions                                 26,419                       395
   Number of shares redeemed                                                              (1,433,961)                  (10,854)
                                                                             -----------------------    ----------------------
Net increase (decrease)                                                                     (695,984)                   37,423
                                                                             =======================    ======================
Class S:
   Number of shares sold                                                                      50,873                   129,797
   Number of shares issued upon reinvestment of distributions                                     42                     1,296
   Number of shares redeemed                                                                  (6,898)                 (118,012)
                                                                             -----------------------    ----------------------
Net increase                                                                                  44,017                    13,081
                                                                             =======================    ======================
Class ADV:
   Number of shares sold                                                                     430,134                     4,212
   Number of shares issued upon reinvestment of distributions                                    486                        12
   Number of shares redeemed                                                                 (36,643)                   (1,079)
                                                                             -----------------------    ----------------------
Net increase                                                                                 393,977                     3,145
                                                                             =======================    ======================

                                                                             ING UBS TACTICAL ASSET       ING VAN KAMPEN
                                                                              ALLOCATION PORTFOLIO      COMSTOCK PORTFOLIO
                                                                                   YEAR ENDED               YEAR ENDED
                                                                               DECEMBER 31, 2002         DECEMBER 31, 2003
                                                                             ----------------------    --------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                                     66,225               3,142,223
   Number of shares issued upon reinvestment of distributions                                    58                  72,377
   Number of shares redeemed                                                                 (9,052)               (526,933)
                                                                             ----------------------    --------------------
Net increase (decrease)                                                                      57,231               2,687,667
                                                                             ======================    ====================
Class S:
   Number of shares sold                                                                    253,408              11,921,910
   Number of shares issued upon reinvestment of distributions                                 1,034                 284,181
   Number of shares redeemed                                                               (120,064)               (575,621)
                                                                             ----------------------    --------------------
Net increase                                                                                134,378              11,630,470
                                                                             ======================    ====================
Class ADV:
   Number of shares sold                                                                      1,039                 449,443
   Number of shares issued upon reinvestment of distributions                                     1                  15,858
   Number of shares redeemed                                                                   (420)                (98,913)
                                                                             ----------------------    --------------------
Net increase                                                                                    620                 366,388
                                                                             ======================    ====================

                                                                                ING VAN KAMPEN
                                                                              COMSTOCK PORTFOLIO
                                                                             FOR THE PERIOD FROM
                                                                                MAY 1, 2002 TO
                                                                              DECEMBER 31, 2002
                                                                             --------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                                  543,895
   Number of shares issued upon reinvestment of distributions                               2,601
   Number of shares redeemed                                                              (82,256)
                                                                             --------------------
Net increase (decrease)                                                                   464,240
                                                                             ====================
Class S:
   Number of shares sold                                                                1,769,109
   Number of shares issued upon reinvestment of distributions                               6,709
   Number of shares redeemed                                                             (250,592)
                                                                             --------------------
Net increase                                                                            1,525,226
                                                                             ====================
Class ADV:
   Number of shares sold                                                                  446,869
   Number of shares issued upon reinvestment of distributions                               2,322
   Number of shares redeemed                                                               (4,616)
                                                                             --------------------
Net increase                                                                              444,575
                                                                             ====================

                                              See Notes to Financial Statements.

ING PARTNERS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003

1. ORGANIZATION

ING Life Insurance and Annuity Company ("ILIAC") created ING Partners, Inc. (the "Fund") to serve as an investment option underlying variable insurance products offered by ILIAC and its insurance company affiliates. The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Fund to offer separate series ("Portfolios"), each of which has its own investment objective, policies and restrictions.

The Fund currently consists of eighteen diversified Portfolios and three non-diversified Portfolios: ING Alger Aggressive Growth Portfolio ("ING Alger Aggressive Growth"); ING Alger Capital Appreciation Portfolio ("ING Alger Capital Appreciation); ING Alger Growth Portfolio ("ING Alger Growth"); ING American Century Small Cap Value Portfolio ("ING American Century Small Cap Value"); ING Baron Small Cap Growth Portfolio ("ING Baron Small Cap Growth"); ING DSI Enhanced Index Portfolio ("ING DSI Enhanced Index"); ING Goldman Sachs(R) Capital Growth Portfolio ("ING Goldman Sachs(R) Capital Growth"); ING Goldman Sachs(R) Core Equity Portfolio ("ING Goldman Sachs(R) Core Equity"); ING JPMorgan Fleming International Portfolio ("ING JPMorgan Fleming International"); ING JPMorgan Mid Cap Value Portfolio ("ING JPMorgan Mid Cap Value"); ING MFS Capital Opportunities Portfolio ("ING MFS Capital Opportunities"); ING MFS Global Growth Portfolio ("ING MFS Global Growth"); ING MFS Research Equity Portfolio (formerly ING MFS Research Portfolio) ("ING MFS Research Equity"); ING OpCap Balanced Value Portfolio ("ING OpCap Balanced Value"); ING PIMCO Total Return Portfolio ("ING PIMCO Total Return"); ING Salomon Brothers Aggressive Growth Portfolio ("ING Salomon Brothers Aggressive Growth"); ING Salomon Brothers Fundamental Value Portfolio ("ING Salomon Brothers Fundamental Value") (formerly ING Salomon Brothers Capital Portfolio); ING Salomon Brothers Investors Value Portfolio ("ING Salomon Brothers Investors Value"); ING T. Rowe Price Growth Equity Portfolio ("ING T. Rowe Price Growth Equity"); ING UBS Tactical Asset Allocation Portfolio ("ING UBS Tactical Asset Allocation") and ING Van Kampen Comstock Portfolio ("ING Van Kampen Comstock").

ING JPMorgan Mid Cap Value, ING MFS Global Growth and ING Salomon Brothers Fundamental Value are classified as "non-diversified" portfolios under the 1940 Act.

ING Financial Advisers, LLC ("IFA") serves as the principal underwriter to each Portfolio. ILIAC serves as the Investment Adviser to each Portfolio. Fred Alger Management, Inc. ("Alger") serves as sub-adviser to ING Alger Aggressive Growth, ING Alger Capital Appreciation and ING Alger Growth. American Century Investment Management, Inc. ("American Century") serves as sub-adviser to ING American Century Small Cap Value. BAMCO, Inc. ("BAMCO") serves as sub-adviser to ING Baron Small Cap Growth. DSI International Management, Inc. ("DSI") serves as sub-adviser to ING DSI Enhanced Index. Goldman Sachs Asset Management, L.P. ("Goldman Sachs") serves as sub-adviser to ING Goldman Sachs(R) Capital Growth and ING Goldman Sachs(R) Core Equity. J.P. Morgan Investment Management Inc. (formerly Robert Fleming, Inc., a subsidiary of J.P. Morgan Chase & Co.) ("J.P. Morgan") serves as sub-adviser to ING JPMorgan Fleming International and ING JPMorgan Mid Cap Value. Massachusetts Financial Services Company ("MFS") serves as sub-adviser to ING MFS Capital Opportunities, ING MFS Global Growth and ING MFS Research Equity. OpCap Advisors LLC ("OpCap") serves as sub-adviser to ING OpCap Balanced Value. Pacific Investment Management Company LLC ("PIMCO") serves as sub-adviser to ING PIMCO Total Return. Salomon Brothers Asset Management Inc. ("Salomon Brothers") serves as sub-adviser to ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value and ING Salomon Brothers Investors Value. T. Rowe Price Associates, Inc. ("T. Rowe") serves as sub-adviser to ING T. Rowe Price Growth Equity. UBS Global Asset Management (US) Inc. ("UBS") serves as sub-adviser to ING UBS Tactical Asset Allocation. Morgan Stanley Investment Management Inc. d/b/a Van Kampen ("Van Kampen") serves as sub-adviser to ING Van Kampen Comstock.

The Fund offers three classes of shares, referred to as Initial Class (Class "I"), Service Class (Class "S") and Adviser Class (Class "ADV").

The Initial Class of shares for ING MFS Capital Opportunities, ING MFS Research Equity, ING JPMorgan Fleming International, ING Salomon Brothers Aggressive Growth, and ING T. Rowe Price Growth Equity were first made available to the public on November 28, 1997. The Service and Adviser share classes of each of these Portfolios were first made available to the public on December 10, 2001.

Each share class of the ING Alger Aggressive Growth, ING Alger Growth, ING DSI Enhanced Index, ING Goldman Sachs(R) Capital Growth, ING OpCap Balanced Value, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Investors Value and ING UBS Tactical Asset Allocation were first made available on December 10, 2001. Each share class of ING American Century Small Cap Value, ING Baron Small Cap Growth, ING JPMorgan Mid Cap Value, ING MFS Global Growth,

ING PIMCO Total Return, ING Van Kampen Comstock were first made available on May 1, 2002. Finally, each share class of ING Alger Capital Appreciation and ING Goldman Sachs(R) Core Equity were first made available on May 1, 2003.

Each share class represents interests in the same portfolio of investments of the particular Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, the designation of each class of shares of a Portfolio, and any different shareholder services relating to a class of shares. Initial Class shares are intended for distribution networks including non-qualified annuity and life insurance contracts and qualified retirement plans offered through an annuity contract, as well as qualified retirement plans offered through a custodial account where the sale is made on a direct basis without the involvement of a financial intermediary or where the qualified retirement plan has assets of $50 million or more. Service and Adviser Classes of shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Shareholders of the Initial Class shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Initial Class shares of other Portfolios that offer Initial Class shares. Shareholders of the Adviser Class shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Adviser Class shares of other Portfolios that offer Adviser Class shares. Shareholders of the Adviser Class shares continue to be subject to the Rule 12b-1 Plan fee applicable to Adviser class shares after the exchange. Shareholders of Service Class shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Service Class shares of other Portfolios that offer Service Class shares.

Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans outside the separate account context, and to certain investment advisers and their affiliates.

The following is a brief description of each Portfolio's investment objective:

   -  ING Alger Aggressive Growth seeks long-term capital appreciation;

   -  ING Alger Capital Appreciation seeks long-term capital appreciation;

   -  ING Alger Growth seeks long-term capital appreciation;

   - ING American Century Small Cap Value seeks long-term growth of capital. Income is a secondary objective;

   -  ING Baron Small Cap Growth seeks capital appreciation;

   - ING DSI Enhanced Index seeks to provide higher total return over the long term than the S&P 500 Index;

   - ING Goldman Sachs(R) Capital Growth seeks to provide long-term growth of capital;

   - ING Goldman Sachs(R) Core Equity seeks long-term growth of capital and dividend income;

   - ING JPMorgan Fleming International seeks to provide long-term growth of capital;

   -  ING JPMorgan Mid Cap Value seeks growth from capital appreciation;

   -  ING MFS Capital Opportunities seeks capital appreciation;

   -  ING MFS Global Growth seeks capital appreciation;

   - ING MFS Research Equity seeks long-term growth of capital and future income;

   - ING OpCap Balanced Value seeks capital growth and, secondarily, investment income;

   - ING PIMCO Total Return seeks maximum total return, consistent with capital preservation and prudent investment management;

   - ING Salomon Brothers Aggressive Growth seeks to provide long-term growth of capital;

   -  ING Salomon Brothers Fundamental Value seeks capital appreciation;

   - ING Salomon Brothers Investors Value seeks long-term capital growth and, secondarily, current income;

   - ING T. Rowe Price Growth Equity seeks long-term capital growth and, secondarily, dividend income;

   - ING UBS Tactical Asset Allocation seeks total return that consists of long-term capital appreciation and current income; and

   -  ING Van Kampen Comstock seeks capital growth and income.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. VALUATION OF INVESTMENTS

The accompanying financial statements of the Portfolios have been prepared in accordance with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

Securities of the Portfolios are generally valued by independent pricing services. The values for equity securities traded on registered securities exchanges are based on the last sale price or, if there has been no sale that day, on the mean of the last bid and asked price on the exchange ("Calculated Mean") where the security is principally traded. Securities traded over-the-counter are valued at the NASDAQ Official Closing Price or at the Calculated Mean if there has been no sale that day. If there are no such bid and asked quotations, the value shall be taken to be the most recent bid quotation on that valuation day. Short-term debt securities that have a maturity date of less than sixty days are valued at amortized cost, which approximates market value. Short-term debt securities that have a maturity date of more than sixty days generally will be valued at the last sale price reported by the Authorized Pricing Service on the valuation day. Foreign issued securities are valued at fair value in accordance with the Fund's valuation procedures. The Board may authorize the use of one or more research services to assist with the determination of the fair value of foreign securities in connection with significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. The Pricing Committee is not obligated to use the fair valuations suggested by any research service, and valuations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate.

Options are valued at their most recent sale price or, if no sales are reported, the mean of the last bid and asked price.

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange quoted as of 4:00 p.m. London Time. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective date of the transactions.

B. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for on trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

C. FEDERAL INCOME TAXES

The Portfolios' policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to their shareholders. Therefore, no federal income tax provision is required.

D. DISTRIBUTIONS

Distributions from net investment income are based on taxable net income. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, investments in certain foreign issuers that derive a majority of their income from passive investments (e.g., interest or dividends) and deferred losses on wash sales.

E. OPTION CONTRACTS

Each Portfolio (except ING Alger Growth, ING Alger Aggressive Growth and ING Baron Small Cap Growth) may purchase and write (sell) call and put options on securities. A Portfolio may sell options on securities for the purpose of increasing its return on such securities and/or to protect the value of its Portfolio. ING MFS Capital Opportunities may write or sell calls on securities only if the calls are covered.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded.

The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written.

The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

F. FUTURES CONTRACTS

Each Portfolio (except ING Alger Growth, ING Alger Aggressive Growth and ING Baron Small Cap) may enter into stock index futures contracts, including futures contracts related to stock indices and interest rates among others. ING Goldman Sachs(R) Core Equity may enter into futures transactions only with respect to the S&P 500 Index. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes may be used to attempt to protect a Portfolio's current or intended stock investments from broad fluctuations in stock prices, to act as a substitute for an underlying investment, or to enhance yield ("speculation").

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Portfolios sell futures contracts as a hedge against declines in the value of portfolio securities. The Portfolios may purchase futures contracts to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities. The risks associated with futures contracts may arise from an imperfect correlation between the change in market value of securities held by the portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

Upon entering into a futures contract, a Portfolio is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolio equal to the daily fluctuations in the market value of the contract. The amounts are recorded by the Portfolio as unrealized gain/loss.

The amounts at risk under such futures contracts may exceed the amounts reflected in the financial statements. For federal income tax purposes, any futures contracts which remain open at fiscal year end are marked-to-market and the resulting net gain or loss is reported to shareholders as federal taxable income.

When a contract is closed, the Portfolio records a realized gain or loss within the statement of operations, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts held by the Portfolios are closed prior to expiration.

G. FOREIGN CURRENCY

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Each Portfolio (except ING JPMorgan Mid Cap Value) may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios may use forward foreign currency exchange contracts to hedge certain foreign currency assets or liabilities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in Note 5 of the Notes to Financial Statements. For federal income tax purposes, forward foreign currency exchange contracts which remain open at fiscal year end are marked-to-market and the resulting net gain or loss is reported to shareholders as federal taxable income.

I. ILLIQUID AND RESTRICTED SECURITIES

Each Portfolio may purchase illiquid securities. Illiquid securities are securities that are not readily marketable. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. UBS Tactical Asset Allocation may invest up to 10% of their net assets in illiquid securities. All other Portfolios may invest up to 15% of their net assets in illiquid securities. Each Portfolio (except ING Goldman Sachs(R) Capital Growth) may also invest in restricted securities not registered under the Securities Act of 1933 (the "1933 Act"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

Illiquid and restricted securities are stated at fair value pursuant to procedures approved by the Board of Directors.

J. DELAYED DELIVERY TRANSACTIONS

Each Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Portfolios purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. A Portfolio will segregate assets at its custodian (or earmark on its records) in an amount equal to the market value of securities purchased on a when-issued or delayed delivery basis. ING Baron Small Cap Growth will limit its investment in when-issued securities to 5% of the Portfolios total assets.

K. SWAP CONTRACTS

Among the transactions into which ING Baron Small Cap Growth, ING PIMCO Total Return, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Investors Value, ING JPMorgan Fleming International and ING Van Kampen Comstock may enter are interest rate, currency, credit default and index swaps. A Portfolio may also enter into options on swap agreements ("swap options"). The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as hedges and not as speculative investments. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. A Portfolio may enter into a credit default swap contract for investments purposes. Swap Agreements are generally valued at market value. In the case of a credit default swap sold by the Portfolio (i.e., where the Portfolio is selling a credit default protection), however, the Portfolio will generally value the swap at its notional amount.

L. REPURCHASE AGREEMENTS

Each of the Funds may enter into repurchase agreements. The Funds' or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE AGREEMENTS

Each Portfolio pays the Investment Adviser an annual fee expressed as a percentage of its average daily net assets. As certain of the Portfolios' net assets exceed predetermined thresholds, lower advisory fees apply. Below are the Portfolios' investment advisory fee ranges and the effective rates as of December 31, 2003:

                                             FEE RANGE                                    EFFECTIVE RATE
                                             ---------                                    --------------
ING Alger Aggressive Growth                   .85%                                             .85%
ING Alger Capital Appreciation                .70%                                             .70%
ING Alger Growth                              .80%                                             .80%
ING American Century Small Cap Value         1.00%                                            1.00%
ING Baron Small Cap Growth                    .85%                                             .85%
ING DSI Enhanced Index                        .60%                                             .60%
ING Goldman Sachs(R) Capital Growth           .85%                                             .85%
ING Goldman Sachs(R) Core Equity              .70%                                             .70%
ING JPMorgan Fleming International            .80%                                             .80%
ING JPMorgan Mid Cap Value                    .75%                                             .75%
ING MFS Capital Opportunities                 .65%                                             .65%
ING MFS Global Growth                         .60%                                             .60%
ING MFS Research Equity                       .70% on the first $500 million in assets
                                              .65% on assets over $500 million                 .70%
ING OpCap Balanced Value                      .80%                                             .80%
ING PIMCO Total Return                        .50%                                             .50%
ING Salomon Brothers Aggressive Growth        .70% on the first $500 million in assets
                                              .65% on assets over $500 million                 .70%
ING Salomon Brothers Fundamental Value        .90%                                             .90%
ING Salomon Brothers Investors Value          .80%                                             .80%
ING T. Rowe Price Growth Equity               .60%                                             .60%
ING UBS Tactical Asset Allocation             .90%                                             .90%
ING Van Kampen Comstock                       .60%                                             .60%

Under the terms of separate Subadvisory Agreements between the Investment Adviser and each subadviser, each subadviser is responsible for the investment and reinvestment of cash and securities for each Portfolio in exchange for fees payable by the Investment Adviser, which are expressed as a percentage of the average daily net assets of each Portfolio. For the year ended December 31, 2003, the Investment Adviser paid Alger $704,877, for ING Alger Aggressive Growth, ING Alger Capital Appreciation and ING Alger Growth, paid American Century $96,785 for ING American Century Small Cap Value, paid BAMCO $193,678 for ING Baron Small Cap Growth, paid DSI $110,916 for ING DSI Enhanced Index, paid Goldman Sachs $600,496 for ING Goldman Sachs(R) Capital Growth and ING Goldman Sachs(R) Core Equity, paid JP Morgan $1,445,233 for ING JPMorgan Fleming International and JPMorgan Mid Cap Value, paid MFS $1,387,844 for ING MFS Capital Opportunities, ING MFS Global Growth, ING MFS Research Equity, paid OpCap $455,658 for ING OpCap Balanced Value, paid PIMCO $186,446 for ING PIMCO Total Return, paid Salomon Brothers $2,280,964 for ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, and ING Salomon Brothers Investors Value, paid T. Rowe $2,109,528 for ING T. Rowe Price Growth Equity, paid UBS $86,317 for ING UBS Tactical Asset Allocation, and paid Van Kampen $402,617 for ING Van Kampen Comstock.

Under an Administrative Services Agreement between the Fund and ING Funds Services, LLC ("IFS"), IFS provides all administrative services necessary for the Fund's operations and is responsible for the supervision of the Fund's other service providers. IFS also assumes all ordinary recurring direct costs of the Fund, such as custodian fees, director's fees, transfer agency fees and accounting fees. As compensation for these services, IFS receives a monthly fee from each Portfolio at an annual rate based on the average daily net assets of each Portfolio as follows:

     PORTFOLIO                                RATE
     ---------                                ----
     ING Alger Aggressive Growth              .20%
     ING Alger Capital Appreciation           .20%
     ING Alger Growth                         .20%
     ING American Century Small Cap Value     .30%**
     ING Baron Small Cap Growth               .35%**
     ING DSI Enhanced Index                   .20%
     ING Goldman Sachs(R) Capital Growth      .20%
     ING Goldman Sachs(R) Core Equity         .20%
     ING JPMorgan Fleming International       .20%
     ING JPMorgan Mid Cap Value               .35%
     ING MFS Capital Opportunities            .25%
     ING MFS Global Growth                    .60%
     ING MFS Research Equity                  .15%
     ING OpCap Balanced Value                 .20%
     ING PIMCO Total Return                   .35%
     ING Salomon Brothers Aggressive Growth   .13%
     ING Salomon Brothers Fundamental Value   .20%
     ING Salomon Brothers Investors Value     .20%
     ING T. Rowe Price Growth Equity          .15%
     ING UBS Tactical Asset Allocation        .20%
     ING Van Kampen Comstock                  .35%

**Effective May 1, 2003, the Administrator of the Fund has contractually agreed to waive all or a portion of its administrative services fees and/or reimburse administrative expenses for the ING American Century Small Cap Value and the Baron Small Cap Growth Portfolios through April 30, 2004 so that the total operating expenses for the Portfolios' Class I, Class S, and Class ADV shares shall not exceed 1.30%, 1.55%, and 1.80%, respectively for ING American Century Small Cap Value, and 1.20%, 1.45%, and 1.70% respectively, for ING Baron Small Cap Growth. Without this waiver, the Total Operating Expenses for Class I, Class S, and Class ADV would be 1.40%, 1.65%, and 1.90%, respectively for ING American Century Small Cap Value, and 1.25%, 1.50%, and 1.75%, respectively, for ING Baron Small Cap Growth.

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 ("the Plan") for the Adviser Class shares of each Portfolio. The Plan provides for a distribution fee, payable to ING Financial Advisers, LLC ("IFA") as the Fund's Distributor. IFA may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement as described under the Plan. Under the Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Adviser Class shares.

Service and Adviser Classes of shares are further subject to a shareholder servicing fee payable to Shareholder Organizations pursuant to the Shareholder Servicing Plan adopted for Service and Adviser Classes which shall not initially exceed .25% (on an annual basis) of the average daily net asset value of the Service and Adviser Classes respectively.

During 2003, Salomon Brothers made a reimbursement to the Salomon Brothers Aggressive Growth Portfolio of $106,130, to compensate the Portfolio for a loss incurred in executing investment transactions.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2003 were:

                                                   COST OF PURCHASES  PROCEEDS FROM SALES
                                                   -----------------  -------------------
     ING Alger Aggressive Growth                    $   260,892,913     $   211,217,407
     ING Alger Capital Appreciation                      80,040,051          45,577,351
     ING Alger Growth                                    81,565,766          83,479,513
     ING American Century Small Cap Value                27,576,436          17,261,691
     ING Baron Small Cap Growth                          42,346,914           5,560,129
     ING DSI Enhanced Index                              13,559,110          12,799,968
     ING Goldman Sachs(R) Capital Growth                 19,578,530          23,851,111
     ING Goldman Sachs(R) Core Equity                   139,730,553          58,426,000
     ING JPMorgan Fleming International                  64,611,322          78,057,114
     ING JPMorgan Mid Cap Value                          28,362,137           6,554,672
     ING MFS Capital Opportunities                      142,976,743         164,132,564
     ING MFS Global Growth                               19,916,378          16,989,428
     ING MFS Research Equity                            306,140,899         341,277,928
     ING OpCap Balanced Value                           148,728,808         141,157,010
     ING PIMCO Total Return                             368,446,043         302,726,355
     ING Salomon Brothers Aggressive Growth              31,826,625           1,287,115
     ING Salomon Brothers Fundamental Value              56,633,200          42,876,824
     ING Salomon Brothers Investors Value                26,516,790          21,142,025
     ING T. Rowe Price Growth Equity                    310,850,004         185,045,283
     ING UBS Tactical Asset Allocation                    4,166,758           2,878,754
     ING Van Kampen Comstock                            143,545,353          27,878,857

*Cost of Purchases for ING OpCap Balanced Value, ING PIMCO Total Return and Salomon Brothers Fundamental Value include U.S. Government purchases of $31,733,208, $291,533,546 and $194,940 respectively. Cost of Sales for ING OpCap Balanced Value, ING PIMCO Total Return and ING Salomon Brothers Fundamental Value include U.S. Government sales of $21,708,637, $281,450,716 and $186,453 respectively.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

At December 31, 2003, ING JPMorgan Fleming International, ING PIMCO Total Return and ING T. Rowe Price Growth had open forward foreign currency exchange contracts that obligate each Portfolio to deliver or receive currencies at specified future dates. The unrealized gain (loss) on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

ING JPMORGAN FLEMING INTERNATIONAL

                                   FOREIGN CURRENCY     U.S. DOLLAR     U.S. DOLLAR VALUE     GROSS UNREALIZED
CURRENCY AND EXCHANGE DATE       UNITS PURCHASED/SOLD      COST        AT DECEMBER 31, 2003         GAIN
--------------------------       --------------------      ----        --------------------         ----
PURCHASE CONTRACTS
British Pound, 1/2/04                 238,036           $   423,990        $   425,478          $      1,488

ING PIMCO TOTAL RETURN

                                   FOREIGN CURRENCY     U.S. DOLLAR     U.S. DOLLAR VALUE     GROSS UNREALIZED
CURRENCY AND EXCHANGE DATE       UNITS PURCHASED/SOLD      COST        AT DECEMBER 31, 2003     GAIN (LOSS)
--------------------------       --------------------      ----        --------------------     -----------
PURCHASE CONTRACTS
Euro Dollar, 1/7/04                    1,080,000        $ 1,310,936        $ 1,361,044          $     50,108
Japanese Yen, 1/15/04                 28,369,000            263,234            264,792                 1,558
Canadian Dollar, 1/23/04                 650,000            489,161            502,231                13,070
Chinese Yuan, 9/8/04                   6,478,200            800,000            813,116                13,116
Chinese Yuan, 9/26/04                  3,159,000            400,000            413,130                13,130
                                                                                                ------------
                                                                                                      90,982
                                                                                                ------------

SALE CONTRACTS
British Pound, 1/2/04                      2,712              4,828              4,848                   (20)
Euro Dollar, 1/2/04                       20,710             25,952             26,103                  (151)
Euro Dollar, 1/7/04                      711,000            873,286            896,021               (22,735)
British Pound, 1/23/04                   148,000            255,628            264,124                (8,496)
Chinese Yuan, 9/8/04                   3,242,000            400,000            406,922                (6,922)
                                                                                                ------------
                                                                                                     (38,324)
                                                                                                ------------
                                                                                                      52,658
                                                                                                ============

ING T. ROWE PRICE GROWTH

                                   FOREIGN CURRENCY     U.S. DOLLAR     U.S. DOLLAR VALUE     GROSS UNREALIZED
CURRENCY AND EXCHANGE DATE       UNITS PURCHASED/SOLD      COST        AT DECEMBER 31, 2003         GAIN
--------------------------       --------------------      ----        --------------------         ----
PURCHASE CONTRACTS
British Pound, 1/2/04                    257,455        $   458,194        $   460,189          $      1,995

6. AUTHORIZED CAPITAL SHARES

The Fund is authorized to issue a total of 8.0 billion shares of common stock with a par value of $0.001 per share. The shares may be issued in series (i.e. portfolios) having separate assets and liabilities and separate investment objectives and policies. Upon liquidation of a Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders. At December 31, 2003 all shares of the Portfolios were owned by 1) separate accounts of ILIAC and its insurance company affiliates for the benefit of variable contract policyholders 2) ING National Trust as trustee or custodian of qualified pension and retirement plans that invest in the Portfolios directly and 3) ILIAC in connection with seed capital contributions made to the Portfolios.

7. SECURITY LENDING

Each Portfolio may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described in the prospectus. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Portfolio that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. A Portfolio will not have the right to vote any securities having voting rights during the existence of the loan, but a Portfolio may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. Any cash collateral received by the Portfolios would be invested in high quality, short-term money market instruments. The Portfolios currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Portfolio represent not more than one-third of the value of its total assets.

Some of the collateral received for securities loaned were in the form of Merrill Lynch Triparty repurchase agreements fully collateralized by corporate and municipal fixed income securities. The value of the collateral received, including accrued interest, and the maturity value of the repurchase agreement for each of the Funds were as follows:

PORTFOLIO                                      COLLATERAL VALUE   MARKET VALUE
---------                                      ----------------   ------------
ING Alger Aggressive Growth                    $     10,198,784  $     9,998,704
ING Alger Capital Appreciation                        1,054,489        1,033,802
ING Alger Growth                                      1,361,266        1,334,560
ING American Century Small Cap Value                    593,645          581,998
ING Baron Small Cap Growth                            3,624,499        3,533,394
ING DSI Enhanced Index                                  735,696          721,204
ING Goldman Sachs(R) Capital Growth                   1,032,344        1,012,092
ING Goldman Sachs(R) Core Equity                      1,427,828        1,399,817
ING JPMorgan Fleming International                    4,513,399        4,424,855
ING JPMorgan Mid Cap Value                            1,204,840        1,181,203
ING MFS Capital Opportunities                         4,367,340        4,281,662
ING MFS Global Growth                                   138,864          136,139
ING MFS Research Equity                               6,277,503        6,154,351
ING OpCap Balanced Value                              5,674,273        5,562,995
ING PIMCO Total Return                                   39,716           38,936
ING Salomon Brothers Aggressive Growth               19,070,048       18,695,933
ING Salomon Brothers Fundamental Value                1,946,405        1,908,221
ING Salomon Brothers Investors Value                  1,677,167        1,644,265
ING T. Rowe Price Growth Equity                      12,542,906       12,296,840
ING UBS Tactical Asset Allocation                       486,466          476,923
ING Van Kampen Comstock                               3,633,427        3,562,146

8. FINANCIAL INSTRUMENTS

A summary of outstanding financial instruments at December 31, 2003 is as follows:

FUTURES CONTRACTS

ING GOLDMAN SACHS(R) CORE EQUITY

                                                                       NET UNREALIZED
NUMBER OF                                                CONTRACT      APPRECIATION/
CONTRACTS           TYPE            EXPIRATION DATE       VALUE        (DEPRECIATION)
---------           ----            ---------------       -----        --------------
 Buys
   9            S&P 500 Index         March 2004      $      499,770   $        7,985

ING PIMCO TOTAL RETURN

                                                                       NET UNREALIZED
NUMBER OF                                                CONTRACT      APPRECIATION/
CONTRACTS           TYPE            EXPIRATION DATE       VALUE        (DEPRECIATION)
---------           ----            ---------------       -----        --------------
 Buys
  58            90 Day EURO$         December 2005    $   13,969,300   $       39,263
  31          90 Day GBP LIBOR       December 2004         6,595,981           15,597
  98              EURO-BUND           March 2004          13,972,492          136,871
  19              EURO-BOBL           March 2004           2,626,928            4,970
  13          U.S. 5-Year Note        March 2004           1,451,125           11,937
 147          U.S. 10-Year Note       March 2004          16,503,047          197,000

 Sells
   6            90 Day EURO$          March 2005          (1,461,450)          (2,550)
  13           U.S. Long Bond         March 2004          (1,421,062)         (15,648)
                                                                       --------------
                                                                       $      387,440
                                                                       ==============

At December 31, 2003, ING PIMCO Total Return held open written Option contracts as follows:

                            NUMBER OF      STRIKE    EXPIRATION
                            CONTRACTS      PRICE        DATE           VALUE
                            ---------      -----        ----           -----
EURO Put Swaption             700,000      $ 7.00       1/7/05       $   (3,305)
EURO Put Swaption           2,900,000        6.00      10/7/04          (38,738)
EURO Put Swaption           2,200,000        6.65       1/7/05          (14,520)
EURO Put Swaption           2,000,000        7.00      9/23/05          (25,774)
EURO Put Swaption           8,000,000        7.00      9/23/05         (103,096)
EURO Put Swaption             300,000        6.00      10/7/04           (2,290)
EURO Call Swaption          2,000,000        4.00      9/23/05          (23,046)
EURO Call Swaption          8,000,000        4.00      9/23/05          (92,184)
EURO Call Swaption          2,900,000        4.00      10/7/04          (18,743)
EURO Call Swaption            400,000        4.00       1/7/05           (4,678)
EURO Call Swaption            400,000        4.00       1/7/05           (4,678)
EURO Call Swaption            300,000        3.80      10/7/04           (2,449)
U.S. Treasury Future Call          23      113.00      2/21/04          (26,954)
                                                                     ----------
                                                                     $ (360,455)
                                                                     ==========

Activity in written options for the ING PIMCO Total Return for the year ended December 31, 2003 was as follows:

                                                                       NUMBER OF
                                                        PREMIUM        CONTRACTS
                                                        -------        ---------
     Options outstanding at December 31, 2002        $    232,409     10,600,000
     Options written                                      499,038     24,300,178
     Options closed                                      (186,606)    (4,800,155)
                                                     ------------     ----------
     Options outstanding at December 31, 2003        $    544,841     30,100,023
                                                     ============     ==========

ING PIMCO Total Return had the following swap contracts outstanding at December 31, 2003:

INTEREST RATE SWAP CONTRACTS

                                                                                                   NET UNREALIZED
     NOTIONAL        EXPIRATION                                                                     APPRECIATION/
      AMOUNT            DATE                               DESCRIPTION                              DEPRECIATION
      ------            ----                               -----------                              ------------
     5,500,000 CHF    3/29/05     Agreement with Merrill Lynch Capital Services dated 3/28/03 to receive the notional amount multiplied by 1.50% and to pay the
                                  notional amount multiplied by the 3 month CHF LIBOR rate.        $      25,895

     9,000,000 CHF    3/29/05     Agreement with JPMorgan Chase Bank dated 9/5/03 to
                                  receive the notional amount multiplied by 1.50% and to
                                  pay the notional amount multiplied by the 3 month CHF
                                  LIBOR rate.                                                             42,373

     3,700,000 EUR    6/16/14     Agreement with JPMorgan Chase Bank dated 12/3/03 to
                                  receive the notional amount multiplied by 5.0% and to pay
                                  the notional amount multiplied by the 6 month EURIBOR
                                  rate.                                                                 (158,372)

     5,100,000 EUR    6/16/14     Agreement with Goldman Sachs Capital Markets dated
                                  12/3/03 to receive the notional amount multiplied by 5.0%
                                  and to pay the notional amount multiplied by the 6 month
                                  EURIBOR rate.                                                         (218,296)

    30,000,000 JPY     6/2/12     Agreement with Morgan Stanley Capital Services Inc. dated
                                  7/11/03 to receive the notional amount multiplied by 1.07%
                                  and to pay the notional amount multiplied by the 6 month
                                  JPY LIBOR rate.                                                          7,433

   380,000,000 JPY    6/18/13     Agreement with Morgan Stanley Capital Services Inc.
                                  dated 12/16/03 to receive the notional amount multiplied
                                  by 1.645% and to pay the notional amount multiplied by
                                  the 6 month JPY LIBOR rate.                                            (93,297)

     4,500,000 SEK    6/17/08     Agreement with Merrill Lynch & Co. dated 7/18/03 to
                                  receive the notional amount multiplied by 4.50% and to
                                  pay the notional amount multiplied by the 3 month SEK
                                  LIBOR rate.                                                             (7,088)

    19,600,000 SEK    6/17/08     Agreement with JPMorgan Chase Bank dated 6/17/03 to
                                  receive the notional amount multiplied by 4.5% and to pay
                                  the notional amount multiplied by the 3 month SEK LIBOR
                                  rate.                                                                  (30,872)

                                                                                                   NET UNREALIZED
     NOTIONAL        EXPIRATION                                                                     APPRECIATION/
      AMOUNT            DATE                               DESCRIPTION                              DEPRECIATION
      ------            ----                               -----------                              ------------
     1,000,000 USD    6/16/09     Agreement with JPMorgan Chase Bank dated 12/10/03 to
                                  receive the notional amount multiplied by 4.0% and to pay
                                  the notional amount multiplied by the 3 month USD
                                  LIBOR rate.                                                             (1,968)

     8,800,000 USD    6/16/09     Agreement with Goldman Sachs Capital Markets dated
                                  12/10/03 to receive the notional amount multiplied by
                                  4.0% and to pay the notional amount multiplied by the 3
                                  month USD LIBOR rate.                                                  (17,318)

SPREAD LOCK AGREEMENT

                                                                                                 NET UNREALIZED
   NOTIONAL        TERMINATION                                                                    APPRECIATION/
    AMOUNT            DATE                               DESCRIPTION                              DEPRECIATION
    ------            ----                               -----------                              ------------
       900,000      1/15/04     Agreement with Merrill Lynch Capital Services to pay a
                                fixed spread and receive the Mid Market Swap Spread.
                                The Mid Market Swap Spread is the difference between
                                the 20-year Swap Rate on a fixed rate/3 month LIBOR
                                Swap and a 6.25% U.S. Treasury Security maturing in
                                August 2023.                                                               1,758
                                                                                                    ------------
                                                                                                    $   (449,752)
                                                                                                    ============

9. CERTAIN RECLASSIFICATIONS

In accordance with accounting principles generally accepted in the United States of America, the following reclassifications were made in order to present the Portfolios' capital accounts on a tax basis. These reclassifications have no impact on the net asset value of the Portfolios.

                                                                                           ACCUMULATED
                                                                   UNDISTRIBUTED NET      NET REALIZED
                                               PAID-IN CAPITAL     INVESTMENT INCOME       GAIN (LOSS)
                                             INCREASE (DECREASE)  INCREASE (DECREASE)  INCREASE (DECREASE)
                                             -------------------  -------------------  -------------------
ING Alger Aggressive Growth                    $    (1,364,162)     $     1,364,162      $            --
ING Alger Capital Appreciation                              --              212,388             (212,388)
ING Alger Growth                                      (340,151)             340,151                   --
ING American Century Small Cap Value                    (2,385)                 247                2,138
ING Baron Small Cap Growth                            (365,597)             365,257                  340
ING DSI Enhanced Index                                    (583)              (2,162)               2,745
ING JPMorgan Fleming International                          --             (184,476)             184,476
ING JPMorgan Mid Cap Value                                  --                  235                 (235)
ING MFS Capital Opportunities                               --                1,431               (1,431)
ING MFS Global Growth                                       --              (30,327)              30,327
ING MFS Research Equity                                     --              (23,794)              23,794
ING OpCap Balanced Value                              (310,356)             310,356                   --

                                                                                           ACCUMULATED
                                                                   UNDISTRIBUTED NET      NET REALIZED
                                               PAID-IN CAPITAL     INVESTMENT INCOME       GAIN (LOSS)
                                             INCREASE (DECREASE)  INCREASE (DECREASE)  INCREASE (DECREASE)
                                             -------------------  -------------------  -------------------
ING PIMCO Total Return                                (183,288)              54,390              128,898
ING Salomon Brothers Aggressive Growth              (2,463,277)           2,471,760               (8,483)
ING Salomon Brothers Fundamental Value                  12,845               86,565              (99,410)
ING Salomon Brothers Investors Value                         1               (3,887)               3,886
ING T. Rowe Price Growth Equity                             --             (194,745)             194,745
ING UBS Tactical Asset Allocation                          171               (1,188)               1,017
ING Van Kampen Comstock                                     --                  760                 (760)

10. TAX INFORMATION

The following Funds had tax basis capital loss carryforwards at December 31, 2003.

                                               EXPIRING IN 2009  EXPIRING IN 2010  EXPIRING IN 2011       TOTAL
                                               ----------------  ----------------  ----------------  ---------------
ING Alger Aggressive Growth                    $            --   $     6,812,247   $            --   $     6,812,247
ING Alger Growth                                            --        13,998,864                --        13,998,864
ING Baron Small Cap Growth                                  --           400,724           481,096           881,820
ING DSI Enhanced Index                                      --         3,052,093           659,097         3,711,190
ING Goldman Sachs(R) Capital Growth                         --        11,118,325         4,114,134        15,232,459
ING JPMorgan Fleming International                 105,660,068        70,771,343                --       176,431,411
ING MFS Capital Opportunities                      118,366,687       113,367,765                --       231,734,452
ING MFS Research Equity                             64,667,815        71,755,456                --       136,423,271
ING OpCap Balanced Value                                    --        26,614,258                --        26,614,258
ING Salomon Brothers Aggressive Growth              45,888,347       262,244,765                --       308,133,112
ING Salomon Brothers Fundamental Value                      --         2,181,655         6,260,901         8,442,556
ING Salomon Brothers Investors Value                        --         3,951,567           367,065         4,318,632
ING T. Rowe Price Growth Equity                     46,182,852        40,790,567         4,414,125        91,387,544
ING UBS Tactical Asset Allocation                           --           273,155             8,145           281,300

Net capital loss carryforwards may be applied agains any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever comes first.

The tax character of distributions paid during 2003 and 2002 were as follows:

                                                    2003              2002
                                                    ----              ----
     ING AMERICAN CENTURY SMALL CAP VALUE
     Distributions paid from:
       Ordinary Income                         $       589,952   $         3,152
       Long-Term Capital Gain                           15,802                --
                                               ---------------   ---------------
     Total Distributions                       $       605,754   $         3,152

                                                    2003              2002
                                                    ----              ----
     ING DSI ENHANCED INDEX
     Distributions paid from:
       Ordinary Income                         $       251,951   $        11,888
       Long-Term Capital Gain                               --               153
                                               ---------------   ---------------
     Total Distributions                       $       251,951   $        12,041
     ING GOLDMAN SACHS(R) CAPITAL GROWTH
     Distributions paid from:
       Ordinary Income                         $            --   $         4,397
                                               ---------------   ---------------
     Total Distributions                       $            --   $         4,397
     ING JPMORGAN FLEMING INTERNATIONAL
     Distributions paid from:
       Ordinary Income                         $     3,135,265   $     1,928,360
                                               ---------------   ---------------
     Total Distributions                       $     3,135,265   $     1,928,360
     ING JPMORGAN MID CAP VALUE
     Distributions paid from:
       Ordinary Income                         $       222,787   $        14,408
       Long-Term Capital Gain                  $       123,016   $            --
                                               ---------------   ---------------
     Total Distributions                       $       345,803   $        14,408
     ING MFS CAPITAL OPPORTUNITIES
     Distributions paid from:
       Ordinary Income                         $       450,262   $            --
                                               ---------------   ---------------
     Total Distributions                       $       450,262   $            --
     ING MFS GLOBAL GROWTH
     Distributions paid from:
       Ordinary Income                         $        23,512   $            --
                                               ---------------   ---------------
     Total Distributions                       $        23,512   $            --
     ING MFS RESEARCH EQUITY
     Distributions paid from:
       Ordinary Income                         $     1,496,976   $       630,032
                                               ---------------   ---------------
     Total Distributions                       $     1,496,976   $       630,032
     ING OPCAP BALANCED VALUE
     Distributions paid from:
       Ordinary Income                         $     2,691,552   $     1,519,412
       Long-Term Capital Gain                               --            13,773
                                               ---------------   ---------------
     Total Distributions                       $     2,691,552   $     1,533,185
     ING PIMCO TOTAL RETURN
     Distributions paid from:
       Ordinary Income                         $     3,319,046   $       920,844
       Long-Term Capital Gain                  $       113,084   $            --
                                               ---------------   ---------------
     Total Distributions                       $     3,432,130   $       920,844
     ING SALOMON BROTHERS FUNDAMENTAL VALUE
     Distributions paid from:
       Ordinary Income                         $       734,702   $       133,533
       Long-Term Capital Gain                                            164,691
                                               ---------------   ---------------
     Total Distributions                       $       734,702   $       298,224

                                                    2003              2002
                                                    ----              ----
     ING SALOMON BROTHERS INVESTORS VALUE
     Distributions paid from:
       Ordinary Income                         $       367,179   $        71,143
                                               ---------------   ---------------
     Total Distributions                       $       367,179   $        71,143
     ING T. ROWE PRICE GROWTH
     Distributions paid from:
       Ordinary Income                         $       911,744   $       991,035
                                               ---------------   ---------------
     Total Distributions                       $       911,744   $       991,035
     ING UBS TACTICAL ASSET ALLOCATION
     Distributions paid from:
       Ordinary Income                         $        45,986   $        27,761
       Long-Term Capital Gain                                 --               154
                                               ---------------   ---------------
     Total Distributions                       $        45,986   $        27,915
     ING VAN KAMPEN COMSTOCK
     Distributions paid from:
       Ordinary Income                         $     3,814,930   $        96,853
       Long-Term Capital Gain                          122,301                --
                                               ---------------   ---------------
     Total Distributions                       $     3,937,231   $        96,853

At December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                   ACCUMULATED       UNREALIZED
                                                UNDISTRIBUTED       LONG-TERM       APPRECIATION/
                                               ORDINARY INCOME     GAIN/(LOSS)      DEPRECIATION
                                               ---------------     -----------      ------------
ING Alger Aggressive Growth                    $            --   $    (6,812,247)  $    22,303,859
ING Alger Capital Appreciation                       1,902,929                --         5,665,408
ING Alger Growth                                            --       (13,998,864)        8,994,735
ING American Century Small Cap Value                   348,985            58,529         2,283,411
ING Baron Small Cap Growth                                  --          (881,820)       10,301,384
ING DSI Enhanced Index                                 266,775        (3,711,190)          273,631
ING Goldman Sachs(R) Capital Growth                     44,260       (15,232,459)       (2,650,371)
ING Goldman Sachs(R) Core Equity                     4,580,634                --        10,686,810
ING JPMorgan Fleming International                   4,816,671      (176,431,411)       71,728,598
ING JPMorgan Mid Cap Value                              44,082            69,438         3,596,560
ING MFS Capital Opportunities                        1,045,689      (231,734,452)       28,782,763
ING MFS Global Growth                                    3,524           163,918         1,637,291
ING MFS Research Equity                              2,059,305      (136,423,271)       20,934,709
ING OpCap Balanced Value                             1,489,878       (26,614,258)       15,573,129
ING PIMCO Total Return                               1,203,208           861,875           266,715
ING Salomon Brothers Aggressive Growth                      --      (308,133,112)      139,271,299
ING Salomon Brothers Fundamental Value                      --        (8,442,556)       12,183,442
ING Salomon Brothers Investors Value                   568,701        (4,318,632)        8,644,796

                                                                   ACCUMULATED       UNREALIZED
                                                UNDISTRIBUTED       LONG-TERM       APPRECIATION/
                                               ORDINARY INCOME     GAIN/(LOSS)      DEPRECIATION
                                               ---------------     -----------      ------------
ING T. Rowe Price Growth Equity                      1,277,804       (91,387,544)       98,673,783
ING UBS Tactical Asset Allocation                       83,384          (281,300)           86,478
ING Van Kampen Comstock                              1,203,940            73,561        24,476,234

A portion of the income dividends paid by certain of the Funds during the year ended December 31, 2003 qualified for the dividends-received deduction.

                                                                       DIVIDENDS
                                                                       RECEIVED
PORTFOLIO                                                              DEDUCTION
---------                                                              ---------
ING American Century Small Cap Value                                      100.00%
ING DSI Enhanced Index                                                    100.00%
ING JPMorgan Mid Cap Value                                                100.00%
ING MFS Capital Opportunities                                             100.00%
ING MFS Global Growth                                                     100.00%
ING MFS Research Equity                                                   100.00%
ING OpCap Balanced Value                                                   54.67%
ING Salomon Brothers Fundamental Value                                     38.87%
ING Salomon Brothers Investors Value                                      100.00%
ING T. Rowe Price Growth Equity                                           100.00%
ING UBS Tactical Asset Allocation                                         100.00%
ING Van Kampen Comstock                                                    37.97%

11. SUBSEQUENT EVENT (UNAUDITED)

On January 15, 2004, shareholders of ING DSI Enhanced Index approved a new Investment Sub-Advisory Agreement between ILIAC and Aeltus Investment Management, Inc. ("ING Aeltus"). As a result of this shareholder vote, effective January 23, 2004, ING Aeltus will serve as sub-adviser to ING DSI Enhanced Index, which will be re-named ING Aeltus Enhanced Index Portfolio.

12. OTHER INFORMATION (UNAUDITED)

As with many financial services companies, ILIAC and affiliates of ILIAC (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also completing an internal review of investment company share trading as well as a review of their policies and procedures in this area. ING will reimburse any ING Portfolio affected by inappropriate late trading or market timing for any improper profits that accrued to any person who engaged in improper frequent or late trading for which ING is responsible.

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholders
ING Partners, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of ING Alger Aggressive Growth Portfolio, ING Alger Capital Appreciation Portfolio, ING Alger Growth Portfolio, ING American Century Small Cap Value Portfolio, ING Baron Small Cap Growth Portfolio, ING DSI Enhanced Index Portfolio, ING Goldman Sachs(R) Capital Growth Portfolio, ING Goldman Sachs(R) Core Equity Portfolio, ING JPMorgan Fleming International Portfolio, ING JPMorgan Mid Cap Value Portfolio, ING MFS Capital Opportunities Portfolio, ING MFS Global Growth Portfolio, ING MFS Research Equity Portfolio (formerly ING MFS Research Portfolio), ING OpCap Balanced Value Portfolio, ING PIMCO Total Return Portfolio, ING Salomon Brothers Aggressive Growth Portfolio, ING Salomon Brothers Fundamental Value Portfolio (formerly the ING Salomon Brothers Capital Portfolio), ING Salomon Brothers Investors Value Portfolio, ING
T. Rowe Price Growth Equity Portfolio, ING UBS Tactical Asset Allocation Portfolio, and ING Van Kampen Comstock Portfolio, each a series of ING Partners, Inc. (collectively, "the Portfolios"), as of December 31, 2003, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios described above as of December 31, 2003 and the results of their operations, changes in their net assets, and the financial highlights for each of the years or periods described above, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

Boston, Massachusetts
February 13, 2004

DIRECTORS TABLE (UNAUDITED)
DIRECTORS & PRINCIPAL OFFICERS:

                           TERM OF OFFICE(1)   POSITION(S)                                         NUMBER OF      OTHER
     NAME, ADDRESS           AND LENGTH OF      HELD WITH          PRINCIPAL OCCUPATION(S)         PORTFOLIOS   DIRECTOR-
        AND AGE               TIME SERVED         FUND             DURING PAST FIVE YEARS           OVERSEEN    SHIPS HELD
------------------------   -----------------   -----------   -----------------------------------   ----------   ----------
DISINTERESTED DIRECTORS:

John V. Boyer              Indefinite;         Director      Executive Director,                      21           None
63 Penn Drive              Since 11/26/1997                  The Mark Twain House Museum,
West Hartford,                                               1989 to present.
Connecticut
Age: 49

Richard A. Johnson         Indefinite;         Director      Retired for more than five years.        21           None
24 Sulgrave Road           Since 11/26/1997
West Hartford,
Connecticut
Age: 67

Patrick Kenny              Indefinite;         Director      Senior Vice President, SS&C              21           None
33 Fulton Place            Since 03/05/2002                  Technologies, November 1995 to
West Hartford,                                               May 1998; Executive Vice
Connecticut                                                  President, Frontier Insurance
Age: 60                                                      Group, Inc., September 1998 to
                                                             March 2001; President and Chief
                                                             Executive Officer, International
                                                             Insurance Society, June 2001 to
                                                             present.

                           TERM OF OFFICE(1)   POSITION(S)                                         NUMBER OF      OTHER
     NAME, ADDRESS           AND LENGTH OF      HELD WITH          PRINCIPAL OCCUPATION(S)         PORTFOLIOS   DIRECTOR-
        AND AGE               TIME SERVED         FUND             DURING PAST FIVE YEARS           OVERSEEN    SHIPS HELD
------------------------   -----------------   -----------   -----------------------------------   ----------   ----------
OFFICERS:

James M. Hennessy          Indefinite;         President     President, Chief Executive Officer
7337 E. Doubletree         Since 05/07/2003                  and Chief Operating Officer
Ranch Road                                                   March 2002 -- Present (For the
Scottsdale, Arizona                                          ING Funds), February 2001 --
Age: 54                                                      March 2002 (For the Pilgrim
                                                             Funds), Chief Operating Officer
                                                             June 2000 -- February 2001 (For
                                                             the Pilgrim Funds); President and
                                                             Chief Executive Officer, ING
                                                             Capital Corporation, LLC, ING
                                                             Funds Services, LLC, ING
                                                             Advisors, Inc., ING Investments,
                                                             LLC, Lexington Funds Distributor,
                                                             Inc., Express America T.C., Inc.
                                                             and EAMC Liquidation Corp.
                                                             (December 2001 -- Present);
                                                             Executive Vice President and
                                                             Chief Operating Officer and ING
                                                             Funds Distributor, LLC
                                                             (June 2000 -- Present). Formerly,
                                                             Executive Vice President and
                                                             Chief Operating Officer, ING
                                                             Quantitative Management, Inc.
                                                             (October 2001 -- September 2002),
                                                             Senior Executive Vice President
                                                             (June 2000 -- December 2000)
                                                             and Secretary (April 1995 --
                                                             December 2000), ING Capital
                                                             Corporation, LLC, ING Funds
                                                             Services, LLC, ING Investments,
                                                             LLC, ING Advisors, Inc., Express
                                                             America T.C., Inc. and EAMC
                                                             Liquidation Corp.; Executive Vice
                                                             President, ING Capital
                                                             Corporation, LLC and its affiliates
                                                             (May 1998 -- June 2000); and
                                                             Senior Vice President, ING Capital
                                                             Corporation, LLC and its affiliates
                                                             (April 1995 -- April 1998).

Laurie M. Tillinghast      Indefinite;         Vice          Vice President, ING Life
151 Farmington Avenue      Since 05/07/2003    President     Insurance and Annuity Company,
Hartford, Connecticut                                        1998 to present; Vice President,
Age: 50                                                      Aetna Retirement Services, Fund
                                                             Strategy and Management, 1995
                                                             to 1998. Formerly, Director and
                                                             President, ING Partners, Inc.
                                                             (November 1997 -- May 2003).

                           TERM OF OFFICE(1)   POSITION(S)                                         NUMBER OF      OTHER
     NAME, ADDRESS           AND LENGTH OF      HELD WITH          PRINCIPAL OCCUPATION(S)         PORTFOLIOS   DIRECTOR-
        AND AGE               TIME SERVED         FUND             DURING PAST FIVE YEARS           OVERSEEN    SHIPS HELD
------------------------   -----------------   -----------   -----------------------------------   ----------   ----------
OFFICERS: CONTINUED

Michael J. Roland          Indefinite;         Chief         Executive Vice President,
7337 E. Doubletree         Since 12/01/2002    Financial     Treasurer and Chief Financial
Ranch Road                                     Officer       Officer of ING Capital
Scottsdale, Arizona                            and           Corporation and its subsidiaries,
Age: 45                                        Treasurer     June 1998 to present; Chief
                                                             Financial Officer, Endeavor
                                                             Group and Endeavor Investment
                                                             Advisors, April 1997 to June 1998.

Todd Modic                 Indefinite;         Assistant     Vice President of Financial
7337 E. Doubletree         Since 02/05/03      Treasurer     Reporting -- Fund Accounting of
Ranch Road                                                   ING Funds Services, LLC,
Scottsdale, Arizona                                          September 2002 to present;
Age: 36                                                      Director of Financial Reporting of
                                                             ING Investments, LLC, March 2001
                                                             to September 2002; Director of
                                                             Financial Reporting, Axient
                                                             Communications, Inc., May 2000
                                                             to January 2001; Director of
                                                             Finance, Rural/Metro Corporation,
                                                             March 1995 to May 2000.

Jeffrey J. Gaboury         Indefinite;         Assistant     Director, Reporting and
200 Clarendon Street       Since 05/12/1999    Treasurer     Compliance, Investors Bank &
Boston, Massachusetts                                        Trust Company, 1996 to present.
Age: 34

Susan C. Mosher            Indefinite;         Secretary     Senior Director, Legal
200 Clarendon Street       Since 11/26/1997                  Administration, Investors Bank &
Boston, Massachusetts                                        Trust Company, 1995 to present.
Age: 48

Huey P. Falgout, Jr.       Indefinite;         Assistant     Chief Counsel, ING Funds,
7337 E. Doubletree         Since 11/19/2003    Secretary     November 2002 to present;
Ranch Road                                                   Counsel, AIG American General,
Scottsdale, Arizona                                          January 1999 to November 2002.
Age: 40

Megan L. Dunphy            Indefinite;         Assistant     Counsel, ING Financial Services,
151 Farmington Avenue      Since 11/19/2003    Secretary     September 1999 to present.
Hartford, Connecticut
Age: 34

John M. DelPrete           Indefinite;         Assistant     Senior Associate Counsel, Legal
200 Clarendon Street       Since 08/09/2002    Secretary     Administration, Investors Bank &
Boston, Massachusetts                                        Trust Company, 1997 to present.
Age: 35

----------
(1) Each Director holds office for an indefinite term until the earliest of the election and qualification of his or her successor or the date the Director resigns or dies. The officers of the Fund are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified.

For more information, please visit our web sites at:
www.ing-usa.com
www.ingretirementplans.com
www.ingannuities.com


                                                                    PRESORTED
                                                                    STANDARD
[ING LOGO]                                                        U.S. POSTAGE
                                                                      PAID
151 Farmington Avenue                                               BOSTON MA
Hartford, Connecticut 06156-8972                                 PERMIT NO.57842


[RECYCLED SYMBOL]
Printed on recycled paper


ANN.IPI-03 (3/04)

ITEM 2. CODE OF ETHICS.

        As of December 31, 2003, the Registrant has adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2003, there were no amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the Registrant's Code of Ethics is filed with this Form N-CSR under item 10 (a).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

        The Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant's audit committee is Patrick W. Kenny, who is "independent" as defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP ("KPMG"), the principal accountant for the audit of the registrant's annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $213,900, for the year ended December 31, 2003 and $206,750 for the year ended December 31, 2002.

(b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

        None

(c) TAX FEES: The aggregate fees billed for professional services rendered by KPMG LLC for tax compliance, tax advice and tax planning for 2003 and 2002 were $48,900 and $57,750, respectively. Such services include review of quarterly diversification testing, review of excise distribution calculations (if applicable) and review and of the Funds' federal, state and excise tax returns.

(d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

        None

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

                       MODEL AUDIT AND NON-AUDIT SERVICES
                               PRE-APPROVAL POLICY

                                  JUNE 25, 2003

I. STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Board of Directors or Trustees (the "Committee") of the ING Funds (each a "Fund," collectively, the "Funds") set out under Paragraph I on EXHIBIT A to this Audit and Non-Audit Services Pre-Approval Policy ("Policy") is responsible for the oversight of the work of the Funds' independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors' independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission ("SEC") rules promulgated in accordance with the Act, the Funds' may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services ("general pre-approval") or it may pre-approve specific services ("specific pre-approval"). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds' independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee's specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC's rules on auditor independence and that such services are compatible with maintaining the auditors' independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors' familiarity with the Funds' business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds' ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee's general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee's duty to pre-approve services performed by the Funds' independent auditors.

II. AUDIT SERVICES

The annual audit services engagement terms and fees are subject to the Committee's specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds' annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds' financial statements (E.G., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III. AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds' financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors' independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services;" assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV. TAX SERVICES

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors' independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds' independent auditors that do not, in the Committee's view, impair auditor independence and that are consistent with the SEC's rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V. OTHER SERVICES

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC's prohibited non-audit services is attached to this Policy as Appendix E. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC's prohibitions.

VI. PRE-APPROVAL OF FEE LEVELS AND BUDGETED AMOUNTS


The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee's specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund's audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. PROCEDURES

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on annual basis, receive from the independent auditors a list of services provided by the auditors during the prior 12-month period.

VIII. DELEGATION

The Committee may delegate pre-approval authority to one or more of the Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX. ADDITIONAL REQUIREMENTS

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors' independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                    THE FUND(S)          FEE RANGE
----------------------------------------------------------------  ---------------   ------------------
Statutory audits or financial audits (including tax services            /X/           As presented to
associated with audit services)                                                       Audit Committee

Services associated with SEC registration statements, periodic          /X/            Not to exceed
reports and other documents filed with the SEC or other                              $8,500 per filing
documents issued in connection with securities offerings
(E.G., consents), and assistance in responding to SEC comment letters.

Consultations by Fund management with respect to accounting or          /X/            Not to exceed
disclosure treatment of transactions or events and/or the                              $8,000 during
actual or potential effect of final or proposed rules,                               the Pre-Approval
standards or interpretations by the SEC, Financial Accounting                             Period
Standards Board, or other regulatory or standard setting
bodies.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                         THE
                                                        FUND(S)    FUND AFFILIATES      FEE RANGE
---------------------------------------------------  -----------   ---------------  ------------------
Services related to Fund mergers                          /X/            /X/           Not to exceed
                                                                                    $10,000 per merger

Consultations by Fund management with respect             /X/            / /           Not to exceed
to accounting or disclosure treatment of                                                $5,000 per
transactions or events and/or the actual or                                          occurrence during
potential effect of final or proposed rules,                                         the Pre-Approval
standards or interpretations by the SEC,                                                  Period
Financial Accounting Standards Board, or
other regulatory or standard setting bodies.
[NOTE:  Under SEC rules some consultations
may be "audit" services and others may be
"audit-related" services.]

Review of the Funds' semi-annual financial                /X/            / /           Not to exceed
statements                                                                            $5,000 for each
                                                                                     set of financial
                                                                                        statements

Reports to regulatory or government agencies              /X/            / /         Up to $5,000 per
related to the annual engagement                                                     occurrence during
                                                                                     the Pre-Approval
                                                                                          Period

Regulatory compliance assistance                          /X/            /X/           Not to exceed
                                                                                    $5,000 per quarter

Training courses                                          / /            /X/           Not to exceed
                                                                                     $2,000 per course

SAS 70 Internal Control Review for Investment             / /            /X/           Not to exceed
Advisers/Affiliated Sub-Advisers                                                     $150,000 during
                                                                                     the Pre-Approval
                                                                                          Period

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                         FUND
                                                      THE FUND(S)     AFFILIATES         FEE RANGE
----------------------------------------------------  -----------     ----------     ----------------
Preparation of federal and state income tax               /X/            / /           Not to exceed
returns and federal excise tax returns for the                                        $6,000 per Fund
Funds including assistance and review with excise                                        during the
tax distributions.                                                                      Pre-Approval
                                                                                           Period

Review of IRC Sections 851(b) and 817(h)                  /X/            / /          $750 per retail
diversification testing on a real-time basis                                          Fund and $1,000
                                                                                       per insurance
                                                                                       dedicated Fund
                                                                                         during the
                                                                                        Pre-Approval
                                                                                           Period

Review of year-end reporting for 1099's                   /X/            / /           Not to exceed
                                                                                       $800 per Fund
                                                                                         during the
                                                                                        Pre-Approval
                                                                                           Period

Tax assistance and advice regarding statutory,            /X/            /X/           Not to exceed
regulatory or administrative developments                                              $5,000 for the
                                                                                      Funds or for the
                                                                                     Funds' investment
                                                                                       adviser during
                                                                                      the Pre-Approval
                                                                                           Period

International tax services (e.g., Taiwan and              /X/            / /           Not to exceed
India)                                                                                $5,000 per Fund
                                                                                         during the
                                                                                        Pre-Approval
                                                                                           Period

Tax training courses                                      / /            /X/           Not to exceed
                                                                                     $2,000 per course
                                                                                         during the
                                                                                        Pre-Approval
                                                                                           Period

Service

Loan Staff Services                                       /X/            /X/           Not to exceed
                                                                                       $15,000 during
                                                                                      the Pre-Approval
                                                                                           Period

Service

                                                                         FUND
                                                      THE FUND(S)     AFFILIATES         FEE RANGE
----------------------------------------------------  -----------     ----------     ----------------
Tax services associated with Fund mergers                 /X/            / /          Not to exceed
                                                                                     $8,000 per merger
                                                                                        during the
                                                                                       Pre-Approval
                                                                                          Period

Tax services related to CLOs and CBOs                     / /            /X/          Not to exceed
                                                                                       $15,000 per
                                                                                         quarter

Appendix D

Pre-Approved Other Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                      THE FUND(S)  FUND AFFILIATES       FEE RANGE
----------------------------------------------------  -----------  ---------------    --------------
Agreed-upon procedures for Class B share                                 /X/           Not to exceed
12b-1 programs                                                                        $25,000 during
                                                                                           the
                                                                                       Pre-Approval
                                                                                          Period

AIMR assistance, and/or verification of                                  /X/          Not to exceed
composites                                                                            $25,000 during
                                                                                           the
                                                                                       Pre-Approval
                                                                                         Period

Appendix E

Prohibited Non-Audit Services
Dated:      200X

     - Bookkeeping or other services related to the accounting records or financial statements of the Funds

     -    Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     -    Actuarial services

     -    Internal audit outsourcing services

     -    Management functions

     -    Human resources

     -    Broker-dealer, investment adviser, or investment banking services

     -    Legal services

     -    Expert services unrelated to the audit

     - Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

(e)(2) Percentage of services referred to in 4(b) - (4)(d) that were approved by the audit committee: 100% of the services were approved by the audit committee.

(f) PERCENTAGE OF HOURS EXPENDED ATTRIBUTABLE TO WORK PERFORMED BY OTHER THAN FULL TIME EMPLOYEES OF KPMG IF GREATER THAN 50%.

        Not applicable.

(g) NON-AUDIT FEES: The non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $389,773 for the year ended December 31, 2003 and $428,518 for the year ended December 31, 2002.

(h) PRINCIPAL ACCOUNTANTS INDEPENDENCE: The Registrant's Audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable to this filing.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

        Not applicable to this filing.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

        (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures are effective based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date").

        (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

        (a)(1) Code of Ethics Described in Item 2 is attached.

        (a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a) are attached hereto as Exhibit 99CERT.302

        (b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99CERT.906.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)              ING Partners, Inc.


By (Signature and Title): /s/ James M. Hennessy
                          ----------------------------------------------------
                          James M. Hennessy, President and Principal Executive Officer
                          Date  March 10, 2004
                               ----------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.


By (Signature and Title): /s/ James M. Hennessy
                          ----------------------------------------------------
                          James M. Hennessy, President and Principal Executive Officer
                          Date  March 10, 2004
                               ----------------


By (Signature and Title): /s/ Michael J. Roland
                          ----------------------------------------------------
                          Michael J. Roland, Treasurer and Principal Financial Officer
                          Date  March 10, 2004
                               ----------------